UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant ☐
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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SmartHeat Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Copies of all communications to:
Robert Newman, Esq.
Newman & Morrison LLP
44 Wall Street, 12th Floor
New York, NY  10005
Tel. (212) 248-1001    Fax: (212) 202-6055

SMARTHEAT INC.
c/o Huajun Ai: Corporate Secretary
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141

___________________

To Stockholders of SmartHeat Inc.:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of SmartHeat Inc., a Nevada corporation (the “Company”), commencing at 1:00 pm (China Time), on September 9, 2014 at the Boardroom at the Langham Place, 555 Shanghai Street, Mongkok, Kowloon, Hong Kong, China.

Details regarding admission to the meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials you received in the mail and in this proxy statement. We have also made available a copy of our 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013, with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting. If you want more information, please see the Questions and Answers section of this proxy statement or visit the Annual Stockholders Meeting section of our Investor Relations website.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Also, please let us know if you plan to attend our Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

Thank you for your continued interest and support.

Sincerely,

Mr. Oliver Bialowons
Director and President

SMARTHEAT INC.
c/o Huajun Ai: Corporate Secretary
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON September 9, 2014

_____________
NOTICE IS HEREBY GIVEN that an Annual Meeting of the Stockholders of SmartHeat Inc., a Nevada corporation (the “Company”), will be held on September 9, 2014 at the  Boardroom at the Langham Place, 555 Shanghai Street, Mongkok, Kowloon, Hong Kong, China, commencing at 1:00 pm (China Time) for the purposes of considering and acting upon the following proposals:

1.	To elect five directors to the Board of Directors (the “Board”) of Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the appointment of Goldman Kurland and Mohidin, LLP as Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;
3.
To authorize the sale of  shares (the “Stock Sale”) of certain subsidiaries of Company pursuant to the terms of a certain Equity Interest Purchase Agreement (the  “EIPA”) dated October 10, 2013 by and among Heat PHE, Inc. (“Heat PHE”), a Nevada corporation and wholly owned subsidiary of the Company, as Seller, and Hongjun Zhang, on behalf of all of several individuals ( “Buyers”) indentified in Buyers’ Response to RFP submitted to the Company on September 10, 2013 and as revised and accepted by Company on September 23, 2013, as more fully described in the enclosed Proxy Statement;

4.	To consider and vote upon one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3;
5.	To approve an amendment to the Credit and Security Agreement dated July 27, 2012, by and between the Company and Northtech Holdings, Inc. (“Northtech”), executed on July __, 2014;
6.	To transact such other business as may properly come before the Annual Meeting.

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

You are entitled to vote only if you were a SmartHeat stockholder as of the close of business on July 22, 2014 (the “Record Date”). You are entitled to attend the Annual Meeting only if you were a SmartHeat stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

The Annual Meeting will begin promptly at 1:00 pm (China Time). Check-in will begin at 12:00 pm (China Time), and you should allow ample time for the check-in procedures.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, the section entitled Questions and Answers About the Proxy Materials and the Annual Meeting beginning on page 4 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By Order of the Board of Directors,

Mr. Oliver Bialowons
Director and President

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about ___________.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON September 9, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Smartheat Inc. (“Smartheat”, the “Company”, “us”, “our”, or “we”) for use at the Annual Meeting of Stockholders to be held on September 9, 2014, at 1:00 p.m. local time at the  Boardroom at the Langham Place, 555 Shanghai Street, Mongkok, Kowloon, Hong Kong, China (the “Annual Meeting”), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The address and telephone number of the Company are c/o the Corporate Secretary who maintains the Company’s corporate records at:

A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141
+86 (24) 2519-7699

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting. If you want more information, please see the Questions and Answers section of this proxy statement or visit the Annual Stockholders Meeting section of our Investor Relations website.

The proxy statement and form of proxy are being distributed and made available on or about ___________.

The costs of preparing, assembling and mailing this Proxy Statement and the other material enclosed and all clerical and other expenses of solicitation will be paid by Smartheat. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of Smartheat, without receiving additional compensation, may solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. Smartheat also will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Common Stock held of record by such custodians and will reimburse such custodians for their expenses in forwarding soliciting materials.

Neither the United States Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of the Equity Interest Purchase Agreement, passed upon the merits or fairness of the transactions contemplated thereby or passed upon the adequacy or accuracy of the disclosure in this Proxy Statement. Any representation to the contrary is a criminal offense.

GENERAL INFORMATION – THE ANNUAL MEETING OF STOCKHOLDERS

General

The enclosed proxy is solicited on behalf of the Board of Directors of Company for use at the Annual Meeting to be held at the Boardroom at the Langham Place, 555 Shanghai Street, Mongkok, Kowloon, Hong Kong, China on September 9, 2014

The Company maintains its corporate records at the office of its Secretary located at A-1, 10, Street 7,Shenyang Economic and Technological Development Zone, Shenyang, China 110141, phone number +86 (24) 2519-7699.

This proxy statement and the accompanying proxy card will first made available on or about ___________ to all stockholders entitled to vote at the meeting.

Outstanding Stock and Voting Rights

Only stockholders of record at the close of business on July 22, 2014 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding ___________ shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), the Company’s only outstanding class of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Annual Meeting.

Voting Procedures; Quorum

At the Annual Meeting, provided a quorum is present, the nominees for election as directors receiving the greatest number of votes cast, whether in person or represented by proxy and entitled to vote, up to the number of directors to be elected, which will be five, will be elected as directors of the Company.

Ratification of the appointment of Goldman Kurland and Mohidin, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

The approval of the Stock Sale pursuant to the EIPA requires the affirmative vote of a majority of the shares of the Common Stock outstanding at the close of business on the Record Date.

The approval of necessary adjournments requires the affirmative vote of a majority of the shares of the Company Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

Approval of the Third Amendment to the Credit Agreement requires the affirmative vote of a majority of shares Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

As of the Record Date, the directors and executive officers of the Company and their affiliates owned approximately _____% of the shares entitled to vote at the Annual Meeting.

All other matters to come before the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter presented in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election (the “Inspector”) who is expected to be either an employee of the Company or its transfer agent. In accordance with Nevada law, abstentions will be treated as present for purposes of determining the presence of a quorum.

The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given on such proxies, the shares will be voted:

•	FOR the election of each of the nominees for directors of the Company specified herein;
•	For the Ratification of the appointment of Goldman Kurland and Mohidin, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;
•	FOR the approval of the Stock Sale;
•	FOR the approval of one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3;
•	FOR the approval of the Third Amendment to the Credit Agreement and
•
upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the proxies, but will not be voted other than as provided for the matters set forth above.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Goldman, Kurland and Mohidin, LLP as SmartHeat’s independent registered public accounting firm for the fiscal year ending December 31, 2014. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Abstentions are considered votes cast and thus will have the same effect as votes “Against” each of the matters scheduled to be voted on at the Annual Meeting.

Proposal 1. Election of directors: Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Broker non-votes will have no effect on the vote on the election of directors, nor are there any abstentions in the election of directors; rather stockholders may vote “for” each nominee or withhold such vote.

Proposal 2. Ratification of the appointment of Goldman Kurland and Mohidin, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014: Abstentions will have the same effect as a vote against this proposal.  Broker are entitled to vote on this routine matter. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated.

Proposal 3. Stock Sale:  A properly executed ballot marked ABSTAIN with respect to this proposal will not be counted, although it will be counted for purposes of determining whether there is a quorum. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Broker non-votes also have the same effect as a vote against this proposal.

Proposal 4. Approval of Possible Adjournments of the Annual Meeting: A properly executed ballot marked ABSTAIN with respect to this proposal will not be counted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions are not considered votes cast, they will have no effect on the outcome of this proposal. Brokers have discretion to vote on behalf of beneficial owners with respect to this proposal; as a result, there will be no “broker non-votes” on this item.

Proposal 5. Approval of Approval of Third Amendment to the Credit Agreement: A properly executed ballot marked ABSTAIN with respect to this proposal will not be counted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions are not considered votes cast, they will have no effect on the outcome of this proposal. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Broker non-votes also have the same effect as a vote against this proposal.

Other than the relationship of Proposal 4 to Proposal 3 as described herein, none of the proposals is conditioned on the outcome of any other proposal.

Revocability of Proxies

The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

Solicitation of Proxies

The Company will bear the entire cost of soliciting proxies from its stockholders. In addition to solicitation of proxies by mail, the Company will request that banks, brokers, and other record holders send proxies and proxy material to the beneficial owners of the Company Common Stock and secure their voting instructions. The Company will reimburse the record holders for their reasonable expenses in taking those actions. If necessary, the Company may use several of its regular employees, who will not be specially compensated, to solicit proxies from the Company stockholders, either personally or by telephone, facsimile, letter or other electronic means.

Voting

Each stockholder is entitled to one vote for each share held on the close of business on the Record Date, on each matter properly submitted for the vote of stockholders at the Annual Meeting. The right to vote is exercisable, in person or by properly executed proxy as described further below.

If you are a stockholder of record as of the Record Date, you may vote in person at the Annual Meeting or vote by proxy using the proxy card. Whether or not you plan to attend the Annual Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy. To vote in person, you may come to the Annual Meeting and the Company will give you a ballot when you arrive. To vote using the proxy card, simply complete, sign and date the proxy card (which is enclosed if you received this proxy statement by mail or that you may request or that the Company may elect to deliver at a later time), and return it promptly in the envelope provided. If you return your signed proxy card to the Company before the Annual Meeting, the Company will vote your shares as you direct.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive instructions for granting proxies from their banks, brokers or other agents, rather than the Company’s proxy card. If your shares are held in an account with a broker or bank please follow the instructions provided by such broker or bank.

MATTERS BEING SUBMITTED TO A VOTE OF SMARTHEAT’S STOCKHOLDERS

Proposal 1: Election of directors

At this year’s Annual Meeting, five nominees will be elected as directors, which number will constitute the entire Board of Directors. Each director will be elected to a one-year term and will hold office until the 2015 Annual Meeting and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. The Board of Directors currently consists of five members, each of whom are standing for re-election at the Annual Meeting. Each of the nominees to the Board of Directors has been recommended by the Board of Directors. The Board of Directors has nominated Oliver Bialowons, Xin Li, Kenneth Scipta, Weiguo Wang and Qingtai Kong as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES SPECIFIED HEREIN.

Proposal 2:  Ratification of appointment of independent registered public accounting firm Goldman Kurland and Mohidin, LLP.

At this year’s Annual Meeting, Company stockholders will be asked to ratify the appointment of Goldman Kurland and Mohidin, LLP as the independent registered public accounting firm to audit our consolidated financial statement for the fiscal year ending December 31, 2014.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GOLDMAN KURLAND AND MOHIDIN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

Proposal 3: Stock Sale

At this year’s Annual Meeting, Company stockholders will be asked to approve the Stock Sale.

The terms of, reasons for and other aspects of the Stock Sale are described in detail in the other sections in this proxy statement.

You should note that the Company is seeking approval of the Stock Sale because such Stock Sale might be deemed under Nevada law to be a sale of substantially all of the Company’s assets. If stockholders do not approve the Stock Sale, or if the Stock Sale does not otherwise close, the Company may continue to explore additional alternatives to the Stock Sale or resubmit the Stock Sale in the same or revised form to the stockholders for approval at a future date.

The Buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajun Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively. Huajun Ai, Wen Sha, Jun Wang and Xudong Wang are also principals in Northtech Holdings Inc.  See the section captioned “Interest of Certain Persons in the Stock Sale”.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT COMPANY STOCKHOLDERS VOTE FOR  PROPOSAL 3 TO APPROVE THE STOCK SALE.

Proposal 4: Approval of Possible Adjournments of the Annual Meeting

If the Company fails to receive a sufficient number of votes to approve Proposal 3 at the Annual Meeting, the Company may propose to adjourn the Annual Meeting on one or more occasions, each for a period of not more than 30 days, for the purpose of soliciting additional proxies to approve Proposal 3. The Company currently does not intend to propose adjournment at the Annual Meeting if there are sufficient votes to approve Proposal 3.

You should note that in the absence of a quorum of shares present in person or represented by proxy at the meeting, the bylaws of the Company, as amended (the “Bylaws”) provide that the chairperson of the meeting may adjourn the meeting. The presentation of this Proposal 4 to the stockholders of the Company is not intended to, and does not, prevent the chairperson of the meeting from adjourning the Annual Meeting in the manner set forth in the Company’s Bylaws under such circumstances. In addition, this Proposal 4 does not prevent the meeting from otherwise being adjourned or postponed in accordance with the requirements of the Nevada Revised Statutes, our Articles of  Incorporation or the Bylaws of the Company.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS THAT COMPANY STOCKHOLDERS VOTE FOR  PROPOSAL 4 TO ADJOURN THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 3.

Proposal 5: Third Amendment to the Credit Agreement

At this year’s Annual Meeting, Company stockholders will be asked to approve the Third Amendment to the Credit Agreement.

The terms of, reasons for and other aspects of the Third Amendment to the Credit Agreement are described in detail in the other sections in this proxy statement.

You should note that Company is seeking approval under the terms of the Third Amendment to the Credit Agreement, which, if not approved, will constitute an event of default.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CREDIT AGREEMENT.

 SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. You should read carefully this entire proxy statement and the documents referred to in this proxy statement for a more complete description of the matters on which you are being asked to vote. A copy of the EIPA is attached as  Annex A  to this proxy statement. You are encouraged to read the EIPA as it is the legal document that governs the Stock Sale. This summary is qualified in its entirety by the EIPA and the more detailed information appearing elsewhere in this document. This summary includes page references in parentheses to direct you to a more complete description of the topics presented in this summary.

The Company

SmartHeat, Inc.

We are a U.S. holding company with no material assets other than the ownership interests through our subsidiaries Heat PHE and Heat HP of our foreign subsidiaries that design, manufacture and sell plate heating equipment (PHEs) and heat pumps (HPs) in the People’s Republic of China (“PRC”) and Germany.

Heat PHE

Heat PHE was formed in Nevada on August 23, 2013 and is our wholly owned subsidiary and, at that time, we entered into an assignment agreement (“PHE Assignment Agreement”) with Heat PHE to reorganize the business into a separate segment holding those subsidiaries that operated in the plate heating equipment, meters and related products.

Under the PHE Assignment Agreement, the Company agreed to transfer, and in the case of indirectly owned subsidiaries, cause to be transferred, to Heat PHE the following subsidiaries of the Company:

SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd.
SanDeKe Co., Ltd.
SmartHeat (Shenyang) Energy Equipment Co., Ltd.
SmartHeat Siping Beifang Energy Technology Co., Ltd.
Hohhot Ruicheng Technology Co., Ltd.

Our Heat PHE subsidiaries contain approximately 92 % of the assets and approximately 90 % of the liabilities of the Company, excluding the inter-segment transactions.

A PHE is a device that transfers heat from one fluid to another fluid across large metal plates. PHE products are used in the industrial, residential and commercial sectors to make energy use more efficient and to reduce pollution by reducing the need for coal fired boilers. The subsidiaries of Heat PHE design, manufacture, sell and service PHEs, PHE Units, which combine PHEs with various pumps, temperature sensors, valves and automated control systems, heat meters and heat pumps for use in commercial and residential buildings. They also design, manufacture and sell spiral heat exchangers and tube heat exchangers. Their products and used in a variety of industrial processes where heat transfer is required.  Applications include energy conversion for heating, ventilation and air conditioning, and industrial use in petroleum refining, petrochemicals, metallurgy, food and beverage and chemical processing. The subsidiaries of Heat PHE sell their products under the SmartHeat and Taiyu brand names and also sell PHEs under the Sondex brand name as an authorized dealer of Sondex PHEs in China.

Heat HP

Our wholly owned subsidiary Heat HP holds those subsidiaries that manufacture and distribute heat pumps and related products.

Heat HP was formed in Nevada on August 23, 2013 and is our wholly owned subsidiary and, at that time, we entered into an assignment agreement (“HP Assignment Agreement”) with Heat HP to reorganize the business into a separate segment holding those subsidiaries that operated in the heat pump related products.  Under the HP Assignment Agreement, the Company agreed to transfer, and in the case of indirectly owned subsidiaries, cause to be transferred, to Heat HP the following subsidiaries of the Company:

SmartHeat (China) Investment Co., Ltd.
SmartHeat (Shenyang) Heat Pump Technology Co., Ltd.
SmartHeat Deutschland GmbH
SmartHeat (Shanghai) Trading Co., Ltd.
Beijing SmartHeat Jinhui Energy Technology Co., Ltd.

Our Heat HP subsidiaries contain approximately 7 % of the assets and approximately 5 % of the liabilities of the Company, excluding the inter-segment transactions.

Our heat pump systems provide heating, cooling and hot water for residential and commercial buildings and process heat for industrial applications by moving heat between two locations using small amounts of electricity. In a typical system, heat pumps draw heat from outside air or ground to warm the inside of a home or office building. Many heat pumps have reversible cycles, too, using the same system to cool the inside of a building by transferring heat outside. Heat pumps replace conventional energy sources such as oil, gas and coal with the energy stored in water, soil and air or heat recovered from wastewater or exhaust air. By transferring heat between locations, rather than burning fuel to create a heat source, heat pumps are extremely efficient energy transfer systems. Commercial users install heat pump systems not only to reduce energy consumption but also carbon dioxide, or CO2, emissions, a trend that is encouraged by policymakers in China. The advantages of heat pumps in terms of energy efficiency, operating cost, CO2 emission reduction and their ability to provide heating and cooling in one machine has made them the leading energy source for new buildings in Germany and Austria, and has replaced conventional fossil fuel based technology in these countries to a large degree. As the PRC government continues to focus on emissions reduction and energy conservation, we believe there are opportunities for incremental growth in the rapidly growing heat pump market in China. We also anticipate expanding sales of heat pumps manufactured in China under EU design standards to the European market. Heat pumps accounted for 2% and 8% of our sales in 2013 and 2012, respectively.

If the Stock Sale is consummated and the Company exercises its option to cause the Buyers to purchase the remaining 20% of the Target Companies, we will continue to own Heat PHE and Heat HP and, indirectly, their respective subsidiaries:

Subsidiaries of Heat HP Inc.:

SmartHeat (China) Investment Co., Ltd.
SmartHeat (Shenyang) Heat Pump Technology Co., Ltd.
SmartHeat Deutschland GmbH
SmartHeat (Shanghai) Trading Co., Ltd.
Beijing SmartHeat Jinhui Energy Technology Co., Ltd.

Subsidiaries of Heat PHE Inc.:

SanDeKe Co., Ltd.
SmartHeat Heat Exchange Equipment Co., Ltd.

Seller:

Heat PHE Inc.
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141
+86 (24) 2519-7699

Buyers:

The Buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajuan Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively.  Huajuan Ai, Wen Sha, Jun Wang and Xudong Wang are also principals in Northtech Holdings Inc.

Principal Provisions of the Equity Interest Purchase Agreement (page __ and Appendix A)

Under the terms of the Equity Interest Purchase Agreement (“EIPA”), the Buyers agreed to purchase 40% of Heat PHE’s equity interests in the following PHE segment subsidiaries: SmartHeat Taiyu (Shenyang) Energy; SmartHeat Siping Beifang Energy Technology Co., Ltd.; SmartHeat (Shenyang Energy Equipment) Co. Ltd.; Hohot Ruicheng Technology Co., Ltd.; and Urumchi XinRui Technology Limited Liability Company (collectively, the “Target Companies”). The purchase price was RMB 5,000,000, which was paid at the closing on December 30, 2013. The Company retained an option to repurchase the equity interests of the Target Companies from Buyers at a purchase price of RMB 5,600,000 which expired unexercised on February 28, 2014. Buyers have an option to purchase an additional 40% equity interest in Target Companies for an additional purchase price of RMB 6,000,000 which was exercised on March 27, 2014 prior to its expiration. As one of the closing conditions to the sale of the additional 40% equity interest in Target Companies, Company must receive the approval of its stockholders representing a majority of its outstanding shares. In the event such approval is not obtained, Buyers may elect to terminate the EIPA. If our stockholders approve the sale, Company has the option to require Buyers to purchase the remaining 20% equity interest for a purchase price of RMB 2,500,000.

Following the Stock Sale, Company’s Board of Directors plans to explore strategic alternatives to deploy the proceeds of the Stock Sale, which may include expansion of our heat pump business in the United States, Europe and China, future acquisitions, a merger with another company, or other actions to redeploy capital. It is unlikely, however, that the Company will make a distribution of cash to our stockholders.

A copy of the EIPA, as amended, is attached as Annex A to this proxy statement. The description of the EIPA herein is qualified in its entirety by reference to the EIPA. We encourage you to read the EIPA in its entirety.

Reasons for the Stock Sale (page __)

The Company’s Board of Directors determined that the terms of the EIPA and the transactions contemplated by the EIPA, including without limitation, the sale of the additional 40% of its equity interest in Target Companies are advisable and in the best interests of the Company and its stockholders, and has approved the Stock Sale and the transactions contemplated by the EIPA.

Both positive and negative factors, together with the background of the transaction set forth below, comprise the Board of Directors’ material considerations in entering into the EIPA.  For a description of the factors that the Board of Directors considered in entering into the EIPA, please see the discussion below under the heading “The Sale of Stock by the Company.”

Use of Proceeds (page __)

A subsidiary of Heat PHE, and not the Company’s stockholders, will receive all of the net proceeds from the Stock Sale. Following the Stock Sale, the Company’s Board of Directors plans to explore strategic alternatives to deploy the proceeds of the Stock Sale, which may include expansion of our heat pump business in the United States, Europe and China future acquisitions, a merger with another company, or other actions to redeploy capital. It is unlikely, however, that the Company will make a distribution of cash to our stockholders.

Although the Board of Directors and management have had preliminary discussions regarding potential uses of our capital following the Stock Sale, the Board of Directors intends to continue to review anticipated liabilities and potential strategic uses of capital in connection with the continuation of the Company as a going concern. Accordingly, we cannot specify with certainty the amount of net proceeds, if any, we will use for any particular use or the timing in respect thereof. Consequently, you should not vote in favor of the Stock Sale based upon any assumptions regarding the amount or timing of any potential usages of capital or distributions to stockholders.

Recommendations to the Company’s Stockholders (page _)

The Company’s Board of Directors has determined that the sale of substantially all of the Company’s assets pursuant to the Stock Sale is advisable in the best interests of the Company and the Company’s stockholders.  The Company’s Board of Directors has approved the Stock Sale, and recommends that the stockholders of the Company vote in favor of the EIPA and the transactions contemplated by the EIPA, and in favor of any necessary adjournments. Certain of the Company’s former officers, who are significant stockholders, have interests in the Stock Sale that are different from the other holders of the shares of the Company’s Common Stock. See the section captioned “Interest of Certain Persons in the Stock Sale”.

Conditions to the Stock Sale (page __)

The obligations of each of Buyers and Heat PHE to complete the Stock Sale are subject to the satisfaction of specified conditions set forth in the EIPA, including the approval of the EIPA and related agreements by Company’s stockholders holding a majority of the outstanding shares of Common Stock.   For a description of the closing conditions, please see the discussion below under the headings “Principal Provisions of the Equity Interest Purchase Agreement.”

Interests of Certain Persons in the Stock Sale (page __)

Buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajun Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively. Huajun Ai, Wen Sha, Jun Wang and Xudong Wang are also principals in Northtech Holdings Inc.

Risk Factors (page __)

In evaluating the Stock Sale, in addition to the other information contained in this proxy statement, you should carefully consider the risk factors relating to the Stock Sale and our Company discussed herein.

RISK FACTORS

When you decide whether to vote for approval of the Stock Sale, you should consider the following factors in conjunction with the other information included in this proxy statement.

If the Stock Sale is not consummated, we will continue to seek other financing alternatives and operate for as long as possible.

If the Stock Sale is not consummated we will continue to seek additional financing option and operate for as long as possible. If we are unable to find alternatives to finance and expand our PHE segment and we continue to operate at a loss we will need to consider options in bankruptcy as we will have not enough operating cash to continue our business.

We cannot be sure if or when the Stock Sale will be completed.

The consummation of the Stock Sale is subject to the satisfaction or waiver of various conditions, including the authorization of the Stock Sale by our stockholders and receipt of a Fairness Opinion. We cannot guarantee that the closing conditions set forth in the EIPA will be satisfied. If we are unable to satisfy the closing conditions in the Buyer’s favor or if other mutual closing conditions are not satisfied, the Buyer will not be obligated to complete the Asset Sale.

If the Stock Sale is not completed, our board of directors, in discharging its fiduciary obligations to our stockholders, will evaluate other strategic alternatives that may be available. Such other strategic alternatives may not be as favorable to our stockholders as the Stock Sale. Any future sale of substantially all of our assets or other transactions may be subject to further stockholder approval.

While the Stock Sale is pending, it creates uncertainty about our future that could have a material adverse effect on our business, financial condition and results of operations.

While the Stock Sale is pending, it creates uncertainty about our future. As a result of this uncertainty, our current or potential business partners may decide to delay, defer or cancel entering into new business arrangements with us pending completion or termination of the Asset Sale. In addition, while the Stock Sale is pending, we are subject to a number of risks, including:

• the diversion of management and employee attention from our day-to-day business;

• the potential disruption to business partners and other service providers; and

• the possible inability to respond effectively to competitive pressures, industry developments and future opportunities.

The occurrence of any of these events individually or in combination could have a material adverse effect on our business, financial condition and results of operation.

In addition, pending the completion of the Stock Sale, we may be unable to attract and retain key personnel and our management’s focus and attention and employee resources may be diverted from operational matters during the pendency of the Asset Sale.

In the event that the Stock Sale is not completed, the announcement of the termination of the EIPA may also adversely affect the trading price of our Common Stock, our business or our relationships with lenders, customers, suppliers and employees.

Our former officers and current executive officers and managers of the Company’s subsidiaries have interests in the Stock Sale other than, or in addition to, the interests of our stockholders generally.

The Buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajun Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively. Huajun Ai, Wen Sha, Jun Wang and Xudong Wang are also principals in Northtech Holdings Inc. Our board of directors was aware of these interests and considered them, among other matters, in approving the EIPA.

We will continue to incur the expenses of complying with public company reporting requirements following the closing of the Stock Sale.

After the Stock Sale, we will continue to be required to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), even though compliance with such reporting requirements is economically burdensome.

If the Stock Sale is not completed and the EIPA is terminated, there may not be any other offers from potential acquirers.

If the Stock Sale is not completed and the EIPA is terminated, we may seek another purchaser for our assets. There can be no assurances that we would be able to enter into meaningful discussions or to otherwise complete any transaction with any other party who may have an interest in purchasing our assets on terms acceptable to us. Additionally, the inability to complete the Stock Sale could make potential acquirers more reluctant to engage in a transaction with us.

We may be exposed to litigation related to the Stock Sale from the holders of our Common Stock.

Transactions such as the Stock Sale are often subject to lawsuits by stockholders. Because the holders of our Common Stock will not receive any consideration from the Stock Sale, it is possible that they may sue the Company or its board of directors.

We will incur significant expenses in connection with the Stock Sale.

We expect to pay legal fees, accounting fees and proxy filing costs whether or not the Stock Sale closes. Any significant expenses or payment obligations incurred by us in connection with the Stock Sale could adversely affect our financial condition and cash position.

 The Company’s stockholders will not receive any of the proceeds of the Stock Sale.

If the Stock Sale is consummated, the cash purchase price will be paid directly to a subsidiary of Heat PHE located in China.  None of the net proceeds of the purchase price will be received by the Company’s stockholders, unless the Board of Directors ultimately proposes a distribution to the stockholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: Why am I receiving these materials?

A: Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at SmartHeat’s 2013 Annual Meeting of Stockholders, which will take place on September 9, 2014, at the Boardroom at the Langham Place, 555 Shanghai Street, Mongkok, Kowloon, Hong Kong, China, at 1:00 pm (China Time). As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (SEC), we may furnish proxy materials, including this proxy statement and our 2013 Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q: How do I get electronic access to the proxy materials?

A: The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting on the Internet; and
•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: What items of business will be voted on at the Annual Meeting?

A: The items of business scheduled to be voted on at the Annual Meeting are:

1.	To elect five directors to the Board of Directors (the “Board”) of the Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the appointment of Goldman Kurland and Mohidin, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;
3.	To authorize the Stock Sale, which might be deemed under Nevada law to be the sale of substantially all the assets of the Company;
4.	To consider and vote upon one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3;
5.	To approve an amendment to the Credit and Security Agreement, dated July 27, 2012, by and between the Company and Northtech Holdings, Inc. (“Northtech”), executed on July __, 2014; and
6.	To transact such other business as may properly come before the Annual Meeting.

Q: How does the Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote your shares “For” each of the 5 proposals scheduled to be voted upon at the Annual Meeting.

Q: What shares can I vote?

A: Each share of SmartHeat Common Stock issued and outstanding as of the close of business on the Record Date for the 2014 Annual Meeting of Stockholders is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date we had ________ shares of Common Stock issued and outstanding.

Q: How many votes am I entitled to per share?

A: Each holder is entitled to one vote for each share of Common Stock held as of the Record Date.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most SmartHeat stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by SmartHeat. As the stockholder of record,  you have the right to grant your voting proxy directly to SmartHeat or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, SmartHeat has enclosed or sent a proxy card for you to use. You may also vote on the Internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Annual Meeting?”

Q: How can I contact SmartHeat’s transfer agent?

A: Contact our transfer agent by either writing to Interwest Transfer Company, Inc., 1981 Murray Holladay Road, Suite 100, Salt Lake City, UT 84117, or by telephoning 801-272-9294.

Q: How can I attend the Annual Meeting?

A: You are entitled to attend the Annual Meeting only if you were a SmartHeat stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You must present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

 If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or Internet, by indicating your plans when prompted.

The meeting will begin promptly at 1:00 pm (Local time). Check-in will begin at 12:45 pm  (Local time), and you should allow ample time for the check-in procedures.

Q: How can I vote my shares in person at the Annual Meeting?

A: Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q: How can I vote my shares without attending the Annual Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction card provided to you by your broker, bank, trustee, or nominee.

Q: Can I change my vote or revoke my proxy?

A: You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to SmartHeat’s Corporate Secretary at A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang China 110141, prior to your shares being voted, or (3) attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q: Is my vote confidential?

A: Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within SmartHeat or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to SmartHeat management.

Q: How many shares must be present or represented to conduct business at the Annual Meeting?

A: The quorum requirement for holding the Annual Meeting and transacting business is majority of the voting power of the issued and outstanding Common Stock of SmartHeat as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q: How are votes counted?

A: In the election of directors (proposal number 1), you may vote “For” all or some of the nominees or your vote may be “Withheld” with respect to one or more of the nominees.

For the other items of business, you may vote “For,” “Against,” or “Abstain.” If you elect to “Abstain,” the abstention has the same effect as a vote “Against.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

Q: What is the voting requirement to approve each of the proposals?

A: In the election of directors, the five persons receiving the highest number of affirmative “For” votes at the Annual Meeting will be elected.

For Proposals 2, 4 and 5, the affirmative “For” vote of a majority of those shares present in person or represented by proxy and entitled to vote on them at the Annual Meeting is required for approval.

For Proposal 3, the affirmative vote of a majority of share outstanding required. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Goldman, Kurland and Mohidin, LLP as SmartHeat’s independent registered public accounting firm for the fiscal year ending December 31, 2014. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Abstentions are considered votes cast and thus will have the same effect as votes “Against” each of the matters scheduled to be voted on at the Annual Meeting.

Please note that the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q: Is cumulative voting permitted for the election of directors?

A: No. You may not cumulate your votes for the election of directors.

Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Oliver Bialowons, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: Who will serve as inspector of elections?

A: The inspector of elections will be either the transfer agent or an officer of the Company.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: SmartHeat will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and personnel, who will not receive any additional compensation for such solicitation activities.

Q: Where can I find the voting results of the Annual Meeting?

A: We will disclose voting results on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

Q: What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A: Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to SmartHeat’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2015 Annual Meeting of Stockholders, the Corporate Secretary of SmartHeat must receive the written proposal at our principal executive offices no later than ____________, 2015; provided, however, that in the event that we hold our 2015 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2014 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Exchange Act). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

SmartHeat Inc.
Attn: Corporate Secretary
c/o
Newman & Morrison, LLP
44 Wall Street, 12th Floor
New York, NY 10001

For a stockholder who wishes to present a proposal before an annual meeting of stockholders but does not intend for the proposal to be included in our proxy statement must deliver a timely written notice to our Corporate Secretary. To be timely for our 2015 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not later than the close of business on ___________, 2015.

In the event that we hold our 2015 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2014Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

 If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates: You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors, and should be directed to the Corporate Secretary of SmartHeat at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Consideration of Director Nominees” on page 12 of this proxy statement.

Copy of Bylaw Provisions: You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

QUESTIONS AND ANSWERS ABOUT THE STOCK SALE

Q: WHY IS SMARTHEAT PROPOSING TO ENTER INTO THE STOCK SALE?

A: After due consideration of all other alternatives reasonably available to the Company, the Board of Directors concluded that the completion of the Stock Sale was the best alternative to raise additional working capital to fund the Company’s Heat HP segment for expansion of its products into markets located in the United States, China and Europe.  The Company requires significant additional funds and cash flow to pay creditors and to support the Heat HP business which continues to operate with losses.  The Company has not been able to attract purchasers for its Heat HP segment that would generate sufficient funds to supply additional cash flow to support the Heat PHE operations. However, the Stock Sale substantially eliminates our losses from Heat PHE and provides funds for us to develop Heat HP’s heat pump business.  Following the Stock Sale, the Company’s Board of Directors plans to explore strategic alternatives to deploy the proceeds of the Stock Sale, which may include expansion of its Heat HP heat pump products into markets located in the United States, China and Europe, future acquisitions, a merger with another company, or other actions to redeploy capital. It is unlikely, however, that the Company will make a distribution of cash to our stockholders.

Q: WHAT WILL SMARTHEAT RECEIVE FOR THE ASSETS BEING SOLD IN THE STOCK SALE?

A: Pursuant to the terms of the EIPA, Buyers purchased 40% of the Company’s equity interests in the Target Companies. The purchase price of RMB 5,000,000 was paid on December 30, 2013. The Company retained an option to repurchase the equity interests of the Target Companies from Buyers at a purchase price of RMB 5,600,000 which expired on February 28, 2014.  Buyers have exercised their option to purchase an additional 40% equity interest in Target Companies for an additional purchase price of RMB 6,000,000 subject to various closing conditions, including stockholder approval. If the Company’s stockholders approve the Stock Sale, the Company has the option to require the Buyers to purchase the remaining 20% equity interest for a purchase price of RMB 2,500,000.  A subsidiary of Heat PHE located in China will receive the proceeds of the Stock Sale. In addition, because the transaction is a Stock Sale, all liabilities related to the Target Subsidiaries (which, at March 31, 2014 was approximately $63.6 million) will be transferred to Buyers.

Q: WHAT HAPPENS IF THE EQUITY INTEREST SALE IS NOT COMPLETED?

A: As a condition to closing of the Buyers’ purchase of the additional 40% equity interest, approval of a majority of the Company’s stockholders is required. In the event such approval is not obtained, Buyers may terminate the EIPA. If the Stock Sale is not completed, the Company will continue to seek other strategic options, including, without limitation, future acquisitions, a merger with another company, or other actions to raise capital.  Management believes that the Company would continue to operate at a significant loss until another alternative to the Stock Sale is identified and implemented.  If the Company continues to operate at a loss and becomes insolvent, it may be forced to resort to bankruptcy protection. In such event, it is extremely unlikely that the Company will be able to satisfy all of its liabilities and obligations, and there would therefore be no continuing operation of the Heat HP segment.

Q: WILL ANY DISTRIBUTIONS BE MADE TO SMARTHEAT’S STOCKHOLDERS?

A: The Board of Directors intends to continue to review anticipated liabilities and potential strategic uses of capital in connection with the operation of Heat HP as a going concern. Following the Stock Sale, the Company’s Board of Directors plans to explore strategic alternatives to deploy the proceeds of the Stock Sale, which may include expansion of its Heat HP heat pump products into markets located in the United States, China and Europe, future acquisitions, a merger with another company, or other actions to redeploy capital. Accordingly, we cannot specify with certainty the amount of net proceeds, if any, we will use for any particular use or the timing in respect thereof. Consequently, you should not vote in favor of the Stock Sale based upon any assumptions regarding the amount or timing of any potential usages of capital or distributions to stockholders.

Q: WHAT HAPPENS IF SMARTHEAT’S STOCKHOLDERS DO NOT APPROVE THE EQUITY INTEREST SALE?

A: As a condition to closing of the purchase of the additional 40% equity interest, approval of a majority of the Company’s stockholders is required. In the event such approval is not obtained, either Buyers or Company may terminate the EIPA. If the Stock Sale is not completed, the Company will continue seek other strategic options, including, without limitation, future acquisitions, a merger with another company, or other actions to raise capital.  Management believes the Company will continue to operate at a significant loss until another alternative to the Stock Sale is identified and implemented.  If the Company continues to operate at a loss and becomes insolvent, it may be forced to resort to bankruptcy protection. In such event, it is extremely unlikely that the Company will be able to satisfy all of its liabilities and obligations, and there would therefore be no continuing operation of the Company.

Q: AM I ENTITLED TO APPRAISAL RIGHTS?

A: No.  The Company’s stockholders are not entitled to appraisal rights in connection with the Stock Sale.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our current executive officers and directors and their ages, positions and biographical information are as follows:

Name	Position	Age
Oliver Bialowons	President & Director	45
Yingkai Wang	Acting Chief Accountant	41
Kenneth Scipta	Director	72
Weiguo Wang	Director	48
Xin Li	Director	40
Qingtai Kong	Director	67

Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. Each executive officer is a full time officer. Our directors hold office for one-year terms or until their successors have been elected and qualified. There are no family relationships between any of our directors, executive officers or other key personnel and any other of our directors, executive officers or key personnel. There are no arrangements or understandings between any of our directors or executive officers and any other persons pursuant to which such director or executive officer was selected in that capacity.

Oliver Bialowons, President and Director

Oliver Bialowons was appointed as a Director and as President of the Company on May 25, 2012, to fill the roles formerly held by Jun Wang. Mr. Bialowons brings more than 20 years of experience as a turnaround executive to the Board of Directors and management of the Company. Mr. Bialowons also serves as a Director of KarstadtQuelle AG, a German retailer. In 2009, Mr. Bialowons assumed the position of Chairman of Bowe Bell Howell Inc., a financially stressed U.S. based manufacturer of industrial logistics equipment with worldwide operations and distribution. Mr. Bialowons directed the restructuring of Boewe Bell Howell’s business and eventual sale of the Bell Howell business to Bell and Howell, LLC, a portfolio company of Versa Capital Management, LLC. Mr. Bialowons continued to serve as Chairman of Bowe Bell Howell in the United States until March of 2012. Since March of 2012, Mr. Bialowons has also served as the Chief Executive Officer of IHR Platz in Germany. From 2008 to 2010, Mr. Bialowons was Chief Executive Officer of Boewe Systec AG and Wanderer Werke AG, and from 2007-2008 he was Chief Operating Officer of neckermann.de GmBH.  Prior to 2007, Mr. Bialowons held various management positions at Mitsubishi Motors Corp. and DaimlerChrysler AG.

Yingkai Wang, Acting Chief Accountant and Treasurer

Yingkai Wang was appointed as our Acting Chief Accountant on June 7, 2013. Mr. Wang has served as our subsidiaries financial manager since 2007, and has been responsible for our internal financial reporting, establishing a budget and for analyzing our subsidiaries’ overall financial position.  Mr. Wang was previously the financial manager of Shenyang Zhong Zhijie Electric Equipment Co., Ltd. from 2004-2007, and Shenyang Materials Group from August 1996 – April 2004.  Mr. Wang is acquainted with our subsidiaries’ operations and was appointed to serve our Acting Chief Accountant by our Board of Directors as we continue to search for a new Chief Financial Officer.

Huajun Ai, Corporate Secretary

Ms. Ai was appointed our Corporate Secretary on April 14, 2008. Ms. Ai joined Taiyu in 2002 as its Corporate Secretary. From December 2000 to October 2002, she served as an accountant at Shenyang Dongyu International Trade Co., Ltd. From July 1994 to November 2000, Ms. Ai served as an accountant at Northeast Jin Cheng Industrial Corp. Ms. Ai obtained her bachelor’s degree in Foreign Trade Accounting from Shenyang North Eastern University in 1994.

 Kenneth Scipta, Director

Kenneth Scipta was appointed to our Board of Directors and as Chairman of our Audit Committee on July 10, 2012. Mr. Scipta, a certified public accountant, has over 35 years of relevant accounting experience, and has served on several boards of directors. From 1993 to 1996, Mr. Scipta was the president and a board member of Mid-West Springs Manufacturing Company, a NASDAQ traded company, where he was responsible for day to day operations, planning, administration and financial reporting. Upon Mr. Scipta’s resignation he assumed the duties of president of the special products division, which included catalog sales, die springs and the development of international sales. Previously, from 1979-1993, Mr. Scipta served in various positions such as president, vice president of finance and vice president of sales and marketing for Mid-West’s primary subsidiary. From 1998 to 2006, Mr. Scipta was the chief executive officer and a board member of First National Entertainment Company, a multi-million dollar company traded on NASDAQ.

Weiguo Wang, Director

Mr. Wang was appointed to our Board of Directors on June 19, 2008, and serves currently as the Chairman of our Compensation Committee and member of our Audit Committee and Nominating and Corporate Governance Committee. Mr. Wang brings over eight years of relevant industry oversight and extensive engineering experience to the Board. Mr. Wang has served as a Director of the China Special Equipment Inspection and Research Agency since 2006. Prior positions include serving as a supervisor of the Lanzhou Heat Transfer & Save Energy Engineering Center in 2006, Assistant Secretary General of the China Standardization Committee on Boilers and Pressure Vessels in 2005 and Deputy General Manager of Boilers Standard (Beijing) Technology Services Center Co., Ltd. in 2004. From July 2001 to December 2003, Mr. Wang was a teacher at Tianjin University, China. Mr. Wang holds a bachelor’s degree in Mechanics, a master’s degree in Fluid Mechanics and a PhD in Fluid Mechanics, all from Beijing University. His skills include business analysis, industry analysis, and long-range planning, especially as applied to manufacturing and standards implementation.

Xin Li, Director

Mr. Li was appointed to our Board of Directors on July 29, 2009, and serves as the Chairman of our Nominating and Corporate Governance Committee and member of our Audit Committee and Compensation Committee. Mr. Li brings more than a decade of corporate governance and industrial operations management experience to the Board. He is a renowned management consultant in China and currently serves as the general manager of Beijing ShengGao Consulting Co., Ltd., a strategic advisory firm founded by him more than 10 years ago that focuses on providing strategic guidance and management training to global companies. He also serves as an independent director and chairs the audit and various governance committees at several large Chinese domestic companies not listed in the United States. Mr. Li is a prolific writer in strategies and management issues. He has authored several books in the areas of management science and strategic planning. Mr. Li is proficient in Mandarin Chinese and English. He has an MBA and is a Research Fellow at the Management Science Center of Beijing University.

Qingtai Kong, Director

Mr. Kong was appointed to our Board of Directors on September 22, 2011, and serves as a member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Mr. Kong is a senior engineer bringing over 20 years of management experience in the gas supply and heating industry in China to the Board, and he currently serves as commissioner of China’s Industrial Gas Committee. From 1995 to 2001, Mr. Kong served as Deputy Director overseeing district heating projects for the Qinhuangdao District Bureau of Municipal & Rural Construction in Hebei Province. From 1991 to 1995, Mr. Kong served as general manager of the state-owned utility Gas Supply Corporation of Qinhuangdao in Hebei Province. Mr. Kong’s career in the gas industry began in 1988 with his position as chief engineer of a gas network project in the city of Qinhuangdao.

Board Meetings

Our Board of Directors held two meetings during fiscal year 2013, which does not include actions taken by written consent or committee meetings.  Each director attended at least 75% of the meetings of the Board of Directors held during the period for which he has been a director and the meetings of the Board committees on which he served during the periods that he served in fiscal year 2013.  Under our Corporate Governance Guidelines, directors are expected to attend either in person or by telecommunication, all meetings of our Board of Directors, all meetings of any committee of which he is a member and the annual meeting of stockholders, in addition to spending the time necessary to discharge properly his respective duties and responsibilities.  All members of the Board of Directors were in attendance at the Company’s 2013 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

Since filing our Form 10-Q for the quarter ended March 31, 2012, we significantly restructured our Board of Directors and management. Two directors, Jun Wang and Arnold Staloff, resigned, and two new directors, Oliver Bialowons and Kenneth Scipta, were appointed to our Board of Directors.  Jun Wang resigned as Chairman and Chief Executive Officer of the parent company in order to focus his time and attention on our operations in China. He retained his positions as General Manager of several of our operating subsidiaries. Mr. Wen Sha and Xudong Wang also resigned from their respective positions with the parent company in order to focus their time and attention to their roles with our operating subsidiaries. Oliver Bialowons assumed the duties of President of the parent company on May 25, 2012, and Michael Wilhelm assumed the duties of Chief Financial Officer and Treasurer on July 10, 2012, following the end of our second quarter.

On February 23, 2013, Michael Wilhelm resigned from his position as our Chief Financial Officer due to being “named personally in a groundless stockholder suit, where the alleged (unproven) actions in question are alleged to have taken place long before his involvement with the company.” Mr. Wilhelm was added as a defendant to the class action lawsuit filed against the Company, its directors, and certain of its former officers, originally captioned  Steven Leshinsky v. James Wang, et. al,  now captioned  Stream Sicav, Dharanedra Rai et al. v. James Jun Wang, Smartheat Inc. et al.,  in an amended complaint filed by the Rosen Law Firm on January 28, 2012.  We have had difficulty in retaining a suitable replacement for Mr. Wilhelm due to this class action lawsuit.

In the interim, and so as to have a principal accounting officer that could sign the certifications under Sections 302(a) and 906 of the Sarbanes Oxley Act of 2002 necessary to complete and file our period reports with the Securities and Exchange Commission, we appointed Yangkai Wang as our Acting Chief Accountant on June 7, 2013. While Mr. Yingkai Wang has served as a financial manager to our subsidiaries since 2007, he has limited relevant education and training in U.S. GAAP and related SEC rules and regulations.

As part of its oversight functions, the Board of Directors is responsible for the oversight of risk management at the Company.  Our Board of Directors delegates risk oversight to our Audit Committee, which considers and addresses risk assessment and risk management issues and concerns, and reviews with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures.

Director Independence

Our Board of Directors has determined that each of Messrs. Scipta, Wang, Li, and Kong are independent directors.  We have established the following standing committees of the Board of Directors: Audit, Compensation and Nominating and Corporate Governance.  All members of the Audit, Compensation and Nominating and Corporate Governance Committees satisfy the “independence” standards applicable to members of each such committee.  The Board of Directors made this affirmative determination regarding these directors’ independence based on discussions with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and, on transactions by the directors with the Company, if any.  The Board of Directors considered relationships and transactions between each director, or any member of his immediate family, and the Company, its subsidiaries and its affiliates.  The purpose of the Board of Directors’ review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NASDAQ rules.

 Nominating and Corporate Governance Committee

We established our Nominating and Corporate Governance Committee (the “Nominating Committee”) in April 2009.  The Nominating Committee consists of Messrs. Wang, Li, Kong, and Scipta each of whom is an independent director.  Mr. Li is the Chairman of the Nominating Committee.  The Nominating Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual meeting and fills any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders (the process for which is set forth herein under the section entitled “Stockholder Nominations for Directors”), and reviews and considers developments in corporate governance practices.  The Nominating Committee held no meetings during fiscal year 2013, which does not include actions taken by written consent.  The Board of Directors has adopted a written charter for the Nominating Committee, the current copy of which is available on our website at www.smartheatinc.com.

Consideration of Director Nominees

The policy of our Nominating and Corporate Governance Committee is to consider properly submitted recommendations for candidates to the Board of Directors from stockholders. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the Board of Directors and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and SmartHeat within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of our shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board of Directors, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board of Directors should be sent to:

SmartHeat Inc.
Attn: Corporate Secretary
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141

Director Qualifications

Our Nominating and Corporate Governance Committee will evaluate and recommend candidates for membership on the Board of Directors consistent with criteria established by our Board of Directors. While our Board of Directors has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, due to the global and complex nature of our business, the Board of Directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.

Although our Board of Directors has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess, when considering a potential non-incumbent candidate, the Nominating and Corporate Governance Committee will factor into its determination the following qualities of a candidate: educational background, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, and ability to represent the best interests of our stockholders.

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board of Directors, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Nominating and Corporate Governance Committee through stockholders, management, current members of the Board of Directors, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the committee deems appropriate, including the use of third parties to review candidates.

Audit Committee and Audit Committee Financial Expert

We have established a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee consists of Messrs. Scipta, Wang, Li, and Kong, each of whom is an independent director. Mr. Scipta, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K. The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The Audit Committee held four meetings during fiscal year 2013, which does not include actions taken by written consent. As more fully described in its charter, a copy of which is available on our website at www.smartheatinc.com, the functions of the Audit Committee include the following:

•	appointment of independent auditors, determination of their compensation and oversight of their work;

•	review the arrangements for and scope of the audit by independent auditors;

•	review the independence of the independent auditors;

•	consider the adequacy and effectiveness of the internal controls over financial reporting;

•	pre-approve audit and non-audit services;

•	establish procedures regarding complaints relating to accounting, internal accounting controls, or auditing matters;

•	review and approve any related party transactions;

•	discuss with management our major financial risk exposures and our risk assessment and risk management policies; and

•	discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters.

Compensation Committee

We established our Compensation Committee in April 2009.  The Compensation Committee consists of Messrs. Wang, Li, Kong and Scipta each of whom is an independent director.  Dr. Wang is the Chairman of the Compensation Committee.  The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key personnel, and for the administration of our equity incentive plan, including the approval of grants under such plan to our directors, personnel and consultants.  The Compensation Committee also reviews and determines compensation of our executive officers.  The Compensation Committee may delegate its authority to subcommittees, but may not delegate its responsibilities for any matters involving executive compensation unless all members of such subcommittee qualify as independent directors.  The Compensation Committee may consult with the members of management in the exercise of its duties.  Notwithstanding such consultation, the Compensation Committee retains absolute discretion over all compensation decisions with respect to the executive officers.  The Compensation Committee held no meetings during fiscal year 2013, which does not include actions taken by written consent.  The Board of Directors has adopted a written charter for the Compensation Committee, the current copy of which is available on our website at www.smartheatinc.com.

            The compensation of our executive officers and other personnel is composed of base compensation and equity compensation.   The Compensation Committee has determined the compensation of all executive officers appointed subsequent to the establishment of our Compensation Committee in April 2009.  The Compensation Committee will review base compensation of the executive officers, taking into consideration the Company’s overall financial position and the state of its business.  The Compensation Committee will determine any increase in compensation, with respect to each officer, based on individual performance, level of responsibility, and skills and experience, taking into account the anticipated level of difficulty in replacing such officers with persons of comparable experience, skill and knowledge.

The Committee has the exclusive authority to hire compensation, accounting, legal or other advisors. In connection with any such hiring, the Committee can determine the scope of the consultant’s assignments and their fees. The scope of a consultant’s services may include providing the Committee with data regarding compensation trends, assisting the Committee in the preparation of market surveys or tally sheets or otherwise helping it evaluate compensation decisions. The Committee did not retain an outside compensation consultant in 2013.

Communications with the Board of Directors

Stockholders may contact the Board of Directors about bona fide issues or questions about SmartHeat by sending an email to info@smartheatinc.com or by writing the Corporate Secretary at the following address:

SmartHeat Inc.
Attn: Corporate Secretary
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141

Any matter intended for the Board of Directors, or for any individual member or members of the Board of Directors, should be directed to the email address or street address noted above, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to the Corporate Secretary for forwarding to the Board of Directors or specified member or members will be forwarded in accordance with the stockholder’s instructions.

Legal Proceedings

Oliver Bialowons, our President, was an executive officer of Bowe Bell & Howell Company, a U.S. based manufacturer of industrial logistics equipment with worldwide operations and distribution, which filed for bankruptcy in April of 2011. Bowe Bell & Howell Company acted as debtor in possession and no external receiver was appointed in the bankruptcy proceeding. The bankruptcy proceeding was subsequently dismissed in March of 2012.

Mr. Bialowons also served as chief executive officer of Wanderer-Werke AG from December 2008 to March 2010, and Boewe Systec AG from December 2008 to November 2010.  Wanderer-Werke AG and Boewe Systec AG filed for insolvency in Germany in May of 2010.

Other than as disclosed above during the past ten years, none of our directors or executive officers has been:

•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•
found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;

•
subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

None of our directors, officers or affiliates, or any beneficial owner of 5% or more of our Common Stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to, us or any of our subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of the Record Date, regarding the number of shares of our Common Stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding Common Stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our named executive officers and directors as a group. The amounts and percentages of our Common Stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated, each of the stockholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our Common Stock. As of the Record Date, there were __________ shares of our Common Stock issued and outstanding.

Except as otherwise indicated, the address of each of the stockholders listed below is: c/o SmartHeat Taiyu (Shenyang) Energy A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141.

Name of beneficial owner	Number of shares		Percent of class
5% Stockholders
Northtech Holdings Inc. Mill Mall 5, Wickhams Cay 1 P.O. Box 3085 Road Town, Tortola British Virgin Islands	2,100,000	(3)(6)	31.9%
Beijing YSKN Machinery & Electronic Equipment Co., Ltd. Rm 1106, Huapu International Plaza No.19, Chaowai Street, Chaoyang District Beijing, China	680,800	(1)	10.3%
Yang In Cheol #630-5, Namchon-Dong Namdong-Yu Incheon, South Korea 302-405	384,800	(2)	5.9%

Directors and Named Executive Officers
Oliver Bialowons	200,000	(4)	3.0%
Kenneth Scipta	50,000	(5)	0.8%
All Directors and Named Executive Officers as a Group (7 Persons)	250,000		3.8%

(1)
Disclosed on Amendment No. 1 to the Schedule 13D for Beijing YSKN Machinery & Electronic Equipment Co., Ltd (“Beijing YSKN”) filed on June 30, 2008, for beneficial ownership as of May 7, 2008. Beijing YSKN has sole power to vote and dispose of the shares owned by it. Jun Wang and Fang Li each hold 50% of the equitable and legal rights, title and interests in and to the share capital of Beijing YSKN and, as a result of such ownership, each of Messrs. Wang and Li has the shared power to vote and dispose of the shares held by Beijing YSKN.

(2)	Disclosed on the Schedule 13G for Yang In Cheol filed on April 25, 2008, for beneficial ownership as of April 14, 2008.
(3)	Disclosed on the Schedule 13D for Northtech Holdings filed on July __, 2014.
(4)	Disclosed on the Form 4 for Oliver Bialowons filed on March 31, 2014.
(5)	Disclosed on the Form 4 and Form 3 for Kenneth Scipta filed on April 24, 2014 and March 31, 2014 respectively.
(6)	200,000 shares of Common Stock granted pursuant to Amendment No.3 to the Credit and Security Agreement.

We are not aware of any arrangements that could result in a change in control of the Company.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our Common Stock to file reports regarding ownership of, and transactions in, our securities with the Commission and to provide us with copies of those filings. Based solely on our review of the copies received by us and on the written representations of certain reporting persons, we believe that, all such Section 16(a) filing requirements were timely met during 2013, except for NorthTech Holdings, Inc. According to our records during the time period of December 21, 2012 through December 31, 2013 a Form 3 and Form 4 were not timely filed by NorthTech Holdings, Inc. in connection with the following transactions in the Company’s Common Stock: 1,300,000 shares issued as of December 21, 2012, 100,000 shares issued as of January 1, 2013, 200,000 shares issued as of August 23, 2013 and 100,000 shares issued September 17, 2013.  A Form 3 and Form 4 for each of the above transactions were subsequently filed with the SEC on May 28, 2014.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 27, 2012, we entered into a secured revolving credit facility under the terms of a Secured Credit Agreement with Northtech Holdings, Inc., an entity owned by certain members of the Company’s former management, Jun Wang, our former Chief Executive Officer, Xudong Wang, our former Vice President of Strategy and Development, and Wen Sha, our former Vice President of Marketing. Huajun Ai, our current Corporate Secretary, is also a part owner of Northtech. As amended, the Credit Agreement provides for borrowings of up to $2,500,000 with any amounts borrowed maturing on April 30, 2014. Borrowings under the Credit Agreement are secured by 55% of the equity interest in each of our wholly-, directly-owned subsidiaries and are repayable, at our option, in shares of our Common Stock. On December 21, 2012, we elected to repay $1,301,300 of the $1,384,455 outstanding under the Credit Agreement with 1,300,000 restricted shares of our Common Stock, 26.5% of our total issued and outstanding shares of Common Stock, as authorized by the Credit Agreement and approved by our stockholders. On August 23, 2013, we entered into the August 2013 Amendment to the Credit Agreement dated July 27, 2012, as amended on December 21, 2012. The August 2013 Amendment decreases the interest rate payable on borrowings under the Credit Agreement effective January 1, 2013, to 10% annually, compounded and payable quarterly, from 1.25% per month, payable monthly. We agreed to pay an amendment fee of 100,000 restricted shares of the Company’s Common Stock, and to deliver to Northtech share certificates representing 55% of the issued and outstanding shares of Heat HP Inc. and Heat PHE Inc., discussed further below, to perfect Northtech’s security interest under the Credit Agreement. On August 23, 2013, we entered into an Assignment and Assumption Agreement with Northtech whereby Northtech agreed to assume a $100,000 obligation of the Company in exchange for 200,000 restricted shares of the Company’s Common Stock. On September 17, 2013 we issued Northtech 100,000 restricted shares of the Company’s Common Stock in consideration of its consent to use its proposal as a stalking horse proposal to solicit other potential purchasers of our subsidiaries’ assets.  On March 26, 2014, we gave notice to Northtech pursuant to the terms of the Credit Agreement, extending the maturity date on the Credit Agreement from April 30, 2014 to January 3, 2015 and elected to pay the extension fee of 4% by issuing 200,000 shares of its Common Stock to Northtech. On July 10, 2014 we entered into the July 2014 Amendment to the Credit and Security Agreement and issued an additional 200,000 shares of our Common Stock as an extension fee.

On October 10, 2013, we entered in the EIPA, under the terms of which, Buyers agreed to purchase 40% of the Company’s equity interests in substantially all of the PHE segment subsidiaries in the consideration of RMB 5,000,000. Buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of certain of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajuan Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively. Huajuan Ai, Wen Sha, Jun Wang and Xudong Wang are also principals in Northtech Holdings Inc. On March 27, 2014, Buyers exercised their option to purchase an additional 40% of the equity interests in the PHE segment subsidiaries from the Company. The closing of transaction will be scheduled to occur after satisfaction of the conditions set forth in the EIPA, including, without limitation, approval of the transaction by a majority of the Company’s stockholders entitled to vote.

Except as disclosed above, there were no transactions with any related persons (as that term is defined in Item 404 in Regulation S-K) during 2012 or 2013, or any currently proposed transaction, in which we were or are to be a participant and the amount involved was in excess of $120,000 and in which any related person had a direct or indirect material interest.

Our written policy for related party transactions provides that we will enter into or ratify a transaction with a related party only when our Board of Directors, acting through the Audit Committee, determines that the transaction is in the best interests of the company and our stockholders. The policy requires the review and approval by our Audit Committee for any transaction in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (ii) we are a participant and (iii) any related person has or will have a direct or indirect interest. Related persons include our executive officers, directors, director nominees, persons known to be the beneficial owner of more than 5% of our outstanding Common Stock or immediate family members of any of the foregoing persons. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account, among other relevant factors, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances. If advance approval of a transaction is not feasible, the Audit Committee may approve and ratify the transaction in accordance with the policy. Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

As a “smaller reporting company,” we have elected to follow the scaled disclosure requirements for smaller reporting companies with respect to the disclosures required by Item 402 of Regulation S-K. Under such scaled disclosure, we are not required to provide a Compensation Discussion and Analysis, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.

The following table sets forth information concerning the compensation for the years ended December 31, 2013 and 2012, of each of our named executive officers.

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)(1)	($)(1)	($)	($)	($)	($)
Oliver Bialowons	2013	100,000	0	0	0	0	0	0	100,000
President	2012	48,800	0	5,000	0	0	0	0	53,800
Michael Wilhelm	2013	-	-	-	-	-	-	-	-
Former Chief Financial Officer	2012	30,000	0	0	0	0	0	0	30,000
Jun Wang	2013	-	-	-	-	-	-	-	-
Former President and	2012	150,000	0	0	0	0	0	0	150,000
Chief Executive Officer
Zhijuan Guo	2013	-	-	-	-	-	-	0	-
Former Chief Financial Officer	2012	12,000	0	0	0	0	0	0	12,000
Xudong Wang	2013	-	-	-	-	-	-	-	-
Former Vice President of	2012	107,397	0	0	0	0	0	0	107,397
Strategy and Development
Yingkai Wang	2013	21,242	0	0	0	0	0	0	21,242
Acting Chief Accountant	2012	20,911	0	0	0	0	0	0	20,911

(1)
Amounts shown reflect aggregate grant date fair value of awards and do not reflect whether the recipient actually has realized a financial benefit from such grant, such as by selling the stock or exercising the options.

The following table sets forth information concerning the outstanding equity awards held by each of our named executive officers at December 31, 2012.

Outstanding Equity Awards at Fiscal Year-End for 2013
Option Awards
	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration
Name	(#) Exercisable		(#) Unexercisable	($)	Date
Jun Wang	-		-	-	-
Zhijuan Guo	-		-	-	-
Xudong Wang	2,500	(1)		118.50	06/30/2016

(1)	Options granted on February 1, 2010, with a life of five years that vested on June 30, 2011 and June 29, 2012.

Agreements with Personnel

On January 1, 2008, Taiyu entered into a 3-year employment agreement with Jun Wang, which agreement was renewed on the same terms through December 31, 2013, upon mutual agreement between Mr. Wang and Taiyu. Pursuant to the terms of his employment agreement, Mr. Wang shall receive a salary in an amount that is not less than the lowest minimum wage per month paid in Shenyang and shall be based on the uniform wage and incentive system in Shenyang. Effective on February 1, 2010, the Compensation Committee approved an increase in the annual compensation of Mr. Wang to a base salary of $150,000 per year from $18,000 per year. The Compensation Committee believed it in the best interests of the company to approve the increase in salary for Mr. Wang because of his continued importance to our long-term strategy and success and increased responsibilities since 2008 when his prior base salary was established under his employment agreement. However, he resigned in 2012.

On January 1, 2008, Taiyu entered into a 3-year employment agreement with Zhijuan Guo, which agreement was renewed on the same terms through December 31, 2013, upon mutual agreement between Ms. Guo and Taiyu. Pursuant to the terms of her employment agreement, Ms. Guo received a salary in an amount that is not less than the lowest minimum wage per month paid. Ms. Guo’s employment agreement was terminated concurrently with her resignation.

On February 1, 2010, SmartHeat entered into an executive agreement with Xudong Wang for a term ending on June 30, 2013. Mr. Wang was compensated at $120,000 per year and eligible for annual cash bonuses at the sole discretion of the Board of Directors. The Company terminated this executive agreement and issued a promissory note in the amount of $77,625 in satisfaction of the Company’s remaining commitment under the executive Agreement. The promissory note was subsequently paid in full with 77,625 shares of the Company’s Common Stock.

On July 10, 2012, SmartHeat entered into an agreement with Mr. Oliver Bialowons, the Company’s President, effective as of May 25, 2012 for a one-year term. His agreement is automatically renewed for another one year from May 25, 2013. Mr. Bialowons is compensated at $100,000 per year.

Each of the above agreements contains provisions prohibiting competition by such officers following their services to us.

We currently do not have any defined pension plan for our named executive officers. Pursuant to their executive agreements, we shall provide to such officers all the necessary insurances and social welfares, including but not limited to medical, work injury, maternity, retirement and unemployment insurance and housing fund, according to our policies and the relevant laws and regulations of local governmental authorities and the PRC.

We currently do not have nonqualified defined contribution or other plans that provides for the deferral of compensation for our named executive officers nor do we currently intend to establish any such plan.

Grants of Plan-Based Awards

On May 25, 2010, our stockholders approved the 2010 Equity Incentive Plan authorizing the issuance of up to 100,000 shares of our Common Stock. The Compensation Committee administers the Plan and may grant awards, including restricted shares, incentive stock options and nonqualified stock options, under the Plan to our officers, directors and employees pursuant to the guidelines set forth in the Plan.

On November 28, 2011, Jun Wang and Xudong Wang each received a grant of 32,500 restricted shares of our Common Stock under the 2010 Equity Incentive Plan in recognition of their service and contributions to us. The restricted shares were fully vested on the grant date and issued pursuant to exemptions from registration under the Securities Act.

On April 14, 2011, Xudong Wang received a grant of 5,000 restricted shares of our Common Stock under the 2010 Equity Incentive Plan with the intent of reflecting his expected future performance and to further align Mr. Wang’s interests with those of our stockholders. The restricted shares were fully vested on the grant date and issued pursuant to exemptions from registration under the Securities Act.

On February 1, 2010, pursuant to his executive agreement, Xudong Wang received a grant of options to purchase 5,000 shares of our Common Stock at an exercise price per share of $118.50. The options have a life of 5 years and options to purchase 2,500 shares of our Common Stock vested on June 30, 2011, with the remaining options to purchase 2,500 shares of our Common Stock to vest on June 29, 2012, subject to Mr. Wang’s continued employment.

 Change-In-Control and Separation Agreements

The employment agreements between Jun Wang and our subsidiaries specified the conditions under which the agreements may be terminated and set forth minimum severance payments according to the relevant laws and regulations of local governmental authorities and the PRC.

Our employment agreement between Xudong Wang and our subsidiaries specifies the conditions under which the agreement may be terminated and stipulated that Mr. Wang shall not be entitled to severance payments upon termination.

We do not have any other existing arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, or a change in control of the company or a change in the named executive officer’s responsibilities following a change in control.

Compensation of Directors

The following table sets forth information concerning the compensation of our directors for the year ended December 31, 2013.

Director Compensation Table for 2013
	Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total
Name	($)	($)	($)	($)
Oliver Bialowons	-			-
Kenneth Scipta	25,000	-	-	25,000
Weiguo Wang	12,000	-	-	12,000
Xin Li	17,910	-	-	17,910
Qingtai Kong	3,750	-	-	3,750

Our independent directors receive cash compensation, paid in equal quarterly installments, for their service. In addition, at the discretion of the non-interested members of the Compensation Committee, independent directors are eligible to receive bonuses for service to our company outside the normal duties as a director and grants of options to purchase our Common Stock under the 2010 Equity Incentive Plan. Messrs. Li and Kong receive compensation of $17,910 and $3,750 per year, respectively, paid in equal quarterly installments. Mr. Scipta receives $25,000 per year, paid in equal quarterly installments. We do not compensate our non-independent directors for serving as our directors. All directors are eligible to receive reimbursement of expenses incurred with respect to attendance at board meetings and meetings of committees thereof, which is not included in the above table. We do not maintain a medical, dental or retirement benefits plan for the directors.

The directors may determine remuneration to be paid to the directors with interested members refraining from voting. The Compensation Committee will assist the directors in reviewing and approving the compensation structure for the directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed GKM as the independent registered certified public accounting firm to audit the books and accounts of our company and our subsidiaries for the fiscal year ending December 31, 2013. GKM has served as our independent accountant since April 14, 2008. The following table presents the aggregate fees billed for professional services rendered by GKM for the years ended December 31, 2012 and 2013.

	2012	2013
Audit fees	$159,500	$234,750
Audit-related fees	1,300	2,500
Tax fees	-	-
All other fees	1,300	-

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Audit Committee’s Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent accountants. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chairman of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services. Any pre-approved decisions by the Chairman are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved all audit and audit-related services provided by GKM during the fiscal year ended December 31, 2013.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee (Committee) of the Board of Directors of SmartHeat is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the Nasdaq Stock Market and the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on our website at www.smartheatinc.com.

The Committee oversees SmartHeat’s financial reporting process and internal control structure on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of SmartHeat’s internal control over financial reporting. SmartHeat’s independent auditors are responsible for expressing an opinion as to the conformity of SmartHeat’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of SmartHeat’s internal control over financial reporting.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in SmartHeat’s Annual Report on Form 10-K for the year ended December 31, 2013. The Committee has also discussed with the independent auditors matters required to be discussed by the Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements to be included in SmartHeat’s Annual Report on Form 10-K for the year ended December 31, 2013.

AUDIT COMMITTEE
Weiguo Wang
Xin Li
Qingtai Kong
Kenneth Scipta

PROPOSALS TO BE VOTED ON

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

Nominees

The Nominating and Corporate Governance Committee recommended, and the Board of Directors nominated:

•	Oliver Bialowons,

•	Xin Li,

•	Kenneth Scipta,

•	Weiguo Wang, and

•	Qingtai Kong

as nominees for election as members of our Board of Directors at the Annual Meeting. At the Annual Meeting, five directors will be elected to the Board of Directors.

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are presently directors of SmartHeat. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board of Directors, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation or removal.

The sections titled “Directors and Executive Officers” and “Consideration of Director Nominees” on page 12 of this proxy statement contain more information about the leadership skills and other experiences that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that these nominees should serve as directors of SmartHeat.

Required Vote

The five nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our Board of Directors recommends a vote FOR the election to the Board of Directors of each of the above mentioned nominees.

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Goldman Kurland and Mohidin, LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2014. During the fiscal year ended December 31, 2013, Goldman Kurland and Mohidin LLP served as our independent registered public accounting firm. See “Independent Registered Public Accounting Firm” on page 20 of this proxy statement. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of SmartHeat and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Goldman Kurland and Mohidin, LLP are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the appointment of Goldman Kurland and Mohidin, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Goldman Kurland and Mohidin, LLP.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Goldman Kurland and Mohidin, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

PROPOSAL NUMBER 3

APPROVAL OF THE STOCK SALE

At this year’s Annual Meeting, our stockholders are being asked to approve the Stock Sale, which might be deemed to be a sale of substantially all of the assets of the Company, to Buyers as described in the EIPA, as amended, in the form of Annex A attached to the proxy statement.  Stockholders are also being asked to consider and vote upon Proposal 4, which provides for one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes in favor of Proposal 3 at the Annual Meeting.

At this year’s Annual Meeting, the proxies granted by stockholders will be voted aggregately FOR the approval of the Stock Sale described below and FOR a possible adjournment of the Annual Meeting, unless a proxy specifies that it is to be voted against the Stock Sale and/or against any possible adjournments.

Approval of Proposal 3 requires approval of majority of shares outstanding.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE STOCK SALE DESCRIBED BELOW.

The following information is with respect to the Stock Sale:

FORWARD-LOOKING INFORMATION

This proxy statement contains statements that may constitute "forward-looking statements." Generally, forward-looking statements include words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "could," "may," "might," "should," "will," the negative of such terms, and words and phrases of similar import. For example, our statements about our reasons for the Stock Sale, our expected completion of the Stock Sale and our use of the proceeds thereof, all involve forward-looking statements.  Such statements are based on management's current expectations and are subject to a number of risks and uncertainties, including, but not limited to, the difficulty inherent in operating in a rapidly evolving market, market and economic conditions, the impact of competitive products, product demand and market acceptance risks, changes in product mix, our ability to improve our margins, costs and availability of raw materials, fluctuations in operating results, delays in development of highly complex products, risks from uncertainties regarding litigation or mediation, our ability to continue as a going concern, risk of customer contract or sales order cancellations or reductions in volume, failure to meet the conditions necessary to complete the Stock Sale, risks inherent with each of the possible strategic alternatives to deploy the proceeds of the Stock Sale as well as other risks detailed from time to time in our filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks and uncertainties could cause our actual results to differ materially from those described in our forward-looking statements. Any forward-looking statement represents our expectations or forecasts only as of the date it was made and should not be relied upon as representing its expectations or forecasts as of any subsequent date. Except as required by law, we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, even if our expectations or forecasts change.

THE STOCK SALE

This section of the proxy statement describes material aspects of the proposed Stock Sale by Heat PHE, a subsidiary of the Company, through the Stock Sale, and certain related transactions. While the Company believes that the description covers the material terms of the Stock Sale, this summary may not contain all of the information that is important to you. You should carefully read this entire proxy statement and the other documents referred to in this proxy statement for a more complete understanding of the Stock Sale and related transactions of the Company.

The Company’s Board of Directors is recommending the Stock Sale be approved by its stockholders at the Annual Meeting. A copy of the EIPA, as amended, setting forth the terms and conditions of the Stock Sale, is attached as Annex A to this proxy statement.

On September 18, 2013, the Board of Directors of the Company authorized the execution of the EIPA with Buyers, which was entered into as of October 10, 2013. Pursuant to the terms of the EIPA, Buyers will acquire at the Closing controlling ownership of substantially all of the subsidiaries of Heat PHE which may be determined to constitute substantially all of the assets of the Company under Nevada law.

In consideration for the acquisition of shares pursuant to the EIPA, Buyers will pay to Seller

•	RMB 5,000,000 for 40% of the equity interests of Target Companies

•	RMB 6,000,000 for an additional 40% equity interest in the Target Companies (constituting control)

•	RMB 2,500,000 for the remaining 20% equity interest if we exercise our option to require Buyers to purchase such 20% interest.

There is no assurance that the Stock Sale will be completed. Certain material terms of the EIPA and features of the Stock Sale are summarized below.   Stockholders should read the EIPA in its entirety.

Background of the Company

We were incorporated in the State of Nevada on August 4, 2006, under the name Pacific Goldrim Resources, Inc., as an exploration stage corporation with minimal operations, to engage in the exploration for silver, lead and zinc. On April 14, 2008, we changed our name to SmartHeat Inc. and entered into a Share Exchange Agreement (the “Share Exchange Agreement”), to acquire Shenyang Taiyu Machinery & Electronic Equipment Co., Ltd., subsequently renamed SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd. (“Taiyu”), a privately held Sino-foreign joint venture company formed under the laws of the PRC on July 24, 2002, and engaged in the design, manufacture, sale and service of PHE products in China.

We are a U.S. holding company with no material assets other than the ownership interests of our foreign subsidiaries that design, manufacture and sell PHEs and related systems in the People’s Republic of China (“PRC”) and Germany. A PHE is a device that transfers heat from one fluid to another fluid across large metal plates. PHE products are used in the industrial, residential and commercial sectors to make energy use more efficient and to reduce pollution by reducing the need for coal fired boilers. The subsidiaries of Heat PHE design, manufacture, sell and service PHEs, PHE Units, which combine PHEs with various pumps, temperature sensors, valves and automated control systems, heat meters and heat pumps for use in commercial and residential buildings. They also design, manufacture and sell spiral heat exchangers and tube heat exchangers. Their products and related systems are an increasingly important element in providing a clean technology solution to energy consumption and air pollution problems in China and are commonly used in a wide variety of industrial processes where heat transfer is required. Common applications include energy conversion for heating, ventilation and air conditioning, and industrial use in petroleum refining, petrochemicals, metallurgy, food and beverage and chemical processing. The subsidiaries of Heat PHE sell their products under the SmartHeat and Taiyu brand names and also sell PHEs under the Sondex brand name as an authorized dealer of Sondex PHEs in China.

Our wholly owned subsidiary Heat HP holds those subsidiaries that manufacture and distribute heat pumps and related products.

Background of the Transaction

During the final quarter of 2011 and the first four months of 2012 management met with various investment bankers, strategic consulting firms and banks seeking advice regarding financing, mergers, divestitures, asset sales, and other potential restructuring transactions. On April 23, 2012 we entered into a Restructuring Agreement, subject to Board approval, appointing Nimbus as a restructuring advisor to our Board of Directors. On May 15, 2012, Arnold Staloff, director and chairman of the Audit Committee resigned.

On May 24, 2012 and May 25, 2012, our board of directors held meetings in Hong Kong. The Compensation Committee recommended, and the Board approved, the appointment of Oliver Bialowons as a director to fill the vacancy created by the resignation of Mr. Staloff.  Mr. Jun Wang, our former Chairman and Chief Executive Officer, discussed the downturn in business, the liquidity issues of the Company and recommended the appointment of Nimbus as a restructuring advisor to the Board of Directors whereby our Board of Directors ratified the Restructuring Agreement and the appointment of Nimbus. The Board of Directors then considered various factors impacting the financial condition of the Company and the need for immediate financing in order to preserve the financial viability of the public holding company. Mr. Wang indicated that he had formed a group of investors through a British Vergin Island special purpose vehicle called Northtech, Inc. (“NorthTech”) led by him and including Mr. Sha, Mr. Xudong Wang and Ms. Jane Ai, our corporate secretary that would be willing to provide short term interim financing to our public holding company. Mr. Wang and our former senior management team consisting of Mr. Wen Sha, our former Chief Operating Officer, Ms. Zhijuan Guo, Chief Financial Officer and Mr. Xudong Wang our former Vice President of Strategy and Development, resigned. Mr. Sha and Mr. Wang continued as managers of the subsidiaries. Mr. JunWang also resigned from the Board of Directors and as our Chief Executive Officer in order to facilitate consideration by the Board of this financing option free of the issue of conflict of interest. Moreover, he indicated that our public holding company would be best served by an executive officer with experience in restructuring in order to evaluate strategic options for the Company. Jun Wang continues to serve in his positions as General Manager of certain of our subsidiaries.  Mr. Wang then recommended to the Board of directors that Oliver Bialowons be appointed as President of our Company. The Board of Directors approved the appointment of Mr. Bialowons as President and instructed Nimbus to begin a search for a Chief Financial Officer for our Company.

To address our immediate cash needs, the Board of Directors approved borrowing up to $1,000,000 to fund ordinary course operating expenses under a binding commitment letter for a Revolving Line of Credit, subject to an acceptable fairness opinion, negotiation of final terms and the execution of a definitive agreement. The Board of Directors directed Nimbus to determine if alternative sources of lending exist by conducting a market canvas to be completed by July 31, 2012.  In the event that Nimbus was not able to find a lender on better terms than presented by NorthTech, Nimbus was instructed to negotiate the definitive terms of a secured revolving line of credit with NorthTech subject to approval of our President.

On May 30, 2012, after we announced the management restructuring and secured revolving credit agreement, NASDAQ announced that it was suspending the trading of our Common Stock until all requests for further information from NASDAQ had been fully satisfied.  Our Common Stock did not trade on NASDAQ after that time. Notwithstanding the fact that the Company supplied to NASDAQ all information that was requested, the trading suspension resulted in a formal suspension on November 9, 2012 and to our ultimate delisting on August 19, 2013. While the decision of NASDAQ is currently under appeal the suspension and delisting of our Common Stock significantly curtailed our borrowing and financing options in connection with our restructuring efforts.

At a Board meeting held on June 28, 2012, our Board of Directors considered the issues facing the public holding company resulting from NASDAQ’s suspension of trading of our Common Stock, the continued liquidity needs, the inability to dividend income from the subsidiaries while they were operating at a loss and the resultant need to restructure the public holding company.  Nimbus updated the members of the Board of Directors on the conditions leading to the liquidity situation, the current financial condition of the company and the likely unavailability of funds to upstream to the public holding company for at least the next year and recommended that the public holding company enter into the secured revolving credit agreement and increase the amount to $2,000,000.  Nimbus reviewed the terms of the proposed secured revolving credit agreement with the Board of Directors and the various risks if the public holding company did not address its current liquidity issues.  The Board of Directors approved the secured revolving credit agreement with Northtech and instructed Nimbus to explore additional options to permit the subsidiaries to upstream cash upon attaining profitability or obtain alternative sources of financing to replace the revolving credit facility and/or provide liquidity in the event that the subsidiaries did not become profitable.

In addition the Board of Directors reviewed the credentials of Michael Wilhelm and Kenneth Scipta and recommended that Nominating Committee interview the candidates for the positions of Chief Financial Officer and Chairman of the Audit Committee, respectively.  On July 10, 2012, our Nominating and Corporate Governance Committee approved appointment of Michael Wilhelm as our Chief Financial Officer and Kenneth Scipta to chair our Audit Committee.

On July 27, 2012, we entered into the secured revolving credit facility under the terms of a Secured Credit Agreement with Northtech Holdings Inc.

On August 31, 2012, a putative class action lawsuit, Steven Leshinsky v. James Wang, et. al., which purported to allege federal securities law claims against the Company and certain of its former offers and directors, was filed in the United States District Court for the Southern District of New York. In addition to naming Jun Wang, our former Chief Executive Officer, the suit named our Chief Financial Officer Michael Wilhelm which despite the frivolous and unfounded allegations against him which were subsequently dismissed, resulted in his decision to resign as our Chief Financial Officer in February 20, 2013.

On November 21, 2012 we received a fairness opinion from Houlihan Capital, LLC as to the fairness of the terms of the Credit and Security Agreement. On November 19, 2012, our Board of Directors, after review, approved the conclusions of Houlihan Capital that the Credit and Security Agreement was fair to the Company.

On December 11, 2012, we held our 2012 Annual Meeting of our stockholders.  Our stockholders approved the initial restructuring actions taken by the Company in fiscal year 2012 consisting of:

•           The replacement of Jun Wang and Arnold Staloff on our Board of Directors with Oliver Bialowons and Kenneth Scipta, respectively;
•           The appointment of Oliver Bialowons as our President;
•           The appointment of Michael Wilhelm as our Chief Financial Officer;
•           The retention of Nimbus as restructuring advisor to the Board of Directors; and
•           The execution of the Credit and Security Agreement and the amendments thereto.

On December 14, 2012, our Board of Directors met to review the results of the Annual Meeting and to discuss the continuing difficulties encountered by the business of the subsidiaries and the liquidity issues facing the public holding company. The members of the Board of Directors discussed the possibility of a going concern qualification being included in audited financial statements of the Company for the in fiscal year 2012. In order to conserve cash disbursements for the year and to improve the financial position of the Company at year end, the Board of Directors made the determination that it was in the best interests of the Company to repay substantially all of the outstanding balance under the Credit and Security Agreement in restricted shares of our Common Stock valued for the purpose of the exchange at a price of $1.00 per share prior to the close of the 2012 fiscal year. This transaction improved the balance sheet by exchanging debt for equity and resulted in a non-cash profit of $768,300 being the difference between the exchange rate of $1.00 per share and the actual market price of $0.41 at which the Company shares of Common Stock traded on the date of the exchange.

The Board of Directors also proposed that the Company negotiate with Northtech to amend the Credit Agreement by increasing the line of credit to $2,500,000 and adjusting the minimum and maximum share price for conversion of shares to a collar of between $0.50 and $3.50 per share. The Credit and Security Agreement was amended on December 21, 2012 after the exchange was completed at $1.00 per share.

On February 20, 2013, Michael Wilhelm resigned as our Chief Financial Officer.

On June 7, 2013, Yingkai Wang was appointed as Acting Chief Accountant of SmartHeat, Inc.

On June 25, 2013, our Board of Directors met to discuss the continued deterioration of the financial condition of the public holding company and the progress of the restructuring and financing efforts. Nimbus outlined the continued pressing need for alternative sources of financing as the Company’s subsidiaries require additional working capital to fund registered capital, accounts receivable, and research and development costs related to the Company’s plate heating business. Nimbus further noted that additional funds were needed to expand the Company’s business from eastern to western China where customer demand for the Company’s products was shifting. Nimbus advised the members of the Board of Directors to approve a canvas of the market for additional sources of financing aside from Northtech which was approved. With respect to the market canvas, we circulated a Request for Stalking Horse Restructuring Proposals in both the United States and the People’s Republic of China for the purchase of all, or a part of, or a joint venture investment in or with, the Company or any one or more of its directly or indirectly owned subsidiaries. This Request for Stalking Horse Restructuring Proposals was publicly announced in a press release on Form 8-K filed on August 26, 2013. In addition to the Request for Stalking Horse Restructuring Proposals, we retained a third-party firm in each of these respective markets to conduct a market canvas to seek proposals. In addition, the Board of Directors approved an amendment to the credit and security agreement lowering the interest rate to 10% per annum and permitting the company to incur an additional $2,000,000 in subordinated debt. On August 23, 2013, the amendment was executed by Northtech and us.

The Board of Directors also approved an offer to be made to accredited investors who are currently stockholders of the Company to purchase Exchangeable Subordinated Notes in denominations of $100,000 bearing interest at the rate of 10% per annum, due on June 30, 2015, and exchangeable, at the option of the Company, for restricted common shares at an exchange rate of $0.50 per share. The Exchangeable Subordinated Notes were subordinated to the indebtedness owed to Northtech but otherwise were substantially similar to the terms under which the Company was borrowing from Northtech. The Company concluded the offering prior to the Annual Meeting of Stockholders on December 10, 2013.

The Board of Directors considered a recommendation by Nimbus to reorganize its lines of businesses into two segments, heat pumps and PHEs in order to provide better visibility and accountability for these businesses, additional options for financing and to facilitate further expansion of the heat pump business.

On August 13, 2013 our Board of Directors approved the segmentation of our businesses into the Smartheat PHE segment, consisting of PHEs, PHE Units, heat meters and related products, and the Smartheat Heat Pump segment consisting of heat pumps and related products. The segmentation was completed prior to the end of the third fiscal quarter of 2013.

On September 17th and 18th , 2013, our Board of Directors met to further consider the deterioration of our financial condition and alternatives available after Nimbus had directed third party investment firms to solicit levels of interest in purchasing all or part of the assets of the Company and/or its subsidiaries. These firms had contacted approximately 275 potential investors approximately evenly divided between the United States and China. One potential offer to purchase certain of the PHE related business was received. The investor group offered approximately 11 million RMB or $1.8 million for these PHE business plus assign of liabilities.  The Board of Directors made the determination that the proposal could be accepted, subject to negotiation of acceptable terms and execution of definitive agreements, if the Buyers would offer a minimum of $2,000,000 (the approximate market value of the Company) measured by the market price and number of shares of Common Stock plus a premium and agreed upon a price of 13.5 RMB.  In addition, the Buyers would need to agree, and the definitive documents would need to properly reflect, that we could use the proposal and agreement to solicit other buyers for the PHE assets, subject to a breakup fee of 600,000 RMB (approximately $95,000).  In effect the proposal would be used by the Company as a Stalking Horse to determine if a better offer could be found and evaluate the fairness of the price received. The market canvas and stalking horse process, together with the offering of Exchangeable Subordinated Notes to accredited investors who were our stockholders was disclosed in the Company’s current report on Form 8K filed on September 30, 2013.

The definitive EIPA related to the proposal was negotiated and executed on October 10, 2013 with the terms further described below. A Form 8K was filed along with the complete EIPA on October 15, 2013. The Buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajuan Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively.  Huajun Ai, Wen Sha, Jun Wang and Xudong Wang are also principals in Northtech Holdings Inc.

On December 7, 2013 our offer to sell Exchangeable Subordinated Notes expired without any subscriptions being received by the Company.

On December 10, 2013 we held a stockholder meeting at which our stockholders approved the amendments to the Credit and Security Agreement dated July 27, 2012, by and between the Company and Northtech Holdings, Inc. (“Northtech”), executed on December 21, 2012, and July 27, 2013 and, in an advisory vote, approved the restructuring actions undertaken by the Company in fiscal year 2013.

On December 20, 2013, the Board of Directors approved the sale of 40% of the Target Companies in our PHE segment pursuant to the terms of the EIPA.

On December 30, 2013 we closed the transactions contemplated by the EIPA and transferred 40% of the stock of the Target Companies to the Buyers.

Between December 30, 2013 and February 28, 2014, we conducted a re-canvas of the market and surveyed the Company’s major shareholders in an effort to attract a better price or competing proposal to the terms of the EIPA.

As of February 28, 2014, we receive no competing offers through the stalking horse process and the Company let its option to re-purchase the equity interest of the Target Companies expired un-exercised.

On March 27, 2014, we received notice pursuant to the EIPA that Buyers thereunder would exercise their option to purchase an additional 40% of the Target Companies, subject to satisfaction of the conditions set forth in the EIPA which included, without limitation, receipt by Buyers and seller of a fairness opinion to the effect that the sale of the additional 40% of the Target Companies is fair to the stockholders of the Company from a financial point of view and approval of the sale of the additional equity interests by a majority of our stockholders.

Reasons for the Stock Sale

The following discussion of the reasons for the Stock Sale  contains a number of forward-looking statements that reflect the current views of the Company with respect to future events that may have an effect on its financial performance.  There can be no assurance that the benefits of the transaction considered by the Board of Directors will be achieved through completion of the Stock Sale.  See “Risk Factors.”  Forward-looking statements are subject to risks and uncertainties.  Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.  Cautionary statements that identify important factors that could cause or contribute to differences in results and outcomes include those discussed in “Forward-Looking Information” and “Risk Factors.”

The Company’s Board of Directors has determined that the terms of the EIPA and the transactions contemplated by the EIPA and related agreements are advisable and in the best interests of the Company and its stockholders, and has approved the Stock Sale and the transactions contemplated by the EIPA.

In reaching its determination, the Company’s Board of Directors considered a number of positive factors, including the following:

•
The conclusion of the Board of Directors that the Company would not be able to continue to operate effectively in light of the significant losses that it and the subsidiaries were incurring to date and expected to continue to incur under its present corporate structure pursuing its existing business endeavors, nor would it be able to raise the capital necessary in a timely manner to permit it to pursue development of its business strategy in light of the Company’s precarious cash flow position;

•
The failure of the market canvas to identify alternative financing sources to Northtech and the failure of the use of the EIPA as a stalking horse to attract other buyout proposals and our inability to attract third parties to invest in the Company;

•
The difficulties encountered by the public holding company in upstreaming funds by way of dividends to our public holding company due to transfer restrictions imposed by the Chinese government, registered capital requirements of the operating subsidiaries, and working capital needs of the subsidiaries;

•	The use of the proceeds of the sale to expand our heat pump business;

•	The sale of the Heat Pump segment would not provide sufficient working capital to return our PHE segment to profitability;

•
The terms and conditions of the Equities Interest Purchase Agreement and the financial ability of the Buyers to pay the cash consideration payable at the closing, which led the Company’s directors to conclude that it was reasonably likely that the Stock Sale  would be completed and that as a result entering into the EIPA would improve the ability of the Company to pay, or provide for the payment of, the liabilities owed to its creditors to a greater extent and explore strategic alternatives to deploy the proceeds of the Stock Sale, which may include future acquisitions, a merger with another company, or other actions to redeploy capital, including, without limitation, sale of the public company into which the net proceeds may be retained; it is unlikely, however, that the Company will make a distribution of cash to our stockholders;

•
The results of efforts to solicit indications of interest from third parties regarding a strategic partnership or a potential purchase of the Company or some or all of its assets, which resulted in the best cash offer from the Buyers; and

•	The failure of the offering to attract any of our stockholders who were accredited investors to purchase the exchangeable debentures.

•	The substantial indebtedness of the Target Companies that will be assumed by Buyers in concurrent with the equity purchase.

The Company’s Board of Directors also considered a number of potentially negative factors in its deliberations concerning the Stock Sale. The potentially negative factors considered by the Board of Directors included:

	potential negative impact of stockholder confusion after announcement of the proposed Stock Sale ;

	potential negative reaction of the investment community after announcement of the proposed Stock Sale ;

	other risks and uncertainties discussed above under “Risk Factors.”

The foregoing positive and negative factors together with the background of the transaction set forth above comprise the Board of Directors’ material considerations in entering into the EIPA.

The Company’s Board of Directors retained Nimbus in 2012 to act as restructuring advisor. Nimbus assisted the Company by retaining third party advisors to conduct a market canvas for lenders, soliciting purchasers for our Company or its assets, obtaining third party financing, and conducting the stalking horse process.  Nimbus also advised our Board of Directors with respect to the restructuring efforts.

The Board of Directors did not ask a transaction adviser to deliver a “fairness opinion” at the time that the EIPA was executed confirming that the consideration to be paid by the Buyers is fair from a financial point of view to the Company’s stockholders; however, the EIPA provides that the Closing would occur only after completing a stalking horse auction process and cannot take place without a favorable fairness opinion delivered to the Buyers and the Company as a condition of Closing.  The Board of Directors reached such a conclusion independently and determined that, under the circumstances, the Stock Sale was in the best interests of the Company’s stockholders and at the time of the consummation of the transaction would occur only if such fairness opinion were obtained.  The Company’s Board of Directors also determined that the costs of obtaining such additional “fairness opinion,” from a transaction adviser or any other third party used in connection with its decision, would be disproportionately higher than any corresponding benefit that would be realized by obtaining such an opinion.

The Company mandated that the transaction be structured as a stock sale to minimize tax liabilities so that all liabilities related to the Target Companies, including the subsidiaries’ debt for borrowed money, would transfer to Buyers. Based on the factors listed above, the Board of Directors determined that a sale of stock would likely return the greatest value to the Company, and that no other alternatives had the likelihood of achieving success in meeting the Company’s goals, including allocation of proceeds to our Heat Pump segment.  The Board of Directors also considered that the sale of the Heat Pump segment would not provide sufficient working capital to return our PHE segment to profitability. There can be no assurance that the per share market price of the Company’s Common Stock following the Stock Sale will equal or exceed the price or prices at which the Common Stock has recently If the Stock Sale is not completed, the Board of Directors will explore what, if any, alternatives are available for the future of the Company. The Board of Directors does not believe, however, that there are viable alternatives to the Stock Sale.

The foregoing discussion of these factors is not meant to be exhaustive, but includes the material factors considered by the Board of Directors. The Board of Directors did not quantify or attach any particular weight to the various factors that they considered in reaching their determination that the terms of the Stock Sale are fair to and in the best interests of the Company and its stockholders. Rather, the Board of Directors viewed its recommendation as being based upon its business judgment in light of the Company’s financial position and the totality of the information presented and considered, and the overall effect of the Stock Sale on the stockholders of the Company compared to continuing the business of the Company as is or seeking other potential parties to effect an investment in or other business combination or acquisition transaction with the Company.

Regulatory Matters

Other than the change in registration of ownership which must be filed and accepted by the State Administration for Industry and Commerce of China, the Company is not aware of any regulatory or governmental approvals required to complete the Stock Sale.

Use of Proceeds

A subsidiary of Heat PHE, and not the Company’s stockholders, will receive all of the net proceeds from the Stock Sale. Following the Stock Sale, the Company’s Board of Directors plans to explore strategic alternatives to deploy the proceeds of the Stock Sale, which may include expansion of our heat pump business in the United States, Europe and China future acquisitions, a merger with another company, or other actions to redeploy capital. It is unlikely, however, that the Company will make a distribution of cash to our stockholders.

Although the Board of Directors and management have had preliminary discussions regarding potential uses of our capital following the Stock Sale, the Board of Directors intends to continue to review anticipated liabilities and potential strategic uses of capital in connection with the continuation of the Company as a going concern. Accordingly, we cannot specify with certainty the amount of net proceeds, if any, we will use for any particular use or the timing in respect thereof. Consequently, you should not vote in favor of the Stock Sale based upon any assumptions regarding the amount or timing of any potential usages of capital or distributions to stockholders.

Appraisal Rights

Under Nevada law, the Company’s stockholders do not have appraisal rights as a result of the Stock Sale.

Votes Required for the Stock Sale

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock as of the Record Date is required to approve the Stock Sale.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK SALE.

PRINCIPAL PROVISIONS OF THE EQUITY INTEREST PURCHASE AGREEMENT

The following describes the principal provisions of the EIPA. The text of the EIPA are attached as Annex A to, and is incorporated by reference into, this proxy statement. You are encouraged to carefully read the EIPA in its entirety. Capitalized terms in the following descriptions have the meanings set forth in the EIPA.

The EIPA provides that the Buyers will purchase what might be deemed under Nevada law to be substantially all of our assets:

Divested Interests

The Buyers initially purchased 40% of the equity interests (the “First 40% Interest”) of the following entities. (collectively referred to as “Target Companies”):

•	Taiyu (Shenyang) Energy, organized in the People’s Republic of China (“Taiyu”);
•	Siping Beifang Energy Technology Co., Ltd., organized in the People’s Republic of China (“Siping”);
•	Shenyang Energy Equipment Co. Ltd., incorporated in the People’s Republic of China (“Shenyang”);
•	Hohot Ruicheng Technology Co., Ltd., organized in the People’s Republic of China (“Ruicheng”);
•	Urumchi XinRui Technology Limited Liability Company, organized in the People’s Republic of China (“XinRui”).

Heat PHE, Inc. had an option to repurchase the First 40% Interest by March 1, 2014.  If the option was not exercised, Buyers had the option to purchase an additional 40% of Target Companies (the “Second 40% Interest”).

In the event that Buyers exercise their option to purchase the Second 40% Interest and the transaction is consummated, Heat PHE, Inc., has the option, to require the Buyers to purchase the remaining 20% of Heat PHE, Inc. ’s equity interests in each Target Companies.

Consideration

The purchase price received by Heat PHE, Inc. for the First 40% Interest is RMB 5,000,000.

The purchase price to be received by Heat PHE, Inc. for the Second 40% Interest (the controlling interest) is RMB 6,000,000.

The Company has the option to require Buyers to purchase the remaining 20% equity interest for a purchase price of RMB 2,500,000.

Change of Registration

•	Heat PHE, Inc. will cause Target Companies to file the applicable registration change with the State Administration for Industry and Commerce.

•	Target Companies will pay all costs related to the registration change. The taxes incurred from the transfer of the equity interests shall be undertaken by each tax obligor, respectively.

Representations and Warranties

Heat PHE, Inc. made the following representations and warranties:

•	The equity interests in Target Companies is “as is” without any other representations, warranties or covenants except as provided in the EIPA.

•
Heat PHE, Inc. has good and marketable title to the equity interests of Target Companies, free and clear of all encumbrances, subject to liens incurred by Heat PHE, Inc. pursuant to the Credit and Security Agreement between the Company and Northtech Holdings, Inc., dated July 27, 2012, as amended, and subject to any transfer requirements in the People’s Republic of China.

•
Heat PHE, Inc. is duly organized and validly existing under the laws of the State of Nevada, and Target Companies are registered under the proper governmental authorities as required under the laws of the People’s Republic of China.

•	Heat PHE, Inc. has the full right, power and authority to enter into the EIPA and to perform all of its obligations thereunder.

•	The execution and performance of the EIPA will not breach any other signed material contract or agreement to which Heat PHE, Inc. is a party.

•	The representative who has executed the EIPA on behalf of Heat PHE, Inc. has been duly authorized to execute this Agreement.

The Buyers made the following representations and warranties:

•	Buyers are a group of individual citizens of the People’s Republic of China.

•	Buyers have the full right, power and authority to enter into the EIPA and to perform all of their obligations hereunder.

•	The execution of the EIPA does not breach any other signed material contract or Agreement to which Buyers are a party.

•	The representative of Buyers who has executed the EIPA are duly authorized to execute the EIPA.

•
Buyers have been given full opportunity to review all documents requested to evaluate the transaction and acknowledge that they have been given sufficient information to make the investment decision in Target Companies. Buyers acknowledge that the sale of Target Companies is “as is.”

Conditions Precedent

The Closing of the purchase of the additional 40% of the equity interests of Target Companies is subject to the following conditions precedent:

•	Approval by a majority of the Company’s stockholders present and voting and

•	Receipt by the Board of a Fairness Opinion.

Closing

The Closings may take place electronically, or at such other place or by such other means as agreed by the Parties after the satisfaction of the conditions to closing in the EIPA.  At each Closing, Heat PHE, Inc. will deliver to the Buyers evidence of the transfer of the specified equity interest in the Target Companies and Buyers need to deliver to Heat PHE, Inc.’s China subsidiary, SmartHeat Heat Exchange Equipment Co. Ltd., the consideration by wire transfer of immediately available funds.

Dispute Resolution

The EIPA provides for the following method of dispute resolution:

•	The EIPA is governed by the laws of the People’s Republic of China.

•
The Parties will use good faith efforts to settle disputes by mediation before the Hong Kong International Arbitration Centre (HKIAC) under the then-current version of HKIAC’s Commercial Mediation Rules. Three mediators shall be appointed, one by Heat PHE, Inc., one by Buyers, and one who shall be selected by the Parties mutual agreement.

•	If the mediation is concluded without the dispute being resolved, the parties may, at their option refer the dispute to arbitration at HKIAC in accordance with International Arbitration Rules.

Accounting Treatment

Following the Stock Sale, the Company’s balance sheet will no longer reflect the assets and liabilities of the Target Subsidiaries, but will instead reflect the amounts received at the Closings and the assets and liabilities of Heat HP subsidiaries, Heat PHE subsidiaries (SanDeKe Co., Ltd. and SmartHeat Heat Exchange Equipment Co., Ltd.) and the parent company.

Interests of Certain Persons in the Stock Sale.

Buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajun Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively. Huajun Ai, Wen Sha, Jun Wang and Xudong Wang are also principals in Northtech Holdings Inc.

INFORMATION ABOUT SMARTHEAT INC.

BUSINESS

General

We are a U.S. holding company with no material assets other than the ownership interests of our foreign subsidiaries that design, manufacture and sell PHEs, heat pumps, and related systems in the People’s Republic of China (“PRC”) and Germany. A PHE is a device that transfers heat from one fluid to another fluid across large metal plates. PHE products are used in the industrial, residential and commercial sectors to make energy use more efficient and to reduce pollution by reducing the need for coal fired boilers. Our subsidiaries design, manufacture, sell and service PHEs, PHE Units, which combine PHEs with various pumps, temperature sensors, valves and automated control systems, heat meters and heat pumps for use in commercial and residential buildings. They also design, manufacture and sell spiral heat exchangers and tube heat exchangers. Their products and related systems are an increasingly important element in providing a clean technology solution to energy consumption and air pollution problems in China and are commonly used in a wide variety of industrial processes where heat transfer is required. Common applications include energy conversion for heating, ventilation and air conditioning (“HVAC”), and industrial use in petroleum refining, petrochemicals, metallurgy, food and beverage and chemical processing. Our subsidiaries sell their products under the SmartHeat and Taiyu brand names and also sell PHEs under the Sondex brand name as an authorized dealer of Sondex PHEs in China  .

Our History

We were incorporated in the State of Nevada on August 4, 2006, under the name Pacific Goldrim Resources, Inc., as an exploration stage corporation with minimal operations, to engage in the exploration for silver, lead and zinc. On April 14, 2008, we changed our name to SmartHeat Inc. and entered into a Share Exchange Agreement (the “Share Exchange Agreement”), to acquire Shenyang Taiyu Machinery & Electronic Equipment Co., Ltd., subsequently renamed SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd. (“Taiyu”), a privately held Sino-foreign joint venture company formed under the laws of the PRC on July 24, 2002, and engaged in the design, manufacture, sale and service of PHE products in China. The Share Exchange Agreement was entered into by SmartHeat, Taiyu and the stockholders of Taiyu. At the closing of the Share Exchange Agreement, all of the equitable and legal rights, title and interests in and to Taiyu’s share capital of Yuan 25,000,000 were exchanged for 1,850,000 shares of SmartHeat Common Stock (the “Share Exchange”). We received PRC government approval on May 28, 2008, of our subscription for 71.6% of the registered capital of Taiyu, and approval on June 3, 2009, of the transfer of the remaining 28.4% ownership of Taiyu from the original joint venture stockholders who had received shares of our Common Stock in the Share Exchange. As a result of the Share Exchange and subsequent transactions contemplated by the Share Exchange Agreement, and receipt of the above PRC government approvals, Taiyu became our wholly foreign-owned enterprise, or WFOE.

Prior to our acquisition of Taiyu, we had no interest in any property, but had the right to conduct exploration activities on 13 mineral title cells covering 27,027 hectares (66,785 acres) in the Slocan Mining Division of southeastern British Columbia, Canada. In connection with the acquisition of Taiyu, we transferred all of our pre-closing assets and liabilities (other than the obligation to pay a $10,000 fee to our audit firm) to a wholly owned subsidiary, PGR Holdings, Inc., a Nevada corporation (“SplitCo”), under the terms of an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations dated April 14, 2008. We sold all of the outstanding capital stock of SplitCo to Jason Schlombs, our former director and officer and one of our major stockholders, pursuant to a Stock Purchase Agreement dated April 14, 2008, in exchange for the return of his 250,000 shares of our Common Stock to us for cancellation.

As an expansion of our business following our acquisition of Taiyu, we acquired and established strategic subsidiaries in China and Germany. On September 25, 2008, we acquired SanDeKe Co., Ltd., or SanDeKe, a Shanghai-based manufacturer of PHEs. On June 16, 2009, we completed an asset purchase transaction with Siping Beifang Heat Exchanger Manufacture Co., Ltd., or Siping Beifang, to set up a new manufacturing facility under our newly incorporated subsidiary, SmartHeat Siping Beifang Energy Technology Co., Ltd., or SmartHeat Siping. On August 14, 2009, we formed Beijing SmartHeat Jinhui Energy Technology Co., Ltd., or Jinhui, a joint venture in Beijing of which we own 52%, to provide consulting services and expand our sales of PHEs into new industries and regions of China. On April 7, 2010, we formed SmartHeat (China) Investment Co., Ltd., or SmartHeat Investment, as an investment holding company in Shenyang for our investment in and establishment of new companies and businesses in China. On April 12, 2010, SmartHeat Investment formed SmartHeat (Shenyang) Energy Equipment Co., Ltd., or SmartHeat Energy, as its wholly owned subsidiary for the research, development, manufacturing and sales of energy products. On May 6, 2010, we formed SmartHeat (Shanghai) Trading Co., Ltd., or SmartHeat Trading, through a nominee, Cleantech Holdings Inc., a British Virgin Islands company, or Cleantech Holdings, to market and expand sales of our branded products in China. Effective as of November 9, 2011, we terminated the nominee-owner relationship and acquired direct control over SmartHeat Trading. On December 2, 2010, we formed Hohhot Ruicheng Technology Co., Ltd., or Ruicheng, a joint venture in Hohhot City, China, for the design and manufacture of heat meters, of which we acquired 51% of the equity interest on January 7, 2011. On March 1, 2011, we entered into a purchase agreement to acquire 95% of the equity interests in Shenyang Bingchuan Refrigerating Machine Limited Company, a Shenyang-based state-owned heat pump manufacturer and designer subsequently renamed SmartHeat (Shenyang) Heat Pump Technology Co., Ltd., or SmartHeat Pump. On November 1, 2011, we increased the registered capital of SmartHeat Pump and thereby increased our ownership percentage to 98.8%. On March 3, 2011, we completed the acquisition of Gustrower Warmepumpen GmbH, subsequently renamed SmartHeat Deutschland GmbH, or SmartHeat Germany, a designer and manufacturer of high efficiency heat pumps in Germany, to extend our clean technology heating solutions into the rapidly growing heat pump markets in Europe and China. We subsequently transferred ownership of SmartHeat Germany to SmartHeat Pump. On April 10, 2012, we established a new joint venture named Urumchi XinRui Technology Limited Liability Company (“XinRui”), of which we acquired 46%.

Our Business Segments

On August 23, 2013, the Company formed two new wholly-owned subsidiaries in the state of Nevada, Heat HP, Inc.(“Heat HP”) and Heat PHE, Inc. (“Heat PHE”), in order to reorganize the Company’s ownership structure over its subsidiaries. On August 23, 2013, the Company entered into an assignment agreement (“Assignment Agreement”)with each of Heat HP and Heat PHE which effected the reorganization.  The reorganization was performed so the Company’s subsidiaries would be organized along their respective operating segments with Heat HP holding those subsidiaries that operated in the heat pumps and related products segment and Heat PHE holding those subsidiaries that operated in the plate heating equipment, meters and related products segment.  The Company initially presented its financial results for the quarter ended March 31, 2013, in accordance with these operating segments and has continued segment reporting since that time.

Under the Assignment Agreement with Heat HP, the Company agreed to transfer, and in the case of indirectly owned subsidiaries, cause to be transferred, to Heat HP the following subsidiaries of the Company:

Heat HP
SmartHeat (China) Investment Co., Ltd.
SmartHeat (Shenyang) Heat Pump Technology Co., Ltd.
SmartHeat Deutschland GmbH
SmartHeat (Shanghai) Trading Co., Ltd.
Beijing SmartHeat Jinhui Energy Technology Co., Ltd.

Under the Assignment Agreement with Heat PHE, the Company agreed to transfer, and in the case of indirectly owned subsidiaries, cause to be transferred, to Heat PHE the following subsidiaries of the Company:

Heat PHE
SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd.
SanDeKe Co., Ltd.
SmartHeat (Shenyang) Energy Equipment Co., Ltd.
SmartHeat Siping Beifang Energy Technology Co., Ltd.
Hohhot Ruicheng Technology Co., Ltd.

Our Corporate Structure

Our corporate structure as of the date of this report is set forth in the following diagram. SanDeKe and SmartHeat Investment are WFOEs authorized by their respective business licenses to operate our businesses in China. SmartHeat Deutschland GmbH is wholly owned by Heat HP Inc. We own 52% and 30.6%, respectively, of the equity interests in our PRC-based joint venture companies, Jinhui and Ruicheng. SmartHeat Energy is a wholly owned subsidiary of SmartHeat Investment. Taiyu owns 98.8% of the equity interests of SmartHeat Pump. Prior to November 9, 2011, we had no direct ownership interest in SmartHeat Trading; instead, we controlled and were entitled to 100% of the profit or loss of SmartHeat Trading under contractual arrangements. Effective as of November 9, 2011, we terminated the nominee-owner relationship and acquired direct control over SmartHeat Trading.

*On August 23, 2013, SmartHeat entered into Assignments agreements with each of Heat HP and Heat PHE in order to reorganize the structure of its subsidiaries.  Under the Assignment Agreements SmartHeat agreed to be transfer, and in the case of indirectly owned subsidiaries, cause to be transferred, certain subsidiaries to each of Heat HP and Heat PHE. Further, under the Assignment Agreements, SmartHeat agreed to cause its directly and indirectly owned subsidiaries to record these transfers with the applicable government agency in the People’s Rpublic of China, and in the case of SmartHeat Germany, in Germany. The restructured entity is reflected above after giving effect to the sale of 40% of the Company’s ownership interests in SmartHeat Taiyu (Shenyang) Energy; SmartHeat Siping Beifang Energy Technology Co., Ltd.; SmartHeat (Shenyang) Energy Equipment Co. Ltd.; Hohot Ruicheng Technology Co., Ltd.; and Urumchi XinRui Technology Limited Liability Company on December 31, 2014.

(1) We hold through 98.8% of the equity interest in SmartHeat Pump, with the remaining 1.2% of the equity interest held by Shenyang Economic and Technological Development Zone State-owned Assets Management Co., Ltd.

(2) We control 52% of Jinhui pursuant to a joint venture agreement entered into with the minority owner, Beijing Jun Tai Heng Rui Investment Consultancy Co. Ltd.

(3) We control 30.6% of Ruicheng pursuant to a joint venture agreement entered into with the minority owners, Hohhot Chengfa Heating Co. Ltd. and Beijing Taiyu Huineng Machinery and Electronic Equipment Co. Ltd. and our sale of 40% of our equity interests to the Chinese buying group.

FINANCIAL STATEMENTS

The Company’s consolidated financial statements and financial statements schedules can be found in the Company’s Quarterly Report on Form 10–Q for the quarter ended March 31, 2041 attached hereto as Annex B and in the Annual Report on Form 10-K attached hereto as Annex C. Additionally, the following pro forma financial statements of the Company are included on the pages indicated at the end of this proxy statement:

Page
Smartheat Inc and Subsidiaries Unaudited Pro Forma Consolidated Balance Sheets Reflecting The Sale of Certain Entities of PHE Segment, March 31, 2014	50
Smartheat Inc and Subsidiaries Unaudited Pro Forma Statement of Operations Reflecting The Sale of Certain Entities of PHE Segment, March 31, 2014	51
Smartheat Inc and Subsidiaries Unaudited Pro Forma Consolidated Statements of Operations Reflecting The Sale of Certain Entities of PHE Segment, Year Ended December 31, 2013	52
Smartheat Taiyu (Shengyang) Energy Technology Co., Ltd. Smartheat Siping Beifang Energy Technology Co., Ltd Smartheat (Shengyang) Energy Equipment Co., Ltd. Unaudited Consolidated and Combined Balance Sheets, March 31,2014 and December 31, 2013	53
Smartheat Taiyu (Shengyang) Energy Technology Co., Ltd Smartheat Siping Beifang Energy Technology Co., Ltd Smartheat (Shengyang) Energy Equipment Co., Ltd., Unaudited Statements of Operations and Comprehensive Loss, Three Months Ended March 31,2014 and March 31, 2013	54
Smartheat Taiyu (Shengyang) Energy Technology Co., Ltd Smartheat Siping Beifang Energy Technology Co., Ltd Smartheat (Shengyang) Energy Equipment Co., Ltd., Unaudited Statements of Cash Flows, Three Months Ended March 31,2014 and March 31, 2013	55
Smartheat Taiyu (Shengyang) Energy Technology Co., Ltd Smartheat Siping Beifang Energy Technology Co., Ltd Smartheat (Shengyang) Energy Equipment Co., Ltd., Notes to Unaudited Consolidated and Combined Financial Statements March 31,2014 and December 31, 2013	56

SMARTHEAT INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
REFLECTING THE SALE OF CERTAIN ENTITIES OF PHE SEGMENT

	AS OF MARCH 31, 2014
	Company Historical (1)	Sales of PHE segment (2)	Pro Forma adjustments		Company Pro Forma

ASSETS

CURRENT ASSETS
Cash & equivalents	$8,411,143	$4,468,279	$-		$3,942,864
Restricted cash	1,455,554	1,190,279			265,275
Accounts receivable, net	2,054,887	5,750,708	(5,816,120	) a	2,120,299
Retentions receivable, net	4,023,150	3,922,841			100,309
Advances to suppliers, net	3,718,489	1,957,638			1,760,851
Other receivables (net), prepayments and deposits	2,132,253	25,939,134	(24,561,441	) a, b	754,560
Inventories, net	56,949,501	49,134,233			7,815,268
Taxes receivable	767,231	727,085			40,146
Notes receivable - bank acceptances	2,000,770	1,769,697			231,073

Total current assets	81,512,978	94,859,894	(30,377,560)		17,030,644

NONCURRENT ASSETS
Long term investment	931,216	-	(10,858,126	) b	11,789,342
Restricted cash	249,744	237,329			12,415
Advance to supplier for equipment	1,242,074	1,242,074			-
Construction in progress	1,326,234	1,326,234			-
Property and equipment, net	9,761,183	8,215,892			1,545,291
Intangible assets, net	14,590,363	13,911,946			678,417

Total noncurrent assets	28,100,814	24,933,475	(10,858,126)		14,025,465

TOTAL ASSETS	$109,613,792	$119,793,369	$(41,235,686)		$31,056,109

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$6,778,423	$7,627,821	$(5,816,120	) a	$4,966,722
Advance from customers	2,093,647	1,400,936			692,711
Taxes payable	16,965	16,136			829
Accrued liabilities and other payables	17,415,851	30,821,405	(23,961,411	) a	10,555,857
Notes payable - bank acceptances	1,550,872	1,550,872			-
Loans payable	20,110,039	20,110,039			-

Total current liabilities	47,965,797	61,527,209	(29,777,531)		16,216,119

CREDIT LINE PAYABLE	1,749,335	-			1,749,335

LONG-TERM LOAN	2,113,100	2,113,100			-

DEFERRED TAX LIABILITY	2,951	-			2,951

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock	6,133	-			6,133
Paid-in capital	81,901,266	53,849,023	(55,780,574	) b	83,832,817
Shares to be issued	37,500	-			37,500
Statutory reserve	5,389,057	4,608,375			780,682
Accumulated other comprehensive income	8,428,963	6,938,074	384,077	a	1,106,812
Accumulated deficit	(61,067,784)	(32,097,193)	43,938,341		(72,908,932)

Total Company stockholders' equity	34,695,135	33,298,279	(11,458,155)		12,855,011

NONCONTROLLING INTEREST	23,087,474	22,854,781			232,693

TOTAL EQUITY	57,782,609	56,153,060	(11,458,155)		13,087,704

TOTAL LIABILITIES AND EQUITY	$109,613,792	$119,793,369	$(41,235,686)		$31,056,109

(1) Source: unaudited financial statements of SmartHeat Inc. as of March 31, 2014, as filed in the Form 10-Q filed with the SEC on June 26, 2014.
(2) Source: unaudited financial statements of disposed entities of SmartHeat Inc. as of March 31, 2014, as included in this proxy.
(a) To include the inter-company transactions between disposed entities and other subsidiaries of SmartHeat Inc.
(b) To reflect the sale of additional 40% equity interest for RMB 6 million, and loss on the sale; cost method accounting applied after the sale of total 80% equity interest of Taiyu, Siping, SmartHeat Energy, Ruicheng and XinRui.

SMARTHEAT INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
REFLECTING THE SALE OF CERTAIN ENTITIES OF PHE SEGMENT

	THREE MONTHS ENDED MARCH 31, 2014
	Company Historical (1)	Sales of PHE segment (2)	Pro Forma adjustments		Company Pro Forma

Net sales	$4,959,966	$4,743,304	$(608,688	) a	$825,350
Cost of goods sold	5,363,957	5,086,185	(608,688	) a	886,460

Gross loss	(403,991)	(342,881)	-		(61,110)

Operating expenses
Selling	1,566,511	1,206,411			360,100
General and administrative	2,914,327	1,422,957			1,491,370
Provision for bad debts	8,749,275	8,738,053			11,222
Provision for advance to supplier	74,790	59,063			15,727

Total operating expenses	13,304,903	11,426,484			1,878,419

Loss from operations	(13,708,894)	(11,769,365)			(1,939,529)

Non-operating income (expenses)
Investment loss	(3,609)	(3,609)			-
Interest income	27,683	24,641			3,042
Interest expense	(369,142)	(333,913)			(35,229)
Financial expense	(52,136)	(32,716)			(19,420)
Foreign exchange transaction gain	3,399	3,399			-
Other income, net	241,751	174,270			67,481

Total non-operating expenses, net	(152,054)	(167,928)			15,874

Loss before income tax	(13,860,948)	(11,937,293)			(1,923,655)
Income tax benefit	(14,536)	-			(14,536)

Net loss before noncontrolling interest	(13,846,412)	(11,937,293)			(1,909,119)
Less: Loss attributable to noncontrolling interest	(4,770,467)	(4,756,397)			(14,070)

Net loss to SmartHeat Inc.	(9,075,945)	(7,180,896)			(1,895,049)

Basic and diluted weighted average shares outstanding	6,147,288	6,147,288			6,147,288

Basic and diluted loss per share	$(1.48)	$(1.17)			$(0.31)

(1) Source: unaudited financial statements of SmartHeat Inc. as of March 31, 2014, as filed in the Form 10-Q filed with the SEC on June 26, 2014.
(2) Source: unaudited financial statements of disposed entities of SmartHeat Inc. for the three months ended March 31, 2014, as included in this proxy.
(a) To include the inter-company sales between disposed entities and other subsidiaries of SmartHeat Inc.

SMARTHEAT INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
REFLECTING THE SALE OF CERTAIN ENTITIES OF PHE SEGMENT

	YEAR ENDED DECEMBER 31, 2013
	Company Historical (1)	Sales of PHE segment (2)	Pro Forma adjustments		Company Pro Forma

Net sales	$44,709,526	$38,915,416	$(1,974,163	) a	$7,768,273
Cost of goods sold	40,401,380	35,659,348	(1,974,163	) a	6,716,195

Gross profit	4,308,146	3,256,068	-		1,052,078

Operating expenses
Selling	6,864,059	5,084,636			1,779,423
General and administrative	10,400,323	4,186,459			6,213,864
Provision for bad debts	27,240,939	25,978,254			1,262,685
Provision for advance to supplier	(593,838)	(627,264)			33,426

Total operating expenses	43,911,483	34,622,085			9,289,398

Loss from operations	(39,603,338)	(31,366,017)			(8,237,321)

Non-operating income (expenses)
Investment income	153,237	153,237			(0)
Interest income	159,972	79,704			80,268
Interest expense	(1,816,456)	(1,758,210)			(58,246)
Financial expense	(249,681)	(73,567)			(176,114)
Foreign exchange transaction loss	(9,495)	(9,478)			(17)
Loss on sale of equity interest	(842,491)	-	43,938,341	b	(44,780,833)
Other income, net	1,314,945	470,730			844,215

Total non-operating expenses, net	(1,289,971)	(1,137,584)			(44,090,728)

Loss before income tax	(40,893,309)	(32,503,601)			(52,328,049)
Income tax (benefit) expense	(50,657)	26,725			(77,382)

Net loss before noncontrolling interest	(40,842,652)	(32,530,326)			(52,250,667)
Less: Loss attributable to noncontrolling interest	(319,904)	(305,710)			(14,194)

Net loss to SmartHeat Inc.	$(40,522,748)	$(32,224,616)			$(52,236,473)

Basic and diluted weighted average shares outstanding	5,870,111	5,870,111			5,870,111

Basic and diluted loss per share	$(6.90)	$(5.49)			$(8.90)

(1) Source: audited financial statements of SmartHeat Inc. as of December 31, 2013, as filed in the Form 10-K filed with the SEC on April 15, 2014.
(2) Source: unaudited financial statements of disposed entities of SmartHeat Inc. for the year ended December 31, 2013.
(a) To include the inter-company sales between disposed entities and other subsidiaries of SmartHeat Inc.
(b) To reflect the sale of additional 40% equity interest and loss on the sale; cost method accounting applied after the sale of total 80% equity interest of Taiyu, Siping, SmartHeat Energy, Ruicheng and XinRui.

SMARTHEAT TAIYU (SHENGYANG) ENERGY TECHNOLOGY CO., LTD
SMARTHEAT SIPING BEIFANG ENERGY TECHNOLOGY CO., LTD
SMARTHEAT (SHENGYANG) ENERGY EQUIPMENT CO., LTD
CONSOLIDATED AND COMBINED BALANCE SHEETS
(UNAUDITED)

	March 31, 2014	December 31, 2013
ASSETS

CURRENT ASSETS
Cash & equivalents	$4,468,279	$9,283,788
Restricted cash	1,190,279	2,345,258
Accounts receivable, net	5,750,708	14,822,112
Retentions receivable	3,922,841	4,141,585
Advances to suppliers, net	1,957,638	3,572,023
Other receivables (net), prepayments and deposits	25,939,134	26,344,942
Inventories, net	49,134,233	48,787,876
Taxes receivable	727,085	968,124
Notes receivable - bank acceptances	1,769,697	2,529,954

Total current assets	94,859,894	112,795,662

NONCURRENT ASSETS
Restricted cash	237,329	123,398
Advance to supplier for equipment	1,242,074	1,276,247
Construction in progress	1,326,234	1,340,905
Property and equipment, net	8,215,892	8,547,040
Intangible assets, net	13,911,946	14,163,077

Total noncurrent assets	24,933,475	25,450,667

TOTAL ASSETS	$119,793,369	$138,246,329

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$7,627,821	$7,474,236
Advance from customers	1,400,936	1,875,894
Taxes payable	16,136	130,379
Accrued liabilities and other payables	30,821,405	30,938,077
Notes payable - bank acceptances	1,550,872	2,590,025
Loans payable	20,110,039	24,462,299

Total current liabilities	61,527,209	67,470,910

LONG-TERM LOAN	2,113,100	2,132,231

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Paid-in capital	53,849,023	53,849,023
Statutory reserve	4,608,375	4,608,375
Accumulated other comprehensive income	6,938,074	7,517,273
Accumulated deficit	(32,097,193)	(24,916,297)

Total Companies stockholders' equity	33,298,279	41,058,374

NONCONTROLLING INTEREST	22,854,781	27,584,814

TOTAL EQUITY	56,153,060	68,643,188

TOTAL LIABILITIES AND EQUITY	$119,793,369	$138,246,329

SMARTHEAT TAIYU (SHENGYANG) ENERGY TECHNOLOGY CO., LTD
SMARTHEAT SIPING BEIFANG ENERGY TECHNOLOGY CO., LTD
SMARTHEAT (SHENGYANG) ENERGY EQUIPMENT CO., LTD
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(UNAUDITED)

	THREE MONTHS ENDED MARCH 31,
	2014	2013

Net sales	$4,743,304	$5,557,110
Cost of goods sold	5,086,185	8,298,351

Gross profit (loss)	(342,881)	(2,741,241)

Operating expenses
Selling	1,206,411	1,143,480
General and administrative	1,422,957	1,265,599
Provision for bad debts	8,738,053	4,521,548
Provision for advance to supplier	59,063	(1,068,279)

Total operating expenses	11,426,484	5,862,348

Loss from operations	(11,769,365)	(8,603,589)

Non-operating income (expenses)
Investment income (loss)	(3,609)	561
Interest income	24,641	11,732
Interest expense	(333,913)	(340,139)
Financial expense	(32,716)	(6,993)
Foreign exchange transaction gain	3,399	2,499
Other income, net	174,270	134,161

Total non-operating expenses, net	(167,928)	(198,179)

Loss before income tax	(11,937,293)	(8,801,768)
Income tax expense	-	-

Net loss before noncontrolling interest	(11,937,293)	(8,801,768)
Less: Loss attributable to noncontrolling interest	(4,756,397)	(37,228)

Net loss to SmartHeat Inc. - disposed entities	(7,180,896)	(8,764,540)

Other comprehensive item
Foreign currency translation gain (loss) attributable to SmartHeat Inc.	(579,199)	2,531,679

Foreign currency translation gain attributable to noncontrolling interest	26,364	2,067

Comprehensive loss attributable to SmartHeat Inc.	$(7,760,095)	$(6,232,861)

Comprehensive loss attributable to noncontrolling interest	$(4,730,033)	$(35,161)

SMARTHEAT TAIYU (SHENGYANG) ENERGY TECHNOLOGY CO., LTD
SMARTHEAT SIPING BEIFANG ENERGY TECHNOLOGY CO., LTD
SMARTHEAT (SHENGYANG) ENERGY EQUIPMENT CO., LTD
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	THREE MONTHS ENDED MARCH 31,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Loss including noncontrolling interest	$(11,937,293)	$(8,801,768)
Adjustments to reconcile loss including noncontrolling interest to net cash used in operating activities:
Investment income	3,609	(561)
Depreciation and amortization	387,185	355,123
Provision for bad debts	8,738,053	4,521,548
Provision for inventory impairment	864,994	4,847,360
Provision for advance to suppliers	59,063	(1,068,279)
(Increase) decrease in assets and liabilities:
Accounts receivable	1,442,446	6,553,685
Retentions receivable	182,596	(647,825)
Advances to suppliers	1,554,940	1,040,847
Other receivables, prepayments and deposits	(1,025,507)	(570,950)
Inventories	(1,653,472)	(6,367,326)
Taxes receivable	119,944	(1,268,714)
Accounts payable	(799,698)	961,974
Advance from customers	(3,438,614)	487,613
Taxes payable	-	(717,647)
Accrued liabilities and other payables	3,136,638	280,020

Net cash used in operating activities	(2,365,115)	(394,900)

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in restricted cash	1,024,577	(132,798)
Acquisition of property & equipment	(3,910)	(257,493)
Notes receivable	741,668	377,321

Net cash provided by (used in) investing activities	1,762,335	(12,970)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loans	7,178,649	22,521,303
Repayment on short-term loans	(11,334,454)	(24,281,277)

Net cash used in financing activities	(4,155,806)	(1,759,974)

EFFECT OF EXCHANGE RATE CHANGE ON CASH & EQUIVALENTS	(56,923)	34,524

NET DECREASE IN CASH & EQUIVALENTS	(4,815,509)	(2,133,320)

CASH & EQUIVALENTS, BEGINNING OF PERIOD	9,283,788	14,291,095

CASH & EQUIVALENTS, END OF PERIOD	$4,468,279	$12,157,775

Supplemental cash flow data:
Income tax paid	$12,772	$589,065
Interest paid	$430,154	$340,139

SMARTHEAT TAIYU (SHENGYANG) ENERGY TECHNOLOGY CO., LTD
SMARTHEAT SIPING BEIFANG ENERGY TECHNOLOGY CO., LTD
SMARTHEAT (SHENGYANG) ENERGY EQUIPMENT CO., LTD
NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
MARCH 31, 2014 AND DECEMBER 31, 2013 (UNAUDITED)

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd. (“Taiyu”), is engaged in the design, manufacture, sale and servicing of plate heat exchange (“PHE”) products in China, Taiyu merged with SmartHeat Inc. (“SmartHeat”) on April 14, 2008. SmartHeat Siping Beifang Energy Technology Co., Ltd. (“SmartHeat Siping”), was incorporated on June 12, 2009 by SmartHeat, and is engaged in manufacture of PHEs. SmartHeat (Shenyang) Energy Equipment Co., Ltd. (“SmartHeat Energy”), was incorporated on April 12, 2010 by one of SmartHeat’s subdidary - SmartHeat (China) Investment Co., Ltd. (“SmartHeat Investment”), and is engaged in research, development, manufacturing and sales of energy products. Hohhot Ruicheng Technology Co., Ltd. (“Ruicheng”), is a joint venture with 51% invested by SmartHeat on January 7, 2011, and is engaged in the design and manufacture of heat meters. Urumchi XinRui Technology Limited Liability Company (“XinRui”), is a joint venture with 46% invested by SmartHeat in April 2012, and is engaged in research and development, production and selling of heat meters and automatic control of heat supply network (collectively, the “Companies”).

On August 23 2013, SmartHeat formed two new wholly-owned subsidiaries in the State of Nevada, Heat HP Inc., and HEAT PHE Inc.  On August 23, 2013, SmartHeat Inc., the Companies United States parent company entered into Assignment Agreements with Heat HP Inc. and Heat PHE Inc., respectively. Under the Assignment Agreements, SmartHeat agreed to transfer 100% of its right, title and interest in certain subsidiaries to Heat HP Inc. and Heat PHE Inc. The reorganization was performed so SmartHeat’s subsidiaries would be organized along their respective operating segments with Heat HP holding those subsidiaries that operated in the heat pumps and related products segment and Heat PHE holding those subsidiaries that operated in the plate heating equipment, meters and related products segment.

After the assignment and prior to the 40% equity interest sale of Taiyu, SmartHeat Siping, SmartHeat Energy, Ruicheng and XinRui on December 30, 2013, Heat PHE Inc., owned 100% of Taiyu, SmartHeat Siping, SmartHeat Energy and 51% of Hohot Ruicheng, and SmartHeat owned 46% of XinRui.

On December 30, 2013, SmartHeat closed the transaction contemplated by the EIPA dated October 10, 2013, whereby the buyers purchased 40% of the equity interests in Taiyu, SmartHeat Siping, SmartHeat Energy, Ruicheng and XinRui. The purchase price was RMB 5,000,000.

SmartHeat retained an option to repurchase the equity interests of the Companies from the buyers at a purchase price of RMB 5,600,000 which terminated on February 28, 2014.  On March 27, 2014 the buyers exercised their option to purchase an additional 40% equity interest in the Companies for an additional purchase price of RMB 6,000,000. SmartHeat will seek the approval of its shareholders prior to completing the sale. In the event such approval is not obtained, the buyers may terminate the EIPA. Should the buyers exercise their option to purchase the additional 40% equity interest and shareholders approve the sale, SmartHeat has the option to require the buyers to purchase the remaining 20% equity interest for a purchase price of RMB 2,500,000.   The closing of transaction will be scheduled to occur after satisfaction of the conditions set forth in the EIPA, including, without limitation, approval of the transaction by a majority of SmartHeat’s shareholders entitled to vote.

The buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of SmartHeat’s subsidiaries engaged in the PHE segment of its business, and Huajuan Ai and Yingkai Wang, SmartHeat’s Corporate Secretary and Acting Chief Accountant, respectively.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present a fair statement of the Companies consolidated and combined financial position as of March 31, 2014, its consolidated and combined results of operations and cash flows for the three months ended March 31, 2014 and 2013, as applicable, were made. The interim results of operations are not necessarily indicative of the operating results for the full fiscal year or any future periods.

Principles of Consolidation

The accompanying consolidated and combined financial statements include the accounts of Taiyu, SmartHeat Siping, Jinhui, and SmartHeat Shenyang Energy, which are collectively referred to as the “Companies.” All significant intercompany accounts and transactions were eliminated in consolidation.

Use of Estimates

In preparing the financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates, required by management, include the recoverability of long-lived assets, allowance for doubtful accounts and the reserve for obsolete and slow-moving inventories. Actual results could differ from those estimates.

Cash and Equivalents

For purposes of the statement of cash flows, the Companies consider all highly liquid investments with an original maturity of three months or less to be cash equivalents.  As of March 31, 2014 and December 31, 2013, the Companies maintained restricted cash deposit in several bank accounts for the purposes described below.

	2014	2013
	(In millions)
Support of performance guarantee	$0.39	$1.04
Support of bank acceptance	0.78	1.30
Support of letter of credit	0.02	0.008
Total restricted cash - current	$1.19	$2.35
Performance guarantee -- noncurrent	$0.24	$0.12

Accounts and Retentions Receivable

The Companies maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Based on historical collection activity, the Companies had allowances of $53.51 million and $46.42 million at March 31, 2014 and December 31, 2013, respectively.

At March 31, 2014 and December 31, 2013, the Companies had retentions receivable from customers for product quality assurance of $3.92 and $4.14 million, respectively. The retention rate varies from 5% to 20% of the sales price with variable terms from 3 to 24 months depending on the shipping date, and for PHE Units, the customer acceptance date, of the products and the number of heating seasons that the warranty period covers. The Companies had allowances of $0 million and $0 at March 31, 2014 and December 31, 2013, respectively.

Accounts receivable is net of unearned interest of $26,416 and $26,655 at March 31, 2014 and December 31, 2013, respectively. Unearned interest is imputed interest on accounts receivable with due dates over 1 year from the invoice date discounted at the Companies’ borrowing rate of 6.15% at December 31, 2012. The Companies did not record additional unearned interest after December 31, 2012 due to no long-term accounts receivable.

Bad Debt Allowance

The Companies record approximately 50% of accounts receivable aged over 180 days from the payment due date and 100% accounts receivable aged over 360 days from the payment due date as bad debt allowance.  Management of the Companies further analyzes each individual customer for which it was taken a bad debt allowance to further assess the likelihood of collectability.  Customers which are either state-owned or have a history of support from the state, or larger companies with long operating histories, that management of the Companies believe the chance of non-payment will be remote, are excluded for the purpose of calculating bad debt allowance.

Advance to Suppliers

The Companies make advances to certain vendors to purchase raw material and equipment for production. The advances are interest-free and unsecured.

Inventories

Inventories are valued at the lower of cost or market, with cost determined on a moving weighted-average basis. The difference is recorded as a cost of goods sold, if the current market value is lower than their historical cost.  In addition, the Companies make an inventory impairment provision analysis at each period end for inventory held over 360 days. Cost of work in progress and finished goods comprises direct material, direct labor and an allocated portion of production overheads.

Certain raw materials, such as stainless steel products, plates, shims, gaskets, and pump valves, require longer than normal procurement periods, or “lead times,” with some procurement periods running longer than six months. To guarantee availability of raw materials for production and sales, the Companies, based on historical sale patterns, estimate and purchase material for the upcoming period.

As part of inventory impairment analysis, the Companies perform an evaluation of raw materials stored over one year and not anticipated to be consumed, and an evaluation of potential impairment to the quality of these raw materials. If management anticipates that obsolete raw materials in inventory can be utilized and will be consumed within the next six months through new customer orders or substitute orders, no impairment is recorded. The Companies collect information about delayed and canceled contracts and met with affected customers to discuss their financing situation and their projections of future orders. Finished goods manufactured for delayed and canceled contracts that the Companies do not expect to be reinstated and contracts for which the Companies have been unable to find substitute customers become impaired.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method with a 10% salvage value and estimated lives as follows:

Buildings	20 years
Vehicles	5 years
Office equipment	5 years
Production equipment	5-10 years

Land Use Rights

Right to use land is stated at cost less accumulated amortization. Amortization is provided using the straight-line method over 50 years.

Warranties

The Companies offer to all customers standard warranties on its products for one or two heating seasons depending on the terms negotiated. The Companies accrue for warranty costs based on estimates of the costs that may be incurred under its warranty obligations. The warranty expense and related accrual is included in the Companies’ selling expenses and other payables respectively, and is recorded when revenue is recognized. Factors that affect the Companies’ warranty liability include the number of units sold, its estimates of anticipated rates of warranty claims, costs per claim and estimated support labor costs and the associated overhead. The Companies periodically assess the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

Activity in the Companies’ warranty reserve from January 1, 2013, to March 31, 2014, is as follows:

	2014	2013
Beginning balance	$318,846	$282,739
Provisions	206,207	301,920
Actual costs incurred	(163,517)	(265,813)
Ending balance in current liabilities (Note 12)	$361,536	$318,846

Research and Development Costs

Research and development (“R&D”) costs are expensed as incurred and included in general and administrative expenses. These costs primarily consist of cost of materials used, salaries paid for the Companies’ development department and fees paid to third parties. R&D costs for the three months ended March 31, 2014 and 2013, were $157,371 and $122,437, respectively.

Revenue Recognition

The Companies’ revenue recognition policies comply with SEC Staff Accounting Bulletin (“SAB”) 104 (codified in FASB ASC Topic 605). Sales revenue is recognized when PHEs are delivered, and for PHE Units when customer acceptance occurs, the price is fixed or determinable, no other significant obligations of the Companies exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition met are recorded as unearned revenue under “Advance from customers.”

The Companies’ sales generally provide for 30% of the purchase price on placement of an order, 30% on delivery, 30% upon installation and acceptance of the equipment after customer testing and 10% no later than the termination of the standard warranty period, which ranges from 3 to 24 months from the acceptance date.

Due to the slowdown of the Chinese economy and tightened monetary policy, and to attract and retain customers, the Companies’ subsidiaries adjusted their contract and payment terms to permit more flexible and longer payment terms.

Sales revenue is the invoiced value of goods, net of value-added tax (“VAT”). All of the Companies’ products sold in the PRC are subject to a VAT of 17% of gross sales price. This VAT may be offset by the VAT paid by the Companies on raw materials and other materials purchased in China and included in the cost of producing the Companies’ finished product. The Companies recorded VAT payable and VAT receivable net of payments in the financial statements. The Companies file VAT tax returns on line with PRC tax authorities and offsets the payables against the receivables.

Sales and purchases are recorded net of VAT collected and paid as the Companies act as an agent for the government. VAT taxes are not affected by the income tax holiday.

Sales returns and allowances were $0 for the three months ended March 31, 2014 and 2013. The Companies do not provide a right of return, price protection or any other concessions to its customers.

The Companies provide a standard warranty to all customers, which is not considered an additional service; rather, an integral part of the product’s sale. The Companies believe the existence of its standard product warranty in a sales contract does not constitute a deliverable in the arrangement and thus there is no need to apply the EITF 00-21 (codified in FASB ASC Topic 605-25) separation and allocation model for a multiple deliverable arrangement. SFAS 5 (codified in FASB ASC Topic 450) specifically addresses the accounting for standard warranties and neither SAB 104 nor EITF 00-21 supersedes SFAS 5. The Companies believe that accounting for its standard warranty pursuant to SFAS 5 does not impact revenue recognition because the cost of honoring the warranty can be reliably estimated.

The Companies charge for after-sales services provided after the expiration of the warranty period, with after-sales services mainly consisting of cleaning PHEs and repairing and exchanging parts. The Companies recognize such revenue when the service is provided. For the three months ended March 31, 2014 and 2013, revenue from after-sales services after the expiration of the warranty period was $2,965 and $777, respectively, which was recorded in other income.

Cost of Goods Sold

Cost of goods sold (“COGS”) consists primarily of material costs and direct labor and manufacturing overhead that are directly attributable to the products. Write-down of inventories to the lower of cost or market is also recorded in COGS.  The Companies also record inventory reserve for inventories aging over 360 days to COGS.

Advance from Customers

The Companies record payments received from customers in advance of their orders to advance account. These orders normally are delivered within a reasonable period of time based upon contract terms and customer demand.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” codified in FASB ASC Topic 230, cash flows from the Companies’ operations are calculated based upon the local currencies. As a result, amounts shown on the statement of cash flows may not necessarily agree with changes in the corresponding asset and liability on the balance sheet.

Foreign Currency Translation and Comprehensive Income (Loss)

The accounts of the Companies were translated into USD in accordance with SFAS No. 52, “Foreign Currency Translation” (codified in FASB ASC Topic 830). According to SFAS No. 52, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholders’ equity was translated at the historical rates and statement of operations items were translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” (codified in FASB ASC Topic 220).

The RMB to USD exchange rates in effect as of March 31, 2014 and December 31, 2013, and the average exchange rates for the three months ended March 31, 2014 and 2013 are as following.  The exchange rates used in translation from RMB to USD were published by State Administration of Foreign Exchange of the People’s Republic of China (“SAFE”).

	Average Exchange Rate		Balance Sheet Date
	For the Three Months Ended		Exchange Rate
	3/31/14	3/31/13	3/31/14	12/31/13
RMB - USD	6.1180	6.2785	6.1521	6.0969

New Accounting Pronouncements

In January 2014, FASB issued, Accounting Standards Update 2014-01, Investments—Equity Method and Joint Ventures (Topic 323), Accounting for Investments in Qualified Affordable Housing Projects. The objective of this Update is to provide guidance on accounting for investments by a reporting entity in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. The amendments in this Update permit reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The amendments in this Update should be applied retrospectively to all periods presented. A reporting entity that uses the effective yield method to account for its investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. The amendments in this Update are effective for public business entities for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014.  The adoption of this ASU will not affect the Companies’ financial statements.

In January 2014, FASB issued, Accounting Standards Update 2014-05, Service Concession Arrangements (Topic 853), The objective of this Update is to specify that an operating entity should not account for a service concession arrangement within the scope of this Update as a lease in accordance with Topic 840, Leases. Service concession arrangements may become more prevalent in the United States as public-sector entities seek alternative ways to provide public services on a more efficient and cost-effective basis. The amendments apply to an operating entity of a service concession arrangement entered into with a public-sector entity grantor when the arrangement meets certain conditions. The amendments in this Update should be applied on a modified retrospective basis to service concession arrangements that exist at the beginning of an entity’s fiscal year of adoption. The modified retrospective approach requires the cumulative effect of applying this Update to arrangements existing at the beginning of the period of adoption to be recognized as an adjustment to the opening retained earnings balance for the annual period of adoption. The amendments are effective for a public business entity for annual periods, and interim periods within those annual periods, beginning after December 15, 2014. The adoption of this ASU will not affect the Companies’ financial statements.

3. INVENTORIES

Inventories at March 31, 2014 and December 31, 2013, were as follows:

	2014	2013
Raw materials	$40,349,783	$41,378,896
Work in process	8,966,554	6,216,166
Finished goods	10,084,498	10,684,380
Total	59,400,835	58,279,442
Inventory allowance	(10,266,602)	(9,491,566)
Inventories, net	$49,134,233	$48,787,876

4. NOTES RECEIVABLE – BANK ACCEPTANCES

The Companies sold goods to its customers and received commercial notes (bank acceptance) from them in lieu of payments for accounts receivable. The Companies discounted the commercial notes with the bank or endorsed the commercial notes to vendors for payment of their own obligations or to get cash from third parties. Most of the commercial notes have a maturity of less than six months. As of March 31, 2014, the Companies were contingently liable for the notes endorsed to vendors of $0.22 million.

5. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following at March 31, 2014 and December 31, 2013:

	2014	2013
Buildings	$4,935,499	$4,980,184
Production equipment	6,539,614	6,593,287
Office equipment	911,527	918,728
Vehicles	686,990	693,210
Total	13,073,630	13,185,409
Less: accumulated depreciation	(4,857,738)	(4,638,369)
Property & equipment, net	$8,215,892	$8,547,040

Depreciation for the three months ended March 31, 2014 and 2013 was $262,400 and $263,000, respectively.

6. OTHER RECEIVABLES, PREPAYMENTS AND DEPOSITS

Other receivables, prepayments and deposits consisted of the following at March 31, 2014 and December 31, 2013, respectively:

	2014	2013
Advance to third parties	$10,589,716	$10,059,572
Deposit for public bids of sales contracts	577,375	704,175
Prepayment for freight, insurance, advertisement and consulting expenses	37,306	17,446
Other deposits	67,287	51,724
Advance to employees	483,854	588,114
Advance to HP segment	22,010,204	21,900,731
Others	848,742	580,681
Total	34,614,484	33,902,443
Less: bad debt allowance	(8,675,350)	(7,557,501)
Other receivables (net), prepayments & deposits	$25,939,134	$26,344,942

Advance to third parties were short-term unsecured advances to unrelated parties with payment usually due within a year and includes an advance to Siping Beifang of RMB 22.13 million ($3.60 million) that is non-interest bearing and with due date extended to September 2014, and an advance to an unrelated company of RMB 41.02 million ($6.67 million) that is non-interest bearing and will be collected by the end of June 2014.

Deposits for public bidding represented the deposits for bidding on expected contracts, which will be returned to the Companies after the bidding process is completed, usually within three to four months from the payment date. Prepayment for freight, related insurance expenses and advertisement represented prepaid shipping and freight insurance expenses for customers and is generally repaid upon customer receipt of products and prepaid advertising expense.

Other deposits mainly consisted of deposits for rents, payroll expense and utilities. Advance to employees represented short-term loans to employees and advances for business trips and related expenses. Advance to HP segment represented receivables from other subsidiaries of SmartHeat Inc, including $14.4 million receivable from Heat HP, Inc. for transferring the 98.8% ownership of SmartHeat (Shenyang) Heat Pump Technology Co., Ltd. (“SmartHeat Pump”) by Taiyu to Heat HP Inc., the transfer is not completed as of this report date.  Other receivables (consisting of advance to third parties and employees, deposit for public bids and others), prepayments and deposits are reimbursed or settled within 12 months.

7. INTANGIBLE ASSETS

Intangible assets consisted mainly of land use rights, trademarks, computer software, know-how technology, customer lists and covenants not to compete. All land in the PRC is government-owned and cannot be sold to any individual or company. However, the government grants the user a “land use right” to use the land. Taiyu acquired land use rights during 2005 for RMB 3,549,682 ($0.44 million). In June 2009, SmartHeat Siping acquired land use rights for $3.1 million from SipingBeifang. In November 2010, SmartHeat Energy, acquired land use rights for $10.10 million. The Companies have the right to use the land for 50 years and is amortizing such rights on a straight-line basis for 50 years.

Intangible assets consisted of the following at March 31, 2014 and December 31, 2013, respectively:

	Estimated Useful Life (In years)	2014	2013
Land use rights	50	$15,031,461	$15,167,552
Software	5	294,749	510,594
Total		15,326,210	15,678,146
Less: accumulated amortization		(1,414,264)	(1,515,069)
Intangible assets, net		$13,911,946	$14,163,077

Amortization of intangible assets for the three months ended March 31, 2014 and 2013, was $124,700 and $92,100, respectively. Annual amortization for the next five years from March 31, 2014, is expected to be $356,279, $323,147, $319,168, $319,168 and $318,090, and $12,276,094 thereafter.

8. CONSTRUCTION IN PROGRESS

The Companies had construction in progress of $1.33 million at March 31, 2014, consisting of three ongoing projects.

1) SmartHeat Energy was building a factory for a total estimated cost of $9.00 million, of which SmartHeat Energy paid $0.47 million as of March 31, 2014. SmartHeat Energy halted construction of the factory resulting from returning the previously purchased land use right to the local authority where the factory was being built due to the adjustment of the overall development plan of the area by the local authority (see Note 12).

2) SmartHeat Siping has a construction project of $36,000 for the laying of a foundation for its machinery installation. This foundation project will be completed by the end of June 2014.

3) Taiyu paid $0.82 million for equipment and installation, this project was completed in July 2013 and is in the stage of final inspection.  Taiyu expects to complete the inspection and put into operation by the end of June 2014.

9. MAJOR CUSTOMERS AND VENDORS

Two customers accounted for 35% of total sales for the three months ended March 31, 2014, each customer accounted for 17% and 18% of total sales, respectively.  At March 31, 2014, total receivable from the two customers was $1,438,641.

For the three months ended March 31, 2013, four customers accounted for 70% of the Companies’ total sales, with each customer accounted for 31%, 16%, 12%, and 11% of total sales, respectively. At March 31, 2013, the total accounts receivable from these customers was $9,670,657.

For the three months ended March 31, 2014 and 2013, no vendors accounted for over 10% of the Companies’ total purchases.

10. TAXES RECEIVABLE

Taxes receivable consisted of the following at March 31, 2014 and December 31, 2013:

	2014	2013
Income	$179,142	$180,764
Value-added	541,855	781,216
Other	6,089	6,144
Total	$727,085	$968,124

11. TAXES PAYABLE

Taxes payable consisted of the following at March 31, 2014 and December 31, 2013:

	2014	2013
Income	$-	$-
Value-added	-	99,456
Other	16,136	30,923
Total	$16,136	$130,379

12. ACCRUED LIABILITIES AND OTHER PAYABLES

Accrued liabilities and other payables consisted of the following at March 31, 2014 and December 31, 2013:

	2014	2013
Advance from third parties	$3,233,042	$3,262,314
Payable to Siping Beifang	2,290,186	2,306,184
Deposit from customer	2,961,428	2,988,240
Refund of land use right purchased	4,585,751	4,627,270
Others	463,413	539,728
Warranty reserve (See Note 2)	361,536	318,846
Accrued expenses	684,795	507,196
Advance from HP segment	16,241,254	16,388,299
Total	$30,821,405	$30,938,077

Advances from third parties were short-term, non-interest-bearing advances from third parties due on demand.  Payable to Siping Beifang represented loans to them without interest and payable upon demand.  Deposit from customer represented advance payment from a customer for SmartHeat Siping to execute the sales order; however, the customer wanted to cancel the order after SmartHeat Siping commenced manufacturing and the SmartHeat Siping refused to return the deposit claiming breach of the contract by the customer. The dispute was filed with the court and is currently docketed for trial.

Refund of land use right previously purchased represented the partial refund received for the land use right SmartHeat Energy purchased in November 2010. SmartHeat Energy later cancelled the purchase due to the adjustments of the overall development plan of the area by the local authority. The local government agreed to the cancellation and refunded SmartHeat Energy $4.59 million as of December 31, 2013, and was committed to refund SmartHeat Energy the remaining purchase price.  On May 21, 2014, SmartHeat Energy and Shenyang City Development and Land Resource Bureau Economy and Technology Development Office entered into an official agreement, whereby full purchase price of the land use right will be returned to SmartHeat Energy in installments within 5 days from the effective date of the official agreement.  SmartHeat Energy will make the ownership change of the land use right within 3 days upon receiving the first installment of refund from the local authority effective on May 21, 2014. However, as of this report date, SmartHeat Energy did not receive first installment. Currently the land is used by the third party.

Advance from HP segment represented payables to other subsidiaries of SmartHeat Inc.  Others represented payables for the Companies certain construction and installation projects, and miscellaneous expenses including postage, business insurance, employee benefits, project bidding fee, and medical insurance, etc. Accrued expenses mainly consisted of accrued payroll of $0.31 million, accrued welfare, interest and utility.

13. NOTES PAYABLE – BANK ACCEPTANCES

Notes payable represented the conversion of accounts payable into notes payable, which were issued by a bank. The Companies deposited a portion of the acceptance amount into the bank as collateral. The terms of the notes range from 3-6 months and bear no interest. At March 31, 2014 and December 31, 2013, the Companies deposited $0.78 million and $1.30 million with the bank as restricted cash for the bank issuing the notes (See note 2). The restricted cash is refundable when the notes are repaid.

14. LOANS PAYABLE

Short-Term Bank Loans

The Companies were obligated for the following short-term loans as of March 31, 2014 and December 31, 2013:

	2014	2013	Subsidiary obligated
From a commercial bank in the PRC for RMB 7,200,000 entered into on February 20, 2014.The loan bore interest at 6% with maturity on February 19, 2015.	$1,170,332	$-	Taiyu
From a commercial bank in the PRC for RMB 2,640,565 entered into on January 3, 2014. The loan bore interest at 6.22% with maturity on July 29, 2014. This loan was pledged by the Taiyu’s accounts receivable.	429,213	-	Taiyu
From a commercial bank in the PRC for RMB 7,935,243 entered into on January 3, 2014. The loan bore interest at 6.22% with maturity on July 29, 2014. The loan was pledged by the Taiyu’s accounts receivable.	1,289,843	-	Taiyu
From a commercial bank in the PRC for RMB 16,080,000 entered into on January 16, 2014. The loan bore interest at 6.22% with maturity on August 8, 2014. The loan was pledged by Taiyu’s accounts receivable.	2,613,741	-	Taiyu
From a commercial bank in the PRC for RMB 4,685,723 entered into on January 22, 2014. The loan bore interest at 6.22% with maturity on August 20, 2014. The loan was pledged by Taiyu’s accounts receivable.	761,646	-	Taiyu
From a commercial bank in the PRC for RMB 5,377,441 entered into on January 22, 2014. The loan bore interest at 6.22% with maturity on August 20, 2014. The loan was pledged by the Taiyu’s accounts receivable.	874,082	-	Taiyu
From a commercial bank in the PRC for RMB 13,344,190 entered into on June 26, 2012. The loan bore interest at 6.16% with maturity on January 18, 2014. The loan was repaid at maturity.	-	2,188,684	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on November 30, 2012. The loan bore interest at 7.87% with maturity on November 22, 2014. The loan was guaranteed by Taiyu.	1,625,461	1,640,178	Siping
From a commercial bank in the PRC for RMB 40,000,000 entered into on March 11, 2013. The loan bore interest at 6.60% with maturity on March 10, 2014. The loan was guaranteed by Siping, HeatPump and management of Chinese subsidiaries. This loan was repaid at maturity.	-	6,560,711	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on May 21, 2013. The loan bore interest at 6.60% with maturity on May 20, 2014. This loan was repaid at maturity.	1,625,461	1,640,178	Taiyu
From a commercial bank in the PRC for RMB 5,000,000 entered into on August 29, 2013. The loan bore interest at 7.20% with maturity on August 29, 2014. The loan was guaranteed by Taiyu.	812,731	820,089	Siping
From a commercial bank in the PRC for RMB 5,000,000 entered into on September 4, 2013. The loan bore interest at 7.20% with maturity on September 4, 2014. The loan was guaranteed by Taiyu.	812,731	820,089	Siping
From a commercial bank in the PRC for RMB 30,000,000 entered into on August 8, 2013. The loan bore interest at 6.90% with maturity on August 7, 2014.	4,876,384	4,920,533	Taiyu
From a commercial bank in the PRC for RMB 9,900,000 entered into on September 18, 2013. The loan bore interest at 6.0% with maturity on September 17, 2014. This loan was pledged by Taiyu’s accounts receivable.	1,609,207	1,623,776	Taiyu
From a commercial bank in the PRC for RMB 9,900,000 entered into on October 11, 2013. The loan bore interest at 6.0% with maturity on October 10, 2014. This loan was pledged by Taiyu’s accounts receivable.	1,609,207	1,623,776	Taiyu
From a commercial bank in the PRC for RMB 16,000,000 entered into on July 10, 2013. The loan bore interest at 6.0% with maturity on January 9, 2014. This loan was pledged by Taiyu’s accounts receivable. This loan was repaid at maturity.	-	2,624,285	Taiyu
TOTAL	$20,110,039	$24,462,299

The banks sometimes require loan guarantee provided by a third party to the Companies, the third party loan guarantor was Liaoning Wugang Metal Trading Co., Ltd. (“Liaoning Wugang”), with a maximum guarantee of RMB 46 million ($7.32 million). The guarantee is for the loans entered from February 20, 2012 to August 16, 2013, with the guarantee length equal to the loan term; the guarantee service was extended for the loans entered or will be entered from September 18, 2013 to September 12, 2014 with the guarantee length equal to the loan term, the maximum guarantee amount was revised to RMB 44 million ($7.05 million).  The Companies were not required to pay any guarantee fees. However, the Companies have contracted to provide similar guarantees for up to RMB 20 million ($3.18 million) to Liaoning Guorui Commercial Trading Co., Ltd. (“Guorui”). The guarantee is for the loans entered from January 12, 2012 to January 11, 2013 with the guarantee length equal to the loan term, the Companies do not require Guorui to pay any guarantee fees.  The Companies did not extend the guarantee term for Guorui after January 11, 2013.  These arrangements are common to the banking industry in China, and there are no other relationships between the Companies and Liaoning Wugang or Guorui, both of whom were referred to the Companies by the lending bank.  As of March 31, 2014 and December 31, 2013, the Companies did not have any loan guarantees from Liaoning Wugang.

Long-Term Bank Loan

Taiyu entered into a long-term loan of $2,113,100 (RMB 13 million) with China Construction Bank on November 30, 2013 with maturity on November 29, 2015. The interest rate for the loan is variable currently at 6.46%, and to be paid on the 20th of each month. This loan is guaranteed by Taiyu’s building and land.

15. DEFERRED TAX ASSET (LIABILITY)

Deferred tax asset (liability) represented differences between the tax bases and book bases of bad debt allowance and provision of inventory impairment booked by the Companies, which was not allowed per tax purpose. As of March 31, 2014 and December 31, 2013, deferred tax asset (liability) consisted of the following:

	2014	2013
Deferred tax asset - current (bad debt allowance)	$8,370,193	$7,267,745
Deferred tax asset - current (inventory allowance)	2,018,377	1,864,883
Deferred tax asset – current (allowance to other receivable)	1,698,801	1,534,723
Deferred tax asset – current (allowance for advance to supplier)	386,826	375,512
Deferred tax asset – current (reserve for warranty)	39,339	33,282
Less: valuation allowance	(12,513,536)	(11,076,145)
Deferred tax assets, net	$-	$-

16. INCOME TAXES

Taiyu is governed by the Income Tax Law of the PRC concerning privately-run enterprises, which are generally subject to tax at 25% on income reported in the statutory financial statements after appropriate tax adjustments. Under the Income Tax Law that became effective January 1, 2008, new high-tech enterprises given special support by the PRC government are subject to an income tax rate of 15%. Taiyu has been classified as a high-tech enterprise since 2009 and eligible for an income tax rate of 15% through 2014.  Local PRC government reviews the high-tech status of such enterprises annually.

SmartHeat Siping and SmartHeat Energy are subject to the regular 25% PRC income tax rate.

The following table reconciles the statutory rates to the Companies’ effective tax (benefit) rate for the three months ended March 31, 2014 and 2013:

	2014	2013
PRC statutory tax (benefit) rates	(25.0)%	(25.0)%
Effect of tax holiday	9.0%	(1.6)%
Valuation allowance	16.0%	26.6%
Tax benefit per financial statements	-%	-%

17. STATUTORY RESERVES AND RESTRICTED NET ASSETS

Relevant PRC statutory laws and regulations permit payments of dividends by the Companies to foreign holding company only out of the subsidiary’s retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Companies.

In accordance with the PRC Regulations on Enterprises with Foreign Investment and their articles of association, a foreign-invested enterprise (“FIE”) established in the PRC is required to provide certain statutory reserves, which are appropriated from net profit as reported in the FIE’s PRC statutory accounts. An FIE is required to allocate at least 10% of its annual after-tax profit to the surplus reserve until such reserve has reached 50% of its respective registered capital based on the FIE’s PRC statutory accounts. Appropriations to other funds are at the discretion of the board of directors for all FIEs. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Additionally, shareholders of an FIE are required to contribute capital to satisfy the registered capital requirement of the FIE. Until such contribution of capital is satisfied, the FIE is not allowed to repatriate profits to its shareholders, unless otherwise approved by the State Administration of Foreign Exchange. Taiyu, SmartHeat Siping, and Ruicheng were established as FIEs and therefore are subject to the above-mandated restrictions on distributable profits.

Additionally, in accordance with the Company Law of the PRC, a domestic enterprise is required to provide surplus reserve at least 10% of its annual after-tax profit until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. A domestic enterprise is also required to provide discretionary surplus reserve, at the discretion of the board of directors, from the profits determined in accordance with the enterprise’s PRC statutory accounts. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. SmartHeat Energy was established as domestic enterprises and therefore are subject to the above-mentioned restrictions on distributable profits.

As a result of these PRC laws and regulations that require annual appropriations of 10% of after-tax income to be set aside prior to payment of dividends as general reserve fund, the Companies are restricted in their ability to transfer a portion of their net assets to the foreign holding company as a dividend.

18. COMMITMENTS

Lease Agreements

The Companies leased offices for its sales representative in several different cities under various one-year, non-cancellable and renewable operating lease agreements. Rental expense for the three months ended March 31, 2014 and 2013, was $48,015 and $66,085, respectively.

19. CONTINGENCIES

The Companies’ operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments in China and foreign currency exchange. The Companies results may be adversely affected by changes in PRC government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad and rates and methods of taxation, among other things.

The Companies’ sales, purchases and expense transactions in China are denominated in RMB and all of the Companies’ assets and liabilities in China are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current PRC law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

PROPOSAL NUMBER 4
ADJOURNMENTS OF THE ANNUAL MEETING

At this year’s Annual Meeting, stockholders will be asked to vote on a proposal to adjourn the Annual Meeting to another date, time or place, if deemed necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of Proposal 3. Any adjournment of the Annual Meeting may be made without notice, other than by the announcement made at the Annual Meeting, if the majority of those shares present at the meeting, in person or represented by proxy, and entitled to vote thereon approve the adjournment proposal. However, if, after the adjournment, the Board of Directors fixes a new record date for the adjourned meeting, a new notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to vote at the adjourned meeting. If we adjourn the Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote

You may vote “FOR” or “AGAINST” the following resolution, or you may “ABSTAIN.” Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” Unless marked to the contrary, proxies received will be voted “FOR” the approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

Recommendation

The Board of Directors recommends a vote “FOR” the approval of the approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

As of the date of this Proxy Statement, there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

PROPOSAL NUMBER 5
APPROVAL OF AMENDMENTS TO CREDIT AND SECURITY AGREEMENT

On July 27, 2012, we entered into a secured, revolving credit facility under the terms of a Credit and Security Agreement (the “Credit Agreement”) with Northtech, which is owned by certain members of our former management, Jun Wang, Xudong Wang and Wen Sha. Huajun Ai, the Company’s Corporate Secretary is also a part owner of Northtech. On December 21, 2012, and July 27, 2013, the Company amended the Credit Agreement with Northtech.

The original Credit Agreement was filed as Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on August 1, 2012. The first amendment to the Credit Agreement was filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on December 28, 2012 (the “First Amendment”). The second amendment to the Credit Agreement was filed as Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on August 26, 2013 (the “Second Amendment,” collectively, with the First Amendment, the “Amendments”).

In accordance with the Third Amendment to the Credit Agreement, which requires us to submit the Amendments to our stockholders for approval at our next annual meeting, we are submitting the Amendment to our stockholders for their approval.

Background of the Credit and Security Agreement

We entered into the Credit Agreement to fulfill our need for short-term financing for our parent company to address its lack of adequate cash resources caused by deteriorating economic conditions in China which resulted in financial losses for our subsidiaries, which restricted our ability to transfer funds to our U.S. holding company.

Beginning in 2011 and continuing through 2013, the PRC government has pursued tightened fiscal policies in response to inflationary pressures. These policies have contributed to a general slowdown in many sectors of China’s economy including the industrial, residential and commercial markets which our subsidiaries serve. Many of our subsidiaries’ customers, the majority of whom are state-owned enterprises, have had difficulty in obtaining grants from the PRC government and have faced an extended bank loan application process, both of which are typically used to finance the purchase of our subsidiaries’ products. Accordingly, these policies have affected the sales of our subsidiaries’ products as customers have deferred bidding for new projects or abandoned existing projects. The result has been a marked decline in our subsidiaries’ revenues and profitability since 2011.

As we are a holding company with no material assets other than the ownership interests of our operating subsidiaries, we rely on dividends paid by our subsidiaries for our cash needs to pay our operating expenses. However, our subsidiaries in the PRC must comply with complex currency and capital transfer regulations to transfer capital outside of the PRC and restrictions imposed by their own respective Credit Agreement. PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in China. Based on PRC accounting standards, our PRC subsidiaries are also required to set aside at least 10% of net income after taxes each year to statutory surplus reserves until the cumulative amount of such reserves reaches 50% of registered capital. These reserves are not distributable as cash dividends.

As the profitability of our subsidiaries decreased, they were unable to pay dividends to us, and our cash balances decreased significantly, causing us to seek short-term financing.

Board of Directors Actions

Our Board of Directors, recognizing our cash flow, liquidity and cash resource issues, decided to restructure our management team and our Board of Directors and retained Nimbus Restructuring Manager LLC (“Nimbus”) to act as restructuring advisor. Our management team, Jun Wang, Xudong Wang and Wen Sha, resigned from their respective positions with the Company in order to focus their time and attention exclusively on the operations of our subsidiaries, and the Board of Directors elected Oliver Bialowons, an executive with significant restructuring experience, as a director and appointed him as President of the Company.

With the assistance of Nimbus, our Board of Directors also began to seek short term financing to immediately address our cash flow situation, until a more permanent solution could be developed, studied and approved.  We were informally approached by investment bankers, lawyers, M&A brokers and restructuring and other consultants proposing one form or another of advice or assistance. None of these approaches yielded a specific financing proposal.

Jun Wang, the Company’s former Chief Executive Officer, discussed the possibility with Nimbus that Mr. Wang lend us money on a short-term basis, and Nimbus formulated an initial proposal for a secured, revolving line of credit. After our Board of Directors discussed the proposal, and requested certain modifications to the initial proposal, the Board of Directors authorized, at its May 24-25 meeting, the negotiation of definitive agreements based on the modified initial proposal. On July 27, 2012, we entered into the Credit Agreement with Northtech.

Rationale for the Credit and Security Agreement

Our Board of Directors considered the Credit Agreement to be best and only available practical option at the time we needed immediate short term financing. Specifically, the Board discussed the fact that we lacked time and cash resources to support a search for credit or capital, and that any third party would have to conduct a lengthy due diligence process at the Company’s expense which may or may not result in funding. Northtech, whose principals are comprised of members of our former management team, including our former Chief Executive Officer, were already intimately familiar with the Company and its subsidiaries, and did not require a lengthy due diligence process prior to providing us with short term financing.

Further, the Board found the terms of the Credit Agreement to be favorable as compared to terms that are typically offered in holding company financing. The Agreement permits us to prepay the loan in the case more favorable terms are found, gives us the option to extend the maturity date of amounts drawn for up to an additional 36 months and provides us with the option to repay amounts drawn in either cash or restricted shares of our Common Stock. The Company also obtained a fairness opinion from an independent third party which concluded that the prices and terms of the Credit Agreement were fair to the Company.

Terms of Credit and Security Agreement

The following description of the Credit Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement and the First and Second Amendment.

Borrowings under the Credit Agreement are secured by our deposit accounts and general intangibles located in the United States, our trademarks in the PRC and 55% of our equity interests in each of our wholly- and directly-owned subsidiaries (the “Collateral”).

An origination fee of 4% of the Committed Amount was due to Northtech upon the signing of the Credit Agreement, and has been paid. Borrowings bear interest at a rate of 10% annually, payable quarterly, and amounts borrowed under the Credit Agreement initially matured on April 30, 2014 which was subsequently extended to January 31, 2015 by amendment. At our option, the maturity date of amounts borrowed under the Credit Agreement may be extended for up to four (4) successive nine-month periods in exchange for an extension fee of 4% of the Committed Amount for each extension. Generally, borrowings may be prepaid at any time without premium or penalty, provided however that if we prepay any amount due under the Credit Agreement from the proceeds of another instrument or agreement of indebtedness, we are required to pay a 10% prepayment fee.

All amounts due under the Credit Agreement may, at our option, be paid in either cash or restricted shares of our Common Stock. The number of restricted shares that may be issued would be determined by dividing the total amount payable by the average share price of our Common Stock at time the shares are issued. Under the terms of the Credit Agreement, average share price is defined as the average of the opening and closing prices of our Common Stock on a trading day, or the average of the bid and ask prices if our shares are not traded on such trading day, provided that in no event shall the average share price used for such calculation be lower than $0.40 or higher than $2.80 (the “Average Share Price”).

All amounts due under the Credit Agreement may, at our option, be paid in either cash or restricted shares of our common stock. The number of restricted shares that may be issued would be determined by dividing the total amount payable by the average share price of our common stock at time the shares are issued. Under the terms of the Credit Agreement, average share price is defined as the average of the opening and closing prices of our common stock on a trading day, or the average of the bid and ask prices if our shares are not traded on such trading day, provided that in no event shall the average share price used for such calculation be lower than $0.40 or higher than $2.80 (the “Average Share Price”).

In the event any shares are issued for the payment of obligations under the Credit Agreement, Northtech shall pay to us an amount equal to the number of share issued multiplied by the par value of such shares. All shares issued to Northech under the Credit Agreement shall be restricted from sale unless such sales occur under an effective registration statement or in a privately negotiated transaction that is exempt from registration, where the transferee agrees to the transfer restrictions. Further, we have the option to repurchase all shares issued to Northtech at a price equal to 150% of the Average Share Price on the date of issuance. The transfer restrictions and our repurchase option terminate on June 30, 2017, or in the event of a change in control of the Company.

The Credit Agreement contains representations and warranties by us relating to, among other things, our organization, the due authorization of the Credit Agreement and the shares that may be issued thereunder, the enforceability of the Credit Agreement, our title to the Collateral, and the accuracy of our filings with the Securities and Exchange Commission.

The Agreement also contains representations and warranties by Northtech relating to, among other things, its organization and the due authorization and enforceability of the Credit Agreement.

As long as amounts due under the Credit Agreement remain outstanding we have agreed to provide Northtech with our annual budget, to use any amounts drawn under the Credit Agreement solely for working capital purposes and to submit the Credit Agreement to our stockholders for approval. We have also agreed to, subject to the fiduciary duties of our Board of Directors, to conduct our business in the ordinary course consistent with past practices, maintain our current legal structure, and to refrain from selling or transferring our significant assets.

Borrowings made under the Credit Agreement are subject to certain conditions customary to such transactions, including, with the exception of initial borrowing, evidence to the satisfaction of Northtech that its security interest in the Collateral has been perfected.

In event of a default, including, among other things customary to such a transaction, our failure to pay any amounts when due, default in the performance of, or breach of any covenant in the Credit Agreement, a change in control, insolvency, an incorrect representation or warranty, any event or circumstance that Northtech believes in good faith will impair our ability to repay amounts due under the Credit Agreement, or if our stockholders do not approve the Credit Agreement submitted for their approval in this proxy statement, Northtech may declare all amounts due to be forthwith due and payable and may exercise its rights over the Collateral as a secured party. Specifically, Northtech may take possession of the Collateral without judicial process and shall have the right to sell, lease or otherwise dispose of the Collateral.

First Amendment to the Credit and Security Agreement

On December 21, 2012, we entered into the First Amendment to the Credit Agreement. The Amendment modified the definition of “Average Share Price” in the Credit Agreement to decrease the minimum and maximum values for the “Average Share Price,” from $1.00 to $0.50 and from $7.00 to $3.50, respectively.  The Amendment also increased the maximum line which may be borrowed under the Credit Agreement from $2,000,000 to $2,500,000, extended the maturity date for amounts borrowed from April 30, 2013 to April 30, 2014, and permitted the Company to use amounts borrowed to repurchase shares of its Common Stock.  Further, the Company increased its pledge of 35% of its equity interest in each of its wholly-, directly-owned subsidiaries as collateral for amounts borrowed to 55%.

Also under the terms of the First Amendment, and in accordance with Section 2.6 of the Credit Agreement, which permitted the Company to repay any of its obligations under the Credit Agreement in restricted shares of its Common Stock, the Company issued Northtech 1,300,000 restricted shares of the Company’s Common Stock as repayment of $1,300,000 of the $1,384,455 outstanding as of December 21, 2012, under the Credit Agreement.

Second Amendment to the Credit Agreement

On August 23, 2013, we entered into the Second Amendment to the Credit Agreement. The Second Amendment decreased the interest rate payable on borrowings under the Credit Agreement effective January 1, 2013, to 10% annually, compounded and payable quarterly, from 1.25% per month, payable monthly. We agreed to pay an amendment fee of 100,000 restricted shares of the Company’s Common Stock to Northtech. Concurrently with the Second Amendment, the Company secured Northtech’s consent to permit the Company to incur subordinated debt and to restructure the organization of its subsidiaries.

Third Amendment to the Credit Agreement

On July __, 2014 we entered into the Third Amendment to the Credit Agreement. The Third Amendment modified the definition of “Average Share Price” in the Credit Agreement to decrease the minimum and maximum values for the “Average Share Price,” by 20% each from $0.50 to $0.40 and from $3.50 to $2.80, respectively.  The Amendment also increased the maximum line which may be borrowed under the Credit Agreement from $2,500,000 to $3,250,000, and extended the maturity date for amounts borrowed from April 30, 2014 to January 31, 2015. We agreed to pay an amendment fee of 200,000 restricted shares of the Company’s Common Stock to Northtech valued at $0.50 per share.

The Board believes that the Third Amendment, by extending the maturity date of amounts borrowed and increasing the maximum line which can be borrowed under the Credit Agreement, is in the best interests of the Company and provided the Company with increased flexibility and additional time to search to repay amounts due under the Credit Agreement and to provide additional liquidity we require.

Required Vote

You may vote “FOR” or “AGAINST” the following resolution, or you may “ABSTAIN.” Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” Unless marked to the contrary, proxies received will be voted “FOR” ratification of the Credit Agreement Amendments.

Under the terms of the Amendment to the Credit Agreement we are required to submit the Amendment to our stockholders for approval.  If the Amendment to Credit Agreement is not approved it shall constitute an event of default under the Amendments to the Credit Agreement and all amounts currently outstanding under the Credit Agreement shall become immediately due and payable. In this event, the Board of Directors will seek to repay as much of the outstanding debt as possible and attempt to renegotiate the Amendments to Credit Agreement on new terms.

If the Amendment is not approved, all amounts drawn under the Credit Agreement shall become immediately due and payable.

Recommendation

The Board of Directors recommends a vote “FOR” the approval of the Amendments to the Credit Agreement.

Annex A

EQUITY INTEREST PURCHASE AGREEMENT

Party A:  Heat PHE, Inc., a corporation organized under the laws of the state of Nevada with principal offices at 1802 North Carson Street, Suite 212, Carson City NV 89701.

Party B: Hongjun Zhang, on behalf of all Buyers identified in the Buyers’ Response to RFP submitted to SmartHeat on September 10, 2013 (the “Buyers”).

This Equity Interest Purchase Agreement is executed on October 10, 2013 by and among the above parties (the “Agreement”). In this Agreement, each of Party A and Party B shall be referred to as a “Party,” and collectively, the “Parties.”

WHEREAS,

(1)	Party A is a corporation duly organized and validly existing under the laws of the state of Nevada and owns 100% of the equity interests of the following subsidiaries:

a.	SmartHeat Taiyu (Shenyang) Energy, incorporated in the People’s Republic of China (“Taiyu”);

b.	SmartHeat Siping Beifang Energy Technology Co., Ltd., incorporated in the People’s Republic of China (“Siping”);

c.	SmartHeat (Shenyang Energy Equipment) Co. Ltd., incorporated in the People’s Republic of China (“Shenyang”); and

(2)	Party A owns 51% of the equity interests of Hohot Ruicheng Technology Co., Ltd. (“Ruicheng”); and

(3)	Party A owns 46% of the equity interests of Urumchi XinRui Technology Limited Liability Company, incorporated in the People’s Republic of China (“XinRui”).

(4)	Taiyu, Siping, Shenyang, Ruicheng and XinRui are collectively referred to as the “Target Companies”

(5)	Party B is a group of individual citizens of the People’s Republic of China.

(6)
SmartHeat, Inc. is a corporation organized under the laws of the state of Nevada, with an address at 1802 North Carson Street, Suite 212, Carson City NV 89701 (“SmartHeat”), and owns 100% of the stock of  Heat PHE Inc., subject to liens incurred by SmartHeat pursuant to the Credit and Security Agreement between the Company and Northtech Holdings, Inc., dated July 27, 2012, as amended;

(7)
Northtech Holdings, Inc., has delivered a written consent permitting Party A to enter into this Agreement, waiving the lien Northtech Holdings Inc. owns on the Target Companies and permitting the consummation of the transactions contemplated hereby; and

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(8)	Party A desires to sell, and Party B desires to purchase, such percentages of Party A’s equity interests in the Target Companies on the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the representations, warranties, and agreements contained in this Agreement, the Parties hereto agree as follows:

1.           Equity Interest Purchase and Consideration

1.1. Party B hereby agrees to purchase, and Party A hereby agrees to sell and transfer to Party B, 40% of its legally owned equity interest in each (but not fewer than all) of the Target Companies to Party B prior to December 31, 2013 (the “Initial Closing Date”) for RMB 5,000,000, subject to the termination provisions set forth in paragraph 6 below.

1.2. Party B hereby agrees that Party A shall have an option, but not an obligation, in   the event of the sale in paragraph 1.1 hereof, to repurchase the equity interests in the Target Companies held by Party B for RMB 5,600,000, within 60 days of the Initial Closing Date, or February 28, 2014, whichever is later (the “Initial Option Expiration Date”).

1.3. In the event Party A chooses not to exercise the option granted to it in Paragraph 1.2 hereof, Party B shall then have the option to purchase an additional 40% of Party B’s legally owned equity interests in each (but not fewer than all) of the Target Companies (the “Second 40% Interest”) for RMB 6,000,000 within 30 days of the Initial Option Expiration Date or March 31, 2014, whichever is later (the “Second Option Expiration Date”).

1.3.1   In the event Party B exercises its option to purchase an additional 40% of Party A’s legally owned equity interests in each (but not fewer than all) of the Target Companies in accordance with paragraph 1.3 hereof; the Parties hereby agree that such sale and purchase shall be submitted to the stockholders of SmartHeat for their approval at the earliest possible date prior to the sale being consummated, and shall be conditioned upon approval by a majority of SmartHeat’s stockholders present and voting and receipt by the Board of the Fairness Opinion.

1.4. In the event Party B exercises the option granted to it in Paragraph 1.3 hereof, Party A has an option, but not the obligation, to require Party B to purchase the remaining 20% of Party A’s legally owned equity interests in each (but not fewer than all) of the Target Companies for RMB 2,500,000 either at or within 120 days of the Second Option Expiration Date. Should Party A exercise the option granted to it under this Paragraph 1.4, the Parties intend for Party B to be legally bound to purchase the remaining 20% of Party A’s legally owned interest in the Target Companies.

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2.           Change of Registration

2.1. The Parties hereby agree that Party A shall direct the Target Companies to file the   applicable registration change in the State Administration for Industry and Commerce in the People’s Republic of China as equity interests in the Target Companies are sold and transferred by Party A and purchased and assumed by Party B to carry out the intent of this Agreement.

2.2. The cost related to the registration change with the People’s Republic of China shall be undertaken by the Target Companies. The taxes incurred from the transfer of the equity interests shall be under by each tax obligor, respectively.

3.           Representations and Warranties

3.1. Party A represents and warrants to the following:

3.1.1 Party A is selling the equity interests in the Target Companies “as is” and makes no other representations, warranties or covenants, except as expressly provided in this Agreement.

3.1.2 Party A has good and marketable title to the equity interests of the Target Companies owned by Party A, free and clear of all encumbrances, subject to liens incurred by SmartHeat pursuant to the Credit and Security Agreement between the Company and Northtech Holdings, Inc., dated July 27, 2012, as amended, and subject to any transfer requirements in the People’s Republic of China.

3.1.3 Party A is duly organized and validly existing under the laws of the State of Nevada, and the Target Companies are registered under the proper governmental authorities as required under the laws of the People’s Republic of China.

3.1.4 Party A has the full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder.

3.1.5 The execution and performance of this Agreement shall not breach any other signed material contract or Agreement to which Party A is a party.

3.1.6 The representative who has executed this Agreement on behalf of Party A has been duly authorized to execute this Agreement.

3.2. Party B represents and warrants to the following:

3.2.1 Party B is a group of individual citizens of the People’s Republic of China.

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3.2.2 Party B has the full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder.

3.2.3 The execution of this Agreement shall not breach any other signed material contract or Agreement to which Party B is a party.

3.2.4 The representative of Party B who has executed this Agreement has been duly authorized to execute this Agreement.

3.2.5 Party B has been given full opportunity to review all documents requested by Party B to evaluate this transaction and acknowledges that it has been given sufficient information to make its investment decision in the Target Companies.  Party B acknowledges that the sale of the Target Companies is “as is.”

4.           Closing

4.1  The Closings hereunder (each a “Closing”) shall take place electronically, or at such other place or by such other means as agreed by the Parties.  At each Closing, Party A shall deliver to Party B evidence of the transfer of the specified equity interest in the Target Companies and Party B shall deliver to Party A’s China subsidiary, SmartHeat Heat Exchange Equipment Co. Ltd., the consideration by wire transfer of immediately available funds.

4.2  In the event Party B exercises its option to repurchase the 40% equity interest in the Target Companies in accordance with paragraph 1.2 hereof, the Closing for such repurchase shall take place electronically, or at such other place or by such other means as agreed by the Parties. At the Closing in accordance with this paragraph 4.2, Party B shall deliver to Party A evidence of the transfer of the 40% equity interest in the Target Companies back to Party A and Party A shall deliver to Party B the consideration therefor by wire transfer of immediately available funds.

5.           Notices and Delivery

5.1  The Parties acknowledge, any notice and other correspondence concerning this Agreement (“Notice”) shall be made in writing and shall be (a) personally delivered, or (b) sent by overnight courier and transmitted electronically, in each case addressed or emailed to the Party to whom notice is being given at its address set forth in the Preamble to this Agreement, or as to each Party, at such other address or e-mail as may hereafter be designated by such Party in a written notice to the other Party complying as to the delivery with the terms of this paragraph 5.1.  All such notices, requests, demands and other communications shall be deemed to have been given on (a) the date received if personally delivered, or (b) the date sent if sent by overnight courier and e-mail.

6.           Amendment, Termination and Transfer of this Agreement

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6.1 Any amendment or modification to this Agreement is required to be approved and negotiated by all Parties and shall only be effective by way of a written agreement executed by the Parties.

6.2 This Agreement may be terminated:

6.2.1 At any time prior to the Initial Closing Date, by mutual agreement between Party A and Party B;

6.2.2 Unilaterally by Party A at any time by payment to Party B of RMB 600,000 (the “Break-Up Fee”).

6.2.3   Unilaterally by Party B in the event the stockholders of SmartHeat fail to approve the purchase of an additional 40% of Party A’s legally owned equity interests in the Target Companies in accordance with paragraph 1.3.1.

6.2.4 By a non-breaching Party, in the event a Party breaches this Agreement, and such breach shall not be corrected within thirty days of written notice of the breach sent by the non-breaching Party.

6.2.5 If the transactions contemplated by this Agreement cannot be consummated as consequence of a force majure event.

6.3  Any Party seeking to terminate this Agreement shall provide written notice of the termination to the other Party, which termination shall become effective upon receipt of the other Party of the written notice.

6.4 The Break-Up Fee provided for in Section 6.2.2 of this Agreement shall be the sole and exclusive remedy for Party B in the event of a termination in accordance with 6.2.2.

6.5 The Parties agree not to transfer any or all of their obligations under this Agreement without the written agreement of the non-transferring Party.

7.             Dispute Resolution

7.1 This Agreement shall be governed by and construed under the internal laws of the People’s Republic of China.

7.2 This Agreement shall be governed by procedures other than litigation for settling all claims and disputes under the method set forth below:

7.2.1 The Parties agree to attempt in good faith to settle any dispute arising under or relating to this Agreement by mediation before the Hong Kong International Arbitration Centre (HKIAC) under the then-current version of HKIAC’s Commercial Mediation Rules. The place of mediation shall be in Hong Kong and three mediators shall be appointed, one by Party A, one by Party B, and one who shall be selected by the Parties mutual agreement.

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7.2.2 If the mediation is abandoned by the mediator or is otherwise concluded without the dispute being resolved, the parties may, at their option refer the dispute to arbitration at HKIAC in accordance with its then-current International Arbitration Rules.

8.             Miscellaneous

8.1Taxes and expenses incurred by the transactions contemplated by this Agreement shall be borne by the Parties in accordance with their respective obligations, unless otherwise provided. The tax related to the change of registration shall be borne by the Target Companies.

8.2 This Agreement shall not be modified or altered except in a writing executed by both of the Parties. For matters outside of this Agreement, the Parties shall sign a supplemental agreement. The supplemental agreement, together with this Agreement, shall constitute the entire Agreement and have the same legal effect.

8.3 This Agreement shall be effective immediately upon the execution by the Parties. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same instrument.

8.4 Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

8.5 Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

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PARTY A:

HEAT PHE INC.

/s/ Oliver Bialowons
Name: Oliver Bialowons
Title: President

PARTY B:

/s/ Hongjun Zhang
Name: Hongjun Zhang, on behalf of all Buyers

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Annex B

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 For the quarterly period ended March 31, 2014
OR
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: 001-34246

SMARTHEAT INC.
(Exact name of registrant as specified in its charter)

Nevada	98-0514768
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China	110141
(Address of principal executive offices)	(Zip Code)

+86 (24) 2519-7699
(Registrant’s telephone number, including area code)

Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the last 90 days.
YES  ☐ NO  ☒

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
YES  ☐    NO  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer, “accelerated filer,” “non-accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒
(do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
YES  ☐   NO  ☒

As of June 17, 2014, there were 6,583,399 shares of common stock outstanding.

SmartHeat Inc.

NOTE ABOUT FORWARD-LOOKING STATEMENTS AND OTHER INFORMATION

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which include, but are not limited to, statements concerning our projected revenues, expenses, gross profit and income, mix of revenue, demand for our products, the benefits and potential applications for our products, the need for additional capital, our ability to obtain and successfully perform additional new contract awards and the related funding and profitability of such awards, the competitive nature of our business and markets and product qualification requirements of our customers. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by us. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “potential,” “believes,” “seeks,” “hopes,” “estimates,” “should,” “may,” “will,” “with a view to” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Such factors include, but are not limited to the following:

•	our goals and strategies;
•	our expansion plans;
•	our future business development, financial conditions and results of operations;
•	the expected growth of the market for PHE products, heat meters and heat pumps in our target markets;
•	our expectations regarding demand for our products;
•	our expectations regarding keeping and strengthening our relationships with key customers;
•	our ability to stay abreast of market trends and technological advances;
•	our ability to protect our intellectual property rights effectively and not infringe on the intellectual property rights of others;
•	our ability to attract and retain quality employees;
•	our ability to pursue strategic acquisitions and alliances;
•	competition in our industry in China;
•	general economic and business conditions in the regions in which we sell our products;
•	relevant government policies and regulations relating to our industry; and
•	market acceptance of our products.

Additionally, this report contains statistical data that we obtained from various publicly available government publications and industry-specific third party reports. Statistical data in these publications also include projections based on a number of assumptions. The markets for PHEs, PHE Units, heat meters and heat pumps may not grow at the rates projected by market data, or at all. The failure of these markets to grow at the projected rates may have a material adverse effect on our business and the market price of our common stock. In addition, the changing nature of our customers’ industries results in uncertainties in any projections or estimates relating to the growth prospects or future condition of our markets. Furthermore, if any one or more of the assumptions underlying the market data is later found to be incorrect, actual results may differ from the projections based on these assumptions.

Unless otherwise indicated, information in this report concerning economic conditions and our industry is based on information from independent industry analysts and publications, as well as our estimates. Except where otherwise noted, our estimates are derived from publicly available information released by third party sources, as well as data from our internal research, and are based on such data and our knowledge of our industry, which we believe to be reasonable. None of the market data from independent industry publications cited in this report was prepared on our or our affiliates’ behalf.

Additional information on the various risks and uncertainties potentially affecting our operating results are discussed in this report and other documents we file with the Securities and Exchange Commission, or the SEC, or available upon written request to our corporate secretary at: A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on these forward-looking statements.

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As used in this report, “SmartHeat,” “Company,” “we,” “our” and similar terms refer to SmartHeat Inc. and its subsidiaries, unless the context indicates otherwise.

Our functional currency is the U.S. Dollar, or USD, while the functional currency of our subsidiaries in China are denominated in Chinese Yuan Renminbi, or RMB, the national currency of the People’s Republic of China, which we refer to as the PRC or China, and the functional currency of our subsidiary in Germany is denominated in Euros, or EUR. The functional currencies of our foreign operations are translated into USD for balance sheet accounts using the current exchange rates in effect as of the balance sheet date and for revenue and expense accounts using the average exchange rate during the fiscal year. See Note 2 of the consolidated financial statements included herein.

Effective February 7, 2012, we implemented a one-for-ten reverse stock split of our common stock. Unless otherwise indicated, all share amounts and per share prices in this report were retroactively adjusted to reflect the effect of this reverse stock split. See Note 1 of the consolidated financial statements included herein.

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PART I. FINANCIAL INFORMATION
Item 1. Financial Statements
SMARTHEAT INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	March 31, 2014	December 31, 2013
	(UNAUDITED)
ASSETS

CURRENT ASSETS
Cash & equivalents	$8,411,143	$13,602,399
Restricted cash	1,455,554	2,458,758
Accounts receivable, net	2,054,887	12,167,565
Retentions receivable, net	4,023,150	4,202,109
Advances to suppliers, net	3,718,489	6,584,833
Other receivables (net), prepayments and deposits	2,132,253	2,644,522
Inventories, net	56,949,501	56,324,363
Taxes receivable	767,231	989,635
Notes receivable - bank acceptances	2,000,770	2,759,251

Total current assets	81,512,978	101,733,434

NONCURRENT ASSETS
Long term investment	931,216	934,805
Restricted cash	249,744	135,926
Retentions receivable	-	237,882
Advance for equipment purchase	1,242,074	-
Construction in progress	1,326,234	1,340,905
Property and equipment, net	9,761,183	10,185,160
Intangible assets, net	14,590,363	14,885,623

Total noncurrent assets	28,100,814	27,720,301

TOTAL ASSETS	$109,613,792	$129,453,735

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$6,778,423	$6,683,860
Advance from customers	2,093,647	2,630,061
Taxes payable	16,965	197,078
Accrued liabilities and other payables	17,415,851	17,215,006
Notes payable - bank acceptances	1,550,872	2,590,025
Loans payable	20,110,039	24,462,299

Total current liabilities	47,965,797	53,778,329

CREDIT LINE PAYABLE	1,749,335	1,396,378

LONG-TERM LOAN	2,113,100	2,132,231

DEFERRED TAX LIABILITY	2,951	17,177

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value; 75,000,000 shares authorized, 6,133,399 shares issued and outstanding as of March 31, 2014 and December 31, 2013	6,133	6,133
Paid-in capital	81,901,266	81,901,266
Shares to be issued	37,500	-
Statutory reserve	5,389,057	5,389,057
Accumulated other comprehensive income	8,428,963	8,991,269
Accumulated deficit	(61,067,784)	(51,991,839)

Total Company stockholders' equity	34,695,135	44,295,886

NONCONTROLLING INTEREST	23,087,474	27,833,734

TOTAL EQUITY	57,782,609	72,129,620

TOTAL LIABILITIES AND EQUITY	$109,613,792	$129,453,735

The accompanying notes are an integral part of these consolidated financial statements.

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SMARTHEAT INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(UNAUDITED)

	THREE MONTHS ENDED MARCH 31,
	2014	2013
	(UNAUDITED)

Net sales	$4,959,966	$6,168,431
Cost of goods sold	5,363,957	8,945,191

Gross loss	(403,991)	(2,776,760)

Operating expenses
Selling	1,566,511	1,695,942
General and administrative	2,914,327	2,336,643
Provision for bad debts	8,749,275	4,763,074
Provision for advance to supplier	74,790	1,240,679

Total operating expenses	13,304,903	10,036,338

Loss from operations	(13,708,894)	(12,813,098)

Non-operating income (expenses)
Investment (loss) income	(3,609)	561
Interest income	27,683	15,390
Interest expense	(369,142)	(343,811)
Financial expense	(52,136)	(62,899)
Foreign exchange transaction gain	3,399	2,499
Other income, net	241,751	310,298

Total non-operating expenses, net	(152,054)	(77,962)

Loss before income tax	(13,860,948)	(12,891,060)
Income tax benefit	(14,536)	(22,444)

Net loss before noncontrolling interest	(13,846,412)	(12,868,616)
Less: Loss attributable to noncontrolling interest	(4,770,467)	(44,742)

Net loss to SmartHeat Inc.	(9,075,945)	(12,823,874)

Other comprehensive item
Foreign currency translation gain (loss) attributable to SmartHeat Inc.	(562,306)	188,517

Foreign currency translation gain attributable to noncontrolling interest	24,207	2,732

Comprehensive loss attributable to SmartHeat Inc.	$(9,638,251)	$(12,635,357)

Comprehensive loss attributable to noncontrolling interest	$(4,746,260)	$(42,010)

Basic and diluted weighted average shares outstanding	6,147,288	5,733,399

Basic and diluted loss per share	$(1.48)	$(2.24)

The accompanying notes are an integral part of these consolidated financial statements.

4

SMARTHEAT INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	THREE MONTHS ENDED MARCH 31,
	2014	2013
	(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Loss including noncontrolling interest	$(13,846,412)	$(12,868,616)
Adjustments to reconcile loss including noncontrolling interest to net cash used in operating activities:
Investment (income) loss	3,609	(561)
Depreciation and amortization	557,678	523,793
Provision for bad debts	8,749,275	4,763,074
Provision for inventory impairment	1,042,792	4,930,764
Provision for advance to suppliers	74,790	1,240,679
Changes in warranty reserves	(3,482)	10,627
Stock based compensation for shares to be issued to officers and director	37,500	-
Changes in deferred tax	(14,150)	(22,689)
(Increase) decrease in assets and liabilities:
Accounts receivable	2,503,638	6,921,548
Retentions receivable	379,104	(477,454)
Advances to suppliers	3,795,413	941,871
Other receivables, prepayments and deposits	(1,788,106)	(243,164)
Inventories	(2,173,250)	(7,127,116)
Taxes receivable	36,344	(2,031,312)
Accounts payable	(867,395)	684,949
Advance from customers	(3,493,608)	877,244
Accrued liabilities and other payables	3,253,161	35,237

Net cash used in operating activities	(1,753,099)	(1,841,126)

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in restricted cash	870,932	(247,156)
Acquisition of property & equipment	(10,260)	(257,492)
Notes receivable	737,813	266,004
Advance for equipment purchase	(1,248,997)	-

Net cash provided by (used in) investing activities	349,488	(238,644)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loans	7,178,649	22,821,303
Repayment on short-term loans	(11,334,454)	(24,281,277)
Credit line payable	450,000	300,000

Net cash used in financing activities	(3,705,805)	(1,159,974)

EFFECT OF EXCHANGE RATE CHANGE ON CASH & EQUIVALENTS	(81,840)	(32,444)

NET DECREASE IN CASH & EQUIVALENTS	(5,191,256)	(3,272,188)

CASH & EQUIVALENTS, BEGINNING OF PERIOD	13,602,399	18,336,163

CASH & EQUIVALENTS, END OF PERIOD	$8,411,143	$15,063,975

Supplemental cash flow data:
Income tax paid	$12,772	$589,065
Interest paid	$430,154	$340,139

The accompanying notes are an integral part of these consolidated financial statements.

5

SMARTHEAT INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2014 (UNAUDITED) AND DECEMBER 31, 2013

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

SmartHeat Inc., formerly known as Pacific Goldrim Resources, Inc. (the “Company” or “SmartHeat”), was incorporated on August 4, 2006, in the State of Nevada. The Company, through its operating subsidiaries in China and Germany, designs, manufactures, sells and services plate heat exchangers (“PHEs”), PHE Units, which combine PHEs with various pumps, temperature sensors, valves and automated control systems, heat meters and heat pumps for use in commercial and residential buildings.

On August 23 2013, the Company formed two new wholly-owned subsidiaries in the State of Nevada, Heat HP Inc., and HEAT PHE Inc.  On August 23, 2013, SmartHeat Inc., the Company’s United States parent company entered into Assignment Agreements with Heat HP Inc. and Heat PHE Inc., respectively. Under the Assignment Agreements, the Company agreed to transfer 100% of its right, title and interest in certain subsidiaries to Heat HP Inc. and Heat PHE Inc. The reorganization was performed so the Company’s subsidiaries would be organized along their respective operating segments with Heat HP holding those subsidiaries that operated in the heat pumps and related products segment and Heat PHE holding those subsidiaries that operated in the plate heating equipment, meters and related products segment.

After the assignment, Heat HP Inc. owned 100% of SmartHeat (China) Investment Co., Ltd. (“SmartHeat Investment”), SmartHeat (Shanghai) Trading Co., Ltd. (“SmartHeat Trading”), Beijing SmartHeat Jinhui Energy Technology Co., Ltd. (“Jinhui”), SmartHeat Deutschland GmbH (“SmartHeat Germany”), and 98.8% of SmartHeat (Shenyang) Heat Pump Technology Co., Ltd. (“SmartHeat Pump”).

After the assignment, Heat PHE Inc. owned 100% of SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd. (“Taiyu”), SanDeKe Co., Ltd., (“SanDeKe”), SmartHeat Siping Beifang Energy Technology Co., Ltd. (“SmartHeat Siping”), SmartHeat (Shenyang) Energy Equipment Co., Ltd. (“SmartHeat Energy”), and 51% of Hohhot Ruicheng Technology Co., Ltd. (“Ruicheng”).

On August 23, 2013, the Company entered into a Stock Pledge Agreement with Northtech Holdings Inc. (“Northtech”).  The Company agreed to deliver shares certificates to Northtech representing 55% of Heat HP Inc. and Heat PHE Inc. to perfect the security interest in each of the Company’s directly and wholly-owned subsidiaries granted to Northtech as collateral security for all of the obligations of the Company owed to Northtech.

In December 2013, SmartHeat US parent incorporated SmartHeat Heat Exchange Equipment Co. (“Heat Exchange”) in China with register capital of $3.00 million for manufacturing and sale of PHE and PHE related products.

On December 30, 2013, the Company, closed the transaction contemplated by the Equity Interest Purchase Agreement dated October 10, 2013, whereby the buyers purchased 40% of the Company’s equity interests in the following PHE segment subsidiaries: SmartHeat Taiyu (Shenyang) Energy; SmartHeat Siping Beifang Energy Technology Co., Ltd.; SmartHeat (Shenyang Energy Equipment) Co. Ltd.; Hohot Ruicheng Technology Co., Ltd.; and Urumchi XinRui Technology Limited Liability Company (collectively, the “Target Companies”). The purchase price was RMB 5,000,000. Urumchi XinRui Technology Limited Liability Company (“XinRui”) was 46% owned by SmartHeat US parent company prior to 40% equity interest sell.

The Company retained an option to repurchase the equity interests of the Target Companies from the buyers at a purchase price of RMB 5,600,000 which terminated on February 28, 2014.  On March 27, 2014 the buyers exercised their option to purchase an additional 40% equity interest in the Target Companies for an additional purchase price of RMB 6,000,000. The Company will seek the approval of its shareholders prior to completing the sale. In the event such approval is not obtained, the buyers may terminate the Equity Interest Purchase Agreement. Should the buyers exercise their option to purchase the additional 40% equity interest and the Company’s shareholders approve the sale, the Company has the option to require the buyers to purchase the remaining 20% equity interest for a purchase price of RMB 2,500,000.  The closing of transaction will be scheduled to occur after satisfaction of the conditions set forth in the Equity Interest Purchase Agreement, including, without limitation, approval of the transaction by a majority of the Company's shareholders entitled to vote.

The buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajuan Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively.  Huajuan Ai, Wen Sha, Jun Wang and Xudong Wang are also principals in Northtech Holdings Inc.

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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

The consolidated interim financial information as of March 31, 2014 and for the three months ended March 31, 2014 and 2013, were prepared without audit, pursuant to the rules and regulations of the SEC (“Security and Exchange Commission”). Certain information and footnote disclosures normally included in consolidated financial statements prepared in accordance with U.S. GAAP are not included. The interim consolidated financial information should be read in conjunction with the financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, previously filed with the SEC.
In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present a fair statement of the Company’s consolidated financial position as of March 31, 2014, its consolidated results of operations and cash flows for the three months ended March 31, 2014 and 2013, as applicable, were made. The interim results of operations are not necessarily indicative of the operating results for the full fiscal year or any future periods.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of SmartHeat’s U.S. parent, its subsidiaries Heat HP and Heat PHE, and their subsidiaries Taiyu, SanDeKe, SmartHeat Siping, Jinhui, SmartHeat Investment, SmartHeat Shenyang Energy, SmartHeat Trading, Ruicheng, SmartHeat Germany, SmartHeat Shenyang Heat Pump, and Heat Exchange, which are collectively referred to as the “Company.” All significant intercompany accounts and transactions were eliminated in consolidation. After the sale of 40% equity interest of Taiyu, Siping, Shenyang Energy, Ruicheng and Xinrui (See Note 9) on December 30, 2013, the Company now owns 60% of Taiyu, Siping and Shenyang Energy, and 30.6% of Ruicheng, which is accounted for under the equity method of accounting .

Equity Method Investee

Prior to the sale of 40% equity interest of Taiyu, Siping, Shenyang Energy, Ruicheng and Xinrui, the Company owned 46% of XinRui and accounts for this investment under the equity method of accounting (ASC 323-30). The Company recorded its investment at original cost. This investment increased with income and decreased for dividends and losses that accrued to the Company. After 40% equity interest sale on December 30, 2013, the Company now owns 30.6% of Ruicheng (See Note 9) and 27.6% of XinRui, which are accounted for under the equity method of accounting.

Use of Estimates

In preparing the financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates, required by management, include the recoverability of long-lived assets, allowance for doubtful accounts and the reserve for obsolete and slow-moving inventories. Actual results could differ from those estimates.

Cash and Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  As of March 31, 2014 and December 31, 2013, the Company maintained restricted cash deposit in several bank accounts for the purposes described below.

	2014	2013
	(In millions)
Support of performance guarantee	$0.66	$1.16
Support of bank acceptance	0.78	1.29
Support of letter of credit	0.02	0.01
Total restricted cash - current	$1.46	$2.46
Performance guarantee -- noncurrent	$0.25	$0.14

7

The following table presents in U.S. dollars (“USD”) the amount of cash and equivalents held by the Company as of March 31, 2014 and December 31, 2013, based on the jurisdiction of deposit. The Company’s U.S. parent holds cash and equivalents in U.S. bank accounts denominated in USD.

	United States	China	Germany	Total
March 31, 2014	$452,950	$6,764,771	$1,193,422	$8,411,143
December 31, 2013	$251,461	$11,326,282	$2,024,656	$13,602,399

Accounts and Retentions Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Based on historical collection activity, the Company had allowances of $55.33 million and $48.25 million at March 31, 2014 and December 31, 2013, respectively.

At March 31, 2014 and December 31, 2013, the Company had retentions receivable from customers for product quality assurance of $4.02 and $4.44 million, respectively. The retention rate varies from 5% to 20% of the sales price with variable terms from 3 to 24 months depending on the shipping date, and for PHE Units, the customer acceptance date, of the products and the number of heating seasons that the warranty period covers. The Company had allowances of $0.18 million and $0 at March 31, 2014 and December 31, 2013, respectively.

Accounts receivable is net of unearned interest of $26,416 and $26,655 at March 31, 2014 and December 31, 2013, respectively. Unearned interest is imputed interest on accounts receivable with due dates over 1 year from the invoice date discounted at the Company’s borrowing rate of 6.15% at December 31, 2012. The Company did not record additional unearned interest after December 31, 2012 due to no long-term accounts receivable.

Bad Debt Allowance

The Company records approximately 50% of accounts receivable aged over 180 days from the payment due date and 100% accounts receivable aged over 360 days from the payment due date as bad debt allowance.  Management of the Company’s subsidiaries further analyzes each individual customer for which it was taken a bad debt allowance to further assess the likelihood of collectability.  Customers which are either state-owned or have a history of support from the state, or larger companies with long operating histories, that management of the Company’s subsidiaries believe the chance of non-payment will be remote, are excluded for the purpose of calculating bad debt allowance.

Advance to Suppliers

The Company makes advances to certain vendors to purchase raw material and equipment for production. The advances are interest-free and unsecured.

Inventories

Inventories are valued at the lower of cost or market, with cost determined on a moving weighted-average basis. The difference is recorded as a cost of goods sold, if the current market value is lower than their historical cost.  In addition, the Company makes an inventory impairment provision analysis at each period end for inventory held over 360 days. Cost of work in progress and finished goods comprises direct material, direct labor and an allocated portion of production overheads.

Certain raw materials, such as stainless steel products, plates, shims, gaskets, and pump valves, require longer than normal procurement periods, or “lead times,” with some procurement periods running longer than six months. To guarantee availability of raw materials for production and sales, the Company’s subsidiaries, based on historical sale patterns, estimate and purchase material for the upcoming period.

8

As part of inventory impairment analysis, the Company performs an evaluation of raw materials stored over one year and not anticipated to be consumed, and an evaluation of potential impairment to the quality of these raw materials. If management anticipates that obsolete raw materials in inventory can be utilized and will be consumed within the next six months through new customer orders or substitute orders, no impairment is recorded. The Company collects information about delayed and canceled contracts and met with affected customers to discuss their financing situation and their projections of future orders. Finished goods manufactured for delayed and canceled contracts that the Company does not expect to be reinstated and contracts for which the Company has been unable to find substitute customers become impaired.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method with a 10% salvage value and estimated lives as follows:

Buildings	20 years
Vehicles	5 years
Office equipment	5 years
Production equipment	5-10 years

Land Use Rights

Right to use land is stated at cost less accumulated amortization. Amortization is provided using the straight-line method over 50 years.

Warranties

The Company offers to all customers standard warranties on its products for one or two heating seasons depending on the terms negotiated. The Company accrues for warranty costs based on estimates of the costs that may be incurred under its warranty obligations. The warranty expense and related accrual is included in the Company’s selling expenses and other payables respectively, and is recorded when revenue is recognized. Factors that affect the Company’s warranty liability include the number of units sold, its estimates of anticipated rates of warranty claims, costs per claim and estimated support labor costs and the associated overhead. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

Activity in the Company’s warranty reserve from January 1, 2013, to March 31, 2014, is as follows:

	2014	2013
Beginning balance	$472,558	$517,076
Provisions	406,625	331,989
Actual costs incurred	(175,030)	(376,507)
Ending balance in current liabilities (Note 13)	$704,153	$472,558

Research and Development Costs

Research and development (“R&D”) costs are expensed as incurred and included in general and administrative expenses. These costs primarily consist of cost of materials used, salaries paid for the Company’s development department and fees paid to third parties. R&D costs for the three months ended March 31, 2014 and 2013, were $157,371 and $122,437, respectively.

9

Revenue Recognition

The Company’s revenue recognition policies comply with SEC Staff Accounting Bulletin (“SAB”) 104 (codified in FASB ASC Topic 605). Sales revenue is recognized when PHEs, heat meters and heat pumps are delivered, and for PHE Units when customer acceptance occurs, the price is fixed or determinable, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition met are recorded as unearned revenue under “Advance from customers.”

The Company’s sales generally provide for 30% of the purchase price on placement of an order, 30% on delivery, 30% upon installation and acceptance of the equipment after customer testing and 10% no later than the termination of the standard warranty period, which ranges from 3 to 24 months from the acceptance date.

Due to the slowdown of the Chinese economy and tightened monetary policy, and to attract and retain customers, the Company’s subsidiaries adjusted their contract and payment terms to permit more flexible and longer payment terms.

Sales revenue is the invoiced value of goods, net of value-added tax (“VAT”). All of the Company’s products sold in the PRC are subject to a VAT of 17% of gross sales price. This VAT may be offset by the VAT paid by the Company on raw materials and other materials purchased in China and included in the cost of producing the Company’s finished product. The Company recorded VAT payable and VAT receivable net of payments in the financial statements. The Company files VAT tax returns on line with PRC tax authorities and offsets the payables against the receivables. SmartHeat Germany, the Company’s German subsidiary, is subject to 19% VAT.

Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government. VAT taxes are not affected by the income tax holiday.

Sales returns and allowances were $0 for the three months ended March 31, 2014 and 2013. The Company does not provide a right of return, price protection or any other concessions to its customers.

The Company provides a standard warranty to all customers, which is not considered an additional service; rather, an integral part of the product’s sale. The Company believes the existence of its standard product warranty in a sales contract does not constitute a deliverable in the arrangement and thus there is no need to apply the EITF 00-21 (codified in FASB ASC Topic 605-25) separation and allocation model for a multiple deliverable arrangement. SFAS 5 (codified in FASB ASC Topic 450) specifically addresses the accounting for standard warranties and neither SAB 104 nor EITF 00-21 supersedes SFAS 5. The Company believes that accounting for its standard warranty pursuant to SFAS 5 does not impact revenue recognition because the cost of honoring the warranty can be reliably estimated.

The Company charges for after-sales services provided after the expiration of the warranty period, with after-sales services mainly consisting of cleaning PHEs and repairing and exchanging parts. The Company recognizes such revenue when the service is provided. For the three months ended March 31, 2014 and 2013, revenue from after-sales services after the expiration of the warranty period was $46,244 and $81,630, respectively, which was recorded in other income.

Cost of Goods Sold

Cost of goods sold (“COGS”) consists primarily of material costs and direct labor and manufacturing overhead that are directly attributable to the products. Write-down of inventories to the lower of cost or market is also recorded in COGS.  Company also records inventory reserve for inventories aging over 360 days to COGS.

Advance from Customers

The Company records payments received from customers in advance of their orders to advance account. These orders normally are delivered within a reasonable period of time based upon contract terms and customer demand.

10

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” codified in FASB ASC Topic 230, cash flows from the Company’s operations are calculated based upon the local currencies. As a result, amounts shown on the statement of cash flows may not necessarily agree with changes in the corresponding asset and liability on the balance sheet.

Basic and Diluted Earnings (Loss) per Share (EPS)

Basic EPS is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS is computed similarly, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Diluted EPS are based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to have been exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Basic and diluted shares outstanding are the same for the three months ended March 31, 2014 and 2013, because the common stock equivalent of the convertible securities outstanding, consisting of unexercised options issued to the Company’s directors and an officer, are anti-dilutive and, accordingly, were excluded from the computation of diluted loss per share. At March 31, 2014 and December 31, 2013, options to purchase 2,500 shares of common stock were outstanding and exercisable, respectively.

Foreign Currency Translation and Comprehensive Income (Loss)

The accounts of the U.S. parent company are maintained in USD. The functional currency of the Company’s China subsidiaries is the Chinese Yuan Renminbi (“RMB”) and the functional currency of SmartHeat Germany, the Company’s subsidiary in Germany, is the Euro (“EUR”). The accounts of the China subsidiaries and German subsidiary were translated into USD in accordance with SFAS No. 52, “Foreign Currency Translation” (codified in FASB ASC Topic 830). According to SFAS No. 52, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholders’ equity was translated at the historical rates and statement of operations items were translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” (codified in FASB ASC Topic 220).

The RMB to USD exchange rates and EUR to USD exchange rates in effect as of March 31, 2014 and December 31, 2013, and the average exchange rates for the three months ended March 31, 2014 and 2013 are as following.  The exchange rates used in translation from RMB to USD were published by State Administration of Foreign Exchange of the People’s Republic of China (“SAFE”). The exchange rates used in translation from EUR to USD were published by OANDA Rates.

	Average Exchange Rate		Balance Sheet Date
	For the Three Months Ended		Exchange Rate
	3/31/14	3/31/13	3/31/14	12/31/13
RMB - USD	6.1180	6.2785	6.1521	6.0969

EUR - USD	0.7298	0.7572	0.7272	0.7263

Segment Reporting

FASB ASC Topic 280, Disclosures about Segments of an Enterprise and Related Information, requires use of the “management approach” model for segment reporting.  The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance.  Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

11

The Company has two operating segments: 1) plate heating equipment, meters and related products; and 2) heat pumps and related products.   These operating segments were determined based on the nature of the products offered.  Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker in deciding how to allocate resources and in assessing performance.  The Company's chief executive officer and acting chief accountant were identified as the chief operating decision makers.  The Company’s chief operating decision makers direct the allocation of resources to operating segments based on the profitability, cash flows, and other measurement factors of each respective segment.  Historically they were not segmented because the heat pump business was relatively small compared to the plate heating business and both businesses reported to the same executives; however, the Company’s Board and senior management determined that it is useful and efficient to analyze and manage these businesses separately starting from 2013.

The Company evaluates performance based on several factors, of which the primary financial measure is business segment income before taxes. The following table shows the operations of the Company's reportable segments for the three months ended March 31, 2014 and 2013, and as of March 31, 2014 and December 31, 2013, respectively.

	Three Months Ended March 31,
	2014	2013

Revenue from unaffiliated customers:
Plate heating, meters and related	$4,385,142	$5,671,793
Heat pumps and related	574,824	496,638
Consolidated	4,959,966	6,168,431
Loss from operations:
Plate heating, meters and related	(12,049,483)	(11,397,442)
Heat pumps and related	(1,132,584)	(1,242,462)
Corporation	(526,827)	(173,194)
Consolidated	(13,708,894)	(12,813,098)
Net loss:
Plate heating, meters and related	(12,196,826)	(11,582,874)
Heat pumps and related	(1,065,777)	(1,071,012)
Corporation	(583,809)	(214,730)
Consolidated	(13,846,412)	(12,868,616)
Depreciation and amortization:
Plate heating, meters and related	390,163	382,667
Heat pumps and related	127,856	122,981
Corporation	39,659	18,145
Consolidated	557,678	523,793
Total assets:
Plate heating, meters and related	109,992,610	127,649,910
Heat pumps and related	42,564,849	13,674,622
Corporation	4,243,515	4,282,942
Inter-segment elimination	(47,187,182)	(16,153,739)
Consolidated	$109,613,792	$129,453,735

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New Accounting Pronouncements

In January 2014, FASB issued, Accounting Standards Update 2014-01, Investments—Equity Method and Joint Ventures (Topic 323), Accounting for Investments in Qualified Affordable Housing Projects. The objective of this Update is to provide guidance on accounting for investments by a reporting entity in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. The amendments in this Update permit reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The amendments in this Update should be applied retrospectively to all periods presented. A reporting entity that uses the effective yield method to account for its investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. The amendments in this Update are effective for public business entities for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014.  The adoption of this ASU will not affect the Company’s financial statements.

In January 2014, FASB issued, Accounting Standards Update 2014-05, Service Concession Arrangements (Topic 853), The objective of this Update is to specify that an operating entity should not account for a service concession arrangement within the scope of this Update as a lease in accordance with Topic 840, Leases. Service concession arrangements may become more prevalent in the United States as public-sector entities seek alternative ways to provide public services on a more efficient and cost-effective basis. The amendments apply to an operating entity of a service concession arrangement entered into with a public-sector entity grantor when the arrangement meets certain conditions. The amendments in this Update should be applied on a modified retrospective basis to service concession arrangements that exist at the beginning of an entity’s fiscal year of adoption. The modified retrospective approach requires the cumulative effect of applying this Update to arrangements existing at the beginning of the period of adoption to be recognized as an adjustment to the opening retained earnings balance for the annual period of adoption. The amendments are effective for a public business entity for annual periods, and interim periods within those annual periods, beginning after December 15, 2014. The adoption of this ASU will not affect the Company’s financial statements.

As of March 31, 2014, there is no recently issued accounting standards not yet adopted that would have a material effect on the Company’s consolidated financial statements.

Reclassification

Certain prior year amounts were reclassified to conform to the manner of presentation in the current period, which includes the reclassification of a $2.99 million advance from customers to other payable in the balance sheet.

3. INVENTORIES

Inventories at March 31, 2014 and December 31, 2013, were as follows:

	2014	2013
Raw materials	$47,239,981	$48,258,773
Work in process	9,590,046	6,822,102
Finished goods	12,557,285	12,639,202
Total	69,387,312	67,720,077
Inventory allowance	(12,437,811)	(11,395,714)
Inventories, net	$56,949,501	$56,324,363

4. NOTES RECEIVABLE – BANK ACCEPTANCES

The Company sold goods to its customers and received commercial notes (bank acceptance) from them in lieu of payments for accounts receivable. The Company discounted the commercial notes with the bank or endorsed the commercial notes to vendors for payment of their own obligations or to get cash from third parties. Most of the commercial notes have a maturity of less than six months. As of March 31, 2014, the Company was contingently liable for the notes endorsed to vendors of $0.22 million.

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5. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following at March 31, 2014 and December 31, 2013:

	2014	2013
Buildings	$4,935,499	$4,980,184
Production equipment	8,498,123	8,599,701
Office equipment	1,115,131	1,124,176
Vehicles	932,184	940,624
Total	15,480,937	15,644,685
Less: accumulated depreciation	(5,719,754)	(5,459,525)
Property & equipment, net	$9,761,183	$10,185,160

Depreciation for the three months ended March 31, 2014 and 2013, was $355,400 and $354,400, respectively.

6. OTHER RECEIVABLES, PREPAYMENTS AND DEPOSITS

Other receivables, prepayments and deposits consisted of the following at March 31, 2014 and December 31, 2013, respectively:

	2014	2013
Advance to third parties	$10,589,716	$10,059,572
Deposit for public bids of sales contracts	619,346	758,465
Prepayment for freight, related, insurance, advertisement and consulting expenses	55,433	73,773
Other deposits	69,406	53,863
Advance to employees	864,051	926,441
Others	939,239	680,588
Total	13,137,191	12,552,702
Less: bad debt allowance	(11,004,938)	(9,908,180)
Other receivables (net), prepayments & deposits	$2,132,253	$2,644,522

Advance to third parties were short-term unsecured advances to unrelated parties with payment usually due within a year and includes an advance to Siping Beifang of RMB 22.13 million ($3.60 million) that is non-interest bearing and with due date extended to September 2014, and an advance to an unrelated company of RMB 41.02 million ($6.67 million) that is non-interest bearing and will be collected by the end of June 2014.

Deposits for public bidding represented the deposits for bidding on expected contracts, which will be returned to the Company after the bidding process is completed, usually within three to four months from the payment date. Prepayment for freight, related insurance expenses and advertisement represented prepaid shipping and freight insurance expenses for customers and is generally repaid upon customer receipt of products and prepaid advertising expense.

Other deposits mainly consisted of deposits for rents, payroll expense and utilities. Advance to employees represented short-term loans to employees and advances for business trips and related expenses. Other receivables (consisting of advance to third parties and employees, deposit for public bids and others), prepayments and deposits are reimbursed or settled within 12 months.

7. INTANGIBLE ASSETS

Intangible assets consisted mainly of land use rights, trademarks, computer software, know-how technology, customer lists and covenants not to compete. All land in the PRC is government-owned and cannot be sold to any individual or company. However, the government grants the user a “land use right” to use the land. The Company acquired land use rights during 2005 for RMB 3,549,682 ($0.44 million). In June 2009, the Company acquired land use rights for $3.1 million from SipingBeifang. In November 2010, the Company’s subsidiary, SmartHeat Energy, acquired land use rights for $10.10 million. The Company has the right to use the land for 50 years and is amortizing such rights on a straight-line basis for 50 years.

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Intangible assets consisted of the following at March 31, 2014 and December 31, 2013, respectively:

	Estimated Useful Life (In years)	2014	2013
Land use rights	50	$15,031,461	$15,167,552
Know-how technology	5 – 10	903,246	911,423
Customer lists	5	212,913	214,841
Covenants not to compete	5	115,824	116,873
Software	5	459,779	680,049
Trademarks	7	295,870	298,549
Total		17,019,093	17,389,287
Less: accumulated amortization		(2,428,730)	(2,503,664)
Intangible assets, net		$14,590,363	$14,885,623

Amortization of intangible assets for the three months ended March 31, 2014 and 2013, was $162,600 and $151,200, respectively. Annual amortization for the next five years from March 31, 2014, is expected to be $498,985, $458,779, $452,892, $434,614 and $391,056, and $12,354,037 thereafter.

8. CONSTRUCTION IN PROGRESS

The Company had construction in progress of $1.33 million at March 31, 2014, consisting of three ongoing projects.

1) SmartHeat Energy was building a factory for a total estimated cost of $9.00 million, of which the Company paid $0.47 million as of March 31, 2014. The Company halted construction of the factory resulting from SmartHeat Energy returning the previously purchased land use right to the local authority where the factory was being built due to the adjustment of the overall development plan of the area by the local authority (see Note 13).

2) SmartHeat Siping has a construction project of $36,000 for the laying of a foundation for its machinery installation. This foundation project will be completed by the end of June 2014.

3) Taiyu paid $0.82 million for equipment and installation, this project was completed in July 2013 and is in the stage of final inspection.  The Company expects to complete the inspection and put into operation by the end of June 2014.

9. LONG TERM INVESTMENT

Prior to December 30, 2013, the Company invested $722,700 to establish XinRui. The Company owned 46% of XinRui and accounted for this investment under the equity method. On December 30, 2013, the Company sold 40% equity interest of XinRui and owns 27.6% of Xinrui after the sale (See Note 2). The investment in Xinrui after the sale was $612,808. The investment income from XinRui was $1,815 during the three months ended March 31, 2014.

The unaudited condensed Statement of Income of XinRui for the three months ended March 31, 2014 is below:

Net revenue	$124,052
Cost of revenue	(76,493)
Gross profit	47,559
Operating expenses	38,789
Income from operations	8,770
Non-operating loss	(3)
Income tax expense	(2,192)
Net income	$6,575

Prior to December 30, 2013, the Company invested $771,600 for 51% of the equity in Ruicheng.  The Company sold 40% equity interest of Ruicheng on December 30, 2013, and owns 30.6% of Ruicheng after the sale (See Note 2). The investment in Ruicheng after the sale was $321,997. The investment loss from Ruicheng was $5,423 during the three months ended March 31, 2014.

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The unaudited condensed Statement of Income of Ruicheng for the three months ended March 31, 2014 is below:

Net revenue	$75,126
Cost of revenue	(54,319)
Gross profit	20,807
Operating expenses	41,963
Loss from operations	(21,156)
Non-operating income	3,432
Income tax expense	-
Net loss	$(17,724)

10. MAJOR CUSTOMERS AND VENDORS

Two customers accounted for 34% of total sales for the three months ended March 31, 2014, each customer accounted for 17% of total sales.  At March 31, 2014, total receivable from the two customers was $1,438,641.

For the three months ended March 31, 2013, four customers accounted for 64% of the Company’s total sales, with each customer accounted for 28%, 15%, 11%, and 10% of total sales, respectively. At March 31, 2013, the total accounts receivable from these customers was $9,670,657.

For the three months ended March 31, 2014 and 2013, no vendors accounted for over 10% of the Company’s total purchases.

11. TAXES RECEIVABLE

Taxes receivable consisted of the following at March 31, 2014 and December 31, 2013:

	2014	2013
Income	$179,142	$180,764
Value-added	565,742	787,293
Other	22,347	21,578
Total	$767,231	$989,635

12. TAXES PAYABLE

Taxes payable consisted of the following at March 31, 2014 and December 31, 2013:

	2014	2013
Income	$-	$516
Value-added	-	160,118
Other	16,965	36,444
Total	$16,965	$197,078

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13. ACCRUED LIABILITIES AND OTHER PAYABLES

Accrued liabilities and other payables consisted of the following at March 31, 2014 and December 31, 2013:

	2014	2013
Advance from third parties	$3,282,217	$3,378,167
Payable to Siping Beifang	2,290,186	2,306,184
Payable for equipment purchase	319,403	322,295
Deposit from customer	2,961,428	2,988,240
Refund of land use right purchased	4,585,751	4,627,270
Others	1,552,575	1,738,241
Warranty reserve (See Note 2)	704,153	472,558
Accrued expenses	1,720,138	1,382,051
Total	$17,415,851	$17,215,006

Advances from third parties were short-term, non-interest-bearing advances from third parties due on demand.  Payable to Siping Beifang represented loans to them without interest and payable upon demand.  Deposit from customer represented advance payment from a customer for the Company to execute the sales order; however, the customer wanted to cancel the order after the Company commenced manufacturing and the Company refused to return the deposit claiming breach of the contract by the customer. The dispute was filed with the court and is currently docketed for trial.

Refund of land use right previously purchased represented the partial refund received for the land use right SmartHeat Energy purchased in November 2010. SmartHeat Energy later cancelled the purchase due to the adjustments of the overall development plan of the area by the local authority. The local government agreed to the cancellation and refunded SmartHeat Energy $4.59 million as of December 31, 2013, and was committed to refund SmartHeat Energy the remaining purchase price.  On May 21, 2014, SmartHeat Energy and Shenyang City Development and Land Resource Bureau Economy and Technology Development Office entered into an official agreement, whereby full purchase price of the land use right will be returned to SmartHeat Energy in installments within 5 days from the effective date of the official agreement.  SmartHeat Energy will make the ownership change of the land use right within 3 days upon receiving the first installment of refund from the local authority effective on May 21, 2014. However, as of this report date, SmartHeat Energy did not receive first installment. Currently the land is used by the third party.

Others represented payables for the Company’s certain construction and installation projects, and miscellaneous expenses including postage, business insurance, employee benefits, project bidding fee, and medical insurance, etc. Accrued expenses mainly consisted of accrued property and land rental fee of $0.60 million, accrued payroll of $0.51 million, accrued welfare, interest and utility.

14. NOTES PAYABLE – BANK ACCEPTANCES

Notes payable represented the conversion of accounts payable into notes payable, which were issued by a bank. The Company deposited a portion of the acceptance amount into the bank as collateral. The terms of the notes range from 3-6 months and bear no interest. At March 31, 2014 and December 31, 2013, the Company deposited $0.78 million and $1.29 million with the bank as restricted cash for the bank issuing the notes (See note 2). The restricted cash is refundable when the notes are repaid.

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15. LOANS PAYABLE

Short-Term Bank Loans

The Company was obligated for the following short-term loans as of March 31, 2014 and December 31, 2013:

	2014	2013	Subsidiary obligated
From a commercial bank in the PRC for RMB 7,200,000 entered into on February 20, 2014.The loan bore interest at 6% with maturity on February 19, 2015.	$1,170,332	$-	Taiyu
From a commercial bank in the PRC for RMB 2,640,565 entered into on January 3, 2014. The loan bore interest at 6.22% with maturity on July 29, 2014. This loan was pledged by the Taiyu’s accounts receivable.	429,213	-	Taiyu
From a commercial bank in the PRC for RMB 7,935,243 entered into on January 3, 2014. The loan bore interest at 6.22% with maturity on July 29, 2014. The loan was pledged by the Taiyu’s accounts receivable.	1,289,843	-	Taiyu
From a commercial bank in the PRC for RMB 16,080,000 entered into on January 16, 2014. The loan bore interest at 6.22% with maturity on August 8, 2014. The loan was pledged by Taiyu’s accounts receivable.	2,613,741	-	Taiyu
From a commercial bank in the PRC for RMB 4,685,723 entered into on January 22, 2014. The loan bore interest at 6.22% with maturity on August 20, 2014. The loan was pledged by Taiyu’s accounts receivable.	761,646	-	Taiyu
From a commercial bank in the PRC for RMB 5,377,441 entered into on January 22, 2014. The loan bore interest at 6.22% with maturity on August 20, 2014. The loan was pledged by the Taiyu’s accounts receivable.	874,082	-	Taiyu
From a commercial bank in the PRC for RMB 13,344,190 entered into on June 26, 2012. The loan bore interest at 6.16% with maturity on January 18, 2014. The loan was repaid at maturity.	-	2,188,684	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on November 30, 2012. The loan bore interest at 7.87% with maturity on November 22, 2014. The loan was guaranteed by Taiyu.	1,625,461	1,640,178	Siping
From a commercial bank in the PRC for RMB 40,000,000 entered into on March 11, 2013. The loan bore interest at 6.60% with maturity on March 10, 2014. The loan was guaranteed by Siping, HeatPump and management of Chinese subsidiaries. This loan was repaid at maturity.	-	6,560,711	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on May 21, 2013. The loan bore interest at 6.60% with maturity on May 20, 2014. This loan was repaid at maturity.	1,625,461	1,640,178	Taiyu
From a commercial bank in the PRC for RMB 5,000,000 entered into on August 29, 2013. The loan bore interest at 7.20% with maturity on August 29, 2014. The loan was guaranteed by Taiyu.	812,731	820,089	Siping
From a commercial bank in the PRC for RMB 5,000,000 entered into on September 4, 2013. The loan bore interest at 7.20% with maturity on September 4, 2014. The loan was guaranteed by Taiyu.	812,731	820,089	Siping
From a commercial bank in the PRC for RMB 30,000,000 entered into on August 8, 2013. The loan bore interest at 6.90% with maturity on August 7, 2014.	4,876,384	4,920,533	Taiyu
From a commercial bank in the PRC for RMB 9,900,000 entered into on September 18, 2013. The loan bore interest at 6.0% with maturity on September 17, 2014. This loan was pledged by Taiyu’s accounts receivable.	1,609,207	1,623,776	Taiyu
From a commercial bank in the PRC for RMB 9,900,000 entered into on October 11, 2013. The loan bore interest at 6.0% with maturity on October 10, 2014. This loan was pledged by Taiyu’s accounts receivable.	1,609,207	1,623,776	Taiyu
From a commercial bank in the PRC for RMB 16,000,000 entered into on July 10, 2013. The loan bore interest at 6.0% with maturity on January 9, 2014. This loan was pledged by Taiyu’s accounts receivable. This loan was repaid at maturity.	-	2,624,285	Taiyu
TOTAL	$20,110,039	$24,462,299

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The banks sometimes require loan guarantee provided by a third party to the Company, the third party loan guarantor was Liaoning Wugang Metal Trading Co., Ltd. (“Liaoning Wugang”), with a maximum guarantee of RMB 46 million ($7.32 million). The guarantee is for the loans entered from February 20, 2012 to August 16, 2013, with the guarantee length equal to the loan term; the guarantee service was extended for the loans entered or will be entered from September 18, 2013 to September 12, 2014 with the guarantee length equal to the loan term, the maximum guarantee amount was revised to RMB 44 million ($7.05 million).  The Company was not required to pay any guarantee fees. However, the Company has contracted to provide similar guarantees for up to RMB 20 million ($3.18 million) to Liaoning Guorui Commercial Trading Co., Ltd. (“Guorui”). The guarantee is for the loans entered from January 12, 2012 to January 11, 2013 with the guarantee length equal to the loan term, the Company does not require Guorui to pay any guarantee fees.  The Company did not extend the guarantee term for Guorui after January 11, 2013.  These arrangements are common to the banking industry in China, and there are no other relationships between the Company and Liaoning Wugang or Guorui, both of whom were referred to the Company by the lending bank.  As of March 31, 2014 and December 31, 2013, the Company did not have any loan guarantees from Liaoning Wugang.

Holding Company Credit Agreement – Credit Line Payable

On July 27, 2012, the Company, entered into a secured, revolving credit facility under the terms of a Secured Credit Agreement (the “Credit Facility” or the “Credit Agreement”) with Northtech Holdings Inc., a British Virgin Islands business corporation (“Northtech”), owned by certain members of the Company’s former management, James Wang, Rhett Wang and Wen Sha. Jane Ai, the Company’s Corporate Secretary is also a part owner of Northtech. As amended, the Credit Facility provides for borrowings of up to $2.5 million.

Borrowings under the Credit Facility are secured by the Company’s deposit accounts located in the United States, its trademarks in the PRC and 55% of its equity in each of its wholly-, directly owned subsidiaries.  An origination fee of 4% of the Committed Amount was accrued to Northtech upon the signing of the Credit Agreement. As amended, Borrowings bear interest of 10% annually, payable quarterly, and the Credit Facility matured on April 30, 2013, and extended to April 30, 2014 with an extension fee of 4% of the Committed Amount. Generally, borrowings may be prepaid at any time without premium or penalty, provided however that if the Company prepays any amount due under the Credit Facility from the proceeds of another instrument or agreement of indebtedness, the Company shall pay a 10% prepayment fee.  All amounts due under the Credit Facility may, at the Company’s option, be paid in either cash or restricted shares of the Company’s common stock.

On June 25, 2013, the Board approved second amendment to the credit and security agreement and on August 23, 2013, the Company entered into second amendment to the credit and security agreement with Northtech, which redefined the “base rate”, and adjusted the base rate to 10% annually, compounded quarterly, effective January 1, 2013.  The Company delivered to Northtech 100,000 restricted shares of the Company’s common stock as an Amendment Fee (see Note 19), issued in September 2013.

On December 21, 2012, the Company’s BOD approved the issuance of 1,300,000 Restricted Shares of Common Stock to Northtech in cancellation of $1,301,300 of indebtedness under the Credit Facility.  The balance owing to Northtech under the Credit Agreement as of March 31, 2014 and December 31, 2013 was $1,749,335 and $1,396,378, respectively, and was recorded as a noncurrent obligation under ASC 470-10-45-12 through ASC 470-10-45-14 due to the Note being secured by 55% of the equity interest in each of HEAT PHE Inc. and HEAT HP Inc., and the Company’s option to repay the note by issuance of the Company’s shares.

The Company had $100,000 payable to a consulting firm that was paid by a third party on behalf of the Company during 2012, this payable to the third party was assumed by Northtech on August 23, 2013, in exchange for 200,000 shares of the Company’s common stock issued in September 2013, and payable for a credit line balance from Northtech.  The stock price was $0.60 on August 23, 2013, the Company recognized $20,000 loss for the settlement of this payable by shares with Northtech.

On March 26, 2014, the Company gave notice to Northtech pursuant to the terms of the Credit and Security Agreement between the Company and Northtech, dated July 27, 2012, as amended, extending the maturity date on the Credit Agreement from April 30, 2014 to January 3, 2015. The Company elected to pay the extension fee of 4% of the credit line amount of $2.5 million by issuing 200,000 shares of its common stock to Northtech at $0.50 per share. The BOD approved such extension on March 27, 2014.

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Long-Term Bank Loan

Taiyu entered into a long-term loan of $2,113,100 (RMB 13 million) with China Construction Bank on November 30, 2013 with maturity on November 29, 2015. The interest rate for the loan is variable currently at 6.46%, and to be paid on the 20th of each month. This loan is guaranteed by Taiyu’s building and land.

16. DEFERRED TAX ASSET (LIABILITY)

Deferred tax asset (liability) represented differences between the tax bases and book bases of property and equipment and intangible assets arising from the acquisition of SanDeKe and SmartHeat Pump, and bad debt allowance and provision of inventory impairment booked by the Company which was not allowed per tax purpose. As of March 31, 2014 and December 31, 2013, deferred tax asset (liability) consisted of the following:

	2014	2013
Deferred tax asset - current (bad debt allowance)	$8,825,681	$7,715,041
Deferred tax asset - current (inventory allowance)	2,534,346	2,321,878
Deferred tax asset – current (allowance to other receivable)	2,281,198	2,099,125
Deferred tax asset – current (allowance for advance to supplier)	413,245	398,224
Deferred tax asset – current (reserve for warranty)	82,703	75,808
Deferred tax asset – current (NOL)	6,985,472	6,405,272
Less: valuation allowance	(21,122,645)	(19,015,348)
Deferred tax assets, net	$-	$-
Deferred tax liability - noncurrent (depreciation of fixed assets)	$(2,951)	$(17,177)

17. INCOME TAXES

The Company is subject to income taxes by entity on income arising in or derived from the tax jurisdiction in which each entity is domiciled.  The Company’s PRC subsidiaries file their income tax returns online with PRC tax authorities.

SmartHeat, the parent company, was incorporated in the U.S. and has net operating losses (“NOL”) for income tax purposes, which can be carried forward for up to 20 years from the year the loss is incurred. SmartHeat has NOL carry forwards for income taxes of approximately $6.99 million at March 31, 2014, which may be available to reduce future years’ taxable income. Management believes the realization of benefits from these losses remains uncertain due to SmartHeat’s limited operating history and continuing losses. Accordingly, a 100% deferred tax asset valuation allowance was provided.

Taiyu and SanDeKe are governed by the Income Tax Law of the PRC concerning privately-run enterprises, which are generally subject to tax at 25% on income reported in the statutory financial statements after appropriate tax adjustments. Under the Income Tax Law that became effective January 1, 2008, new high-tech enterprises given special support by the PRC government are subject to an income tax rate of 15%. Taiyu has been classified as a high-tech enterprise since 2009 and eligible for an income tax rate of 15% through 2014.  Local PRC government reviews the high-tech status of such enterprises annually. The income tax rate for SanDeKe was 13% for 2012, because of its foreign-invested enterprise status, and its income tax rate increased to 24% in 2013 and 25% in 2014.

SmartHeat Siping, Jinhui, SmartHeat Investment, SmartHeat Energy, SmartHeat Pump, SmartHeat Trading and Heat Exchange are subject to the regular 25% PRC income tax rate. SmartHeat Germany is subject to a 15% corporate income tax in Germany.

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The following table reconciles the U.S. statutory rates to the Company’s effective tax (benefit) rate for the three months ended March 31, 2014 and 2013:

	2014	2013
U.S. statutory tax (benefit) rates	(34.0)%	(34.0)%
Tax rate difference	8.6%	9.0%
Effect of tax holiday	7.7%	(0.9)%
Valuation allowance	17.6%	25.7%
Tax benefit per financial statements	(0.1)%	(0.2)%

The income tax (benefit) for the three months ended March 31, 2014 and 2013, consisted of the following:

	2014	2013
Income tax expense (benefit) - current	$(386)	$245
Income tax benefit - deferred	(14,150)	(22,689)
Total income tax benefit	$(14,536)	$(22,444)

18. STATUTORY RESERVES AND RESTRICTED NET ASSETS

The Company’s ability to pay dividends primarily depends on the Company receiving funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of the subsidiary’s retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries.

In accordance with the PRC Regulations on Enterprises with Foreign Investment and their articles of association, a foreign-invested enterprise (“FIE”) established in the PRC is required to provide certain statutory reserves, which are appropriated from net profit as reported in the FIE’s PRC statutory accounts. An FIE is required to allocate at least 10% of its annual after-tax profit to the surplus reserve until such reserve has reached 50% of its respective registered capital based on the FIE’s PRC statutory accounts. Appropriations to other funds are at the discretion of the board of directors for all FIEs. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Additionally, shareholders of an FIE are required to contribute capital to satisfy the registered capital requirement of the FIE. Until such contribution of capital is satisfied, the FIE is not allowed to repatriate profits to its shareholders, unless otherwise approved by the State Administration of Foreign Exchange. Taiyu, SanDeKe, SmartHeat Siping, Jinhui, SmartHeat Investment and Ruicheng were established as FIEs and therefore are subject to the above-mandated restrictions on distributable profits. As of March 31, 2014, the Company met all registered capital requirements for its FIEs except for SmartHeat Investment, for which the Company is committed to contribute an additional $40.00 million in registered capital by April 2015 (See note 21).

Additionally, in accordance with the Company Law of the PRC, a domestic enterprise is required to provide surplus reserve at least 10% of its annual after-tax profit until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. A domestic enterprise is also required to provide discretionary surplus reserve, at the discretion of the board of directors, from the profits determined in accordance with the enterprise’s PRC statutory accounts. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. SmartHeat Energy, SmartHeat Trading and SmartHeat Pump were established as domestic enterprises and therefore are subject to the above-mentioned restrictions on distributable profits.

As a result of these PRC laws and regulations that require annual appropriations of 10% of after-tax income to be set aside prior to payment of dividends as general reserve fund, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company as a dividend.

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19. STOCKHOLDERS’ EQUITY

Stock Options to Independent Directors and Officer

On February 1, 2010, the Company issued stock options to an officer. The terms of the options were 5,000 shares at an exercise price per share of $118.50, with a life of five years and vesting over two years as follows: 2,500 shares vested on June 30, 2011, and 2,500 shares vested on June 29, 2012. The options were valued using a volatility of 74%, risk free interest rate of 2.76%, and dividend yield of 0%. The grant-date FV of the options was $367,107. On May 25, 2012, the officer resigned from his position as VP of Strategy and Development of the Company, and was not entitled to the remaining unvested options. The remaining obligations of the Company to the officer were released pursuant to a severance agreement and mutual release.

Based on the FV method under SFAS No. 123 (Revised), “Share Based Payment” (“SFAS 123(R)”) (codified in FASB ASC Financial Instruments, Topic 718 & 505), the FV of each stock option granted is estimated on the date of the grant using the Black-Scholes option-pricing model. The Black-Scholes option-pricing model has assumptions for risk-free interest rates, dividends, stock volatility and expected life of an option grant. The risk-free interest rate is based upon market yields for U.S. Treasury debt securities at a maturity near the term remaining on the option. Dividend rates are based on the Company’s dividend history. The stock volatility factor is based on the historical volatility of the Company’s stock price. The expected life of an option grant is based on management’s estimate. The FV of each option grant to independent directors is calculated by the Black-Scholes method and is recognized as compensation expense over the vesting period of each stock option award.

Following is a summary of the option activity:

	Number of Shares	Average Exercise Price per Share	Weighted Average Remaining Contractual Term in Years
Outstanding at January 1, 2013	3,500	97.80	1.65
Exercisable at January 1, 2013	3,500	97.80	1.65
Granted	-	-	-
Exercised	-	-	-
Forfeited	1,000	46.00	-
Outstanding at December31, 2013	2,500	$118.5	1.34
Exercisable at December31, 2013	2,500	$118.5	1.34
Granted	-	-	-
Exercised	-	-	-
Forfeited	-	-	-
Outstanding at March 31, 2014	2,500	$118.5	0.83
Exercisable at March 31, 2014	2,500	$118.5	0.83

There were no options exercised during the three months ended March 31, 2014 and 2013. The Company recorded $0 as compensation expense for stock options during the three months ended March 31, 2014 and 2013, respectively.

Common Stock Issued

The Company had $100,000 payable to a consulting firm that was paid by a third party on behalf of the Company during 2012, this payable to the third party was assumed by Northtech on August 23, 2013, for 200,000 shares of the Company’s common stock issued in September 2013.  The stock price was $0.60 on August 23, 2013, the Company recognized $20,000 loss for the settlement of this payable by shares with Northtech (see Note 15).

On June 25, 2013, the Board approved second amendment to the credit and security agreement and on August 23, 2013, the Company entered into second amendment to the credit and security agreement with Northtech, which redefined the “base rate”, and adjusted the base rate to 10% annually, compounded quarterly, effective January 1, 2013.  The Company delivered Northtech 100,000 restricted shares of the Company’s common stock as an Amendment Fee.  The FV of the stocks issued for the Amendment fee was $60,000 (See Note 15).

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On September 17, 2013, the Company’s BOD approved the issuance of 100,000 restricted shares of common stock to Northtech for their consent to the Company to enter into an Equity Interest Purchase Agreement as contemplated by the stalking horse proposal and approved by the Company’s Board. The stock price on the approval date is $0.30, the fair value of the shares issued was $30,000. Under the terms of the Equity Interest Purchase Agreement, the buyers agreed to purchase 40% of the Company’s equity interests in the following PHE segment subsidiaries: Taiyu, SmartHeat Siping, SmartHeat Energy, Ruicheng, and XinRui (collectively, the “Target Companies”).  The purchase price is RMB 5,000,000 ($801,000), was paid by the buyers on December 30, 2013.

On March 27, 2014, The Compensation Committee of the Board approved to grant certain individuals the Company’s common stock in recognition of their valuable services to the Company and its subsidiaries in 2013. The individual and number of shares granted is as follows: 100,000 shares to Oliver Bialowons, 50,000 shares to Huajun Ai, 50,000 shares to Xudong Wang and 50,000 shares to Kenneth Scipta. The stock price is $0.15 on grant date, and the FV of the shares granted at the grant date is $37,500 and was recorded as shares to be issued.

20. OTHER INCOME

The Company had net other income, of $241,751 and $310,298 for the three months ended March 31, 2014 and 2013, respectively.  The net other income for the three months ended March 31, 2014 consisted of income (net) from sales of raw material of $140,860, income (net) from after-sales services of $24,640, government subsidy of $46,371 and other non-operating income of $29,880.  The other income of $310,298 for the three months ended March 31, 2013 mainly consisted of income (net), from selling of raw material of $133,456; income (net) from after-sales services of $33,243, government subsidy of $39,818 and other non-operating income of $103,781.

21. COMMITMENTS

Lease Agreements

The Company leased offices for its sales representative in several different cities under various one-year, non-cancellable and renewable operating lease agreements. Rental expense for the three months ended March 31, 2014 and 2013, was $84,178 and $132,359, respectively.

Capital Contribution

The Company formed SmartHeat Investment on April 7, 2010, as an investment holding company with registered capital of $70 million to enable its establishment and investment in new businesses in China. Under PRC company law, registered capital must be used in the operations of the domestic company within its approved business scope. SmartHeat Investment was established as a separate subsidiary of the Company to allow allocation of capital to new businesses in China separate from its existing subsidiaries and operations. As a PRC investment holding company, the $70 million in approved registered capital of SmartHeat Investment is deemed a planned investment amount for the entity, not a traditional registered capital requirement under PRC corporate law. The Company contributed $30 million in capital to SmartHeat Investment on April 15, 2010, from proceeds of its public offering that closed on September 22, 2009. On April 12, 2010, SmartHeat Investment formed SmartHeat Energy, a wholly owned subsidiary in Shenyang with registered capital of $30 million, subsequently satisfied out of the registered capital of SmartHeat Investment, for the research, development, manufacturing and sale of energy products. As of March 31, 2014, the Company is committed to contributing the remaining $40 million in registered capital to SmartHeat Investment by April 2015. The Company may satisfy this contribution through cash flow provided by operations, sales of assets, such as physical assets, financial assets, or interests in its subsidiaries, and funds raised through offerings of its securities, if and when the Company determines such offerings are required, and at such time that the Company identifies a new acquisition, investment or business opportunity to be financed through SmartHeat Investment, although no specific investment candidate has been identified to date.

Restructuring Agreement with a Consulting Firm

On April 23, 2012, the Company entered into an agreement (“Agreement”) with Nimbus Restructuring Manager LLC (“Nimbus”), for advice on raising capital and restructuring the Company to maximize value for the benefit of all of the stockholders of the Company.

Upon execution of the Agreement, the Company paid $200,000 as a deposit and a $50,000 advance for future expenses incurred by Nimbus. Additionally, the Company paid $70,000 per month for 6 months. An additional $600,000 is to be paid upon the completion of the Company’s restructuring to the satisfaction of the Board.

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The Company also issued and sold to Nimbus 300,000 shares of the Company’s restricted common stock for $15,000, or $0.05 per share, the Company has the right to repurchase such shares for $0.20 per share until January 31, 2013, $0.40 per share until September 30, 2013, $0.60 per share until June 30, 2014, $0.80 per share until March 31, 2015 and $1.00 per share until January 31, 2016. On October 12, 2012, the Company issued 300,000 shares of stock to an affiliate of Nimbus at $0.05 per share in accordance with the restructuring agreement.

The Company shall reimburse Nimbus and its affiliates for all reasonable and appropriate out-of-pocket expenses actually incurred in performance of the services specified in the Agreement.

On May 9, 2013, the Company entered a Restated Restructuring Agreement with Nimbus, which was intended to be a legally binding restatement of the Restructuring Agreement entered on April 23, 2012. Pursuant to the Restated Restructuring Agreement, the term was extended for an additional 12 monthly periods from original expiration date of January 23, 2013 to January 22, 2014. A monthly service fee of $30,000 is to be paid on the first day of each month for 10 months through November 2013. In addition, a $300,000 termination fee will be paid on the earlier of the expiration of the stated term or the termination by the Company.

On September 18, 2013, the Company entered Amendment #1 to the Restated Restructuring Agreement with Nimbus, pursuant to the Amendment, the service term was revised after the initial expiration date of January 23, 2013, for an extension of 10 additional month until November 2013, and thereafter extended for 4 additional months until March 2014.  The termination fee of $300,000 will be paid in 4 equal monthly payments of $75,000 each commencing in December 2013 and running through March 2014 or on the earlier of the expiration of the Stated Term or the earlier termination by the Company.

As of March 31, 2014, the Company owed $150,000 to Nimbus, which was included in other payable.

22. CONTINGENCIES

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments in China and foreign currency exchange. The Company’s results may be adversely affected by changes in PRC government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad and rates and methods of taxation, among other things.

The Company’s sales, purchases and expense transactions in China are denominated in RMB and all of the Company’s assets and liabilities in China are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current PRC law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

Legal Proceedings

On August 31, 2012, a putative class action lawsuit, Steven Leshinsky v. James Wang, et. al., which purported to allege federal securities law claims against the Company and certain of its former officers and directors, was filed in the United States District Court for the Southern District of New York.  Thereafter, two plaintiffs filed competing motions to be appointed lead plaintiff in the proceeding.  A lead plaintiff was appointed and an amended complaint was filed on January 28, 2013, by the Rosen Law Firm. The amended complaint included Oliver Bialowons, our President, and Michael Wilhelm, our former Chief Financial Officer, as defendants in the proceeding though they were not officers of the Company during the alleged class period. A second amended complaint was filed on April 8, 2013, under the caption  Stream Sicav, Dharanendra Rai et al. v. James Jun Wang , Smartheat, Inc. et al., removing Messrs. Wilhelm and Bialowons as defendants.  The second amended complaint alleges two counts against the Company, both asserting violations of the federal securities laws arising from alleged insider sales or management sales of securities and alleged false disclosures relating to those sales. On May 8, 2013, we filed a motion to dismiss the second amended complaint which was denied. On March 17, 2014 the court, denied, the lead plaintiff's motion for class certification, without prejudice. Discovery is now proceeding. The pleadings and court orders are publicly available. We intend to vigorously defend this action, as we believe the allegations against us are without merit.

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CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

The comments made throughout this Quarterly Report should be read in conjunction with our Financial Statements and the Notes thereto, and other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain certain forward-looking information. When used in this discussion, the words, “believes,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from projected results, due to a number of factors beyond our control. We do not undertake to publicly update or revise any of our forward-looking statements, even if experience or future changes show that the indicated results or events will not be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Readers are also urged to carefully review and consider our discussions regarding the various factors that affect our business, which are described in this section and elsewhere in this report, and those listed in our other SEC filings.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Overview

Through our subsidiaries we design, manufacture and sell clean technology plate heat exchangers (“PHE”), heat pumps (“HPs”) and related systems marketed principally in the People’s Republic of China (“PRC”). Our subsidiaries’ products are used in the industrial, residential and commercial markets to improve energy utilization and efficiencies, and to reduce pollution by reducing the need for coal-fired boilers. Our subsidiaries design, manufacture, sell and service PHEs, PHE Units, which combine PHEs with various pumps, temperature sensors, valves and automated control systems in systems custom designed by our in-house engineers, heat meters and heat pumps for use in commercial and residential buildings. Our subsidiaries also design, manufacture and sell spiral heat exchangers and tube heat exchangers. Our subsidiaries’ products and systems are an increasingly important element in providing a clean technology, mission-critical solution to energy consumption and air pollution problems in China and are commonly used in a wide variety of industrial processes where heat transfer is required. Common applications include energy conversion for heating, ventilation and air conditioning, or HVAC, and industrial use in petroleum refining, petrochemicals, metallurgy, food and beverage and chemical processing. Our subsidiaries sell their products under the SmartHeat and Taiyu brand names and also sell PHEs under the Sondex brand name as an authorized dealer of Sondex PHEs in China.

In addition, we offer HPs in China and in Germany under the Gustrower brand name.  Our subsidiaries design and build HPs specific to customer specifications and particular operating conditions and are known for their high quality and efficiency. Our subsidiaries produce HPs in sizes that have applications in both the industrial and residential settings. We believe our subsidiaries’ HPs reduce the cost of heating and cooling by using recycled air as a heat source thereby reducing heat loss promoting energy saving and efficiency.

We are a U.S. holding company with no material assets other than the ownership interests of our subsidiaries through which we design, manufacture and sell our clean technology PHEs, HPs and related systems. We were incorporated in the State of Nevada on August 4, 2006, under the name Pacific Goldrim Resources, Inc., as an exploration stage corporation with minimal operations to engage in the exploration for silver, lead and zinc. On April 14, 2008, we changed our name to SmartHeat Inc. and entered into a Share Exchange Agreement to acquire Shenyang Taiyu Machinery & Electronic Equipment Co., Ltd., subsequently renamed SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd., or Taiyu, a privately held Sino-foreign joint venture (“JV”) company formed under the laws of the PRC on July 24, 2002, and engaged in the design, manufacture, sale and servicing of plate heat exchange products in China. The Share Exchange Agreement was entered into by SmartHeat, Taiyu and the shareholders of Taiyu. We received PRC government approval on May 28, 2008, of our subscription for 71.6% of the registered capital of Taiyu, and approval on June 3, 2009, of the transfer of the remaining 28.4% ownership of Taiyu from the original JV shareholders who received shares of our common stock in the Share Exchange. As a result of the Share Exchange Agreement and subsequent transactions contemplated thereby, and receipt of the above PRC government approvals, Taiyu became our wholly foreign-owned enterprise, or WFOE.

As an expansion of our business following our acquisition of Taiyu, we acquired and established subsidiaries in China and Germany.

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The following chart displays our subsidiaries according to which operating segment they operate in:

Plate Heat Exchangers (PHE)	Heat Pumps (HP)
SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd.	SmartHeat (China) Investment Co., Ltd.
SanDeKe Co., Ltd.	SmartHeat (Shenyang) Heat Pump Technology Co., Ltd.
SmartHeat (Shenyang) Energy Equipment Co., Ltd.	SmartHeat Deutschland GmbH
SmartHeat Siping Beifang Energy Technology Co., Ltd.	SmartHeat (Shanghai) Trading Co., Ltd.
SmartHeat Heat Exchange Equipment Co.	Beijing SmartHeat Jinhui Energy Technology Co., Ltd.

Principal Factors Affecting Our Financial Performance

Our revenues are subject to fluctuations due to the timing of sales of high-value products, the impact of seasonal spending patterns, the timing and size of projects our customers perform, changes in overall spending levels in the industry, changes in PRC government fiscal policies, inflation in China and other unpredictable factors that may affect customer ordering patterns. Our revenues may fluctuate due to the seasonal nature of central heating services in the PRC because the equipment used in residential buildings must be delivered prior to the beginning of the heating season in late fall, which occurs during the third and fourth calendar quarters in China. We also anticipate decreased sales volume in the first calendar quarter compared to other quarters, as our customers generally install and test our products during this period, and are in the process of budgeting their new projects. Additionally, any significant delays in the commercial launch or any lack or delay of commercial acceptance of new products, unfavorable sales trends in existing product lines or impacts from the other factors mentioned above, could adversely affect our revenue growth or cause a decline in quarterly revenue.

In response to inflationary concerns, the PRC government tightened fiscal policies beginning in 2011 that contributed to a slowdown in many sectors of China’s economy and restricted bank lending practices. China’s economy continues the growing at a very slow pace. Historically, approximately 40% of our customers, representing the majority of our total sales, consist of state-owned enterprises in China. Many of these customers, the majority of which are real estate developers, encountered difficulties in recent years in obtaining grants from the PRC government and faced an extended bank loan application process, both of which typically are used to finance the purchase of our products. These conditions continued into 2014. Accordingly, the continued deflationary policy of the PRC government affected the number of new sales of our PHEs and PHE Units as certain state-owned enterprises deferred bidding for new projects because of their working capital difficulties or abandoned existing projects. The decline in new projects among state-owned enterprises and increased peer competition contributed to a decline in sales of our PHEs and PHE Units in 2011 through the first quarter of 2014. We also canceled contracts in 2011 with certain of these state-owned customers that were unable to make payments or that had requested adjustments to their payment terms in response to their financial difficulties. Although these events caused a decrease in our sales in 2011 through the first quarter of 2014, a portion of the canceled year 2011 PHE and PHE Unit orders were reinstated in 2012, and additional orders and contracts that were canceled or partially delayed are performed in 2013 and first quarter of 2014, which reduced the impact of the drop in our sales over the long term. Furthermore, the PRC government remains committed to the construction of affordable housing projects and emission-reduction and energy-saving policies, which we believe will continue to drive demand for our clean technology heat transfer products.

Our revenues also may fluctuate significantly due to material costs; we experienced and anticipate continued fluctuation in raw material costs as a result of world economic conditions, such as the price of stainless steel used to produce plates, our PHEs and PHE Units. We monitor the commodities markets for pricing trends and changes, but do not engage in hedging to protect against raw material fluctuations. Instead, we attempt to mitigate the short-term risks of price swings by purchasing raw materials in advance based on production needs and projected sales. We typically experience stronger sales during the second half of the year, which is the start of fall and winter in China, during which we historically generate the majority of our revenue. Accordingly, we increased our inventory and advances to suppliers during the first three quarters of each year in anticipation of our historical high season for production. Management believes our current levels of increased inventory resulting from the unexpected abandonment of projects and cancelation of orders by certain customers in 2011 and 2012 was consumed gradually in 2013 and 2014 and the following years as we fulfill new orders and delayed and reinstated contracts.  Although we currently are able to obtain adequate supplies of raw materials, it is impossible to predict future availability or cost. Unfavorable fluctuations in the price, quality or availability of required raw materials could negatively affect our cash flows and ability to meet the demands of our customers, which could result in the loss of future sales.

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Our profitability depends upon the margin between the cost to us of goods used in the manufacturing process, such as plates, pumps, water tanks, sensors, control systems and other raw materials, as well as our fabrication costs associated with converting such goods and raw materials compared to the selling price of our products, and the overall supply of raw materials. We intend to base the selling prices of our products upon the associated raw materials costs to us. We may not be able to pass all increases in raw material costs and ancillary acquisition costs associated with taking possession of raw materials through to our customers, however, and there may be a time lag as we bid on new projects and renegotiate pricing with our existing customers. Furthermore, to ease inflationary pressure on our costs, we implemented new controls over our purchasing process and raw material pricing by adopting a new budgetary control system to monitor our fixed costs and continued improvements to our manufacturing process to decrease labor cost and improve manufacturing efficiency.

The economic conditions our subsidiaries faced in recent years, made it impossible for our subsidiaries to pay dividends to our U.S. parent company, which is dependent upon such dividends to meet its financial obligations.  Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of the subsidiary’s retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Further, the Company’s PRC subsidiaries are required to take certain reserves as detailed in Note 18 to our financial statements. As a result, we sought alternative sources of capital for our U.S. parent company. On July 27, 2012, we entered into a secured, revolving credit facility with Northtech Holdings Inc., a British Virgin Islands business corporation owned by certain members of our former management, James Wang, Rhett Wang and Wen Sha.  Jane Ai, our Corporate Secretary, is also a part owner of Northtech.  As amended on December 21, 2012, the Credit Agreement provides for borrowings of up to $2,500,000 with any amounts borrowed maturing on April 30, 2014. Borrowings under the Credit Agreement are secured by 55% of the equity interest in each of our wholly, directly-owned subsidiaries and are repayable, at our option, in shares of our common stock. On December 21, 2012, we repaid $1,300,000 of the $1,384,455 outstanding under the Credit Agreement with 1,300,000 restricted shares of our common stock, approximately 22.67% of our total issued and outstanding shares of Common Stock, as authorized by the Credit Agreement and approved by our shareholders. On June 25, 2013, the Board approved second amendment to the credit and security agreement and on August 23, 2013, we entered into second amendment to the credit and security agreement with Northtech, which redefined the “base rate”, and adjusted the base rate to 10% annually, compounded quarterly, effective January 1, 2013.   On March 26, 2014, we gave notice to Northtech pursuant to the terms of the Credit and Security Agreement between the Company and Northtech, dated July 27, 2012, as amended, extending the maturity date on the Credit Agreement from April 30, 2014 to January 3, 2015 (see Note 15).

On December 30, 2013, we closed the transaction contemplated by the Equity Interest Purchase Agreement dated October 10, 2013, whereby the buyers purchased 40% of the Company’s equity interests in the following PHE segment subsidiaries: SmartHeat Taiyu (Shenyang) Energy; SmartHeat Siping Beifang Energy Technology Co., Ltd.; SmartHeat (Shenyang Energy Equipment) Co. Ltd.; Hohot Ruicheng Technology Co., Ltd.; and Urumchi XinRui Technology Limited Liability Company (collectively, the “Target Companies”). The purchase price was RMB 5,000,000. Urumchi XinRui was 46% owned by SmartHeat US parent company.

We retain an option to repurchase the equity interests of the Target Companies from the buyers at a purchase price of RMB 5,600,000 which terminated on February 28, 2014.  In the event we do not exercise the option to repurchase the equity interest, the buyers shall have the option to purchase an additional 40% equity interest in the Target Companies for an additional purchase price of RMB 6,000,000. We did not exercise the option to repurchase the equity interest of the Target Companies and such option was terminated on February 28, 2014.  On March 27, 2014, the buyers gave notice of their intent to exercise their option to purchase the additional 40% equity interest upon satisfaction of the terms and conditions set forth in the Equity Interest Purchase Agreement, including, without limitation the approval of our shareholders prior to completion of the sale. In the event such approval is not obtained, the buyers may terminate the Equity Interest Purchase Agreement. Should the buyers exercise their option to purchase the additional 40% equity interest, and the Company’s shareholders approve the sale, we have the option to require the Buyers to purchase the remaining 20% equity interest for a purchase price of RMB 2,500,000.

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Significant Accounting Policies

While our significant accounting policies are more fully described in Note 2 to our consolidated financial statements, we believe the following accounting policies are the most critical to aid you in fully understanding and evaluating this management discussion and analysis.

Basis of Presentation

Our financial statements are prepared in accordance with generally accepted accounting principles in the U.S., or U.S. GAAP.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of SmartHeat’s U.S. parent and its subsidiaries, Taiyu, SanDeKe, SmartHeat Siping, Jinhui, SmartHeat Investment, SmartHeat Energy, SmartHeat Trading, SmartHeat Heat Exchange, SmartHeat Germany and SmartHeat Pump. All significant inter-company accounts and transactions were eliminated in consolidation.

In preparing the financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates, required by management, include the recoverability of long-lived assets, allowance for doubtful accounts, and the reserve for obsolete and slow-moving inventories. Actual results could differ from those estimates.

Accounts Receivable

We maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Accounts receivable are net of unearned interest. Unearned interest represents imputed interest on accounts receivable with due dates over one year from the invoice date discounted at our borrowing rate for the year. Based on historical collection activity, we had bad debt allowances of $55.33 million and $48.25 million at March 31, 2014 and December 31, 2013, respectively.

Revenue Recognition

Our revenue recognition policies are in compliance with SEC Staff Accounting Bulletin (“SAB”) 104 (codified in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605). Sales revenue is recognized when PHEs, heat meters and HPs are delivered, and for PHE Units when customer acceptance occurs, the price is fixed or determinable, no other significant obligations of ours exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue under “Advance from customers.”

Our agreements with our customers generally provide that 30% of the purchase price is due upon placement of an order, 30% upon delivery and 30% upon installation and acceptance of the equipment after customer testing. As a common practice in the heating manufacturing business in China, payment of the final 10% of the purchase price is due no later than the termination date of the standard warranty period, which ranges from 3 to 24 months from the acceptance date. Due to the slowdown of the Chinese economy and tightened monetary policy, and in order to attract and retain customers, the Company’s subsidiaries have adjusted their contract and payment terms on a case-by-case basis to permit for more flexible and longer payment terms.

Our standard warranty is provided to all customers and is not considered an additional service; rather, it is an integral part of the product sale. We believe the existence of the standard warranty in a sales contract does not constitute a deliverable in the arrangement and thus there is no need to apply the EITF 00-21 (codified in FASB ASC Topic 605-25) separation and allocation model for a multiple deliverable arrangement. SFAS 5 (codified in FASB ASC Topic 450) specifically addresses the accounting for standard warranties and neither SAB 104 nor EITF 00-21 supersedes SFAS 5. We believe accounting for our standard warranty pursuant to SFAS 5 does not impact revenue recognition because the cost of honoring the warranty can be reliably estimated.

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We charge for after-sales services provided after the expiration of the warranty period, with after-sales services mainly consisting of cleaning PHEs and repairing and exchanging parts. We recognize such revenue when service is provided. For the three months ended March 31, 2014 and 2013, revenue from after-sales services after the expiration of the warranty period was $46,244 and $81,630, respectively.

Foreign Currency Translation and Comprehensive Income (Loss)

The functional currency of our subsidiaries in China is RMB. The functional currency of SmartHeat Germany, our German subsidiary, is EUR. For financial reporting purposes, RMB and EUR were translated into USD as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income.” Gains and losses resulting from foreign currency transactions are included in income. There was no significant fluctuation in exchange rate for the conversion of RMB to USD after the balance sheet date.

We use Statement of Financial Accounting Standards (“SFAS”) No. 130, “Reporting Comprehensive Income” (codified in FASB ASC Topic 220). Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by shareholders, changes in paid-in capital and distributions to shareholders.

Recent Accounting Pronouncements

In January 2014, FASB issued, Accounting Standards Update 2014-01, Investments—Equity Method and Joint Ventures (Topic 323), Accounting for Investments in Qualified Affordable Housing Projects. The objective of this Update is to provide guidance on accounting for investments by a reporting entity in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. The amendments in this Update permit reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The amendments in this Update should be applied retrospectively to all periods presented. A reporting entity that uses the effective yield method to account for its investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. The amendments in this Update are effective for public business entities for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014.  The adoption of this ASU will not affect the Company’s financial statements.

In January 2014, FASB issued, Accounting Standards Update 2014-05, Service Concession Arrangements (Topic 853), The objective of this Update is to specify that an operating entity should not account for a service concession arrangement within the scope of this Update as a lease in accordance with Topic 840, Leases. Service concession arrangements may become more prevalent in the United States as public-sector entities seek alternative ways to provide public services on a more efficient and cost-effective basis. The amendments apply to an operating entity of a service concession arrangement entered into with a public-sector entity grantor when the arrangement meets certain conditions. The amendments in this Update should be applied on a modified retrospective basis to service concession arrangements that exist at the beginning of an entity’s fiscal year of adoption. The modified retrospective approach requires the cumulative effect of applying this Update to arrangements existing at the beginning of the period of adoption to be recognized as an adjustment to the opening retained earnings balance for the annual period of adoption. The amendments are effective for a public business entity for annual periods, and interim periods within those annual periods, beginning after December 15, 2014. The adoption of this ASU will not affect the Company’s financial statements.

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Results of Operations

Three months ended March 31, 2014 Compared to the Three months ended March 31, 2013

The following table sets forth the consolidated results of our operations for the periods indicated as a percentage of net sales, certain columns may not add due to rounding.

	2014		2013
	$	% of Sales	$	% of Sales
Sales	$4,959,966		$6,168,431
Cost of sales	5,363,957	108%	8,945,191	145%
Gross loss	(403,991)	(8)%	(2,776,760)	(45)%
Operating expenses	13,304,903	268%	10,036,338	163%
Loss from operations	(13,708,894)	(276)%	(12,813,098)	(208)%
Non-operating expenses, net	(152,054)	(3)%	(77,962)	(1)%
Income tax benefit	(14,536)	0.3%	(22,444)	0.4%
Noncontrolling interest	(4,770,467)	(96)%	(44,742)	(1)%
Net Loss to SmartHeat Inc.	$(9,075,945)	(183)%	$(12,823,874)	(208)%

The following table sets forth the results of our operations for our PHE and heat meter segment for the periods indicated as a percentage of net sales, certain columns may not add due to rounding.

	2014		2013
	$	% of Sales	$	% of Sales
Sales	$4,385,142		$5,671,793
Cost of sales	4,856,759	111%	8,680,737	153%
Gross loss	(471,617)	(11)%	(3,008,944)	(53)%
Operating expenses	11,577,866	264%	8,388,498	148%
Loss from operations	(12,049,483)	(275)%	(11,397,442)	(201)%
Non-operating expenses, net	(147,252)	(3)%	(191,579)	(3)%
Income tax expense (benefit)	90	0.002%	(6,147)	(0.1)%
Noncontrolling interest	(4,756,398)	(108)%	(37,228)	(1)%
Net Loss to SmartHeat Inc.	$(7,440,427)	(170)%	$(11,545,646)	(204)%

The following table sets forth the results of our operations for our HP segment for the periods indicated as a percentage of net sales, certain columns may not add due to rounding.

	2014		2013
	$	% of Sales	$	% of Sales
Sales	$574,824		$496,638
Cost of sales	507,198	88%	406,865	82%
Gross profit	67,626	12%	89,773	18%
Operating expenses	1,200,210	209%	1,332,234	268%
Loss from operations	(1,132,584)	(197)%	(1,242,461)	(250)%
Non-operating income, net	52,181	9%	155,152	31%
Income tax benefit	(14,626)	(3)%	(16,297)	(3)%
Noncontrolling interest	(14,069)	(2)%	(7,514)	(2)%
Net Loss to SmartHeat Inc.	$(1,051,709)	(183)%	$(1,063,498)	(214)%

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Sales. Net sales in the three months ended March 31, 2014, were $4.96 million, consisting of $1.96 million for PHEs, $2.20 million for PHE Units, $0.22 million for heat meters and $0.57 million for HPs, while net sales in the three months ended March 31, 2013, were $6.17 million, consisting of $2.00 million for PHEs, $3.52 million for PHE Units, $0.15 million for heat meters and $0.49 million for HPs, an overall decrease of $1.21 million or 20%. The 20% decrease in total revenue was due primarily to the decrease in sales of PHE units in the three months ended March 31, 2014, compared to the same period of 2013. However, sales of heat meters increased 47% and sales of HPs increased 16% in the three months ended March 31, 2014 compared to the same period of 2013.  The overall slow-down of the PRC economy and tight fiscal policy including restricted lending practice continued in the first quarter of 2014, which caused decline in new projects among state-owned enterprises and increased peer competition, despite a portion of the previously canceled or delayed orders were reinstated and performed in the first quarter of 2014, we obtained less new sales contracts in 2013 and 2014 for PHE unit which is more commonly used in real estate industry, the real estate industry is very slow in PRC in recent years with supply outpacing demand, decreased newly constructed properties put into market, and decreased trading volumes resulting from slow PRC economy, government control on real estate price increasing and tight bank lending policies.

We have a review process for approving each sales contract, including sales price. Sales price is determined under each contract in proportion to our estimated cost in order to ensure our gross profit. Our sales price varies according to each sale depending primarily on each customer’s specific requirements and our negotiation of the contract amount and term.

Cost of Sales. Cost of sales (“COS”) was $5.36 million in the three months ended March 31, 2014, compared to $8.95 million in the same period of 2013, a decrease of $3.58 million or 40%. The decrease in our COS is attributable to a decreased inventory impairment provision. We reserved $1.04 million for inventory impairment provision for PHEs and PHE Units during the three months ended March 31, 2014, compared with $4.85 million for the same period of 2013.  COS mainly consisted of the cost of materials, factory overhead and labor. Materials cost was 37% of total cost, while factory overhead cost was 55% and labor was 8% during the three months ended March 31, 2014, as compared to 42%, 47% and 11%, respectively, for the same period of 2013.  Our materials cost as a percentage of total costs decreased to 37% from the typical 42% as a result of decreased raw material price. Our products are custom-made; the raw material price varies based on the place of origin, which was chosen at customers’ choice. Combined with a significant decrease in inventory impairment provision, the COS as a percentage of sales was 108% in the three months ended March 31, 2014 compared with 145% for the same period of 2013.

We performed an inventory impairment assessment as of March 31, 2014 and December 31, 2013, for the write-down of raw materials and finished goods in inventory. We stock inventory, consisting of raw materials and finished goods, according to projected sales and customer orders, with steel plates and components for our products generally ordered two to three months in advance of anticipated production needs. As part of our impairment analysis, we performed an evaluation of raw materials stored over one year and not anticipated to be consumed, and an evaluation of potential impairment to the quality of these raw materials. If management anticipates that obsolete raw materials in inventory can be utilized and will be consumed within the next few months through new customer orders or substitute orders, no impairment is recorded. We collected information about delayed and canceled contracts and met with affected customers to discuss their financing situation and their projections of future orders. Finished goods manufactured for delayed and canceled contracts that we do not expect to be reinstated and contracts for which we have been unable to find substitute customers become impaired. We performed an evaluation of these finished goods stored over one year and recorded an impairment accordingly. We also analyzed whether to take a reserve for conversion costs of finished goods in inventory for resale to substitute customers. Following the completion of our impairment analysis, we had inventory impairment provision of $12,330,478 and $12,067,544 as of March 31, 2014 and December 31, 2013, respectively.

Gross Loss. Gross loss was $0.40 million in the three months ended March 31, 2014, compared to $2.78 million in the same period of 2013. Gross margin was (8)% and (45)% for the three months ended March 31, 2014 and 2013 respectively. The decrease in loss margin in the three months ended March 2014 was primarily due to decreased inventory impairment provision which was recorded in COS, and decreased raw material cost as a percentage to total cost.

31

Operating Expenses. Operating expenses consisting of selling, general and administrative expenses totaled $13.30 million in the three months ended March 31, 2014, compared to $10.04 million in the same period of 2013, an increase of $3.27 million or 33%. Operating expenses as a percentage of sales were 268% in the three months ended March 31, 2014, compared to 163% in the same period of 2013. The increase in operating expenses was mainly due to increased provision for bad debts of $8.75 million and general and administrative expense of $2.91 million for the three months ended March 31, 2014, compared with$4.76 million provision for bad debts and $2.34 million general and administrative expense for the three months ended March 31, 2013.

We recorded a bad debt allowance of $7.56 million for accounts receivable (consisting of $7.57 million for PHEs and related products and $(16,345) for HPs and related products), $1.19 million for bad debt allowance for other receivables (consisting of $1.19 million for PHEs and related products and $0 for HPs and related products), and $74,790 for allowance for advances to suppliers (consisting of $59,063 for PHEs related and $15,727 for HPs related), respectively, for the three months ended March 31, 2014, compared with $1.1 million for bad debt allowance for accounts receivable (consisting of $0.9 million for PHEs and related products and $0.2 million for HPs and related products), $3.7 million for bad debt allowance for other receivables (consisting of $3.6 million for PHEs and related products and $56,000 for HPs and related products), and $1.2 million for allowance for advance to suppliers (consisting of $(1.1) million for PHEs related and $2.3 million for HPs related), respectively, for the three months ended March 31, 2013. The increased bad debt allowance for accounts receivables was primarily attributable to payment delays caused by the working capital difficulties of many of our state-owned customers. Due to the deflationary fiscal policy of the PRC government in 2012 that continued into 2014, some of our state-owned customers encountered difficulties in obtaining grants from the government and loans from state-owned banks, both of which typically are used to finance the purchase of our products, which resulted in unexpected delays in the payment of our accounts receivable in a timely manner. Generally, we reserve for 50% of accounts receivable with aging over 180 days and 100% of accounts receivable with aging over 360 days as bad debt allowance. We do not expect a significant risk with respect to the overdue accounts receivable for which we took the bad debt allowance and continue to work to collect all amounts due. We believe the stringent fiscal policy impacting our customers in China will be temporary and the expansion and training of our marketing team and other employees will increase sales and improve the efficiency of our operations.

Non-operating expenses, net. Our net non-operating expenses for the three months ended March 31, 2014 was $0.15 million compared to $0.08 million for the same period of 2013, an increase of expenses of $0.07 million or 95%. The increase in non-operating expenses was due mainly to increased interest expense of $369,142 for the three months ended March 31, 2014, compared with $343,811 for the same period of 2013, and decreased net other income of $241,751 for the three months ended March 31, 2014, compared with $310,298 for the same period of 2013.  The net other income of $241,751 for the three months ended March 31, 2014 mainly consisted of income (net), from selling of raw material of $140,860, government subsidy of $46,372, after-sales services of $24,640, and other non-operating income of $29,880.  The net other income of $310,298 for the three months ended March 31, 2013, mainly consisted of income (net), from selling of raw material of $133,456; income (net) from after-sales services of $33,243, government subsidy of $39,818 and other non-operating income of $103,781.

Income tax benefit. We had income tax benefit of $14,536 for the three months ended March 31, 2014, compared to $22,444 for the same period of 2013. The effective income tax rate to taxable loss for the three months ended March 31, 2014, was (0.1)% compared to (0.2)% for the same period of 2013.

Net Loss. Our net loss for the three months ended March 31, 2014, was $9.08 million compared to net loss of $12.82 million for the same period of 2013, a decrease of $3.75 million or 29%. Net loss as a percentage of sales was 183% in the three months ended March 31, 2014, and net loss as a percentage of sales was 208% in the same period of 2013. This decrease in net loss was attributable to decreased inventory impairment provision and more loss attributable to noncontrolling interest resulting from the sale of 40% equity interest on Taiyu, Siping and Shenyang Energy on December 30, 2013.

Liquidity and Capital Resources

As of March 31, 2014, we had cash and equivalents of $8.41 million. Working capital was $33.55 million at March 31, 2014. The ratio of current assets to current liabilities was 1.70:1 at March 31, 2014.

Presently, the Company’s U.S. parent company is experiencing difficulty up streaming cash. As a consequence, the Company obtained a revolving line of credit providing for borrowings of up to $2.5 million, to address the cash needs of the Company’s U.S. parent. The outstanding balance under the Credit Agreement as of March 31, 2014 was $1.75 million.

32

The following is a summary of cash provided by or used in each of the indicated types of activities during the three months ended March 31, 2014 and 2013:

	2014	2013
Cash provided by (used in):
Operating activities	$(1,753,099)	$(1,841,126)
Investing activities	$349,488	$(238,644)
Financing activities	$(3,705,805)	$(1,159,974)

Net cash flow used in operating activities was $1.75 million in the three months ended March 31, 2014, compared to net cash flow used in operating activities of $1.84 million in the same period of 2013. The decrease in net cash outflow in operating activities was due mainly to increased cash inflow from advance to suppliers of $3.80 million in the three months ended March 31, 2014, compared with $0.94 million in the same period of 2013; decreased cash outflow by $4.95 million for inventory; cash inflow of $0.04 million from tax receivable in the three months ended March 31, 2014 compared with cash outflow of $2.03 million in the same period of 2013; and cash inflow of $3.25 million resulted from accrued liabilities and other payables in the three months ended March 31, 2014 compared with $0.04 million in the same period of 2013.

Net cash flow provided by investing activities was $0.35 million in the three months ended March 31, 2014, compared to net cash used in investing activities of $0.24 million in the same period of 2013. In the three months ended March 31, 2014, we had $0.74 million cash inflow from note receivable, $0.87 million cash inflow from changes in restricted cash, offset with $10,260 cash outflows for purchase of fixed assets and $1.25 million cash outflows from advance for equipment purchase; while in the same period of 2013, we had $0.27 million cash inflow from notes receivable, offset with $0.25 million cash outflow from changes in restricted cash and $0.26 million cash outflow for purchase of fixed assets.

Net cash flow used in financing activities was $3.71 million in the three months ended March 31, 2014, compared to net cash used in financing activities of $1.16 million in the same period of 2013. The cash outflow in the three months ended March 31, 2014 consisted primarily of repayment on short-term loans of $11.33 million, but offset by proceeds from a credit line of $0.45 million and proceeds from short-term loans of $7.18 million. In the three months ended March 31, 2013, we had repayment on short-term loans of $24.28 million, but offset by proceeds of $0.3 million from a credit line and $22.82 million in proceeds from short-term loans.

Our agreements with our customers generally provide that 30% of the purchase price is due upon the placement of an order, 30% upon delivery and 30% upon installation and acceptance of the equipment after customer testing. As a common practice in the heating manufacturing business in China, payment of the final 10% of the purchase price is due no later than the termination date of the standard warranty period, which ranges from 3 to 24 months from the acceptance date, or up to 2 heating seasons. Our receipts from sales of our products depend on the complexity of the equipment ordered, which impacts manufacturing, delivery, installation, testing times and warranty periods. For example, PHEs and HPs are less complex than PHE Units and therefore have a shorter manufacturing, acceptance, warranty and payment schedule. We experience payment delays from time to time, which historically have been from 1 to 3 months from the due date, but given the temporary financial difficulties of some of our state-owned customers resulting from tightened fiscal policies in China, we have experienced longer payment delays from these customers. Our accounts receivable and inventory turnover are relatively low and days sales outstanding ratio relatively high. Consequently, collection on our sales is slow and capital is tied up in inventories, which may result in pressure on cash flows. The low accounts receivable turnover and high days outstanding in the three months ended March 31, 2014, was due primarily to the financial difficulties of some of our state-owned customers that resulted in delays in payment. The low inventory turnover rate in the three months ended March 31, 2014, was due to overall less purchase orders received from our state-owned customers in China who are having temporary financial difficulties.

As of March 31, 2014, we had gross accounts receivable of $61,435,491, of which $3,660,465 was with aging within 30 days, $3,542,012 with aging between 31 and 90 days, $12,235,244 with aging between 91and 180 days, $18,257,601 with aging between 181 and 360 days, and $23,740,169 with aging over 360 days. At March 31, 2014, net accounts receivable was $2,054,887, or gross accounts receivable of $61,435,491 less bad debt allowance of $55,331,038, unearned interest of $26,416, and total retention receivables of $4,023,150.

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Our accounts receivable typically remain outstanding for a significant period of time based on the standard payment terms with our customers described above. The increase in amount of accounts receivable outstanding for more than 180 days was due mainly to payment delays from certain state-owned customers that experienced working capital difficulties because of the current deflationary fiscal policy of the PRC government. Bad debt allowance was reserved in accordance with the Company’s accounting policy, though the Company continues to work to collect all funds due.

We recognize the final 5-10% of the purchase price as retention receivable, which is due no later than the termination of our warranty period. The deferral of the final payment is a common practice in the heating manufacturing business in China. Sometimes our customers are required to deposit 5-10% of the sales price on high value products, like an assembled heat exchanger unit or the main part of a PHE, into designated bank accounts as restricted cash for securing the payment after such period expires. Based on our historical experience, there have been no defaults on such deferrals. Therefore, we believe the potential risks and uncertainty associated with defaults on such receivables are not material. As of this report date, the Company collected 59% of the accounts receivable that were outstanding as of December 31, 2012, and collected 16% of the accounts receivable that were outstanding as of December 31, 2013.

Dividend Distribution

We are a U.S. holding company that conducts substantially all of our business through our wholly owned and other consolidated operating entities in China and Germany. We rely in part on dividends paid by our subsidiaries in China for our cash needs, including the funds necessary to pay dividends and other cash distributions to our shareholders, to service any debt we may incur and to pay our operating expenses. The payment of dividends by entities organized in China is subject to limitations. In particular, PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in China. Our PRC subsidiaries also are required to set aside at least 10% of their after-tax profit based on PRC accounting standards each year to a statutory surplus reserve fund until the accumulative amount of such reserve reaches 50% of registered capital. These reserves are not distributable as cash dividends. In addition, our PRC subsidiaries, at their discretion, may allocate a portion of their after-tax profit to their staff welfare and bonus fund, which may not be distributed to equity owners except in the event of liquidation. Moreover, if any of our subsidiaries incur debt on its own behalf in the future, the instruments governing the debt may restrict such subsidiary’s ability to pay dividends or make other distributions to us. Any limitation on the ability of one of our subsidiaries to distribute dividends and other distributions to us could materially and adversely limit our ability to make investments or acquisitions that could be beneficial to our businesses, pay dividends or otherwise fund and conduct our business.

Off-Balance Sheet Arrangements

We have not entered into any other financial guarantees or other commitments to guarantee the payment obligations of any third parties other than as described following under “Contractual Obligations.” We have not entered into any derivative contracts that are indexed to our shares and classified as stockholders’ equity or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. We do not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

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Contractual Obligations

The Company was obligated for the following short-term loans as of March 31, 2014 and December 31, 2013:

	2014	2013	Subsidiary obligated
From a commercial bank in the PRC for RMB 7,200,000 entered into on February 20, 2014.The loan bore interest at 6% with maturity on February 19, 2015.	$1,170,332	$-	Taiyu
From a commercial bank in the PRC for RMB 2,640,565 entered into on January 3, 2014. The loan bore interest at 6.22% with maturity on July 29, 2014. This loan was pledged by the Taiyu’s accounts receivable.	429,213	-	Taiyu
From a commercial bank in the PRC for RMB 7,935,243 entered into on January 3, 2014. The loan bore interest at 6.22% with maturity on July 29, 2014. The loan was pledged by the Taiyu’s accounts receivable.	1,289,843	-	Taiyu
From a commercial bank in the PRC for RMB 16,080,000 entered into on January 16, 2014. The loan bore interest at 6.22% with maturity on August 8, 2014. The loan was pledged by Taiyu’s accounts receivable.	2,613,741	-	Taiyu
From a commercial bank in the PRC for RMB 4,685,723 entered into on January 22, 2014. The loan bore interest at 6.22% with maturity on August 20, 2014. The loan was pledged by Taiyu’s accounts receivable.	761,646	-	Taiyu
From a commercial bank in the PRC for RMB 5,377,441 entered into on January 22, 2014. The loan bore interest at 6.22% with maturity on August 20, 2014. The loan was pledged by the Taiyu’s accounts receivable.	874,082	-	Taiyu
From a commercial bank in the PRC for RMB 13,344,190 entered into on June 26, 2012. The loan bore interest at 6.16% with maturity on January 18, 2014. The loan was repaid at maturity.	-	2,188,684	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on November 30, 2012. The loan bore interest at 7.87% with maturity on November 22, 2014. The loan was guaranteed by Taiyu.	1,625,461	1,640,178	Siping
From a commercial bank in the PRC for RMB 40,000,000 entered into on March 11, 2013. The loan bore interest at 6.60% with maturity on March 10, 2014. The loan was guaranteed by Siping, HeatPump and management of Chinese subsidiaries. This loan was repaid at maturity.	-	6,560,711	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on May 21, 2013. The loan bore interest at 6.60% with maturity on May 20, 2014. This loan was repaid at maturity.	1,625,461	1,640,178	Taiyu
From a commercial bank in the PRC for RMB 5,000,000 entered into on August 29, 2013. The loan bore interest at 7.20% with maturity on August 29, 2014. The loan was guaranteed by Taiyu.	812,731	820,089	Siping
From a commercial bank in the PRC for RMB 5,000,000 entered into on September 4, 2013. The loan bore interest at 7.20% with maturity on September 4, 2014. The loan was guaranteed by Taiyu.	812,731	820,089	Siping
From a commercial bank in the PRC for RMB 30,000,000 entered into on August 8, 2013. The loan bore interest at 6.90% with maturity on August 7, 2014.	4,876,384	4,920,533	Taiyu
From a commercial bank in the PRC for RMB 9,900,000 entered into on September 18, 2013. The loan bore interest at 6.0% with maturity on September 17, 2014. This loan was pledged by Taiyu’s accounts receivable.	1,609,207	1,623,776	Taiyu
From a commercial bank in the PRC for RMB 9,900,000 entered into on October 11, 2013. The loan bore interest at 6.0% with maturity on October 10, 2014. This loan was pledged by Taiyu’s accounts receivable.	1,609,207	1,623,776	Taiyu
From a commercial bank in the PRC for RMB 16,000,000 entered into on July 10, 2013. The loan bore interest at 6.0% with maturity on January 9, 2014. This loan was pledged by Taiyu’s accounts receivable. This loan was repaid at maturity.	-	2,624,285	Taiyu
TOTAL	$20,110,039	$24,462,299

35

The banks sometimes require loan guarantee provided by a third party to the Company, the third party loan guarantor was Liaoning Wugang Metal Trading Co., Ltd. (“Liaoning Wugang”), with a maximum guarantee of RMB 46 million ($7.32 million). The guarantee is for the loans entered from February 20, 2012 to August 16, 2013, with the guarantee length equal to the loan term; the guarantee service was extended for the loans entered or will be entered from September 18, 2013 to September 12, 2014 with the guarantee length equal to the loan term, the maximum guarantee amount was revised to RMB 44 million ($7.05 million).  The Company was not required to pay any guarantee fees. However, the Company has contracted to provide similar guarantees for up to RMB 20 million ($3.18 million) to Liaoning Guorui Commercial Trading Co., Ltd. (“Guorui”). The guarantee is for the loans entered from January 12, 2012 to January 11, 2013 with the guarantee length equal to the loan term, the Company does not require Guorui to pay any guarantee fees.  The Company did not extend the guarantee term for Guorui after January 11, 2013.  These arrangements are common to the banking industry in China, and there are no other relationships between the Company and Liaoning Wugang or Guorui, both of whom were referred to the Company by the lending bank.  As of March 31, 2014 and December 31, 2013, the Company did not have any loan guarantees from Liaoning Wugang.

The Company was obligated for the following long-term loan as of March 31, 2014:

The Company entered into a long-term loan of $2,113,100 (RMB 13 million) with China Construction Bank on November 30, 2013 with maturity on November 29, 2015. The interest rate for the loan is variable currently at 6.46%, and to be paid on the 20th of each month. This loan is guaranteed by Taiyu’s building and land.

Contingencies

On August 31, 2012, a putative class action lawsuit, Steven Leshinsky v. James Wang, et. al., which purported to allege federal securities law claims against the Company and certain of its former officers and directors, was filed in the United States District Court for the Southern District of New York.  Thereafter, two plaintiffs filed competing motions to be appointed lead plaintiff in the proceeding.  A lead plaintiff was appointed and an amended complaint was filed on January 28, 2013, by the Rosen Law Firm. The amended complaint included Oliver Bialowons, our President, and Michael Wilhelm, our former Chief Financial Officer, as defendants in the proceeding though they were not officers of the Company during the alleged class period. A second amended complaint was filed on April 8, 2013, under the caption  Stream Sicav, Dharanendra Rai et al. v. James Jun Wang , Smartheat, Inc. et al., removing Messrs. Wilhelm and Bialowons as defendants.  The second amended complaint alleges two counts against the Company, both asserting violations of the federal securities laws arising from alleged insider sales or management sales of securities and alleged false disclosures relating to those sales. On May 8, 2013, we filed a motion to dismiss the second amended complaint which was denied. On March 17, 2014 the court, denied, the lead plaintiff's motion for class certification, without. Discovery is now proceeding. The pleadings and court orders are publicly available. We intend to vigorously defend this action, as we believe the allegations against us are without merit.

Item 3. Quantitative and Qualitative Disclosures about Market Risk

Not applicable.

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Item 4. Controls and Procedures

Disclosure Controls and Procedures

Our management, with the participation of our President and Acting Chief Accountant, our principal executive officer and principal financial officer, respectively, evaluated the effectiveness of our disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act as of the end of the period covered by this report. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our President and Acting Chief Accountant, as appropriate, to allow timely decisions regarding required disclosure. Based on this evaluation, our President and Acting Chief Accountant concluded that, as of March 31, 2014, our disclosure controls and procedures were not effective as of such date because of a material weakness identified in our internal control over financial reporting related to our internal level of U.S. GAAP expertise. We lack sufficient personnel with the appropriate level of knowledge, experience and training in U.S. GAAP for the preparation of financial statements in accordance with U.S. GAAP. None of our internal accounting staff, including our Acting Chief Accountant, that are primarily responsible for the preparation of our books and records and financial statements in compliance with U.S. GAAP holds a license such as Certified Public Accountant in the U.S., nor have any attended U.S. institutions or extended educational programs that would provide enough of the relevant education relating to U.S. GAAP.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that occurred during the quarter ended March 31, 2014, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting. In designing and evaluating the disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives. In addition, the design of disclosure controls and procedures must reflect the fact that there are resource constraints and that management is required to apply its judgment in evaluating the benefits of possible controls and procedures relative to their costs.

37

PART II. OTHER INFORMATION

Item 1. Legal Proceedings

On August 31, 2012, a putative class action lawsuit, Steven Leshinsky v. James Wang, et. al., which purported to allege federal securities law claims against the Company and certain of its former officers and directors, was filed in the United States District Court for the Southern District of New York.  Thereafter, two plaintiffs filed competing motions to be appointed lead plaintiff in the proceeding.  A lead plaintiff was appointed and an amended complaint was filed on January 28, 2013, by the Rosen Law Firm. The amended complaint included Oliver Bialowons, our President, and Michael Wilhelm, our former Chief Financial Officer, as defendants in the proceeding though they were not officers of the Company during the alleged class period. A second amended complaint was filed on April 8, 2013, under the caption  Stream Sicav, Dharanendra Rai et al. v. James Jun Wang , Smartheat, Inc. et al., removing Messrs. Wilhelm and Bialowons as defendants.  The second amended complaint alleges two counts against the Company, both asserting violations of the federal securities laws arising from alleged insider sales or management sales of securities and alleged false disclosures relating to those sales. On May 8, 2013, we filed a motion to dismiss the second amended complaint which was denied. On March 17, 2014 the court, denied, the lead plaintiff's motion for class certification, without prejudice. Discovery is now proceeding. The pleadings and court orders are publicly available. We intend to vigorously defend this action, as we believe the allegations against us are without merit.

We may become involved in various lawsuits and legal proceedings arising in the ordinary course of business. Litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may have an adverse effect on our business, financial conditions or operating results. Other than the proceedings we have disclosed below, we are currently not aware of any such legal proceedings or claims that will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

Item 1A. Risk Factors

You should consider carefully the factors discussed in the “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013, which could materially affect our business.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3. Defaults Upon Senior Securities

None.

Item 4. Mine Safety Disclosures

Not applicable.

Item 5. Other Information

None.

Item 6. Exhibits

See the Exhibit Index following the signature page to this Quarterly Report on Form 10-Q for a list of exhibits filed or furnished with this report, which Exhibit Index is incorporated herein by reference.

38

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMARTHEAT INC.
(Registrant)

Date: June 26, 2014	By:	/s/ Oliver Bialowons
Oliver Bialowons President (Principal Executive Officer and Duly Authorized Signatory)

39

EXHIBIT INDEX

Exhibit No.	Document Description
31.1 †	Certification of President pursuant to Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2 †	Certification of Acting Chief Accountant pursuant to Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1 ‡	Certifications of President and Acting Chief Accountant pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
101.INS†	XBRL Instance Document
101.SCH†	XBRL Schema Document
101.CAL†	XBRL Calculation Linkbase Document
101.DEF†	XBRL Definition Linkbase Document
101.LAB†	XBRL Label Linkbase Document
101.PRE†	XBRL Presentation Linkbase Document

† Filed herewith
‡ Furnished herewith

40

Annex C

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

(Mark One)

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2013.

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from          to

Commission file number 001-34246

SMARTHEAT INC.
(Exact name of registrant as specified in its charter)

Nevada	98 -0514768
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141
(Address of principal executive offices)

Registrant’s telephone number, including area code:
+86 (24) 2519-7699

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:
Common Stock, par value $0.001 per share

Securities registered pursuant to Section 12(g) of the Act:
None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes  ☐                      No  ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
Yes  ☐                      No  ☑

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes  ☑                      No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☐                        No ☑

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.
☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☑
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).
Yes  ☐                      No  ☑

The aggregate market value of voting common stock held by non-affiliates computed by reference to the price at which the common stock was last sold on June 30, 2013, was $0.50 per share. Accordingly, effective as of June 30, 2013, the registrant’s aggregate market value was less than $50 million and the registrant qualifies for “smaller reporting company” status under Rule 12b-2 of the Exchange Act and is subject to the disclosure requirements and filing deadlines for smaller reporting companies.

As of April 4, 2014, there were 6,583,399 shares of common stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE:

None.

SMARTHEAT INC.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which include, but are not limited to, statements concerning our projected revenues, expenses, gross profit and income, mix of revenue, demand for our products, the benefits and potential applications for our products, the need for additional capital, our ability to obtain and successfully perform additional new contract awards and the related funding and profitability of such awards, the competitive nature of our business and markets and product qualification requirements of our customers. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by us. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “potential,” “believes,” “seeks,” “hopes,” “estimates,” “should,” “may,” “will,” “with a view to” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Such factors include, but are not limited to the following:

•	our goals and strategies;

•	our expansion plans;

•	our future business development, financial conditions and results of operations;

•	the expected growth of the market for PHE products, heat meters and heat pumps in China;

•	our expectations regarding demand for our products;

•	our expectations regarding keeping and strengthening our relationships with key customers;

•	our ability to stay abreast of market trends and technological advances;

•	our ability to protect our intellectual property rights effectively and not infringe on the intellectual property rights of others;

•	our ability to attract and retain quality employees;

•	our ability to pursue strategic acquisitions and alliances;

•	competition in our industry in China;

•	general economic and business conditions in the regions in which we sell our products;

•	relevant government policies and regulations relating to our industry; and

•	market acceptance of our products.

Additionally, this report contains statistical data that we obtained from various publicly available government publications and industry-specific third party reports. Statistical data in these publications also include projections based on a number of assumptions. The markets for PHEs, PHE Units, heat meters and heat pumps may not grow at the rates projected by market data, or at all. The failure of these markets to grow at the projected rates may have a material adverse effect on our business and the market price of our common stock. In addition, the changing nature of our customers’ industries results in uncertainties in any projections or estimates relating to the growth prospects or future condition of our market. Furthermore, if any one or more of the assumptions underlying the market data is later found to be incorrect, actual results may differ from the projections based on these assumptions.

Unless otherwise indicated, information in this report concerning economic conditions and our industry is based on information from independent industry analysts and publications, as well as our estimates. Except where otherwise noted, our estimates are derived from publicly available information released by third party sources, as well as data from our internal research, and are based on such data and our knowledge of our industry, which we believe to be reasonable. None of the market data from independent industry publications cited in this report was prepared on our or our affiliates’ behalf.

Additional information on the various risks and uncertainties potentially affecting our operating results are discussed in this report and other documents we file with the Securities and Exchange Commission, or the SEC, or upon written request to our corporate secretary at: A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on these forward-looking statements.

As used in this report, “SmartHeat,” “Company,” “we,” “our” and similar terms refer to SmartHeat Inc., unless the context indicates otherwise.

Our functional currency is the U.S. Dollar, or USD, while the functional currency of our subsidiaries in China are denominated in Chinese Yuan Renminbi, or RMB, the national currency of the People’s Republic of China, which we refer to as the PRC or China, and the functional currency of our subsidiary in Germany is denominated in Euros, or EUR. The functional currencies of our foreign operations are translated into USD for balance sheet accounts using the current exchange rates in effect as of the balance sheet date and for revenue and expense accounts using the average exchange rate during the fiscal year. See Note 2 of the consolidated financial statements included herein.

Effective February 7, 2012, we implemented a one-for-ten reverse stock split of our common stock. Unless otherwise indicated, all share amounts and per share prices in this Annual Report on Form 10-K were retroactively adjusted to reflect the effect of this reverse stock split. See Note 1 of the consolidated financial statements included herein.

PART I

Item 1. Business

General

We are a U.S. holding company with no material assets other than the ownership interests of our foreign subsidiaries that design, manufacture and sell PHEs and related systems in the People’s Republic of China (“PRC”) and Germany. A PHE is a device that transfers heat from one fluid to another fluid across large metal plates. PHE products are used in the industrial, residential and commercial sectors to make energy use more efficient and to reduce pollution by reducing the need for coal fired boilers. Our subsidiaries design, manufacture, sell and service PHEs, PHE Units, which combine PHEs with various pumps, temperature sensors, valves and automated control systems, heat meters and heat pumps for use in commercial and residential buildings. They also design, manufacture and sell spiral heat exchangers and tube heat exchangers. Their products and related systems are an increasingly important element in providing a clean technology solution to energy consumption and air pollution problems in China and are commonly used in a wide variety of industrial processes where heat transfer is required. Common applications include energy conversion for heating, ventilation and air conditioning (“HVAC”), and industrial use in petroleum refining, petrochemicals, metallurgy, food and beverage and chemical processing. Our subsidiaries sell their products under the SmartHeat and Taiyu brand names and also sell PHEs under the Sondex brand name as an authorized dealer of Sondex PHEs in China .

Our History

We were incorporated in the State of Nevada on August 4, 2006, under the name Pacific Goldrim Resources, Inc., as an exploration stage corporation with minimal operations, to engage in the exploration for silver, lead and zinc. On April 14, 2008, we changed our name to SmartHeat Inc. and entered into a Share Exchange Agreement (the “Share Exchange Agreement”), to acquire Shenyang Taiyu Machinery & Electronic Equipment Co., Ltd., subsequently renamed SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd. (“Taiyu”), a privately held Sino-foreign joint venture company formed under the laws of the PRC on July 24, 2002, and engaged in the design, manufacture, sale and service of PHE products in China. The Share Exchange Agreement was entered into by SmartHeat, Taiyu and the shareholders of Taiyu. At the closing of the Share Exchange Agreement, all of the equitable and legal rights, title and interests in and to Taiyu’s share capital of Yuan 25,000,000 were exchanged for 1,850,000 shares of SmartHeat common stock (the “Share Exchange”). We received PRC government approval on May 28, 2008, of our subscription for 71.6% of the registered capital of Taiyu, and approval on June 3, 2009, of the transfer of the remaining 28.4% ownership of Taiyu from the original joint venture shareholders who had received shares of our common stock in the Share Exchange. As a result of the Share Exchange and subsequent transactions contemplated by the Share Exchange Agreement, and receipt of the above PRC government approvals, Taiyu became our wholly foreign-owned enterprise, or WFOE.

Prior to our acquisition of Taiyu, we had no interest in any property, but had the right to conduct exploration activities on 13 mineral title cells covering 27,027 hectares (66,785 acres) in the Slocan Mining Division of southeastern British Columbia, Canada. In connection with the acquisition of Taiyu, we transferred all of our pre-closing assets and liabilities (other than the obligation to pay a $10,000 fee to our audit firm) to a wholly owned subsidiary, PGR Holdings, Inc., a Nevada corporation (“SplitCo”), under the terms of an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations dated April 14, 2008. We sold all of the outstanding capital stock of SplitCo to Jason Schlombs, our former director and officer and one of our major shareholders, pursuant to a Stock Purchase Agreement dated April 14, 2008, in exchange for the return of his 250,000 shares of our common stock to us for cancellation.

As an expansion of our business following our acquisition of Taiyu, we acquired and established strategic subsidiaries in China and Germany. On September 25, 2008, we acquired SanDeKe Co., Ltd., or SanDeKe, a Shanghai-based manufacturer of PHEs. On June 16, 2009, we completed an asset purchase transaction with Siping Beifang Heat Exchanger Manufacture Co., Ltd., or Siping Beifang, to set up a new manufacturing facility under our newly incorporated subsidiary, SmartHeat Siping Beifang Energy Technology Co., Ltd., or SmartHeat Siping. On August 14, 2009, we formed Beijing SmartHeat Jinhui Energy Technology Co., Ltd., or Jinhui, a joint venture in Beijing of which we own 52%, to provide consulting services and expand our sales of PHEs into new industries and regions of China. On April 7, 2010, we formed SmartHeat (China) Investment Co., Ltd., or SmartHeat Investment, as an investment holding company in Shenyang for our investment in and establishment of new companies and businesses in China. On April 12, 2010, SmartHeat Investment formed SmartHeat (Shenyang) Energy Equipment Co., Ltd., or SmartHeat Energy, as its wholly owned subsidiary for the research, development, manufacturing and sales of energy products. On May 6, 2010, we formed SmartHeat (Shanghai) Trading Co., Ltd., or SmartHeat Trading, through a nominee, Cleantech Holdings Inc., a British Virgin Islands company, or Cleantech Holdings, to market and expand sales of our branded products in China. Effective as of November 9, 2011, we terminated the nominee-owner relationship and acquired direct control over SmartHeat Trading. On December 2, 2010, we formed Hohhot Ruicheng Technology Co., Ltd., or Ruicheng, a joint venture in Hohhot City, China, for the design and manufacture of heat meters, of which we acquired 51% of the equity interest on January 7, 2011. On March 1, 2011, we entered into a purchase agreement to acquire 95% of the equity interests in Shenyang Bingchuan Refrigerating Machine Limited Company, a Shenyang-based state-owned heat pump manufacturer and designer subsequently renamed SmartHeat (Shenyang) Heat Pump Technology Co., Ltd., or SmartHeat Pump. On November 1, 2011, we increased the registered capital of SmartHeat Pump and thereby increased our ownership percentage to 98.8%. On March 3, 2011, we completed the acquisition of Gustrower Warmepumpen GmbH, subsequently renamed SmartHeat Deutschland GmbH, or SmartHeat Germany, a designer and manufacturer of high efficiency heat pumps in Germany, to extend our clean technology heating solutions into the rapidly growing heat pump markets in Europe and China. We subsequently transferred ownership of SmartHeat Germany to SmartHeat Pump. On April 10, 2012, we established a new joint venture named Urumchi XinRui Technology Limited Liability Company (“XinRui”), of which we own 46%.

1

Our Business Segments

On August 23, 2013, the Company formed two new wholly-owned subsidiaries in the state of Nevada, Heat HP, Inc.(“Heat HP”) and Heat PHE, Inc. (“Heat PHE”), in order to reorganize the Company’s ownership structure over its subsidiaries. On August 23, 2013, the Company entered into an assignment agreement (“Assignment Agreement”)with each of Heat HP and Heat PHE which effected the reorganization.  The reorganization was performed so the Company’s subsidiaries would be organized along their respective operating segments with Heat HP holding those subsidiaries that operated in the heat pumps and related products segment and Heat PHE holding those subsidiaries that operated in the plate heating equipment, meters and related products segment.  The Company initially presented its financial results for the quarter ended March 31, 2013, in accordance with these operating segments and has continued segment reporting since that time.

Under the Assignment Agreement with Heat HP, the Company agreed to transfer, and in the case of indirectly owned subsidiaries, cause to be transferred, to Heat HP the following subsidiaries of the Company:

Heat HP
SmartHeat (China) Investment Co., Ltd.
SmartHeat (Shenyang) Heat Pump Technology Co., Ltd.
SmartHeat Deutschland GmbH
SmartHeat (Shanghai) Trading Co., Ltd.
Beijing SmartHeat Jinhui Energy Technology Co., Ltd.

Under the Assignment Agreement with Heat PHE, the Company agreed to transfer, and in the case of indirectly owned subsidiaries, cause to be transferred, to Heat PHE the following subsidiaries of the Company:

Heat PHE
SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd.
SanDeKe Co., Ltd.
SmartHeat (Shenyang) Energy Equipment Co., Ltd.
SmartHeat Siping Beifang Energy Technology Co., Ltd.
Hohhot Ruicheng Technology Co., Ltd.

For financial information regarding our business segments, see Note [2] of the Notes to Consolidated Financial Statements, included in Part II, Item [8] of this report.

Sale of Equity Interests

On December 30, 2013, the Company sold 40% of the Company’s equity interests in SmartHeat Taiyu (Shenyang) Energy; SmartHeat Siping Beifang Energy Technology Co., Ltd.; SmartHeat (Shenyang) Energy Equipment Co. Ltd.; Hohot Ruicheng Technology Co., Ltd.; and Urumchi XinRui Technology Limited Liability Company (collectively, the “Target Companies”). The purchase price was RMB 5,000,000. The Company retained an option to repurchase the equity interests of the Target Companies from the buyers at a purchase price of RMB 5,600,000 which terminated on February 28, 2014.  The Company did not exercise its option to repurchase the equity interest, and, as a result, the purchasers have the option to purchase an additional 40% equity interest in the Target Companies for an additional purchase price of RMB 6,000,000 on or before March 31, 2014, which has been exercised and is subject to shareholders’ approval. If the sale is approved by the Company’s shareholders, the Company may require the purchasers to purchase the remaining 20% equity interest for a purchase price of RMB 2,500,000.

The buyers consisted of 25 natural P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajuan Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively.  Huajuan Ai, Wen Sha, Jun Wang and Xudong Wang are also principals in Northtech Holdings Inc., the company that provided a credit line of $2.5 million to the Company.

2

Our Corporate Structure

Our corporate structure as of the date of this report is set forth in the following diagram. SanDeKe and SmartHeat Investment are WFOEs authorized by their respective business licenses to operate our businesses in China. SmartHeat Deutschland GmbH is wholly owned by Heat HP Inc. We own 52% and 30.6%, respectively, of the equity interests in our PRC-based joint venture companies, Jinhui and Ruicheng. SmartHeat Energy is a wholly owned subsidiary of SmartHeat Investment. Taiyu owns 98.8% of the equity interests of SmartHeat Pump. Prior to November 9, 2011, we had no direct ownership interest in SmartHeat Trading; instead, we controlled and were entitled to 100% of the profit or loss of SmartHeat Trading under contractual arrangements. Effective as of November 9, 2011, we terminated the nominee-owner relationship and acquired direct control over SmartHeat Trading.

3

*On August 23, 2013, SmartHeat entered into Assignments agreements with each of Heat HP and Heat PHE in order to reorganize the structure of its subsidiaries.  Under the Assignment Agreements SmartHeat agreed to be transfer, and in the case of indirectly owned subsidiaries, cause to be transferred, certain subsidiaries to each of Heat HP and Heat PHE. Further, under the Assignment Agreements, the SmartHeat agreed to cause its directly and indirectly owned subsidiaries to record these transfers with the applicable government agency in the People’s Rpublic of China, and in the case of SmartHeat Germany, in Germany. The restructured entity is reflected above after giving effect to the sale of 40% of the Company’s ownership interests in SmartHeat Taiyu (Shenyang) Energy; SmartHeat Siping Beifang Energy Technology Co., Ltd.; SmartHeat (Shenyang) Energy Equipment Co. Ltd.; Hohot Ruicheng Technology Co., Ltd.; and Urumchi XinRui Technology Limited Liability Company on December 31, 2014.

(1) We hold through 98.8% of the equity interest in SmartHeat Pump, with the remaining 1.2% of the equity interest held by Shenyang Economic and Technological Development Zone State-owned Assets Management Co., Ltd.

(2) We control 52% of Jinhui pursuant to a joint venture agreement entered into with the minority owner, Beijing Jun Tai Heng Rui Investment Consultancy Co. Ltd.

(3) We control 30.6% of Ruicheng pursuant to a joint venture agreement entered into with the minority owners, Hohhot Chengfa Heating Co. Ltd. and Beijing Taiyu Huineng Machinery and Electronic Equipment Co. Ltd. and our sale of 40% of our equity interests to the Chinese buying group.

Our Offices

Our principal offices are located at A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141. Our telephone number is +86 (24) 2519-7699. Our website is www.smartheatinc.com. Copies of our annual, quarterly and current reports and any amendments thereto filed with or furnished to the SEC are available free of charge through our website as soon as reasonably practicable after such reports are available on the SEC website at www.sec.gov. Furthermore, a copy of this Annual Report is located at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 1-800-SEC-0330. We make available free of charge on our website our Code of Conduct and the charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Recent Developments

In response to inflationary concerns, the PRC government tightened fiscal policies beginning in 2011 that contributed to a general slowdown in many sectors of China’s economy and restricted bank lending practices.  Historically, approximately 40% of our subsidiaries’ customers, representing the majority of their total sales, consist of state-owned enterprises in China. Many of these customers, the majority of who are real estate developers, encountered difficulties in 2011 in obtaining grants from the PRC government and faced an extended bank loan application process, both of which typically are used to finance the purchase of our subsidaries’ products. These conditions continued into 2013. Accordingly, the continued deflationary policy of the PRC government still affects the rate of growth of our sales of PHEs and PHE Units as certain state-owned enterprises deferred bidding for new projects because of their working capital difficulties or abandoned existing projects. The decline in new projects among state-owned enterprises and increased peer competition contributed to a decline in sales of PHEs and PHE Units in 2011 and 2012.  Our subsidiaries also canceled contracts in 2011 with certain of these state-owned customers that were unable to make payments or that had requested adjustments to their payment terms in response to their financial difficulties. Although these events caused a decrease in sales in 2011 and 2012, a portion of the canceled PHE and PHE Unit orders were reinstated in the year ended 2012 and we expect that additional orders and contracts that were canceled or partially delayed will be performed in early 2014, reducing the impact of the drop in our sales over the long term. Furthermore, the PRC government remains committed to the construction of affordable housing projects and emission-reduction and energy-saving policies, which we believe will continue to drive demand for our subsidiaries’ heat transfer products.

In the second quarter of 2012, we replaced our senior management and certain members of our Board of Directors as part of a broad restructuring plan. Jun Wang, our former Chief Executive Officer, Xudong Wang our former Vice President of Strategy and Development and Wen Sha, our former Vice President of Marketing, all resigned from their respective positions with us, but retained their positions with our subsidiaries. Zhijuan Guo, our former Chief Financial Officer, resigned from all of her positions with us and our subsidiaries. We appointed Oliver Bialowons and Michael Wilhelm to serve as our President and Chief Financial Officer, respectively. Mr. Bialowons was also appointed to our Board of Directors, in addition to Kenneth Scipta, who filled the vacancy left by Arnold Staloff, our former Audit Committee Chairman. We also hired Nimbus Restructuring Manager LLC (“Nimbus”) to act as our restructuring advisor.

4

On July 27, 2102, we entered into a secured, revolving credit facility under the terms of a Credit and Security Agreement (the “Credit Agreement") with Northtech Holdings, Inc., a British Virgin Islands business corporation (“Northtech”) owned by Jun Wang, Xudong Wang, Wen Sha and Jane Ai. As amended on December 21, 2012 and again on August 23, 2013, the Credit Agreement provides for borrowings of up to $2,500,000 with any amounts borrowed maturing on April 30, 2014. Borrowings under the Credit Agreement are secured by 55% of the equity interest in each of our wholly or directly-owned subsidiaries and are repayable, at our option, in shares of our common stock. On December 21, 2012, we elected to repay $1,301,300 of the $1,384,455 outstanding under the Credit Agreement with 1,300,000 restricted shares of our common stock, approximately 22.67% of our total issued and outstanding shares of Common Stock, as authorized by the Credit Agreement and approved by our shareholders. On August 23, 2013 the Credit Agreement was amended to decrease the interest rate to 10% annually, compounded quarterly and payable annually, effective January 1, 2013.  The Company paid Northtech a fee of 100,000 restricted shares as consideration for the amendment and delivered 55% of its shares in Heat HP and Heat PHE as security.

On May 30, 2012, after the announcement of our initial restructuring actions and our proposed entry into the Credit Agreement referred to above, NASDAQ halted trading in our common stock pending a request for additional information with respect to these matters. We provided NASDAQ with additional information and clarification as requested, but on August 23, 2012, we received a notice from NASDAQ’s Listing Qualifications Department (the “Staff”), which stated that “the Staff has determined to apply more stringent criteria,” to the Company, accordingly, to delist the Company’s securities pursuant to the Staff’s broad discretionary authority under Listing Rule 5101. The Staff in its letter stated that it has concerns “regarding the Company’s solvency, viability, operational structure and suitability for listing.” In accordance with NASDAQ’s applicable procedures, we appealed NASDAQ’s delisting determination by appearing before a NASDAQ Hearings Panel, or the Panel, at an oral hearing that took place on October 11, 2012.  On November 7, 2012, we received notice that the Panel affirmed the delisting determination made by NASDAQ and that effective as of November 9, 2012; shares of our common stock would be suspended from trading on the NASDAQ Stock Market. We appealed the Panel’s decision through a further appeal process with the NASDAQ Listing and Hearing Review Council on November 19, 2012. This appeal was denied on February 25, 2013. The Company has appealed the decision with the Securities and Exchange Commission.

Our restructuring actions undertaken in 2012, including: the replacement of senior management; the retention of Nimbus; the execution of the Credit Agreement; and the potential issuance of shares under the Credit Agreement, were all approved by our shareholders at our 2012 Annual Meeting held on December 11, 2012.

On February 23, 2013, Michael Wilhelm resigned from his position as our Chief Financial Officer due to being “named personally in a groundless shareholder suit, where the alleged (unproven) actions in question are alleged to have taken place long before his involvement with the company.” Mr. Wilhelm was added as a defendant to the class action lawsuit filed against the Company, its directors, and certain of its former officers, originally captioned  Steven Leshinsky v. James Wang, et. al,  now captioned  Stream Sicav, Dharanedra Rai et al. v. James Jun Wang, Smartheat Inc. et al.,  in an amended complaint filed by the Rosen Law Firm on January 28, 2012.  We have had difficulty in retaining a suitable replacement for Mr. Wilhelm due to this class action lawsuit. The status of the class action and the Company’s response is detailed further under Item 3, “Legal Proceedings.”

In the interim, and so as to have a principal accounting officer that could sign the certifications under Sections 302(a) and 906 of the Sarbanes Oxley Act of 2002 necessary to complete and file this Annual Report on Form 10K, we appointed Yangkai Wang as our Acting Chief Accountant on June 7, 2013. While Mr. Yingkai Wang has served as a financial manager to our subsidiaries since 2007, he has limited relevant education and training in U.S. GAAP and related SEC rules and regulations.

On June 25, 2013, the Board of Directors of the Company authorized the Company to commence a market canvass for additional sources of financing aside from the Credit Agreement. Pursuant to Board authorization, the Company began soliciting stalking horse proposals for purchase of all or part of, or joint venture investment in or with, the Company or one or more of its directly or indirectly owned subsidiaries.  The Company selected a stalking horse proposal and the Company attempted to solicit competing bids. On October 10, 2013, the Company entered into the Equity Interest Purchase Agreement as contemplated by the stalking horse process and approved by the Company’s Board.  A definitive restructuring proposal was submitted to the Company’s stockholders for an advisory vote at the Company’s Annual Meeting on December 10, 2013 and was approved by a majority of the Company’s stockholders. As discussed in the preceding section, on December 30, 2013, the Company completed the sale of 40% of its ownership in certain subsidiaries.  On March 27, 2014, we received notice that the buyers exercised their option to purchase an additional 40% interest in such subsidiaries.

Products

Our subsidiaries design, manufacture, sell and service heat transfer products and systems including PHEs, PHE Units, heat meters and heat pumps. Their products are an increasingly important element in providing a solution to energy consumption and air pollution problems in China. Their products are used in the industrial, residential and commercial markets to make energy use more efficient and to reduce pollution by reducing the need for coal-fired boilers.

5

PHEs

A PHE is a device that transfers heat from one fluid to another fluid across large metal plates. Heat exchangers were invented in the mid-1920’s to control pressure and temperature during industrial production. Later innovations in heat transfer technology, including the development of PHEs, led to higher heat recovery rates, lower fuel consumption and reduced related pollution. In a PHE, steam, hot water or other heated fluid from an industrial process flows into the PHE from one location and cool fluid flows in from another source. As the hot and cold fluids move in opposite directions through the PHE, the hot fluid cools as it transfers heat to the cool fluid, which absorbs the heat and gets warmer. In addition to more efficient heat transfer, PHEs offer a more compact design, ease of maintenance and the ability to adjust performance simply by adding or removing plates. This flexibility makes PHEs a preferred solution and translates into lower expenditures on installation and equipment purchases. Our subsidiaries currently focus on the Chinese market, but also have sales in Germany.
PHE

PHEs consist of a set of plates made of stainless steel, titanium and nickel alloy that are sealed by gaskets and then bolted together in a large metal frame. Plates come in a variety of sizes and wave patterns, and have large heat transfer surfaces and have high thermal conductivity. The quantity and size of the plates used, along with the total size of the PHE, vary according to particular application requirements. Among the primary advantages of PHEs compared to traditional shell-and-tube heat exchangers are their efficiency, compact design and ease of customization. PHEs have larger heat transfer surface areas than traditional heat exchangers, resulting in greater thermal conductivity and higher heat transfer coefficient. As a result, despite its smaller size, a PHE can transfer the same amount of heat as a traditional shell-and-tube heat exchanger. Furthermore, PHEs can be installed as replacements for traditional heat exchangers in existing installations because of their compact design in addition in new buildings and facilities.

In addition to manufacturing their own PHEs, they import finished stainless steel plates from Sondex and assemble customized PHEs and PHE Units based on client specifications. All designs of PHEs and PHE Units are done in-house by engineers utilizing software and proprietary in-house Computer-aided design (“CAD”) software. Our subsidiaries sources plates from Sondex and from our Siping Beifang subsidiary, which manufactures plates, tubes, and gaskets, for the manufacture of PHE and PHE Units. The plates our subsidiaries produce provide solutions for a market segment with strong demand for PHE products that are priced 10%-15% lower than PHE products manufactured with Sondex plates. PHEs accounted for 11% and 47% of our sales in 2013 and 2012, respectively.

PHE Units

Taiyu commenced designing, manufacturing and selling PHE Units in May 2003. PHE Units integrate PHEs with various pumps, temperature sensors, valves and automated control systems to form a “unit.” While PHE Units are used in a variety of industrial processes, our subsidiaries have developed an expertise in designing and integrating PHE Units for HVAC systems in residential and commercial buildings. Often PHE Units are used along with other units to form a “PHE network” installed in a local district heating system. The production and sale of PHE Units have been central to our historical growth. PHE Units require a comparatively higher level of technical skill and knowledge of the applications in which they are used. As a result, PHE Units are generally sold at a higher selling price. Our subsidiaries’ PHE Units are designed by in-house by system engineers employing customized CAD software. PHE Units accounted for 8% and 39% of our sales in 2013 and 2012, respectively.
PHE Unit

Heat Meters

While heating companies in many Western countries have long used meters to measure customer heat usage and invoice customers, residents and commercial customers in China typically are billed based on the square footage of utilized space. Heat meters provide heat consumption information to users and measure the volume of heat used in commercial and residential facilities. As an important revenue gauge for utilities, the calibration of meters in many countries is regulated by government agencies and subject to local or national guidelines. In response to rising energy costs and the increased sensitivity to environmental issues, the PRC government and local utility companies made the use of heat meters compulsory in China. As of July 2003, heat meters were required nationally by law for new construction installed with central heating, and the requirement was extended in April 2008 by the Energy Conservation Law, Article 38, to cover existing buildings being retrofitted.

Using established relationships with provincial governments and utility companies throughout China, Taiyu introduced our patented heat meters to the market during the second quarter of 2006. Our subsidiaries will continue to work with national and local government entities to establish a national heating standard in China and become an active leader in China’s heat meter market. Sales to date have been small relative to our PHE and PHE Unit product lines. Heat meters accounted for 79% and 7% of our sales in 2013 and 2012, respectively.
Heat Meter

6

Heat Pumps

Heat pump systems provide heating, cooling and hot water for residential and commercial buildings and process heat for industrial applications by moving heat between two locations using small amounts of electricity. In a typical system, heat pumps draw heat from outside air or ground to warm the inside of a home or office building. Many heat pumps have reversible cycles, too, using the same system to cool the inside of a building by transferring heat outside. Heat pumps replace conventional energy sources such as oil, gas and coal with the energy stored in water, soil and air or heat recovered from wastewater or exhaust air. By transferring heat between locations, rather than burning fuel to create a heat source, heat pumps are extremely efficient energy transfer systems. Commercial users install heat pump systems not only to reduce energy consumption but also carbon dioxide, or CO2, emissions, a trend that is encouraged by policymakers in China. The advantages of heat pumps in terms of energy efficiency, operating cost, CO2 emission reduction and their ability to provide heating and cooling in one machine has made them the leading energy source for new buildings in Germany and Austria, and has replaced conventional fossil fuel based technology in these countries to a large degree. As the PRC government continues to focus on emissions reduction and energy conservation, we believe there are significant opportunities for strong incremental growth in the rapidly growing heat pump market in China. We also anticipate expanding sales of heat pumps manufactured in China under EU design standards to the European market. Heat pumps accounted for 2% and 8% of our sales in 2013 and 2012, respectively.
Heat Pump

Our Industry

Heat transfer technology was introduced to China in the 1960’s from Russia, mainly for applications in the petroleum industry. Today, heat exchangers are used in a wide range of industrial processes, including energy, such as conventional and nuclear power plants, HVAC, petroleum refining, petrochemicals, metallurgy, food and beverage and chemical processing. Heat transfer equipment also is employed in new energy applications such as wind, solar, biomass and waste disposal. Our subsidiaries serve the utility and industrial sectors throughout China, selling PHEs, PHE Units and related accessories principally to the petrochemical, power plant, HVAC, chemical and metallurgy industries. Our subsidiaries sell heat meters and heat pumps principally to participants in HVAC sector. They also offer after-sales services, including maintenance, repair and supplying spare parts, on all their products.

We believe there are social, economic, environmental and regulatory factors that will drive demand for environmentally friendly solutions over the long-term. These include:

Environmental Conditions in China. According to the report entitled “The Cost of Pollution in China,” published in 2007 by the World Bank, the combined health and non-health cost of air and water pollution in China amounts to an estimated $100 billion a year. Moreover, the report found that air pollution in China, especially in large cities, is leading to higher incidences of lung diseases, cancer, and respiratory problems. According to a report commissioned by the Energy Foundation published in 2008, these problems are directly attributable to the fact that 80% of China’s carbon dioxide emissions come from burning coal.

Growing Demand for Heating Water. China provides heating water to households in most of its northern provinces from centralized heating systems. As cities grow in these provinces along with the emerging middle class, so does the demand to expand this supply into new cities, industrial parks and other provinces. Heating water in China is generated by local power plants that pump emitted hot water through a closed loop system to sub-stations, which then pump the water through a network of pipes to households up to 50 kilometers from the local station. These systems of heating stations and sub-stations utilize numerous PHEs and PHE Units for the dual purpose of providing cooling systems for power plants and heat sources for residents and factories.

Heightened Environmental Awareness. The PRC government’s 12th Five-Year Plan continues to address environmental concerns and emphasize clean energy sources as part of the process towards ensuring sustainable growth in China. The Plan maintains long-term plans to cut CO2 output per unit of Gross Domestic Product, or GDP, by at least 40% by 2020 from 2005 levels. Furthermore, the Plan sets forth clear energy and CO2 emissions targets to help ensure energy policies are implemented with defined carbon goals. The implementation of PHEs and PHE Units in new construction facilities, and as replacements for legacy shell-and-tube heat exchangers, can help meet these goals because of the increased energy efficiency of these products.

Urbanization. According to a 2011 national sample survey conducted by the National Bureau of Statistics of China, over 51% of China’s population lived in urban settings in 2011. Additionally, according to the National Bureau of Statistics of China, 15 cities near and around our sales and service centers have a population of more than five million. Eight of these cities are among the world’s fastest growing, increasing at an estimated annual rate of 2.3% or more according to the CIA World Factbook. China’s urbanization has lead to new infrastructure development and existing infrastructure improvements that require ongoing investment in heating solutions.

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Emerging Wealth. The rapidly expanding middle class in China demands access to quality heating during the winter months. This demand is often met by using hot water supplied from a power station and district heating network that utilizes a system of PHEs and PHE Units.

Our Competitive Strengths

The market for heat transfer products and systems in China is highly competitive, with multiple overseas and domestic producers and no established leader in the fragmented and diverse end markets. We believe our subsidiaries have the following competitive strengths:

Provider of Key Elements Used to Improve Energy Efficiencies and Reduce Coal Pollution. Our subsidiaries offer a full line of PHEs, PHE Units, heat meters and heat pumps. The primary advantages of plate heat exchanger technology, compared to traditional shell-and-tube heat exchanger technology, are efficiency, compact design and ease of customization. PHEs have larger heat transfer surface areas and therefore also have greater thermal conductivity. As a result, PHEs can transfer the same amount of heat as a traditional shell-and-tube heat exchanger, but with the benefit of a smaller size unit.

Quality Engineering, Research and Development. Our subsidiaries emphasize efficiency, durability and quality engineering in all of their products. All of their products utilize the latest technologies, and their designs are created using advanced software systems. Our subsidiaries have 17 registered patents in China for PHE-related products and heat meters. To maintain their competitive edge in the marketplace and keep pace with new technologies, they fund research and development on an ongoing basis to find improved efficiencies in design, cost and energy capture. Research and development costs for 2012 and 2013 were $1.53 million and $1.42 million, respectively. Our subsidiaries plan to continue to invest in research and development to identify new industry applications for PHEs, improve and expand product lines, develop multifunctional PHE Units and modify PHE designs to meet current market demand.

Strong Technical Support. The selection of PHEs and PHE Units requires technical knowledge regarding the operating temperature, pressure, corrosivity, viscosity and purity of the fluid used as well as the pressure loss within the system. Our subsidiaries’ design software enables them to provide high quality and timely technical support to ensure their customers receive the right equipment for each project. They also provide a streamlined and error-free installation process to minimize project complications.

Production and Control Systems for Efficient Pricing and Streamlined Manufacturing. Our subsidiaries’ CAD systems are integrated with real-time enterprise resource planning, or ERP, and finance systems. This platform allows field salespeople to input orders, obtain draft models, access quotes and confirm delivery dates within minutes. The platform also enables inventory and production personnel to accurately schedule and reduce lead production times.

Focus on Quality. Our manufacturing subsidiaries have a PRC National Safety Certification for PHE products, and are an ISO 9001 and ISO 14001 certified manufacturer, which together recognize development and implementation procedures that demonstrate the ability to consistently manufacture products meeting customer specifications, environmental standards and applicable statutory and regulatory requirements.

First-Rate Customer Service and Reliable Product Delivery. We believe that the employees of our subsidiaries provide first-rate customer service, technical expertise and product knowledge to streamline the selection, design and installation processes. Our subsidiaries provide after-sales service principally through local service centers and deliver products on time to meet tight project deadlines.

Diversified End Markets and Customers. PHEs and PHE Units are broadly used across a variety of industrial end markets including the energy, such as conventional and nuclear power plants, HVAC, petroleum refining, petrochemicals, metallurgy, food and beverage and chemical processing. Our subsidiaries also benefit from a diverse customer mix, with no individual customer accounting for greater than 42% of sales in 2013 or 2012. This diversification of end markets and customer base helps to insulate us from sales volatility that would occur if we concentrated in specific industries. The majority of our subsidiaries’ customers are state-owned utilities, engineering and construction companies and industrial companies.

Experienced Personnel. The managers of our subsidiaries have extensive business and industry experience. Jun Wang, the general manger of our subsidiaries, was the founder of Taiyu in 2002 and previously was a sales manager for Honeywell International Inc. from 1996 to 1999 and a sales manager for Alfa Laval from 1994 to 1996. Mr. Wang obtained his master’s degree in Engineering from Tsinghua University in 1989. Wen Sha, our subsidiaries’ Vice President of Marketing, has extensive sales experience and industry contacts. Prior to joining us as a regional sales manager in 2005, he served as the general manager of Nanjing Hui Dun Ltd. and as sales director of APV Accessen in Shanghai, a leading international PHE firm. Feng Chen, Ph.D., our subsidiaries’ Chief Technology Officer, joined us in 2008 as part of our SanDeKe acquisition. Prior to founding SanDeKe, he served in a leading engineering position in China with Alfa Laval. Mr. Harald Kumpfert, the general manager of our heat pump business, is an experienced German engineering and marketing professional that has been working and living in China for more than 15 years. Prior to joining our subsidiaries he was the sales director of Siemens China and Honeywell China. Mr. Xu Wen Ke, the sales manager of our heat pump business,s used to be the sales director of Haier China, a large manufacturer of air conditioners.

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Growth Strategy

Our subsidiaries plan to expand into new distribution channels in China, further penetrating the many market segments throughout China for PHEs, PHE Units and related accessories, and expand sales of heat pumps in both China and Europe.

Continue Organic Growth Initiatives. We believe that the current PHE and related systems markets in China are fragmented and represent excellent opportunities for our subsidiaries to gain additional market share from their competitors. We expanded our business lines in recent years through strategic acquisitions and establishment of subsidiaries, including the acquisitions of SanDeKe, Siping Beifang, SmartHeat Pump and SmartHeat Germany. Each acquisition and new subsidiary has accelerated our strategic plans by: (i) adding manufacturing capacity; (ii) broadening our product offerings to include multiple heat exchange systems; (iii) facilitating access into new geographic regions throughout China; (iv) enhancing our engineering capabilities; and (v) helping us enter new and higher growth end markets both in China and Europe. Our subsidiaries intend to continue to market their brands to expand into new distribution channels, improve the quality of their products through their engineering capabilities and leverage their quality customer service and reliable product delivery to gain incremental business with their existing customers.

Pursue High Growth End Markets in China. Our subsidiaries target their sales efforts on a number of high growth end markets in China, such as the nuclear power, petrochemical and shipbuilding industries. They currently have a presence in these segments but believe there are significant opportunities to improve their market share by leveraging their premium product quality and high quality service. Their solutions are commonly used in many of these industries and customers continue to assess the cost savings and positive environmental attributes of PHEs.

Promote Heat Meters. In response to rising energy costs and an increased focus on energy efficiency, the PRC government and local utility companies made the use of heat meters compulsory in China. In July 2003, heat meters were required nationally by law for new buildings installed with central heating; this requirement was extended in April 2008 by the Energy Conservation Law, Article 38, to cover existing buildings being retrofitted. Our subsidiaries continue to work with the General Administration of Quality Supervision and Quarantine, an administrative organ established under the PRC’s State Council, to establish national heating standards in China. They also intend to leverage their brand names and reputation in the PHE market to gain market share.

Expand Heat Pump Sales. Heat pump systems are a rapidly growing market in China and the leading energy source for new buildings in Germany and Austria. Heat pumps have replaced conventional fossil fuel based technology to a large degree in these European countries for heating, cooling and hot water for residential and commercial buildings. As the PRC government continues to focus on emissions reduction and energy conservation, we believe there are significant opportunities for strong incremental growth in the residential and commercial markets in China. We anticipate our subsidiaries will expand sales of our heat pumps manufactured in China under EU design standards to the European market because our heat pump business has expanded its sales network.

Production

Our subsidiaries currently operate five manufacturing facilities in China, including our Taiyu plant in Shenyang, which is our principal manufacturing facility, and our SanDeKe, Siping Beifang, Ruicheng and SmartHeat Pump plants, and one manufacturing facility for heat pumps in Germany. Our manufacturing facilities, in the aggregate, currently have the capacity to produce approximately 2,000 PHEs, 900 PHE Units, 12,000 heat meters and 400 heat pumps monthly. Our operations in China generally operate on an 8-hour shift, with the exception of the high season from May to November, during which we may operate for 11-12 hours per day. Production is driven by orders from clients and typically is scheduled on a just-in-time delivery basis.

Marketing

Since initiating operations, our subsidiaries have emphasized the development of the SmartHeat and Taiyu brands in China, which are recognized and associated with quality production and first-rate service. Our subsidiaries have long-standing positive relationships with local governments in Beijing, Shenyang, Urumqi, Shandong, Jiangsu and Shanghai, and formed new relationships with local governments in Yingkou, Qingdao, Jiamusi and Harbin. Our subsidiaries regularly appear at industry trade shows, attending HVAC trade fairs in Shanghai and environmental protection forums in China. They also maintain positive relationships with local utilities, oil refiners, steel producers and food and beverage companies. Marketing costs generally are funded through working capital and expensed as incurred.

Suppliers

Plates and components together constituted approximately 42% of our raw material purchases in 2013 and 2012. Plates for PHEs and PHE Units are manufactured in our subsidiaries’ facilities and also are purchased from Sondex under the terms of Taiyu’s Sondex authorized dealer arrangement. While Taiyu is an authorized dealer of Sondex products, annual or quarterly purchasing prices are not fixed and fluctuate according to Sondex’s most recent pricing list.  Sondex plate purchases accounted for approximately 4% of our total annual raw material purchases in 2013.

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Components generally include pumps, valves, pipes and electronic meters purchased from a number of premium international and domestic suppliers who have been certified to meet our quality specifications. Representative component suppliers include Siemens, Wilo A.G. and Honeywell, as well as others. Our subsidiaries typically maintain a relatively small inventory of component parts for resale.

Customers

Our subsidiaries sell both directly through their sales force and through a network of national distributors located throughout China. All of their work is performed based on written contracts with customers and there are no oral contracts. Their customer base consists primarily of state-owned enterprises diversified across a number of end markets in China, such as real estate development, with one customer accounting for 10% of our sales in 2013 but no other customer accounting for more than 10% of our sales in 2013.

Intellectual Property

Our subsidiaries use the SmartHeat and Taiyu brand names on their products in China and the SmartHeat brand on their heat pumps in Europe. They have registered trademarks for their brand names with the China Trademark Bureau, which expire in 2020. We believe our subsidiaries’ brand names are recognized in China’s heating industry for quality and efficiency. In addition, we have registered and maintain numerous internet domain names related to our business, including “smartheatinc.com.” Collectively, the trademarks and domain names that we and our subsidiaries hold are of material importance to us. We have 6 new registered patents in China in 2013 related to our products. We have altogether 23 registered patents in China related to our products, of which 4 expire in 2015, 2 in 2017, 2 in 2018, 5 in 2021, 4 in 2022 and 6 in 2023. We intend to apply for additional patents in China to protect our core product designs.

Research and Development

To maintain our subsidiaries’ competitive edge in the marketplace and keep pace with new technologies, we believe it is important to devote resources to ongoing research and development to find improved efficiencies in design, cost and energy capture. Research and development costs for 2013 and 2012 were $1.42 million and $1.53 million, respectively. Our subsidiaries plan to continue to invest in research and development to identify new industry applications for PHEs, improve and expand product lines, develop multifunctional PHE Units and modify PHE designs to meet current market demand.

Competition

Our subsidiaries compete principally in the domestic China market. We believe their competitive advantages lie in superior engineering and design skills, the longevity and efficiency of the components they use, their ability to vertically integrate their manufacturing process, their just-in-time delivery and their reliable after-sales provided through local service centers. We also believe our subsidiaries’ position as a PRC-based producer of PHEs and PHE Units in a marketplace previously dominated by foreign manufacturers creates an advantage when seeking new customers. They receive contracts for their products through bidding processes and negotiations directly with customers.

Our subsidiaries’ principal competitors in the domestic China market for PHEs include Alfa Laval, APV, Tranter, Accessen, Lanshi and Juyuan, and foreign producers hold an approximately 50% market share. We believe the quality of our subsidiaries’ PHEs is equal to those sold by Alfa Laval, as are their prices. In comparison with other domestic producers, our subsidiaries’ prices for PHEs are approximately 10%-15% higher, reflecting a premium we believe attributable to the quality of their products and after-sales services.

The market for heat meters is extremely fragmented with multiple overseas and domestic producers and no established leader. Our subsidiaries continue to seek to become a leading supplier of heat meters in China.

We expanded into the heat pump market in China and Europe with our acquisitions of SmartHeat Pump and SmartHeat Germany in 2011. The markets for heat pumps in these markets are highly fragmented. These subsidiaries intend to focus on the middle high-end market for heat pumps in China, competing on price and customization capabilities with foreign and joint venture producers by leveraging their domestic manufacturing and engineering skills and advanced technology from SmartHeat Germany.

Seasonality

Our subsidiaries typically experience stronger sales in the third and fourth calendar quarters, which is the start of fall and winter in China. Our quarterly revenues may fluctuate significantly due to the seasonal nature of central heating services in China, where the equipment used in residential buildings must be delivered and installed prior to the beginning of the heating season in late fall. We believe that as our subsidiaries expand their presence into other industries and sectors, this seasonality will be partially mitigated.

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Governmental and Environmental Regulation

Product and Business Regulations

Our business and company registrations are in compliance in all material respects with the laws and regulations of their respective governing municipal and provincial authorities. Our subsidiaries and manufacturing facilities in China are subject to the national and local laws of the PRC. Other than as described following, our subsidiaries are not subject to any other government regulations that would require them to obtain a special license or approval from the PRC government to operate their business or manufacturing facilities in China.

Our subsidiaries’ PHEs and PHE Units are not subject to material regulation by the PRC government or other national agencies. They have obtained PRC National Safety Certification for PHE products and are ISO 9001 quality management certified, which together recognizes their commitment to safety and quality in the manufacturing processes. Although not required for the production and sale of PHE products in China, the PRC National Safety Certification is of critical importance in choosing a PHE provider for companies in industries utilizing high temperatures or pressure in their production processes.

Manufacture and sale of heat meters and heat pumps in China require licenses issued by the PRC government. Our subsidiaries that manufacture these products received these licenses in 2005 and 2008, respectively, and continue to maintain them through renewals. The Safety Bureau overseeing heat meter and heat pump production conducts site visits and inspections of documents on a periodic basis to verify adherence to PRC manufacturing standards. Additionally, due to rising energy costs and the increased sensitivity to environmental issues, PRC government and local utility companies have made the use of heat meters compulsory in China. As of July 2003, heat meters were required nationally by law for new construction installed with central heating and. In April 2008, the Energy Conservation Law, Article 38, extended the requirement to cover retrofitted buildings. SmartHeat Germany is not required to maintain any license for the manufacture and sale of heat pumps in Germany. The European Commission has promulgated standards, such as EN 378 Safety and Environmental Requirements, for heat pumps and products sold in the European Union must carry CE marking, indicating conformity with such requirements. We believe that SmartHeat Germany’s heat pumps sold in Europe comply with all currently applicable standards.

Environmental Regulations

Our subsidiaries’ manufacturing facilities in China are subject to the national environmental regulations of the PRC as well as local laws regarding pollutant discharge, air, water and noise pollution, including the Environmental Protection Law of the PRC, the Environmental Impact Appraisal Law of the PRC, the Law of the PRC on the Prevention and Control of Water Pollution, the Law of the PRC on Prevention and Control of Environmental Pollution Caused by Solid Waste, the Law of the PRC on Prevention and Control of Air Pollution and the Law of the PRC on Prevention and Control of Environmental Noise Pollution. The Environmental Protection Law of the PRC sets out the legal framework for environmental protection in the PRC. The Ministry of Environmental Protection of the PRC, or the MEP, is primarily responsible for the supervision and administration of environmental protection work nationwide and formulating national waste discharge limits and standards. Local environmental protection authorities at the county level and above are responsible for environmental protection in their jurisdictions. Companies that discharge contaminants must report and register with the MEP or the relevant local environmental protection authorities. Companies discharging contaminants in excess of the discharge limits prescribed by the central or local authorities must pay discharge fees for the excess in accordance with applicable regulations and are also responsible for the treatment of the excessive discharge. Companies that directly or indirectly discharge industrial wastewater into the water or are required by law to obtain the pollutant discharge permit before discharging wastewater or sewage shall also obtain the pollutant discharge permit.

Our subsidiaries in China have received PRC government certification of their operating facilities in China indicating that their businesses are in material compliance with the relevant PRC environmental laws and regulations. Our manufacturing subsidiaries are ISO 9001 quality management and ISO 14001 environmental management systems certified, which together recognize their development and implementation of procedures that demonstrate an ability to consistently manufacture products meeting customer specifications, environmental standards and applicable statutory and regulatory requirements. Our subsidiaries’ production processes mainly generate noise, wastewater and solid wastes. They currently do not incur any material costs in connection with their compliance with the applicable PRC environmental laws as our manufacturing processes generate minimal discharge. Furthermore, the cost of maintaining compliance has not, and we believe, in the future, will not, have a material adverse effect on our business, consolidated results of operations and consolidated financial condition.

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Labor Protection Regulations

The Labor Contract Law of the PRC, effective on January 1, 2008, governs the establishment of employment relationships between employers and employees, and the conclusion, performance, termination of and the amendment to employment contracts. To establish an employment relationship, a written employment contract must be signed by the employer and employee. In the event that no written employment contract was signed at the time of establishment of an employment relationship, a written employment contract must be signed within one month after the date on which the employer first engaged the employee. The Labor Contract Law also imposes greater liabilities on employers and significantly affects the cost of an employer’s decision to reduce its workforce. Further, it requires that certain terminations be based upon seniority and not merit. We believe that our subsidiaries in the PRC are in material compliance with the requirements of this law.

On June 29, 2002, the Work Safety Law of the PRC was adopted by the Standing Committee of the 9th National People’s Congress and came into effect on November 1, 2002, as amended on August 27, 2009. The Work Safety Law provides general work safety requirements for entities engaging in manufacturing and business activities within the PRC. We believe our PRC subsidiaries are in material compliance with all applicable laws and regulations related to work safety.

Foreign Currency Regulations

The principal regulations governing foreign currency exchange in China are the Foreign Exchange Administration Regulations promulgated by the State Council, as amended on August 5, 2008, or the Foreign Exchange Regulations. Under the Foreign Exchange Regulations, the RMB, the national currency of the PRC, is freely convertible for current account items, including the distribution of dividends, interest payments, trade and service-related foreign exchange transactions, but not for capital account items, such as direct investments, loans, repatriation of investments and investments in securities outside of China, unless the prior approval of the State Administration of Foreign Exchange, or the SAFE, is obtained and prior registration with the SAFE is made.

On October 21, 2005, the SAFE issued Circular 75, the Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Corporate Financing and Roundtrip Investment through Offshore Special Purpose Vehicles, which became effective as of November 1, 2005. Please refer to “Risk Factors – Risks Related to Business in China – PRC regulations relating to the registration requirements for PRC resident shareholders owning shares in offshore companies may subject our PRC resident shareholders to personal liability and limit our ability to acquire companies in China or to inject capital into our operating subsidiaries in China, limit our subsidiaries’ ability to distribute profits to us or otherwise materially and adversely affect our business” for a discussion of Circular 75.

On August 29, 2008, the SAFE promulgated Circular 142, the Notice on Perfecting Practices Concerning Foreign Exchange Settlement Regarding the Capital Contribution by Foreign-invested Enterprises, regulating the conversion by a foreign-invested company of foreign currency into RMB by restricting how the converted RMB may be used. Please refer to “Risk Factors – Risks Related to Business in China – Restrictions on currency exchange may limit our ability to receive and use our revenues effectively” for a discussion of Circular 142.

Dividend Distribution

Our ability to pay dividends is affected by the complex currency and capital transfer regulations in China that restrict the payment of dividends to us by our PRC subsidiaries. PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in China. Our PRC subsidiaries also are required to set aside at least 10% of net income after taxes based on PRC accounting standards each year to statutory surplus reserves until the cumulative amount of such reserves reaches 50% of registered capital. These reserves are not distributable as cash dividends. Our PRC subsidiaries also may allocate a portion of their after-tax profits to their staff welfare and bonus funds, which may not be distributed to equity owners except in the event of liquidation. If any of our subsidiaries incur debt, the instruments governing the debt may restrict their ability to pay dividends or make other distributions to us.

Employees

We do not have direct employees.  However, as of December 31, 2013, our subsidiaries had 569 full time employees and 46 seasonal employees in China and Germany, among which 432 employees work in PHE segment while 183 employees work in HP segment. Our subsidiaries maintain strong ties with their employees and staff and retention is stable. Employee contracts in China adhere to both state and provincial employment regulations and all social security regulations. All compensation, including social insurance, is paid in a timely manner to authorities and employees. There have been no disputes to date and there are no collective bargaining agreements.

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Item 1A. Risk Factors

Our business and an investment in our securities are subject to a variety of risks. The following risk factors describe the most significant events, facts or circumstances that could have a material adverse effect upon our business, financial condition, results of operations, ability to implement our business plan, and the market price for our securities. Many of these events are outside of our control. If any of these risks actually occurs, our business, financial condition or results of operation may be materially adversely affected. In such case, the trading price of our common stock could decline and investors in our common stock could lose all or part of their investment.

Risks Related to Our Business

We are a holding company that depends on cash flow from our wholly owned subsidiaries to meet our obligations, and any inability of our subsidiaries to pay us dividends or make other payments to us when needed could disrupt or have a negative impact on our business.

After our acquisition of Taiyu in 2008, we became a holding company with no material assets other than the ownership interests of our subsidiaries through which we conduct operations. We rely on dividends paid by our subsidiaries for our cash needs, including the funds necessary to pay dividends and other cash distributions to our shareholders, to service any debt we may incur and to pay our operating expenses. China has currency and capital transfer regulations that require us to comply with complex regulations for the movement of capital. PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in China. Our PRC subsidiaries also are required to set aside at least 10% of net income after taxes based on PRC accounting standards each year to statutory surplus reserves until the cumulative amount of such reserves reaches 50% of registered capital. These reserves are not distributable as cash dividends. Our PRC subsidiaries also may allocate a portion of their after-tax profits to their staff welfare and bonus funds, which may not be distributed to equity owners except in the event of liquidation. Furthermore, if any of our subsidiaries incur debt, the instruments governing the debt may restrict their ability to pay dividends or make other distributions to us. Accordingly, if our subsidiaries are unable to pay us dividends and make other payments to us when needed because of regulatory restrictions or otherwise, we may be materially and adversely limited in our ability to make investments or acquisitions that could be beneficial to our business, pay dividends or otherwise fund and conduct our business.

Our subsidiaries have generated losses from operations in the fiscal years ended December 31, 2012 and 2011.  As such, our subsidiaries have been unable to remit funds to us for the payment of our obligations. To fulfill our need for short-term financing, on July 27, 2012, we executed a Credit Agreement with Northtech, which, as amended, provides us with a $2,500,000 revolving line of credit with amounts borrowed due April 30, 2014. We believe this line of credit will be sufficient to satisfy our operating costs through mid 2014.

We are also pursuing other options, including restructuring operations at the subsidiary level to regain profitability and entering into management and services agreements with our subsidiaries, subject to the approval of regulatory agencies in China.  However, we cannot provide any assurances that these measures will be adequate to satisfy our liquidity needs, and if we are not able to obtain sufficient funds from our subsidiaries to pay our obligations as they come due, our business could be negatively impacted.

We face risks associated with a purported securities class action lawsuit, which if successful, could have a material adverse effect on our results of operations and could harm our reputation.

On August 31, 2012, a putative class action lawsuit, Steven Leshinsky v. James Wang, et. al., which purported to allege federal securities law claims against the Company and certain of its former offers and directors, was filed in the United States District Court for the Southern District of New York.  Thereafter, two plaintiffs filed competing motions to be appointed lead plaintiff in the proceeding.  A lead plaintiff was appointed and an amended complaint was filed on January 28, 2013, by the Rosen Law Firm. The amended complaint included Oliver Bialowons, our President, and Michael Wilhelm, our former Chief Financial Officer, as defendants in the proceeding though they were not officers of the Company during the alleged class period. A second amended complaint was filed on April 8, 2013, under the caption Stream Sicav, Dharanendra Rai et al. v. James Jun Wang , Smartheat, Inc. et al., removing Messrs. Wilhelm and Bialowons as defendants.  The second amended complaint alleges two counts against the Company, both for violations of the federal securities laws arising from alleged insider sales or management sales of securities and alleged false disclosures relating to those sales. On May 8, 2013, we filed a motion to dismiss the second amended complaint on the grounds that the plaintiffs did not, in fact, allege that a member of our senior management team had sold their shares. On March 17, 2014 the court, denied, the lead plaintiff's motion for class certification, without prejudice to move again for such certification pending (1) the resolution of Halliburton Co. v. Erica P. John Fund, Inc., No. 13-317 (U.S. 2014)by the Supreme Court of the United States regarding the viability of the efficient market theory andthe plaintiffs’ claim that reliance, and therefore injury, can be determined on a classwide basis and(2) defendants' compliance with their discovery obligations. Any adverse decision in this action, requiring us to pay substantial damages to the plaintiffs could result in a material adverse effect on our results of operations and could harm our reputation. We believe this lawsuit is frivolous and without merit and will contest it vigorously. Please see Item 3 “Legal Proceedings” for additional information with respect to this matter.

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The markets served by our subsidiaries are subject to seasonality and cyclical demand, which could harm our business and make it difficult to project long-term performance.

Demand for our subsidiaries’ products depends in part upon the level of capital and maintenance expenditures of their customers and end users. These expenditures historically have been cyclical in nature and vulnerable to economic downturns. Decreased capital and maintenance spending by our subsidiaries’ customers could have a material adverse effect on the demand for their products and our business, financial condition and results of operations. In particular, an economic slowdown in the domestic China economy may result in reduced orders for PHEs from the steel processing and petrochemical sectors and lower orders for PHE Units from the HVAC sector. In response to inflationary concerns, the PRC government instituted tightened fiscal policies in 2011 that contributed to a general slowdown in many sectors of China’s economy and restricted bank lending practices. Accordingly, many state-owned enterprises in China, including real estate developers, encountered difficulties in 2011 and 2012 in obtaining grants from the PRC government and faced an extended bank loan application process, both of which typically are used to finance the purchase of our subsidiaries’ products. If the PRC government continues its deflationary policies and efforts to stabilize economic growth in China, such disruptions may continue to adversely impact the capital needs of our subsidiaries’ customers, which, in turn, could adversely affect our results of operations, cash flows and financial condition. Additionally, the historically cyclical nature of the demand for our subsidiaries’ products limits our ability to make accurate long-term predictions about our performance, however.

Furthermore, sales of heat exchangers and related systems may fluctuate significantly due to the seasonal nature of central heating services in the PRC because the equipment used in residential buildings must be delivered and installed prior to the beginning of the heating season in late fall, which occurs during the third and fourth calendar quarters in China. To date, our subsidiaries have not been adversely affected by these seasonality trends and, given the current demand visibility, we do not currently foresee weakening in the demand for their products going forward in the next year. However, the seasonality of our subsidiaries’ business may result in significant operational challenges to their production and inventory control functions.

Our subsidiaries’ accounts receivables remain outstanding for a significant period of time, which has a negative impact on our cash flow and liquidity.

Our subsidiaries’ agreements with their customers generally provide that 30% of the purchase price is due upon the placement of an order, 30% upon delivery and 30% upon installation and acceptance of the equipment after customer testing. As a common practice in the heating manufacturing business in China, payment of the final 10% of the purchase price is due no later than the termination date of the standard warranty period, which ranges from 3 to 24 months from the acceptance date. Due to the slowdown of the Chinese economy and tightened monetary policy, and in order to attract and retain customers, the Company’s subsidiaries have been forced to adjust their contract terms to permit for more flexible and longer payment terms.

We record revenue and corresponding accounts receivable when products are delivered to customers, and for PHE Units, when customer acceptance occurs following delivery. Payments received prior to product delivery, or customer acceptance for PHE Units, are recorded as unearned revenue. Our subsidiaries may experience payment delays from time to time, which historically have ranged from 1 to 3 months from the due date. While these payment delays are common in the heating manufacturing industry in China, such delays cause capital to be tied up in receivables, which may result in pressure on our cash flows and liquidity. In 2013, we had accounts receivable turnover of 1.94, with days sales outstanding of 186 and inventory turnover of 0.61. In 2012, we had accounts receivable turnover of 1.21, with days sales outstanding of 303 and inventory turnover of 0.58. The low accounts receivable turnover and high days outstanding in 2013 is due to an unexpected abandonment of projects, cancelation of orders and delays in the performance of PHE and PHE Unit contracts from certain state-owned customers due to the tightened fiscal policy in China during 2012. The low inventory turnover in 2013 was due to increased raw materials inventory on hand for the readiness of the high production season during the second half of 2013 and increased finished goods inventory resulting from orders that have been delayed or canceled in 2013. While historically collections have been reasonably assured, delays in collections and the significant period of time our subsidiaries’ accounts receivable remain outstanding may negatively impact our cash flow and liquidity.

Our subsidiaries acquire most components for the manufacture of their products from a limited number of suppliers, and if they are unable to obtain these components, they would experience manufacturing delays and our financial results could be adversely affected.

Our subsidiaries acquire most of the components for the manufacture of their products from a limited number of suppliers. To manufacture their products, these components must be available when needed, at the right level of quality and at the right price. If they are unable to obtain these components accordingly, they would experience delays in manufacturing their products and our financial results could be adversely affected. Suppliers of some of these components require our subsidiaries to place orders with significant lead-time to assure supply in accordance with their requirements. Certain of these suppliers are currently the sole source of one or more components upon which our subsidiaries are dependent and alternative sources would not be available for those components unless our subsidiaries were to redesign their products. Other components could be obtained from alternate suppliers without redesign, but only at higher prices than our subsidiaries currently pay or for delivery later than required by their production schedule. Our subsidiaries maintain a relatively small inventory of component parts for resale and their parts services business would suffer if the supply of replacement parts was reduced or terminated by their suppliers. If suppliers are not able to provide these critical components on the dates and at the prices scheduled, our subsidiaries may not be able to manufacture their products promptly and cost-effectively to meet customer orders, which could harm their credibility and the market acceptance and sales of their products.

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Our subsidiaries are a major purchaser of certain goods and raw materials that they use in the manufacturing process of their products, and price changes for the commodities they depend on may adversely affect our profitability.

Our profitability depends upon the margin between the cost to our subsidiaries of certain goods used in the manufacturing process, such as plates, pumps, water tanks, sensors, controlling systems and other raw materials, as well as their fabrication costs associated with converting such goods and raw materials compared to the selling price of their products, and the overall supply of raw materials. Our subsidiaries have experienced and anticipate continued fluctuation in raw material costs as a result of world economic conditions, such as the price of stainless steel used to produce plates for their PHEs and PHE Units. Our subsidiaries monitor the commodities markets for pricing trends and changes, but do not engage in hedging transactions to protect against raw material fluctuations. Instead, our subsidiaries attempt to mitigate the short-term risks of price swings by purchasing raw materials in advance based on production needs and projected sales. However, they may not be able to pass all increases in raw material costs and ancillary acquisition costs associated with taking possession of the raw materials through to their customers. Although they are currently able to obtain adequate supplies of raw materials, it is impossible to predict future availability or cost. With the rapid growth of China’s economy, the demand for certain raw materials is great while the supply may be more limited. This may affect our subsidiaries ability to secure the necessary raw materials in a cost-effective manner for production of their products at the volume of purchase orders that they anticipate receiving. The inability to offset price increases of raw materials by sufficient product price increases, and an inability to obtain raw materials, would have a material adverse effect on our consolidated financial condition, results of operations and cash flows.

Our subsidiaries may experience material disruptions to their manufacturing operations in China that could result in material delays, quality control issues, increased costs and loss of business opportunities, which may negatively impact our sales and financial results.

Our subsidiaries rely on our manufacturing facilities in China to operate our business and produce our products. While they seek to operate their facilities in compliance with applicable rules and regulations and take measures to minimize the risks of disruption at their facilities, a material disruption at one of our subsidiaries’ manufacturing facilities could prevent them from meeting customer demand, reduce their sales and negatively impact our financial results. Any of their manufacturing facilities, or any of their machines within an otherwise operational facility, could cease operations unexpectedly due to a number of events, including: prolonged power failures; equipment failures; disruptions in the transportation infrastructure including roads, bridges, railroad tracks; fires, floods, earthquakes or other catastrophes; and other operational problems. Any such material disruption may prevent our subsidiaries from shipping their products on a timely basis, reduce their sales and market share and negatively impact our financial results.

Our subsidiaries may not be able to obtain regulatory approvals for their products, which could result in a decrease in clients and revenue, unexpected expenses and loss of market share.

Some of our subsidiaries products are subject to PRC and international regulations related to the heating manufacturing industry. Manufacturers of heat meters and heat pumps in China require licenses issued by the PRC government to produce and sell these products in the domestic market. The Safety Bureau overseeing heat meter and heat pump production conducts site visits and inspections of documents on a periodic basis to verify adherence to the standards. PHEs and PHE Units are not subject to material regulation by the PRC government or other national agencies, but many purchasers of these products in industries utilizing high temperatures or pressure in the production process prefer to source from manufactures that have obtained a PRC National Safety Certification for their PHE products. The European Commission has promulgated standards, such as EN 378 Safety and Environmental Requirements, for heat pumps and products sold in the European Union must carry CE marking, indicating conformity with such requirements. As of December 31, 2013, our subsidiaries had no regulatory approvals pending for our products or that we need to obtain to conduct our business. Our subsidiaries received licenses to manufacture and sell heat meters and heat pumps in China in 2005 and 2008, respectively, which are continuing to be maintained through renewals. Our subsidiaries seek to manufacture all products to customer specifications and believe that their products meet all currently applicable national test standards. Any failure to manufacture and deliver products in compliance with all applicable standards and regulations for the markets in which our subsidiaries’ products are distributed may subject them to fines, penalties or business interruptions and could result in a decrease in clients or loss of market share. In addition, new or revised standards and regulations applicable to our subsidiaries’ products could require them to redesign existing and planned products, acquire new manufacturing equipment or incur other significant expenses. If our subsidiaries are not able to obtain regulatory approvals for our products based on the applicable standards and regulations, it could have material and adverse effects on our business, financial condition and prospects.

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We cannot be certain that our subsidiaries’ product innovations will continue or that their technology will continue to satisfy the changing needs of their customers, which could result in a decrease in clients and revenue, unexpected expenses and loss of market share.

We believe that our subsidiaries’ past performance has been based on, and that their future success will depend, in part, upon their ability to continue to improve their existing products through product innovation and to develop, market and produce new products. We cannot assure you our subsidiaries will be successful in introducing, marketing and producing any new products or product innovations, or that they will develop and introduce in a timely manner innovations to their existing products which satisfy customer needs or achieve market acceptance. Our subsidiaries’ failure to develop new products and introduce them successfully and in a timely manner could harm our ability to grow our business and could have a material adverse effect on our business, results of operations and financial condition.

As with any technology, including the technology of our subsidiaries’ current and proposed products, there are risks that the technology may not successfully address all of customers’ needs. While our subsidiaries have already established successful relationships with their customers, customers needs may change or vary. This may affect the ability of our subsidiaries’ present or proposed products to address all of their customers’ ultimate technology needs in an economically feasible manner. Our success depends upon their ability to anticipate and respond in a timely manner to changes in the heating manufacturing industry. If they fail to identify and respond to these changes, their sales could decline and they could lose clients and market share, any of which could materially harm our business. Furthermore, if they are unable to continue to meet their clients’ needs with their current product lines, they may be required to redesign existing and planned products, acquire new manufacturing equipment or incur other significant expenses.

Our subsidiaries may not be able to keep pace with rapid technological changes and competition in their industry, which could adversely impact our business, revenues and operations.

Our subsidiaries believe they have hired or engaged personnel and outside consultants who have the experience and ability necessary to help them keep pace with advances in technology in the heating manufacturing industry. While they continue to seek out and develop “next generation” technology through their research and development efforts, there is no guarantee that they will be able to keep pace with technological developments and market demands in an evolving industry and market. In addition, our subsidiaries’ industry is highly competitive. Although we believe they have developed strategic relationships that will assist them to best penetrate the domestic China market, they face competition from other manufacturers of products similar to their products. Some of our competitors’ advantages over our subsidiaries in the areas of products, marketing and services include: substantially greater revenues and financial resources; stronger brand names and consumer recognition; the capacity to leverage marketing expenditures across a broader portfolio of products; pre-existing relationships with potential customers; more resources to make acquisitions; lower labor and development costs; and broader geographic presence. Furthermore, our subsidiaries may experience delays in bringing new products to market, due to design, manufacturing or distribution problems. Any such delays could adversely affect their ability to compete effectively and may adversely affect their relationship with their customers. If our subsidiaries are unable to keep pace with the rapid technological changes and competition in their industry and market, our business, revenues and operations could be adversely impacted.

Our subsidiaries products may contain defects, which if subject to product liability and warranty claims, could adversely affect our subsidiaries reputation and cause us to incur significant costs.

Due to the high pressures and temperatures at which many of our subsidiaries’ products are used, and the fact that some of their products are relied upon by customers or end users in their facilities or operations, or are manufactured for relatively broad consumer use, our subsidiaries face an inherent risk of exposure to claims in the event that the failure, use or misuse of our products results, or is alleged to result, in bodily injury, property damage or economic loss. We believe our subsidiaries meet or exceed existing professional specification standards recognized or required in the industries in which they operate. Despite testing, however, defects may be found in our subsidiaries’ existing or new products. If they deliver products with defects, their credibility and the market acceptance and sales of their products could be harmed. Any such defects could cause them to undertake a product recall program, which would result in significant return and exchange costs, re-engineering costs, divert the attention of their engineering personnel from product development efforts and cause significant problems with customer relations and business reputation. Our subsidiaries have been subject to product liability and warranty claims in the past, none of which has had a material adverse effect on our financial condition or results of operations, and our subsidiaries may be subject to claims in the future. Although our subsidiaries currently maintain product liability coverage, which our subsidiaries believe is adequate for the continued operation of their business, such insurance may become difficult to obtain or may become unobtainable in the future on terms acceptable to our subsidiaries and may not cover warranty claims. A successful product liability claim or series of claims against our subsidiaries, including one or more consumer claims purporting to constitute class actions, in excess of our subsidiaries insurance coverage or a significant warranty claim or series of claims against our subsidiaries could materially decrease our liquidity and impair our financial condition.

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Our subsidiaries could be subject to environmental liabilities in China, which could result in them incurring significant remediation costs, fines and loss of our business license.

As is the case with manufacturers of similar products, our subsidiaries use certain hazardous substances in our operations in China. Currently, their business is subject to the Environmental Protection Law of the PRC as well as other national and local laws in China regarding pollutant discharge, air, water and noise pollution. Although we believe our subsidiaries are in compliance in all material respects with the applicable PRC environmental laws and regulations, if it is determined that they are in violation of these regulations, they could be subject to financial penalties as well as the loss of their business license. Furthermore, if the national or local government in China adopts more stringent environmental regulations, our subsidiaries may incur significant costs in complying with such regulations. If our subsidiaries fail to comply with present or future environmental regulations, they may be required to pay substantial fines and remediation costs, suspend production or cease operations and may be subject to adverse publicity. Our subsidiaries currently do not incur any material costs in connection with their compliance with the applicable PRC environmental laws. However, the risk of environmental liability and charges associated with maintaining compliance with PRC environmental laws is inherent in the nature of their business, and there is no assurance that material environmental liabilities and compliance charges will not arise in the future.

Our subsidiaries insurance coverage in China may be inadequate to protect them from potential losses.

The insurance industry in China is in its early stage of development and the business interruption insurance and the product liability insurance available currently in China offers limited coverage compared to that offered in many other countries, especially in the U.S. Any business disruption or natural disaster could result in substantial costs and a diversion of resources, which would have a material and adverse effect on our business and results of operations. Our subsidiaries in China, particularly their production facilities in Shenyang, involve risks and hazards that could result in damage to, or destruction of, property and machinery, personal injury, business interruption and possible legal liability. Our subsidiaries currently carry property and casualty insurance for their buildings, plant and equipment, but we cannot assure you that the coverage will be adequate to fully replace damage to any of the foregoing. Should any natural catastrophes such as earthquakes, floods or any acts of terrorism occur where our subsidiaries’ primary operations are located and most of their employees are based, or elsewhere, our subsidiaries might suffer not only significant property damage, but also loss of revenues due to interruptions in their business operations. Our subsidiaries are unable to acquire product liability insurance in China because it is not currently available for their product lines, but our German subsidiary does maintain product liability coverage in that we believe is adequate for the continued operation of our business in Europe, but such insurance may become difficult to obtain or may become unobtainable in the future on terms acceptable to us and may not cover warranty claims. A successful product liability claim or series of claims against any of our subsidiaries, including one or more consumer claims purporting to constitute class actions, in excess of our subsidiaries’ insurance coverage or a significant warranty claim or series of claims against us could materially decrease our liquidity and impair our financial condition. The occurrence of a significant event for which our subsidiaries are not fully insured or indemnified, or the failure of a party to meet its underwriting or indemnification obligations, could materially and adversely affect our operations and financial condition. Moreover, no assurance can be given that our subsidiaries will be able to maintain adequate insurance in the future at rates they consider reasonable.

If our subsidiaries lose their key personnel or are unable to attract and retain additional qualified personnel, the quality of their services may decline and our business may be adversely impacted.

Our subsidiaries rely heavily on the expertise, experience and continued services of their management, including our former Chairman, President and Chief Executive Officer, Jun Wang, who is now solely general manager of our subsidiaries in China. Loss of his services could adversely affect our subsidiaries ability to achieve their business objectives. Mr. Wang is a key factor in our subsidiaries success at developing and introducing new products and establishing new customer relationships because of his industry experience and reputation. The continued development of our subsidiaries’ business depends upon his continued employment. Our subsidiary Taiyu has entered into an employment agreement with Mr. Wang, which contains provisions prohibiting competition with our subsidiaries should he leave their employ.

We believe our future success will depend upon our subsidiaries’ ability to retain Mr. Wang and other key employees and their ability to attract and retain other skilled personnel. The rapid growth of the economy in China has caused intense competition for qualified personnel. We cannot guarantee that any employee will remain employed by our subsidiaries for any period of time or that they will be able to attract, train or retain qualified personnel in the future. Such loss of personnel could have a material adverse effect on our business and company. Qualified employees periodically are in great demand and may be unavailable in the time frame required to satisfy our subsidiaries’ customers’ requirements. There is no assurance our subsidiaries will be able to attract and retain sufficient numbers of highly skilled employees in the future. The loss of personnel or our subsidiaries inability to hire or retain sufficient personnel at competitive rates could impair the growth of their business.

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Our subsidiaries’ bank accounts in China are not insured or protected against loss, and the failure of any bank in which our subsidiaries deposit funds could affect their ability to continue in business.

Our subsidiaries maintain their cash in China with various national banks in China. These cash accounts are not insured or otherwise protected against loss. Should any bank holding our cash deposits become insolvent, or if our subsidiaries are otherwise unable to withdraw funds, they would lose the cash on deposit with that particular bank. Depending upon the amount of cash our subsidiaries maintain in a bank that fails, their inability to have access to such cash deposits could impair their operations, and, if they are not able to access funds to pay their suppliers, employees and other creditors, they may be unable to continue in business.

We may need additional capital to execute our business plan and fund operations and may not be able to obtain such capital on acceptable terms or at all.

In connection with the ongoing development and expansion of our business, we may incur significant expenses. We believe that we can increase our sales and net income by implementing a growth strategy that focuses on increasing sales of our subsidiaries’ products in China by targeting high growth end markets and expanding sales of heat pumps in China and Europe. Management anticipates that our existing capital resources and proceeds from amounts borrowed under our Credit Agreement with Northtech will satisfy the liquidity requirements of our business until the middle of 2014. However, if available funds are not sufficient to meet our current operating expenses, our plans include pursuing alternative financing arrangements, including bank loans based on our good credit rating or funds raised through offerings of our equity or debt, if and when we determine such offerings are required. Our ability to obtain additional capital on acceptable terms or at all is subject to a variety of uncertainties, including:

•	investors’ perceptions of, and demand for, companies in our industry;

•	investors’ perceptions of, and demand for, companies operating in China;

•	conditions of the U.S. and other capital markets in which we may seek to raise funds;

•	our future results of operations, financial condition and cash flows;

•	governmental regulation of foreign investment in companies in particular countries;

•	economic, political and other conditions in the U.S., China and other countries; and

•	governmental policies relating to foreign currency borrowings.

There is no assurance we will be successful in locating a suitable financing transaction in a timely fashion or at all. In addition, there is no assurance we will obtain the capital we require by any other means. Future financings through equity investments are likely to be dilutive to our existing shareholders. Also, the terms of securities we may issue in future capital transactions may be more favorable for our new investors. Newly-issued securities may include preferences or superior voting rights, be combined with the issuance of warrants or other derivative securities, or be the issuances of incentive awards under equity employee incentive plans, which may have additional dilutive effects. Furthermore, we may incur substantial costs in pursuing future capital and financing, including investment banking fees, legal fees, accounting fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes and warrants, which will adversely impact our financial condition.

If we cannot raise additional funds on favorable terms or at all, we may not be able to carry out all or parts of our strategy to maintain our growth and competitiveness or to fund our subsidiaries’ operations. If the amount of capital we are able to raise from financing activities, together with our revenues from operations, is not sufficient to satisfy our capital needs, even to the extent that we reduce our operations accordingly, we may be required to cease operations.

Our subsidiaries may not be able to protect their technology and other proprietary rights adequately, which could adversely affect their competitive position and reduce the value of their products and brands, and litigation to protect their intellectual property rights may be costly.

Our subsidiaries attempt to strengthen and differentiate their product lines by developing new and innovative product designs and functionality. As a result, their patents, trademarks and other intellectual property rights are important assets to their business. Our success will depend in part on our subsidiaries ability to obtain and protect their products, methods, processes and other technologies, to preserve their trade secrets and to operate without infringing on the proprietary rights of third parties in China and abroad. Despite our subsidiaries’ efforts to preserve their intellectual property rights, any of the following occurrences may reduce the value of their intellectual property:

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•	Issued patents and trademarks may not provide our subsidiaries with any competitive advantages;

•	Our subsidiaries’ efforts to protect their proprietary rights may not be effective in preventing misappropriation of their intellectual property;

•	Our subsidiaries’ efforts may not prevent the development and design by others of products or technologies similar to or competitive with, or superior to those they develop; or

•
Another party may obtain a blocking patent and our subsidiaries would need to either obtain a license or design around the patent in order to continue to offer the contested feature or service in their products.

Effective protection of our subsidiaries intellectual property rights may be unavailable or limited in China or certain other countries. Policing the unauthorized use of our subsidiaries proprietary technology can be difficult and expensive. Litigation might be necessary to protect their intellectual property rights, which may be costly and may divert management’s attention away from their core business. Furthermore, there is no guarantee that litigation would result in an outcome favorable to our subsidiaries. If our subsidiaries are unable to protect their proprietary rights adequately, it would have a negative impact on our operations.

Our subsidiaries may be subject to claims that we have infringed the proprietary rights of others, which could require them to obtain a license or change their designs.

Although our subsidiaries do not believe any of their products infringe upon the proprietary rights of others, there is no assurance that infringement or invalidity claims, or claims for indemnification resulting from infringement claims, will not be asserted or prosecuted against them or that any such assertions or prosecutions will not have a material adverse effect on their business. Regardless of whether any such claims are valid or can be asserted successfully, defending against such claims could cause our subsidiaries to incur significant costs and could divert resources away from other activities. In addition, assertion of infringement claims could result in injunctions that prevent our subsidiaries from distributing their products. If any claims or actions are asserted against them, our subsidiaries may seek to obtain a license to the intellectual property rights that are in dispute. Such a license may not be available on reasonable terms, or at all, which could force our subsidiaries to change their designs.

If we fail to maintain an effective system of internal controls, we may not be able to report our financial results accurately. Any inability to report and file our financial results accurately and timely could harm our business and adversely affect the trading price of our common stock.

We are required to establish and maintain internal controls over financial reporting, disclosure controls and procedures and to comply with other requirements of the Sarbanes-Oxley Act and the rules promulgated by the SEC. Our management, including our President and Acting Chief Accountant, cannot guarantee our internal controls and disclosure controls will prevent all possible errors. Because of the inherent limitations in all control systems, no system of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the company have been detected. These inherent limitations include the possibility that judgments in decision-making can be faulty and subject to simple error or mistake. Furthermore, controls can be circumvented by individual acts of some persons, by collusion of two or more persons, or by management override of the controls. The design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, a control may become inadequate because of changes in conditions or the degree of compliance with policies or procedures may deteriorate. Because of inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and may not be detected. Our inability or failure to report and file our financial results accurately and timely could harm our business and the trading price of our common stock.

Our management carried out an evaluation of the effectiveness of our internal control over financial reporting and concluded that our internal control over financial reporting was not effective as of December 31, 2013, because of one identified material weakness in our internal control over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control such that there is a reasonable possibility that a material misstatement of our financial statements will not be prevented, or detected and corrected on a timely basis. The material weakness identified relates to the lack of sufficient internal accounting personnel with appropriate levels of knowledge, experience and training in generally accepted accounting principles in the U.S., or U.S. GAAP, for the preparation of financial statements in accordance with U.S. GAAP. Furthermore, our management concluded that, as of December 31, 2013 our disclosure controls and procedures were not effective because of this identified material weakness in our internal control over financial reporting. See “Item 9A. Controls and Procedures.” Our Board of Directors and management are evaluating remediation measures that we will undertake to address this material weakness and will continue this evaluation in order to implement a comprehensive remediation plan. Until such time as we hire qualified accounting staff or train our current accounting staff with the requisite U.S. GAAP experience, however, it is unlikely we will be able to remediate this material weakness in our internal control over financial reporting.

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Our accounting personnel who are primarily responsible for the preparation and supervision of the preparation of our financial statements under U.S. GAAP have limited relevant education and training in U.S. GAAP and SEC rules and regulations pertaining to financial reporting, which could impact our ability to prepare our financial statements and convert our books and records to U.S. GAAP.

Our operations principally are in China and we have maintained our books and records in accordance with generally accepted accounting principles in the PRC, or PRC GAAP. Our accounting personnel in the PRC who have the primary responsibilities of preparing and supervising the preparation of financial statements under U.S. GAAP have limited relevant education and training in U.S. GAAP and related SEC rules and regulations. As such, they may be unable to identify potential accounting and disclosure issues that may arise upon the conversion of our books and records from PRC GAAP to U.S. GAAP, which could affect our ability to prepare our financial statements in accordance with U.S. GAAP. We have taken steps to ensure that our financial statements are prepared in accordance with U.S. GAAP, including our hiring of a U.S. accounting firm to work with our PRC accounting personnel and management to convert our books and records to U.S. GAAP and prepare our financial statements. However, the measures we have taken may not be sufficient to mitigate the foregoing risks associated with the limited education and training of our accounting personnel in U.S. GAAP and related SEC rules and regulations.

Risks Related to Doing Business in China

Changes in China’s political and economic policies could have a material adverse effect on the overall economic growth of China, which could reduce the demand for our subsidiaries’ products and adversely affect our business.

Substantially all of our manufacturing and productive assets are located in China and a significant percentage of our revenue is derived from our operations in China. Accordingly, our results of operations and prospects are subject to the economic, political and legal developments in China. While China’s economy has experienced significant growth in the past twenty years, such growth has been uneven, both geographically and among various sectors of the economy. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may have a negative effect on us. For example, our operating results and financial condition may be adversely affected by PRC government control over capital investments or changes in tax regulations. In recent years, the PRC government has implemented measures emphasizing the utilization of market forces for economic reform and the reduction of state ownership of productive assets, and the establishment of corporate governance in business enterprises; however, a substantial portion of productive assets in China are still owned by the PRC government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. It also exercises significant control over China’s economic growth through the allocation of resources, the control of payment of foreign currency-denominated obligations, the setting of monetary policy, the control of the housing and real estate market and the provision of preferential treatment to particular industries or companies. Any adverse change in the economic conditions or government policies in China could have a material adverse effect on the overall economic growth and level of capital expenditures in China, which in turn could lead to reduced demand for our subsidiaries’ products and consequently have a material adverse effect on our business. Furthermore, changes in policies, laws and regulations or in their interpretation or the imposition of confiscatory taxation, restrictions on currency conversion, restrictions or prohibitions on dividend payments to shareholders, or devaluations of currency could cause a decline in the price of our common stock.

We may have difficulty establishing adequate management, legal and financial controls in China, which could affect our ability to report our financial results accurately and timely.

Historically, China has not adopted an international style of management or financial reporting concepts and practices, nor modern banking, computer and other control systems. We may have difficulty in hiring and retaining a sufficient number of qualified employees to work in China. As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices for our subsidiaries in China that meet international standards.

If relations between the U.S. and China worsen, our business could be adversely affected and investors may be unwilling to hold or buy our stock and our stock price may decrease.

At various times during recent years, the U.S. and China have had significant disagreements over political and economic issues. Controversies may arise in the future between these two countries. Any political or trade controversies between the U.S. and China, whether or not directly related to our business, could reduce the price of our common stock.

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The nature and application of many laws of China create an uncertain environment for business operations and they could have a negative effect on our subsidiaries.

The legal system in China is a civil law system. Unlike the common law system, the civil law system is based on written statutes in which decided legal cases have little value as precedents. In 1979, China began to promulgate a comprehensive system of laws and has since introduced many laws and regulations to provide general guidance on economic and business practices in China and to regulate foreign investment. Progress has been made in the promulgation of laws and regulations dealing with economic and commercial matters, but these recently enacted laws and regulations may not cover all aspects of business activities in China sufficiently. In particular, because these laws and regulations are relatively new, the interpretation and enforcement of these laws and regulations involve uncertainties, which may limit legal protections available to our subsidiaries. In addition, the PRC legal system is based in part on government policies and internal rules (some of which are not published on a timely basis or at all) that may have a retroactive effect. As a result, there may be certain instances when we may not be aware of our subsidiaries violation of these policies and rules until some time after such violation. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

The PRC government has enacted some laws and regulations dealing with matters such as corporate organization and governance, foreign investment, commerce, taxation and trade. Our subsidiaries’ ability to enforce commercial claims or to resolve commercial disputes under these laws and regulations is unpredictable, however, because the implementation, interpretation and enforcement of these laws and regulations is limited and, given their relative newness, involve uncertainties. For example, contracts governed by PRC law tend to contain less detail than those under U.S. law and generally are not as comprehensive in defining the rights and obligations of the contracting parties. Consequently, contracts in China are more vulnerable to disputes and legal challenges than those in the U.S. In addition, contract interpretation and enforcement in China is not as developed as in the U.S., and the result of any contract dispute is subject to significant uncertainties. Our subsidiaries currently are not subject to any contract dispute, but we cannot assure you that our subsidiaries will not be subject to future contract disputes with our suppliers, franchisees and other customers under contracts governed by PRC law, and if such disputes arise, we cannot assure you that our subsidiaries will prevail.

Furthermore, the political, governmental and judicial systems in China sometimes are impacted by corruption. There is no assurance our subsidiaries will be able to obtain recourse in any legal disputes with the suppliers, customers or other parties with whom they conduct business, if desired, through China’s developing and sometimes corrupt judicial systems. Any rights our subsidiaries may have under PRC law to specific performance or to seek an injunction are severely limited, and without a means of recourse by virtue of the PRC legal system, our subsidiaries may be unable to prevent these situations from occurring. The occurrence of any such events could have a material adverse effect on our business, financial condition and results of operations.

It will be extremely difficult to acquire jurisdiction and enforce liabilities against our directors and assets based in China.

As several of our directors are citizens of the PRC, it may be difficult, if not impossible, to acquire jurisdiction over these persons in the event a lawsuit is initiated against us or our officers and directors by a shareholder or group of shareholders in the U.S. Also, because many of our operating subsidiaries and assets are located in China, it may be extremely difficult or impossible for individuals to access those assets to enforce judgments rendered against us or our directors or executive offices by U.S. courts. In addition, the courts in China may not permit the enforcement of judgments arising out of U.S. federal and state corporate, securities or similar laws. Accordingly, U.S. investors may not be able to enforce judgments against us for violation of U.S. securities laws.

Fluctuation of the Renminbi and Euro may affect our financial condition and the value of our securities.

Although we use the USD for financial reporting purposes, transactions effected by our subsidiaries in China are denominated in RMB and those by our subsidiary in Germany are denominated in EUR. The value of the RMB and EUR fluctuates and are subject to changes in the political and economic conditions in China and Europe, respectively. In particular, from June 2008 to June 2010, the RMB was pegged to the USD, but it has since been managed more flexibly. Because the PBOC regularly intervenes in the foreign exchange market to prevent significant short-term fluctuations in the exchange rate, the RMB may appreciate or depreciate significantly in value against the USD in the medium to long term. Moreover, it is possible that in the future the PRC authorities may lift restrictions on fluctuations in the RMB exchange rate and lessen intervention in the foreign exchange market.

Future movements in the exchange rate of the RMB could adversely affect our financial condition as substantially all of our operations and sales are transacted in RMB and we may suffer financial losses when transferring money raised outside of China into the country or paying vendors for services performed outside of China. Historically, we have not engaged in hedging activities to mitigate this risk of fluctuating exchange rates and have no current intention of doing so. Moreover, fluctuations in the exchange rate between the USD and RMB will affect our financial results reported in USD terms without giving effect to any underlying change in our business, financial condition or results of operations. The value of our common stock likewise will be affected by the foreign exchange rate between the USD and RMB, and between those currencies and other currencies in which our sales may be denominated. Fluctuations in the exchange rate will also affect the relative value of any dividend we may issue in the future that will be exchanged into USD and earnings from, and the value of, any USD-denominated investments we make in the future. For example, if we need to convert USD into RMB for our operational needs and the RMB appreciates against the USD at that time, our financial position, our business and the price of our common stock may be harmed. Conversely, if we decide to convert our RMB into USD for the purpose of declaring dividends on our common stock or for other business purposes and the USD appreciates against the RMB, the USD equivalent of our earnings from our subsidiaries in China would be reduced.

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PRC regulations relating to mergers, offshore companies and PRC shareholders, if applied to us, may limit our ability to operate our business as we see fit.

PRC regulations govern the process by which we may participate in an acquisition of assets or equity interests and may make loans and direct investments to our subsidiaries in China. Depending on the structure of the transaction, these regulations require involved parties to make a series of applications and supplemental applications to various government agencies. In some instances, the application process may require the presentation of economic data concerning a transaction, including appraisals of the target business and evaluations of the acquirer, which are designed to allow the government to assess the transaction. Government approvals will have expiration dates by which a transaction must be completed and reported to the government agencies. Compliance with the new regulations is likely to be more time consuming and expensive than in the past and the government can now exert more control over the combination of two businesses. Accordingly, due to PRC regulations, our ability to engage in business combination transactions in China through our PRC subsidiaries has become significantly more complicated, time consuming and expensive, and we may not be able to negotiate transactions that are acceptable to us or sufficiently protective of our interests. Furthermore, loans and capital contributions from an offshore holding company such as us to its subsidiaries in China are subject to PRC regulations and approval. For example, loans by us to our subsidiaries in China, which are foreign-invested enterprises, to finance their activities cannot exceed statutory limits and must be registered with the SAFE. Similarly, the PRC Ministry of Commerce, or MOFCOM, or its local counterpart must approve any capital contribution by us to our PRC subsidiaries. We cannot assure you that we will be able to obtain these government approvals on a timely basis, if at all, with respect to future loans or capital contributions by us to our subsidiaries.

Restrictions on currency exchange may limit our ability to receive and use our revenues effectively.

The RMB is currently convertible under the “current account,” which includes dividends, trade and service-related foreign exchange transactions, but not under the “capital account,” which includes foreign direct investment and loans. Currently, our subsidiaries in China may purchase foreign currencies for settlement of current account transactions, including payments of dividends to us, without the approval of the SAFE. However, the relevant PRC government authorities may limit or eliminate their ability to purchase foreign currencies in the future. Since a significant amount of our future revenues will be denominated in RMB, any existing and future restrictions on currency exchange may limit our ability to utilize revenues generated in RMB to fund our business activities outside China that are denominated in foreign currencies.

On August 29, 2008, the SAFE promulgated Circular 142, the Notice on Perfecting Practices Concerning Foreign Exchange Settlement Regarding the Capital Contribution by Foreign-invested Enterprises, to regulate the conversion by foreign-invested enterprises, or FIEs, of foreign currency into RMB by restricting how the converted RMB may be used. Circular 142 requires that RMB converted from the foreign currency-dominated capital of a FIE may only be used for purposes within the business scope approved by the applicable government authority and may not be used for equity investments within the PRC unless specifically provided for otherwise. In addition, the SAFE strengthened its oversight over the flow and use of RMB funds converted from the foreign currency-dominated capital of a FIE. The use of such RMB may not be changed without approval from the SAFE, and may not be used to repay RMB loans if the proceeds of such loans have not yet been used. These limitations could affect the ability of our subsidiaries in China to obtain foreign exchange through debt or equity financing.

If the China Securities Regulatory Commission, or CSRC, or another PRC regulatory agency determines that its approval is required in connection with our public offerings, we may become subject to penalties.

On August 8, 2006, six PRC regulatory agencies, including the CSRC, promulgated the Regulation on Mergers and Acquisitions of Domestic Companies by Foreign Investors, or the M&A Regulations, which became effective on September 8, 2006. The M&A Regulations, among other things, have certain provisions that require offshore special purpose vehicles, or SPVs, formed for the purpose of acquiring PRC domestic companies and controlled by PRC individuals, to obtain the approval of the CSRC prior to listing their securities on an overseas stock exchange. We believe, based on the opinion of our PRC legal counsel, the Beijing Rondos Law Firm, that while the CSRC generally has jurisdiction over overseas listings of SPVs like us, CSRC’s approval is not required for the offerings of our securities because our current corporate structure was established before the new regulation became effective. However, there remains some uncertainty as to how this regulation will be interpreted or implemented in the context of an overseas offering. If the CSRC or another PRC regulatory agency subsequently determines that its approval is required for our public offerings, we may face sanctions by the CSRC or another PRC regulatory agency. If this happens, these regulatory agencies may impose fines and penalties on our operations in the PRC, limit our operating privileges in the PRC, delay or restrict the repatriation of the proceeds from our public offerings into the PRC, restrict or prohibit payment or remittance of dividends by our PRC subsidiaries to us or take other actions that could have a material adverse effect on our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our ordinary shares.

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We operate in the PRC through our operating entities whose foreign-investment status has been approved by the local offices of MOFCOM. If MOFCOM subsequently determines that such approval procedures have not been completely satisfied for our foreign-invested enterprises, we may lose the WFOE status of certain of our subsidiaries, which could negatively impact our business in China.

Our operating entities in the PRC have received approval from their respective local offices of MOFCOM as WFOEs and foreign-invested joint ventures. We believe we have satisfied all MOFCOM approval procedures for having obtained such status, but there may be conditions subsequent to complete and maintain such status. In particular, we believe that our acquisition of Taiyu, a privately held Sino-foreign joint venture company, in 2008 was not subject to the 2006 M&A Regulations but instead the 1997 Provisions on Changes in Equity Interest of Foreign Investment Enterprises, which do not require the approval of MOFCOM’s central office in connection with the acquisition of interests in a foreign-invested entity operating in an industry not restricted or prohibited under PRC law. The meaning of many of the provisions of the M&A Regulations is still unclear, however, and PRC regulators have wide latitude in the enforcement of these and other relevant regulations. Consequently, the MOFCOM approval procedures or interpretations of its approval procedures may be different from our understanding or may change. If MOFCOM subsequently determines that we should have obtained the approval of MOFCOM’s central office for our investments in any or all of our PRC foreign-invested subsidiaries, we may need to apply for a remedial approval or waiver of such approval requirements, and may be subject to certain administrative punishments or other sanctions from PRC regulatory agencies. As a result, if we lose the WFOE status of any of our PRC operating subsidiaries for any reason, there may be a material adverse effect on our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our shares of common stock.

PRC regulations relating to the registration requirements for PRC resident shareholders owning shares in offshore companies may subject our PRC resident shareholders to personal liability and limit our ability to acquire companies in China or to inject capital into our operating subsidiaries in China, limit our subsidiaries’ ability to distribute profits to us or otherwise materially and adversely affect our business.

The SAFE issued a public notice in October 2005, Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Corporate Financing and Roundtrip Investment through Offshore Special Purpose Vehicles, which we refer to as Circular 75, requiring PRC residents, including both legal persons and natural persons, to register with the competent local SAFE branch before establishing or controlling any company outside of China, referred to as an “offshore special purpose company,” for the purpose of acquiring any assets of or equity interest in PRC companies and raising funds from overseas. In addition, any PRC resident who is the shareholder of an offshore special purpose company is required to amend his or her SAFE registration with the local SAFE branch, with respect to that offshore special purpose company in connection with any increase or decrease of capital, transfer of shares, merger, division, equity investment or creation of any security interest over any assets located in China. If any PRC resident who is the shareholder of an offshore special purpose company fails to comply with the SAFE registration requirements, the PRC subsidiaries of the offshore special purpose company may be prohibited from distributing their profits and proceeds from any reduction in capital, share transfer or liquidation to their offshore parent company and the offshore parent company may be restricted in its ability to contribute additional capital into its PRC subsidiaries. Moreover, failure to comply with the SAFE registration requirements could result in liabilities under PRC laws for evasion of foreign exchange restrictions. Although we believe that our PRC subsidiaries are in compliance with these regulations, should these regulations or the interpretation of them by course or regulatory agencies change, we may not be able to pay dividends outside of China. We do not believe that we have incurred a liability because of noncompliance with Circular 75 under SAFE registration procedures, however. Accordingly, we cannot predict fully how Circular 75 will affect our business operations or future strategies because of ongoing uncertainty over how Circular 75 is interpreted and implemented, and how or whether SAFE will apply it to us.

We have requested our PRC resident beneficial owners, including our former Chairman and Chief Executive Officer, to make the necessary applications, filings and amendments as required under SAFE regulations in connection with their equity interests in us and our acquisitions of equity interests in our PRC subsidiaries. We cannot provide any assurances that all of our present or prospective direct or indirect PRC resident beneficial owners have or will comply fully with all applicable registrations or required approvals. The failure or inability of our PRC resident beneficial owners to comply with the applicable SAFE registration requirements may subject these beneficial owners or us to fines, legal sanctions and restrictions described above.

On March 28, 2007, SAFE promulgated the Operating Procedures for Foreign Exchange Administration of Domestic Individuals Participating in Employee Stock Ownership Plans and Stock Option Plans of Offshore Listed Companies, or Circular 78. Under Circular 78, PRC citizens granted stock options by an offshore listed company are required, through an agent in China or a PRC subsidiary of the offshore listed company, to register with SAFE and complete certain other procedures, including applications for foreign exchange purchase quotas and opening special bank accounts. Failure to comply with these regulations may subject us or our PRC employees that receive stock option grants from us to fines and legal sanctions imposed by SAFE or other PRC government authorities and may prevent us from further granting stock options under our equity incentive plans to our PRC-citizen employees in China. Such events could adversely affect our business operations.

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PRC labor laws may adversely affect our results of operations.

On June 29, 2007, the PRC government promulgated the Labor Contract Law of the PRC, effective on January 1, 2008, to govern the establishment of employment relationships between employers and employees, and the conclusion, performance, termination of and the amendment to employment contracts. The Labor Contract Law imposes greater liabilities on employers and significantly affects the cost of an employer’s decision to reduce its workforce. Further, it requires that certain terminations be based upon seniority and not merit. In the event our subsidiaries decide to significantly change or decrease their workforce in China, the Labor Contract Law could adversely affect their ability to effect such changes in a manner that is most advantageous to our business or in a timely and cost-effective manner, thus materially and adversely affecting our financial condition and results of operations.

Under the Enterprise Income Tax Law, we may be classified as a “resident enterprise” of China. Such classification will likely result in unfavorable tax consequences to us and our non-PRC resident shareholders.

China passed the Enterprise Income Tax Law, or the EIT Law, and its implementing rules, both of which became effective on January 1, 2008. Under the EIT Law, an enterprise established outside of China with “de facto management bodies” within China is considered a “resident enterprise,” meaning that it must be treated as a PRC domestic enterprise for enterprise income tax purposes. The implementing rules of the EIT Law define de facto management as “substantial and overall management and control over the production and operations, personnel, accounting, and properties” of the enterprise.

On April 22, 2009, the PRC State Administration of Taxation, or the SAT, issued the Notice Concerning Relevant Issues Regarding Cognizance of Chinese Investment Controlled Enterprises Incorporated Offshore as Resident Enterprises pursuant to Criteria of de facto Management Bodies, or the Notice, further interpreting the application of the EIT Law and its implementation regarding non-PRC enterprise or group controlled offshore entities. Pursuant to the Notice, an enterprise incorporated in an off-shore jurisdiction and controlled by a PRC enterprise or group will be classified as a “non-domestically incorporated resident enterprise” if: (i) its senior management in charge of daily operations reside or perform their duties mainly in China; (ii) its financial or personnel decisions are made or approved by bodies or persons in China; (iii) its substantial assets and properties, accounting books, corporate chops, board and shareholder minutes are kept in China; and (iv) at least half of its directors with voting rights or senior management often reside in China. A “resident enterprise” would be subject to an enterprise income tax rate of 25% on its worldwide income and must pay a withholding tax at a rate of 10% when paying dividends to its non-PRC shareholders. However, detailed measures on imposition of tax from non-domestically incorporated resident enterprises are not yet available. Therefore, it is unclear how tax authorities will determine tax residency based on the facts of each case.

We may be deemed to be a “resident enterprise” by PRC tax authorities. If the PRC tax authorities determine that we are a “resident enterprise” for PRC enterprise income tax purposes, a number of unfavorable PRC tax consequences could follow. First, we may be subject to the enterprise income tax at a rate of 25% on our worldwide taxable income as well as PRC enterprise income tax reporting obligations. In our case, this would mean that income such as interest on financing proceeds and non-China source income would be subject to PRC enterprise income tax at a rate of 25%. Second, although under the EIT Law and its implementing rules dividends paid to us from our PRC subsidiaries would qualify as “tax-exempt income,” we cannot guarantee that such dividends will not be subject to a 10% withholding tax, as the PRC foreign exchange control authorities, which enforce the withholding tax, have not yet issued guidance with respect to the processing of outbound remittances to entities that are treated as “resident enterprises” for PRC enterprise income tax purposes. Finally, it is possible that future guidance issued with respect to the new “resident enterprise” classification could result in a situation in which a 10% withholding tax is imposed on dividends we pay to our non-PRC shareholders and with respect to gains derived by our non-PRC shareholders from transferring our shares. If we were treated as a “resident enterprise” by PRC tax authorities, we would be subject to taxation in both the U.S. and China, and our PRC tax may not be creditable against our U.S. tax.

Dividends distributed from our PRC subsidiaries to our non-PRC resident shareholders would be subject to U.S. and PRC withholding taxes.

We are a Nevada holding company and substantially all of our income is derived from dividends we receive from our subsidiaries, including those in China. Pretax earnings of a foreign subsidiary are subject to U.S. taxation when effectively repatriated. We currently consider the undistributed earnings of our PRC subsidiaries to be invested indefinitely and, accordingly, record no deferred U.S. tax expense on such earnings. If our PRC subsidiaries were to distribute dividends to us, the dividends would be subject to U.S. and PRC withholding taxes. Before the EIT Law came into effect on January 1, 2008, dividends paid to foreign investors by FIEs, such as dividends paid to us by our subsidiaries in China, were exempt from PRC withholding tax. Pursuant to the EIT Law, dividends generated after January 1, 2008, and distributed to us by our subsidiaries in China are subject to withholding tax at a rate of 5%, provided that we are determined by the relevant PRC tax authorities to be a “non-resident enterprise” under the EIT Law and hold at least 25% of the equity interest of our subsidiaries. If we are determined to be a “resident enterprise,” we cannot guarantee that such dividends will not be subject to a 10% withholding tax, as the PRC foreign exchange control authorities, which enforce the withholding tax, have not yet issued guidance with respect to the processing of outbound remittances to entities that are treated as “resident enterprises” for PRC enterprise income tax purposes.

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The SAT promulgated “Notice on How to Understand and Determine the Beneficial Owners in Tax Agreement” on October 27, 2009, or SAT Circular 601, which provides guidance for determining whether a resident of a contracting state is the “beneficial owner” of an item of income under China’s tax treaties and tax arrangements. According to SAT Circular 601, a beneficial owner generally must be engaged in substantive business activities. An agent or conduit company will not be regarded as a beneficial owner and, therefore, will not qualify for treaty benefits. The agent or conduit company normally refers to a company that is registered in a jurisdiction other than China and merely meets the minimum legal requirements on organizational form and is not engaged in substantive operational activities for manufacturing, distribution or management. It is still unclear how SAT Circular 601 is implemented by SAT or its local counterparts in practice and whether we could be recognized as a “beneficial owner.” If we are deemed a non-resident enterprise but not qualified as a beneficial owner, we will not be entitled to a reduced 5% withholding tax and the 10% withholding tax would be imposed on any dividend income received from our subsidiaries in China. As a result, our net income would be reduced and our operating results would be adversely affected.

Tax laws and regulations in China are subject to revision, some of which may adversely affect our profitability, and the termination of certain preferential tax treatment for which our subsidiaries are eligible in China may adversely affect our net income.

The PRC corporate tax regime continues to undergo revision. Tax benefits that our subsidiaries presently enjoy may not be available to us in the wake of these changes, and our subsidiaries could incur tax obligations to the PRC government that are significantly higher than currently anticipated. These increased tax obligations could negatively affect our financial condition and our revenues, gross margins, profitability and results of operations may be adversely affected as a result.

Furthermore, certain tax exemptions that certain of our subsidiaries presently enjoy in China are scheduled to expire after 2013. Taiyu and SanDeKe are governed by the Income Tax Law of the PRC concerning privately run enterprises, which are generally subject to tax at a statutory rate of 25% on income reported in the statutory financial statements after appropriate tax adjustments. Taiyu has been classified as a high-tech enterprise eligible for certain tax benefits, including a preferential enterprise income tax rate of 15% through 2013. SanDeKe was entitled to a 50% discount on its income tax rate from 2010 through 2012, resulting in an income tax rate of 13% and 12% for 2012 and 2011, respectively. SanDeKe’s income tax rate increased to 25% in 2013. We plan to apply for renewal of these preferential tax benefits for Taiyu after 2013 and will apply in 2014. If these tax benefits enjoyed by Taiyu expire without renewal, however, our income tax expenses will increase, which will reduce our net income.

Our compliance with the Foreign Corrupt Practices Act may put our subsidiaries at a competitive disadvantage, while our failure to comply with the Foreign Corrupt Practices Act may result in substantial penalties.

We are required to comply with the United States Foreign Corrupt Practices Act, or the FCPA, which prohibits U.S. companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. Although we inform our subsidiaries’ personnel that such practices are illegal, we cannot assure you that our subsidiaries’ employees or other agents will not engage in such conduct for which we might be held responsible. If our subsidiaries’ employees or other agents are found to have engaged in such practices, we could suffer severe penalties. Non-U.S. companies, including some of our subsidiaries’ competitors, are not subject to the provisions of the FCPA. Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices occur from time to time in mainland China. If our subsidiaries’ competitors engage in these practices, they may receive preferential treatment from personnel of some companies, giving our subsidiaries’ competitors an advantage in securing business or from government officials who might give them priority in obtaining new licenses, which would put our subsidiaries at a disadvantage.

Risks Related to Our Securities

The application of the “penny stock” rules could adversely affect the market price of our common stock and increase your transaction costs to sell those shares.

Our common stock may be subject to the “penny stock” rules adopted under Section 15(g) of the Exchange Act. The penny stock rules apply to issuers whose common stock does not trade on a national securities exchange and trades at less than $5.00 per share, or that have a tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document prepared by the SEC that contains the following information:

•	a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;

•
a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to violation to such duties or other requirements of securities laws;

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•	a brief, clear, narrative description of a dealer market, including “bid” and “ask” prices for penny stocks and the significance of the spread between the “bid” and “ask” prices;

•	a toll-free telephone number for inquiries on disciplinary actions;

•	definitions of any significant terms in the disclosure document or in the conduct of trading in penny stocks; and

•	such other information and is in such form (including language, type, size and format), as the SEC shall require by rule or regulation.

Prior to effecting any transaction in a penny stock, the broker-dealer also must provide the customer with the following information:

•	bid and offer quotations for the penny stock;

•	compensation of the broker-dealer and our salesperson in the transaction;
•	number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and

•	monthly account statements showing the market value of each penny stock held in the customer’s account.

The penny stock rules further require that, prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks and a signed and dated copy of a written suitability statement.

Due to the requirements of the penny stock rules, many broker-dealers have decided not to trade penny stocks. As a result, the number of broker-dealers willing to act as market makers in such securities is limited. If we remain subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for our securities. Moreover, if our securities are subject to the penny stock rules, investors will find it more difficult to dispose of our securities.

The market price for our common stock may be volatile, which could make it more difficult or impossible for you to sell our common stock for a positive return on your investment.

The trading price of our common stock may fluctuate widely in response to various factors, some of which are beyond our control. These factors include, but are not limited to, our quarterly operating results or the operating results of other companies in our industry, announcements by us or our competitors of acquisitions, new products, product improvements, commercial relationships, intellectual property, legal, regulatory or other business developments and changes in financial estimates or recommendations by stock market analysts regarding us or our competitors. In addition, the stock market in general, and in particular the market for companies with substantial operations based in China, that became public by means of a reverse acquisition with a public shell company or that recently effected a reverse stock split, has experienced extreme price and volume fluctuations. This volatility has had a significant effect on the market prices of securities issued by many companies for reasons unrelated or disproportionate to their operating performance. These broad market fluctuations may have a material adverse effect on our stock price, regardless of our operating results. Further, the market for our common stock is limited and we cannot assure you that a larger market will ever be developed or maintained. Market fluctuations and volatility, as well as general economic, market and political conditions, could reduce our market price. As a result, these factors may make it more difficult or impossible for you to sell our common stock for a positive return on your investment.

Our quarterly results may be volatile, which could materially affect the per share price of our common stock.

Our operating results have varied on a quarterly basis during our operating history and are likely to fluctuate significantly in the future. Many factors, including the risk factors incorporated by reference herein, could cause our revenues and operating results to vary significantly in the future. Many of these factors are outside of our control. Accordingly, we believe that quarter-to-quarter comparisons of our operating results are not necessarily meaningful. Investors should not rely on the results of one quarter as an indication of our future performance. If our results of operations in any quarter do not meet analysts’ expectations, our stock price could materially decrease.

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Future sales of our stock could depress the market price of our common stock and cause our stock price to decline.

Future sales of shares of our common stock could adversely affect the prevailing market price of our stock. If our significant stockholders sell a large number of shares, or if we issue a large number of shares, the market price of our common stock could significantly decline. Moreover, the perception in the public market that our significant stockholders might sell shares of our common stock could depress the market for our shares. If such shareholders sell substantial amounts of our common stock in the public market, such sales could create a circumstance commonly referred to as an “overhang,” in anticipation of which the market price of our common stock could fall. The existence of an overhang, whether or not sales have occurred or are occurring, also could make it more difficult for us to raise additional financing through the sale of equity or equity-related securities in the future at a time and price we deem reasonable or appropriate.

We may issue additional shares of our capital stock or debt securities to raise capital or complete acquisitions, which would reduce the equity interest of our stockholders.

Our Articles of Incorporation authorize the issuance of up to 75,000,000 shares of common stock, par value $0.001 per share. As of April 4, 2014, there were 68,416,601 authorized and unissued shares of our common stock available for future issuance, based on 6,583,399 shares of our common stock outstanding and our reservation of 2,400 shares of our common stock issuable upon exercise of outstanding options. Although we have no commitments as of the date of this report to issue our securities, we may issue a substantial number of additional shares of our common stock to complete a business combination, to raise capital or to repay outstanding debt obligation, including amounts we may borrow under the Credit Agreement with Northtech. The issuance of additional shares of our common stock may significantly reduce the equity interest of our existing stockholders and may adversely affect prevailing market prices for our common stock.

We have not paid dividends in the past and do not expect to pay dividends in the future. Any return on investment may be limited to the value of our common stock.

We have never paid cash dividends on our common stock and do not anticipate doing so in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting it at such time as the Board of Directors may consider relevant. Furthermore, China has currency and capital transfer regulations that require us to comply with complex regulations for the movement of capital. See “Risks Related to Our Business – We are a holding company that depends on cash flow from our wholly owned subsidiaries to meet our obligations.” Although our management believes that we are in compliance with these regulations, should these regulations or the interpretation of them by PRC courts or regulatory agencies change, we may not be able to pay dividends to our shareholders outside of China. Our management intends to follow a policy of retaining all of our earnings to finance the development and execution of our strategy and the expansion of our business. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if our stock price appreciates.

Provisions in the Nevada Revised Statutes and our Articles of Incorporation and Amended and Restated Bylaws could make it very difficult for you to bring any legal actions against our directors or officers for violations of their fiduciary duties or could require us to pay any amounts incurred by our directors or officers in any such actions.

Members of our Board of Directors and our officers will have no liability for breaches of their fiduciary duty of care as a director or officer, except in limited circumstances, pursuant to provisions in the Nevada Revised Statutes and our Articles of Incorporation and Amended and Restated Bylaws as authorized by the Nevada Revised Statutes. Specifically, Section 78.138 of the Nevada Revised Statutes provides that a director or officer is not individually liable to the company or its shareholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that (1) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (2) his or her breach of those duties involved intentional misconduct, fraud or a knowing violation of law. This provision is intended to afford directors and officers protection against and to limit their potential liability for monetary damages resulting from suits alleging a breach of the duty of care by a director or officer. Accordingly, you may be unable to prevail in a legal action against our directors or officers even if they have breached their fiduciary duty of care. In addition, our Amended and Restated Bylaws allow us to indemnify our directors and officers from and against any and all costs, charges and expenses resulting from their acting in such capacities with us. This means that if you were able to enforce an action against our directors or officers, in all likelihood, we would be required to pay any expenses they incurred in defending the lawsuit and any judgment or settlement they otherwise would be required to pay. Accordingly, our indemnification obligations could divert needed financial resources and may adversely affect our business, financial condition, results of operations and cash flows, and adversely affect prevailing market prices for our common stock.

Item 1B. Unresolved Staff Comments

Not required.

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Item 2. Properties

Our headquarters and principal manufacturing facilities are located in the Shenyang Economic and Technological Development Zone, Shenyang City, Liaoning Province, PRC. We acquired land use rights in Shenyang by the municipal administration of state-owned land through 2055, on which we own two buildings, including our office headquarters and principal manufacturing facilities. Siping Beifang owns its manufacturing facilities and land use rights for three parcels of land in Siping through 2052, 2056 and 2060, respectively. SmartHeat Energy acquired land use rights in Shenyang that are valid through 2060. We temporarily halted construction on a factory project for SmartHeat Energy because we believe that economic and market conditions in China at this time make it unlikely for the factory to operate profitably if completed in 2013 as originally scheduled. SanDeKe, Ruicheng and SmartHeat Pump lease space for their business offices and manufacturing facilities. SmartHeat Germany owns manufacturing facilities and land in Güstrow, Germany. We have leased offices for our sales representatives in multiple PRC cities under short-term, renewable leases.

Properties owned or acquired by SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd, SanDeKe Co., Ltd, SmartHeat (Shenyang) Energy Equipment Co., Ltd, SmartHeat Siping Beifang Energy Technology Co., Ltd and Hohhot Ruicheng Technology Co., Ltd are used for Heat PHE; while properties owned or acquired by SmartHeat (Shenyang) Heat Pump Technology Co., Ltd and SmartHeat Deutschland GmbH are used for Heat HP. In general, our properties are well maintained, considered adequate and being utilized for their intended purposes.

Item 3. Legal Proceedings

We may become involved in various lawsuits and legal proceedings arising in the ordinary course of business. Litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may have an adverse effect on our business, financial conditions or operating results. Aside from the proceeding described below, we are currently not aware of any such legal proceedings or claims that will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

On August 31, 2012, a putative class action lawsuit, Steven Leshinsky v. James Wang, et. al., which purported to allege federal securities law claims against the Company and certain of its former offers and directors, was filed in the United States District Court for the Southern District of New York.  Thereafter, two plaintiffs filed competing motions to be appointed lead plaintiff in the proceeding.  A lead plaintiff was appointed and an amended complaint was filed on January 28, 2013, by the Rosen Law Firm. The amended complaint included Oliver Bialowons, our President, and Michael Wilhelm, our former Chief Financial Officer, as defendants in the proceeding though they were not officers of the Company during the alleged class period. A second amended complaint was filed on April 8, 2013, under the caption  Stream Sicav, Dharanendra Rai et al. v. James Jun Wang , Smartheat, Inc. et al., removing Messrs. Wilhelm and Bialowons as defendants.  The second amended complaint alleges two counts against the Company, both for violations of the federal securities laws arising from alleged insider sales or management sales of securities and alleged false disclosures relating to those sales. On May 8, 2013, we filed a motion to dismiss the second amended complaint on the grounds that the plaintiffs did not, in fact, allege that a member of our senior management team had sold their shares. . On March 17, 2014 the court, denied, the lead plaintiff's motion for class certification, without prejudice to move again for such certification pending (1) the resolution of Halliburton Co. v. Erica P. John Fund, Inc., No. 13-317 (U.S. 2014)by the Supreme Court of the United States regarding the viability of the efficient market theory andthe plaintiffs’ claim that reliance, and therefore injury, can be determined on a classwide basis and(2) defendants' compliance with their discovery obligations. In the event the motion to dismiss is not successful, we intend to vigorously defend this action, as we believe the allegations against us are without merit.

Item 4. Mine Safety Disclosures

Not applicable.

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PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Market Information

Our common stock has traded on the over the counter market since November 9, 2012. Previously, and prior to NASDAQ halting trading in our common stock, our common stock was listed on the NASDAQ Global Select Market under the symbol “HEAT” and had been trading on NASDAQ since January 29, 2009. The following table sets forth the range of the high and low sales prices of our common stock for each quarter in the years ended December 31, 2013 and 2012.

	2013		2012
	High	Low	High	Low
First Quarter (through March 31)	$0.70	$0.30	$5.15	$0.32
Second Quarter (through June 30)	0.55	0.22	9.64	4.04
Third Quarter (through September 30)	0.60	0.21	4.04	4.04
Fourth Quarter (through December 31)	0.50	0.15	4.04	0.25

Holders of Record

On April 4, 2014, there were approximately 47 shareholders of record based on information provided by our transfer agent. Many of our shares of common stock are held in street or nominee name by brokers and other institutions on behalf of shareholders and we are unable to estimate the total number of shareholders represented by these record holders.

Dividend Policy

We have not paid and do not expect to declare or pay any cash dividends on our common stock in the foreseeable future, and we currently intend to retain future earnings, if any, to finance the expansion of our business. The decision whether to pay cash dividends on our common stock will be made by our Board of Directors, in their discretion, and will depend on our financial condition, operating results, capital requirements and other factors deemed relevant by our Board of Directors.

Our ability to pay dividends may be affected by the complex currency and capital transfer regulations in China that restrict the payment of dividends to us by our subsidiaries in China. PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in China. Our subsidiaries in China also are required to set aside at least 10% of net income after taxes based on PRC accounting standards each year to statutory surplus reserves until the cumulative amount of such reserves reaches 50% of registered capital. These reserves are not distributable as cash dividends. Our subsidiaries in China also may allocate a portion of their after-tax profits to their staff welfare and bonus funds, which may not be distributed to equity owners except in the event of liquidation. If any of our subsidiaries incur debt, the instruments governing the debt may restrict their ability to pay dividends or make other distributions to us.

In addition, Circular 75 requires PRC residents, including both legal persons and natural persons, to register with the competent local SAFE branch before establishing or controlling any company outside of China. If the PRC subsidiaries of an offshore parent company do not report the need for their PRC investors to register to the local SAFE authorities, they may be prohibited from distributing their profits and proceeds from any reduction in capital, share transfer or liquidation to their offshore parent company. Although we believe that our subsidiaries in China are in compliance with these regulations, should these regulations or the interpretation of them by PRC courts or regulatory agencies change, we may not be able to pay dividends outside of China.

Item 6. Selected Financial Data

Not required.

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Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Safe Harbor Declaration

The comments made throughout this Annual Report should be read in conjunction with our Financial Statements and the Notes thereto, and other financial information appearing elsewhere in this document. In addition to historical information, the following discussion and other parts of this document contain certain forward-looking information. When used in this discussion, the words, “believes,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from projected results, due to a number of factors beyond our control. We do not undertake to publicly update or revise any of our forward-looking statements, even if experience or future changes show that the indicated results or events will not be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Readers are also urged to carefully review and consider our discussions regarding the various factors that affect our business, which are described in this section and elsewhere in this report.

Overview

Through our subsidiaries we design, manufacture and sell clean technology plate heat exchangers (“PHE”), heat pumps (“HPs”) and related systems marketed principally in the People’s Republic of China (“PRC”). Our subsidiaries’ products are used in the industrial, residential and commercial markets to improve energy utilization and efficiencies, and to reduce pollution by reducing the need for coal-fired boilers. Our subsidiaries design, manufacture, sell and service PHEs, PHE Units, which combine PHEs with various pumps, temperature sensors, valves and automated control systems in systems custom designed by our in-house engineers, heat meters and heat pumps for use in commercial and residential buildings. Our subsidiaries also design, manufacture and sell spiral heat exchangers and tube heat exchangers. Our subsidiaries’ products and systems are an increasingly important element in providing a clean technology, mission-critical solution to energy consumption and air pollution problems in China and are commonly used in a wide variety of industrial processes where heat transfer is required. Common applications include energy conversion for heating, ventilation and air conditioning, or HVAC, and industrial use in petroleum refining, petrochemicals, metallurgy, food and beverage and chemical processing. Our subsidiaries sell their products under the SmartHeat and Taiyu brand names and also sell PHEs under the Sondex brand name as an authorized dealer of Sondex PHEs in China.

In addition, we offer HPs in China and in Germany under the Gustrower brand name.  Our subsidiaries design and build HPs specific to customer specifications and particular operating conditions and are known for their high quality and efficiency. Our subsidiaries produce HPs in sizes that have applications in both the industrial and residential settings. We believe our subsidiaries’ HPs reduce the cost of heating and cooling by using recycled air as a heat source thereby reducing heat loss promoting energy saving and efficiency.

We are a U.S. holding company with no material assets other than the ownership interests of our subsidiaries through which we design, manufacture and sell our clean technology PHEs, HPs and related systems. We were incorporated in the State of Nevada on August 4, 2006, under the name Pacific Goldrim Resources, Inc., as an exploration stage corporation with minimal operations to engage in the exploration for silver, lead and zinc. On April 14, 2008, we changed our name to SmartHeat Inc. and entered into a Share Exchange Agreement to acquire Shenyang Taiyu Machinery & Electronic Equipment Co., Ltd., subsequently renamed SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd., or Taiyu, a privately held Sino-foreign joint venture (“JV”) company formed under the laws of the PRC on July 24, 2002, and engaged in the design, manufacture, sale and servicing of plate heat exchange products in China. The Share Exchange Agreement was entered into by SmartHeat, Taiyu and the shareholders of Taiyu. We received PRC government approval on May 28, 2008, of our subscription for 71.6% of the registered capital of Taiyu, and approval on June 3, 2009, of the transfer of the remaining 28.4% ownership of Taiyu from the original JV shareholders who received shares of our common stock in the Share Exchange. As a result of the Share Exchange Agreement and subsequent transactions contemplated thereby, and receipt of the above PRC government approvals, Taiyu became our wholly foreign-owned enterprise, or WFOE.

As an expansion of our business following our acquisition of Taiyu, we acquired and established subsidiaries in China and Germany.

The following chart displays our subsidiaries according to which operating segment they operate in:

Plate Heat Exchangers (PHE)	Heat Pumps (HP)
SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd.	SmartHeat (China) Investment Co., Ltd.
SanDeKe Co., Ltd.	SmartHeat (Shenyang) Heat Pump Technology Co., Ltd.
SmartHeat (Shenyang) Energy Equipment Co., Ltd.	SmartHeat Deutschland GmbH
SmartHeat Siping Beifang Energy Technology Co., Ltd.	SmartHeat (Shanghai) Trading Co., Ltd.
Hohhot Ruicheng Technology Co., Ltd.	Beijing SmartHeat Jinhui Energy Technology Co., Ltd.
SmartHeat Heat Exchange Equipment Co.

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Principal Factors Affecting Our Financial Performance

Our revenues are subject to fluctuations due to the timing of sales of high-value products, the impact of seasonal spending patterns, the timing and size of projects our customers perform, changes in overall spending levels in the industry, changes in PRC government fiscal policies, inflation in China and other unpredictable factors that may affect customer ordering patterns. Our revenues may fluctuate due to the seasonal nature of central heating services in the PRC because the equipment used in residential buildings must be delivered prior to the beginning of the heating season in late fall, which occurs during the third and fourth calendar quarters in China. We also anticipate decreased sales volume in the first calendar quarter compared to other quarters, as our customers generally install and test our products during this period, and are in the process of budgeting their new projects. Additionally, any significant delays in the commercial launch or any lack or delay of commercial acceptance of new products, unfavorable sales trends in existing product lines or impacts from the other factors mentioned above, could adversely affect our revenue growth or cause a decline in quarterly revenue.

In response to inflationary concerns, the PRC government tightened fiscal policies beginning in 2011 that contributed to a slowdown in many sectors of China’s economy and restricted bank lending practices. China’s economy grew at its slowest pace in three years according to the National Bureau of Statistics of China. This slow growth continued into 2013. Historically, approximately 40% of our customers, representing the majority of our total sales, consist of state-owned enterprises in China. Many of these customers, the majority of which are real estate developers, encountered difficulties in 2011 and 2012 in obtaining grants from the PRC government and faced an extended bank loan application process, both of which typically are used to finance the purchase of our products. These conditions continued into 2013. Accordingly, the continued deflationary policy of the PRC government affected the number of new sales of our PHEs and PHE Units as certain state-owned enterprises deferred bidding for new projects because of their working capital difficulties or abandoned existing projects. The decline in new projects among state-owned enterprises and increased peer competition contributed to a decline in sales of our PHEs and PHE Units in 2011, 2012 and 2013. We also canceled contracts in 2011 with certain of these state-owned customers that were unable to make payments or that had requested adjustments to their payment terms in response to their financial difficulties. Although these events caused a decrease in our sales in 2011, 2012 and into 2013, a portion of the canceled PHE and PHE Unit orders were reinstated in 2012, and additional orders and contracts that were canceled or partially delayed are performed in 2013, which reduced the impact of the drop in our sales over the long term. Furthermore, the PRC government remains committed to the construction of affordable housing projects and emission-reduction and energy-saving policies, which we believe will continue to drive demand for our clean technology heat transfer products.

Our revenues also may fluctuate significantly due to material costs, which normally account for approximately 69-72% of our cost of sales. We experienced and anticipate continued fluctuation in raw material costs as a result of world economic conditions, such as the price of stainless steel used to produce plates, our PHEs and PHE Units. We monitor the commodities markets for pricing trends and changes, but do not engage in hedging to protect against raw material fluctuations. Instead, we attempt to mitigate the short-term risks of price swings by purchasing raw materials in advance based on production needs and projected sales. We typically experience stronger sales during the second half of the year, which is the start of fall and winter in China, during which we historically generate the majority of our revenue. Accordingly, we increased our inventory and advances to suppliers during the first three quarters of each year in anticipation of our historical high season for production. Management believes our current levels of increased inventory resulting from the unexpected abandonment of projects and cancelation of orders by certain customers in 2011 and 2012 was consumed gradually in 2013 and the following years as we fulfill new orders and delayed and reinstated contracts.  Although we currently are able to obtain adequate supplies of raw materials, it is impossible to predict future availability or cost. Unfavorable fluctuations in the price, quality or availability of required raw materials could negatively affect our cash flows and ability to meet the demands of our customers, which could result in the loss of future sales.

Our profitability depends upon the margin between the cost to us of goods used in the manufacturing process, such as plates, pumps, water tanks, sensors, control systems and other raw materials, as well as our fabrication costs associated with converting such goods and raw materials compared to the selling price of our products, and the overall supply of raw materials. We intend to base the selling prices of our products upon the associated raw materials costs to us, which typically make up 69-72% of total cost. We may not be able to pass all increases in raw material costs and ancillary acquisition costs associated with taking possession of raw materials through to our customers, however, and there may be a time lag as we bid on new projects and renegotiate pricing with our existing customers. Furthermore, to ease inflationary pressure on our costs, we implemented new controls over our purchasing process and raw material pricing by adopting a new budgetary control system to monitor our fixed costs and continued improvements to our manufacturing process to decrease labor cost and improve manufacturing efficiency.

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The economic conditions our subsidiaries faced in 2011, 2012, and 2013, made it impossible for our subsidiaries to pay dividends to our U.S. parent company, which is dependent upon such dividends to meet its financial obligations.  Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of the subsidiary’s retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Further, the Company’s PRC subsidiaries are required to take certain reserves as detailed in Note 18 to our financial statements. As a result, we sought alternative sources of capital for our U.S. parent company. On July 27, 2012, we entered into a secured, revolving credit facility with Northtech Holdings Inc., a British Virgin Islands business corporation owned by certain members of our former management, James Wang, Rhett Wang and Wen Sha.  Jane Ai, our Corporate Secretary, is also a part owner of Northtech.  As amended on December 21, 2012, the Credit Agreement provides for borrowings of up to $2,500,000 with any amounts borrowed maturing on April 30, 2014. Borrowings under the Credit Agreement are secured by 55% of the equity interest in each of our wholly, directly-owned subsidiaries and are repayable, at our option, in shares of our common stock. On December 21, 2012, we repaid $1,300,000 of the $1,384,455 outstanding under the Credit Agreement with 1,300,000 restricted shares of our common stock, approximately 22.67% of our total issued and outstanding shares of Common Stock, as authorized by the Credit Agreement and approved by our shareholders. On June 25, 2013, the Board approved second amendment to the credit and security agreement and on August 23, 2013, we entered into second amendment to the credit and security agreement with Northtech, which redefined the “base rate”, and adjusted the base rate to 10% annually, compounded quarterly, effective January 1, 2013.   On March 26, 2014, we gave notice to Northtech pursuant to the terms of the Credit and Security Agreement between the Company and Northtech, dated July 27, 2012, as amended, extending the maturity date on the Credit Agreement from April 30, 2014 to January 3, 2015 (see Note 15).

On December 30, 2013, we closed the transaction contemplated by the Equity Interest Purchase Agreement dated October 10, 2013, whereby the buyers purchased 40% of the Company’s equity interests in the following PHE segment subsidiaries: SmartHeat Taiyu (Shenyang) Energy; SmartHeat Siping Beifang Energy Technology Co., Ltd.; SmartHeat (Shenyang Energy Equipment) Co. Ltd.; Hohot Ruicheng Technology Co., Ltd.; and Urumchi XinRui Technology Limited Liability Company (collectively, the “Target Companies”). The purchase price was RMB 5,000,000. Urumchi XinRui was 46% owned by SmartHeat US parent company.

We retain an option to repurchase the equity interests of the Target Companies from the buyers at a purchase price of RMB 5,600,000 which terminated on February 28, 2014.  In the event we do not exercise the option to repurchase the equity interest, the buyers shall have the option to purchase an additional 40% equity interest in the Target Companies for an additional purchase price of RMB 6,000,000. On March 27, 2014, the buyers gave notice of their intent to exercise their option to purchase the additional 40% equity interest upon satisfaction of the terms and conditions set forth in the Equity Interest Purchase Agreement, including, without limitation the approval of our shareholders prior to completion of  the sale. In the event such approval is not obtained, the buyers may terminate the Equity Interest Purchase Agreement. Should the buyers exercise their option to purchase the additional 40% equity interest, and the Company’s shareholders approve the sale, we have the option to require the Buyers to purchase the remaining 20% equity interest for a purchase price of RMB 2,500,000.We did not exercise the option to repurchase the equity interest of the Target Companies.

Significant Accounting Policies

While our significant accounting policies are more fully described in Note 2 to our consolidated financial statements, we believe the following accounting policies are the most critical to aid you in fully understanding and evaluating this management discussion and analysis.

Basis of Presentation

Our financial statements are prepared in accordance with generally accepted accounting principles in the U.S., or U.S. GAAP.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of SmartHeat’s U.S. parent and its subsidiaries, Taiyu, SanDeKe, SmartHeat Siping, Jinhui, SmartHeat Investment, SmartHeat Energy, SmartHeat Trading, SmartHeat Germany and SmartHeat Pump. All significant inter-company accounts and transactions were eliminated in consolidation.

In preparing the financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates, required by management, include the recoverability of long-lived assets, allowance for doubtful accounts, and the reserve for obsolete and slow-moving inventories. Actual results could differ from those estimates.

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Accounts Receivable

We maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Accounts receivable are net of unearned interest. Unearned interest represents imputed interest on accounts receivable with due dates over one year from the invoice date discounted at our borrowing rate for the year. Based on historical collection activity, we had bad debt allowances of $48.2 million and $28.2 million at December 31, 2013 and 2012, respectively.

Revenue Recognition

Our revenue recognition policies are in compliance with SEC Staff Accounting Bulletin (“SAB”) 104 (codified in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605). Sales revenue is recognized when PHEs, heat meters and HPs are delivered, and for PHE Units when customer acceptance occurs, the price is fixed or determinable, no other significant obligations of ours exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue under “Advance from customers.”

Our agreements with our customers generally provide that 30% of the purchase price is due upon placement of an order, 30% upon delivery and 30% upon installation and acceptance of the equipment after customer testing. As a common practice in the heating manufacturing business in China, payment of the final 10% of the purchase price is due no later than the termination date of the standard warranty period, which ranges from 3 to 24 months from the acceptance date. Due to the slowdown of the Chinese economy and tightened monetary policy, and in order to attract and retain customers, the Company’s subsidiaries have adjusted their contract and payment terms on a case-by-case basis to permit for more flexible and longer payment terms.

Our standard warranty is provided to all customers and is not considered an additional service; rather, it is an integral part of the product sale. We believe the existence of the standard warranty in a sales contract does not constitute a deliverable in the arrangement and thus there is no need to apply the EITF 00-21 (codified in FASB ASC Topic 605-25) separation and allocation model for a multiple deliverable arrangement. SFAS 5 (codified in FASB ASC Topic 450) specifically addresses the accounting for standard warranties and neither SAB 104 nor EITF 00-21 supersedes SFAS 5. We believe accounting for our standard warranty pursuant to SFAS 5 does not impact revenue recognition because the cost of honoring the warranty can be reliably estimated.

We charge for after-sales services provided after the expiration of the warranty period, with after-sales services mainly consisting of cleaning PHEs and repairing and exchanging parts. We recognize such revenue when service is provided. The revenue earned from these services was not material during the years ended December 31, 2013 and 2012.

Foreign Currency Translation and Comprehensive Income (Loss)

The functional currency of our subsidiaries in China is RMB. The functional currency of SmartHeat Germany, our German subsidiary, is EUR. For financial reporting purposes, RMB and EUR were translated into USD as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income.” Gains and losses resulting from foreign currency transactions are included in income. There was no significant fluctuation in exchange rate for the conversion of RMB to USD after the balance sheet date.

We use Statement of Financial Accounting Standards (“SFAS”) No. 130, “Reporting Comprehensive Income” (codified in FASB ASC Topic 220). Comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by shareholders, changes in paid-in capital and distributions to shareholders.

Recent Accounting Pronouncements

In February 2013, the FASB issued ASU 2013-2, Comprehensive Income (ASC Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, the new ASU requires entities to disclose in a single location (either on the face of the financial statement that reports net income or in the notes) the effects of reclassifications out of accumulated other comprehensive income (AOCI). For items reclassified out of AOCI and into net income in their entirety, entities must disclose the effect of the reclassification on each affected net income item. For AOCI reclassification items that are not reclassified in their entirety into net income, entities must provide a cross-reference to other required U.S. GAAP disclosures. There is no change in the requirement to present the components of net income and other comprehensive income in either a single continuous statement or two separate consecutive statements.  The ASU does not change the items currently reported in other comprehensive income.

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For public entities, the new disclosure requirements are effective for annual reporting periods beginning after December 15, 2012, and interim periods within those years (i.e., the first quarter of 2013 for entities with calendar year-ends). The ASU applies prospectively, and early adoption is permitted. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements.

As of December 31, 2013, there is no recently issued accounting standards not yet adopted that would have a material effect on the Company’s consolidated financial statements.

Results of Operations

Year ended December 31, 2013 Compared to the Year ended December 31, 2012

The following table sets forth the consolidated results of our operations for the periods indicated as a percentage of net sales, certain columns may not add due to rounding.

	2013		2012
	$	% of Sales	$	% of Sales
Sales	$44,709,526		$47,850,292
Cost of sales	40,401,380	90%	32,481,271	68%
Gross profit	4,308,146	10%	15,369,021	32%
Operating expenses	43,911,483	98%	45,358,344	95%
Loss from operations	(39,603,338)	(89)%	(29,989,323)	(63)%
Non-operating income (expenses), net	(1,289,971)	(3)%	1,236,968	3%
Income tax expense (benefit)	(50,657)	(0.1)%	493,624	1%
Noncontrolling interest	(319,904)	(1)%	(28,897)	(0)%
Net Loss to SmartHeat Inc.	$(40,522,748)	(91)%	$(29,217,082)	(61)%

The following table sets forth the results of our operations for our PHE and heat meter segment (include inter-segment sales of $131,806) for the periods indicated as a percentage of net sales, certain columns may not add due to rounding.

	2013		2012
	$	% of Sales	$	% of Sales
Sales	$38,882,321		$42,074,895
Cost of sales	36,076,054	93%	27,412,639	65%
Gross profit	2,806,266	7%	14,662,255	35%
Operating expenses	37,992,759	98%	36,142,111	86%
Loss from operations	(35,186,493)	(91)%	(21,479,856)	(51)%
Non-operating expenses, net	(1,154,267)	(3)%	(339,647)	(1)%
Income tax expense	9,456	0.02%	561,218	1%
Noncontrolling interest	(305,710)	(1)%	(737)	(0)%
Net Loss to SmartHeat Inc.	$(36,044,506)	(93)%	$(22,379,983)	(53)%

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The following table sets forth the results of our operations for our HP segment for the periods indicated as a percentage of net sales, certain columns may not add due to rounding.

	2013		2012
	$	% of Sales	$	% of Sales
Sales	$5,959,011		$5,797,898
Cost of sales	4,457,132	75%	5,091,132	88%
Gross profit	1,501,879	25%	706,766	12%
Operating expenses	4,388,694	74%	7,142,687	123%
Loss from operations	(2,886,815)	(48)%	(6,435,921)	(111)%
Non-operating income, net	717,301	12%	624,958	11%
Income tax benefit	(60,113)	(1)%	(67,594)	(1)%
Noncontrolling interest	(14,194)	(0)%	(28,159)	(0)%
Net Loss to SmartHeat Inc.	$(2,095,207)	(35)%	$(5,715,209)	(99)%

Sales. Net sales in the year ended December 31, 2013, were $44.71 million, consisting of $27.39 million for PHEs, $10.49 million for PHE Units, $1.13 million for heat meters and $5.70 million for HPs, while net sales in the year ended December 31, 2012, were $47.85 million, consisting of $22.29 million for PHEs, $18.55 million for PHE Units, $3.28 million for heat meters and $3.73 million for HPs, an overall decrease of $3.14 million or 7%. The 7% decrease in total revenue was due primarily to the decrease in sales of PHE unit in the year ended December 31, 2013, compared to 2012. However, sales of PHE, increased 23% in the year ended December 31, 2013 compared to 2012.  The overall slow-down of the PRC economy and tight fiscal policy including restricted lending practice continues in 2013, which caused decline in new projects among state-owned enterprises and increased peer competition, despite a portion of the previously canceled or delayed orders were reinstated and performed in 2013, we obtained less new sales contracts in 2013 for PHE unit which is more commonly used in real estate industry, and the real estate industry is very slow in PRC in recent years due to the reasons explained above; however, we got improved sales performance for industrial use of PHE in 2013, which has less impact from tight fiscal policy.

We have a review process for approving each sales contract, including sales price. Sales price is determined under each contract in proportion to our estimated cost in order to ensure our gross profit. Our sales price varies according to each sale depending primarily on each customer’s specific requirements and our negotiation of the contract amount and term.

Cost of Sales. Cost of sales (“COS”) was $40.40 million in the year ended December 31, 2013, compared to $32.48 million in 2012, an increase of $7.92 million or 24%. The increase in our COS is attributable to an increased inventory impairment provision. We reserved $6.34 million for inventory impairment provision for PHEs and PHE Units during the year ended December 31, 2013, compared with $1.59 million for 2012.  COS mainly consisted of the cost of materials, factory overhead and labor. Materials cost was 69% of total cost, while factory overhead cost was 27% and labor was 4% during the year ended December 31, 2013, as compared to 65%, 31% and 4%, respectively, for 2012.  Our materials cost as a percentage of total costs increased to 69% from the typical 65% as a result of increased raw material price.  Combined with a significant increase in inventory impairment provision, the COS as a percentage of sales was 90% in the year ended December 31, 2013 compared with 68% for the same period of 2012.

We performed an inventory impairment assessment as of December 31, 2013 and 2012, for the write-down of raw materials and finished goods in inventory. We stock inventory, consisting of raw materials and finished goods, according to projected sales and customer orders, with steel plates and components for our products generally ordered two to three months in advance of anticipated production needs. As part of our impairment analysis, we performed an evaluation of raw materials stored over one year and not anticipated to be consumed, and an evaluation of potential impairment to the quality of these raw materials. If management anticipates that obsolete raw materials in inventory can be utilized and will be consumed within the next few months through new customer orders or substitute orders, no impairment is recorded. We collected information about delayed and canceled contracts and met with affected customers to discuss their financing situation and their projections of future orders. Finished goods manufactured for delayed and canceled contracts that we do not expect to be reinstated and contracts for which we have been unable to find substitute customers become impaired. We performed an evaluation of these finished goods stored over one year and recorded an impairment accordingly. We also analyzed whether to take a reserve for conversion costs of finished goods in inventory for resale to substitute customers. Following the completion of our impairment analysis, we had inventory impairment provision of $12,067,544 and $5,433,879 as of December 31, 2013 and 2012, respectively.

Gross Profit. Gross profit (loss) was $4.31 million in the year ended December 31, 2013, compared to $15.37 million in 2012. Profit margin was 10% and 32% for the year ended December 31, 2013 and 2012 respectively. The decrease in profit margin in the year ended December 31, 2013 was primarily due to increased inventory impairment provision which was recorded in COS, and increased raw material cost as a percentage to total cost.

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Operating Expenses. Operating expenses consisting of selling, general and administrative expenses totaled $43.91 million in year ended December 31, 2013, compared to $45.36 million in 2012, a decrease of $1.45 million or 3.19%. Operating expenses as a percentage of sales were 98% in the year ended December 31, 2013, compared to 95% in 2012. The decrease in operating expenses was mainly due to decreased selling expense of $6.86 million and general and administrative expense of $10.40 million for the year ended December 31, 2013, compared with $9.92 million selling expense and $12.35 million general and administrative expense for 2012 as a result of decreased sales and slowdown of our business. In addition, we had $2.08 million goodwill impairment for SmartHeat Germany in 2012.

We recorded a bad debt allowance of $18.81 million for accounts receivable (consisting of $18.64million for PHEs and related products and $0.17 million for HPs and related products), $8.43 million for bad debt allowance for other receivables (consisting of $8.41 million for PHEs and related products and $23,495 for HPs and related products), and $(0.59) million for allowance for advances to suppliers (consisting of $(0.68) million for PHEs related and $89,134 for HPs related), respectively, for the year ended December 31, 2013, compared with $17.52 million for bad debt allowance for accounts receivable, $1.27 million for bad debt allowance for other receivables, and $2.22 for allowance for advance to suppliers for 2012. The increased bad debt allowance for accounts and other receivables was primarily attributable to payment delays caused by the working capital difficulties of many of our state-owned customers. Due to the deflationary fiscal policy of the PRC government in 2012 that continued into 2013, some of our state-owned customers encountered difficulties in obtaining grants from the government and loans from state-owned banks, both of which typically are used to finance the purchase of our products, which resulted in unexpected delays in the payment of our accounts receivable in a timely manner. Generally, we reserve for 50% of accounts receivable with aging over 180 days and 100% of accounts receivable with aging over 360 days as bad debt allowance. We do not expect a significant risk with respect to the overdue accounts receivable for which we took the bad debt allowance and continue to work to collect all amounts due. We believe the stringent fiscal policy impacting our customers in China will be temporary and the expansion and training of our marketing team and other employees will increase sales and improve the efficiency of our operations.

Non-operating income (expenses), net. Our net non-operating expenses for the year ended December 31, 2013 was $1.29 million compared to net non-operating income of $1.24 million for 2012, an increase of expenses of $2.53 million or 204%. The increase in non-operating expenses was due mainly to increased interest expense of $1,816,456 for the year ended December 31, 2013, compared with $1,548,937 for 2012, and decreased net other income of $1,314,945 for the year ended December 31,2013, compared with $2,643,786 for 2012.  The net other income of $1,314,945 for the year ended December 31, 2013 mainly consisted of income (net), from selling of raw material of $810,653, government subsidy of $457,717 and other non-operating income of $245,119, but offset by loss (net) from after-sales services of $198,544.  The net other income of $2,643,786 for the year ended December 31, 2012, mainly consisted of income (net), from selling of raw material of $582,200; income from providing technical service of $450,700; income (net) from after-sales services of $186,730, gain on settlement of debts of $813,245 through issuance of shares, and insurance compensation of $496,260 for the fire loss. In addition, we incurred $842,491 loss on sale of 40% equity interest on Taiyu, Siping, Shenyang Energy, Ruicheng and Xinrui in 2013.

Income tax expense (benefit). We had income tax benefit of $50,657 for the year ended December 31, 2013, compared to income tax expense of $493,624 for 2012. The effective income tax rate to taxable loss for the year ended December 31, 2013, was (0.1)% compared to 1.7% for 2012.

Net Loss. Our net loss for the year ended December 31, 2013, was $40.53 million compared to net loss of $29.22 million for 2012, an increase of $11.31 million or 39%. Net loss as a percentage of sales was 91% in the year ended December 31, 2013, and net loss as a percentage of sales was 61% in 2012. This increase in net loss was attributable to increased inventory impairment provision, increased provision for bad debts, and increased non-operating expenses as described above.

Liquidity and Capital Resources

As of December 31, 2013, we had cash and equivalents of $13.60 million. Working capital was $47.96 million at December 31, 2013. The ratio of current assets to current liabilities was 1.89:1 at December 31, 2013.

Presently, the Company’s U.S. parent company is experiencing difficulty up streaming cash. As a consequence, the Company obtained a revolving line of credit providing for borrowings of up to $2.5million, to address the cash needs of the Company’s U.S. parent. In 2013 and 2012, the Company issued 200,000 and 1,300,000 Restricted Shares of Common Stock, respectively, in cancellation of $100,000 and $1,301,300, respectively, of indebtedness under the Credit Facility.  The remaining balance under the Credit Agreement as of December 31, 2013 was $1.40 million.

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The following is a summary of cash provided by or used in each of the indicated types of activities during the year ended December 31, 2013 and 2012:

	2013	2012
Cash provided by (used in):
Operating activities	$(4,545,268)	$(5,443,788)
Investing activities	$(1,621,293)	$(2,030,407)
Financing activities	$949,832	$13,437,773

Net cash flow used in operating activities was $4.54 million in the year ended December 31, 2013, compared to net cash flow used inoperating activities of $5.44 million in 2012. The decrease in net cash outflow in operating activities was due mainly to increased noncash charge of $33.58 million from provision for bad debts and inventory impairment in the year ended December 31, 2013, compared with $20.38 million in 2012; improved cash collected from accounts receivable, less cash outflow by $3.32 million for inventory, and cash inflow of $9.07 million resulted from accrued liabilities and other payables in the year ended December 31, 2013 compared with $2.34 cash outflow in 2012, despite we had increased net loss in 2013.

Net cash flow used in investing activities was $1.62 million in the year ended December 31, 2013, compared to net cash used in investing activities of $2.03 million in 2012. In the year ended December 31, 2013, we had $804,609 proceeds from sale of 40% equity interest on Taiyu, Siping, Shenyang Energy, Ruicheng and Xinrui, $122,483 cash inflow from note receivable, offset with $1.50 million cash outflows for restricted cash, and $0.57 million for purchase of fixed assets; while in 2012, we had $1.86 million cash inflow from changes in restricted cash, offset with $0.72 million investment into a new subsidiary, $0.83 million for purchase of fixed assets, $1.39 million for construction in progress and advance for construction and $0.8 million from increase in notes receivable.

Net cash flow provided by financing activities was $0.95 million in the year ended December 31, 2013, compared to net cash provided by financing activities of $13.43 million in 2012. The cash inflow in 2013 consisted primarily of proceeds from a credit line of $1.31 million and proceeds from short-term loans of $24.48 million, but offset by repayment on short-term loans of $24.85 million. In the year ended December 31, 2012, we had $1.28 million from a credit line and $23.70 million in proceeds from a short-term loan, partially offset by repayment on short-term loans of $9.03 million and repayment of notes payable of $2.54 million.

Our agreements with our customers generally provide that 30% of the purchase price is due upon the placement of an order, 30% upon delivery and 30% upon installation and acceptance of the equipment after customer testing. As a common practice in the heating manufacturing business in China, payment of the final 10% of the purchase price is due no later than the termination date of the standard warranty period, which ranges from 3 to 24 months from the acceptance date, or up to 2 heating seasons. Our receipts from sales of our products depend on the complexity of the equipment ordered, which impacts manufacturing, delivery, installation, testing times and warranty periods. For example, PHEs and HPs are less complex than PHE Units and therefore have a shorter manufacturing, acceptance, warranty and payment schedule. We experience payment delays from time to time, which historically have been from 1 to 3 months from the due date, but given the temporary financial difficulties in 2013 and 2012 of some of our state-owned customers resulting from tightened fiscal policies in China, we have experienced longer payment delays from these customers. Our accounts receivable and inventory turnover are relatively low and days sales outstanding ratio relatively high. Consequently, collection on our sales is slow and capital is tied up in inventories, which may result in pressure on cash flows. The low accounts receivable turnover and high days outstanding in the year ended December 31, 2013, was due primarily to the temporary financial difficulties of some of our state-owned customers that resulted in delays in payment. The low inventory turnover rate in the year ended December 31, 2013, was due to overall less purchase orders received from our state-owned customers in China who are having temporary financial difficulties.

As of December 31, 2013, we had gross accounts receivable of $65,623,090, of which $12,374,447 was with aging within 30 days, $6,604,855 with aging between 31 and 90 days, $6,821,354 with aging between 91and 180 days, $17,266,794 with aging between 181 and 360 days, and $22,555,640 with aging over 360 days. At December 31, 2013, net accounts receivable was $12,907,612, or gross accounts receivable of $65,623,090 less bad debt allowance of $48,248,832, unearned interest of $26,655, and total retention receivables of $4,439,991.

Our accounts receivable typically remain outstanding for a significant period of time based on the standard payment terms with our customers described above. The increase in amount of accounts receivable outstanding for more than 180 days in 2013 and 2012 was due mainly to payment delays from certain state-owned customers that experienced working capital difficulties because of the current deflationary fiscal policy of the PRC government. Bad debt allowance was reserved in accordance with the Company’s accounting policy, though the Company continues to work to collect all funds due.

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We recognize the final 5-10% of the purchase price as retention receivable, which is due no later than the termination of our warranty period. The deferral of the final payment is a common practice in the heating manufacturing business in China. Sometimes our customers are required to deposit 5-10% of the sales price on high value products, like an assembled heat exchanger unit or the main part of a PHE, into designated bank accounts as restricted cash for securing the payment after such period expires. Based on our historical experience, there have been no defaults on such deferrals. Therefore, we believe the potential risks and uncertainty associated with defaults on such receivables are not material. As of December 31, 2013, the Company collected 55% of the accounts receivable that were outstanding as of December 31, 2012.

Dividend Distribution

We are a U.S. holding company that conducts substantially all of our business through our wholly owned and other consolidated operating entities in China and Germany. We rely in part on dividends paid by our subsidiaries in China for our cash needs, including the funds necessary to pay dividends and other cash distributions to our shareholders, to service any debt we may incur and to pay our operating expenses. The payment of dividends by entities organized in China is subject to limitations. In particular, PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in China. Our PRC subsidiaries also are required to set aside at least 10% of their after-tax profit based on PRC accounting standards each year to a statutory surplus reserve fund until the accumulative amount of such reserve reaches 50% of registered capital. These reserves are not distributable as cash dividends. In addition, our PRC subsidiaries, at their discretion, may allocate a portion of their after-tax profit to their staff welfare and bonus fund, which may not be distributed to equity owners except in the event of liquidation. Moreover, if any of our subsidiaries incur debt on its own behalf in the future, the instruments governing the debt may restrict such subsidiary’s ability to pay dividends or make other distributions to us. Any limitation on the ability of one of our subsidiaries to distribute dividends and other distributions to us could materially and adversely limit our ability to make investments or acquisitions that could be beneficial to our businesses, pay dividends or otherwise fund and conduct our business.

Off-Balance Sheet Arrangements

We have not entered into any other financial guarantees or other commitments to guarantee the payment obligations of any third parties other than as described following under “Contractual Obligations.” We have not entered into any derivative contracts that are indexed to our shares and classified as stockholders’ equity or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. We do not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or research and development services with us.

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Contractual Obligations

The Company was obligated for the following short-term loans as of December 31, 2013 and 2012:

	2013	2012	Subsidiary obligated
From a commercial bank in the PRC for RMB 50,000,000 entered into on February 17, 2012.The loan bore interest at 7.872% with maturity on January 16, 2013. The loan was repaid at maturity.	$-	$7,954,817	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on July 12, 2012. The loan bore interest at 7.87% with maturity on July 11, 2013. The loan was repaid at maturity.	-	1,590,963	Siping
From a commercial bank in the PRC for RMB 10,000,000 entered into on August 23, 2012. The loan bore interest at 6.30% with maturity on August 22, 2013. The loan was guaranteed by a third party. The loan was repaid at maturity.	-	1,590,963	Taiyu
From a commercial bank in the PRC for RMB 9,000,000 entered into on September 7, 2012. The loan bore interest at 6.3% with maturity on September 6, 2013. The loan was guaranteed by a third party. The loan was repaid at maturity.	-	1,431,867	Taiyu
From a commercial bank in the PRC for RMB 8,000,000 entered into on September 13, 2012. The loan bore interest at 6.3% with maturity on September 12, 2013. The loan was guaranteed by a third party. The loan was repaid at maturity.	-	1,272,771	Taiyu
From a commercial bank in the PRC for RMB 30,000,000 entered into on August 21, 2012. The loan bore interest at 6.6% with maturity on August 20, 2013. The loan was repaid at maturity.	-	4,772,890	Taiyu
From a commercial bank in the PRC for RMB 9,600,000 entered into on September 13, 2012. The loan bore interest at 6.6% with maturity on March 3, 2013. This loan was guaranteed by accounts receivable. The loan was repaid at maturity.	-	1,527,325	Taiyu
From a commercial bank in the PRC for RMB 13,344,190 entered into on June 26, 2012. The loan bore interest at 6.16% with maturity on January 18, 2014. This loan was repaid at maturity.	2,188,684	2,354,626	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on November 30, 2012. The loan bore interest at 7.87% with maturity on November 22, 2014. The loan was guaranteed by Taiyu.	1,640,178	1,590,963	Siping
From a commercial bank in the PRC for RMB 13,000,000 entered into on December 12, 2011. The loan bore interest at 6.65% with maturity on October 26, 2013. This loan was pledged with Taiyu’s building and land. This loan was repaid at maturity.	-	2,068,252	Taiyu
From a commercial bank in the PRC for RMB 40,000,000 entered into on March 11, 2013. The loan bore interest at 6.60% with maturity on March 10, 2014. The loan was guaranteed by Siping, HeatPump and management of Chinese subsidiaries.This loan was repaid at maturity.	6,560,711	-	Taiyu
From a commercial bank in the PRC for RMB 8,550,000 entered into on January 9, 2013. The loan bore interest at 6.00% with maturity on December 10, 2013. This loan was repaid at maturity.	-	-	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on May 21, 2013. The loan bore interest at 6.60% with maturity on May 20, 2014.	1,640,178	-	Taiyu
From a commercial bank in the PRC for RMB 10,570,234 entered into on June 3, 2013. The loan bore interest at 6.16% with maturity on December 30, 2013. This loan was repaid at maturity.	-	-	Taiyu
From a commercial bank in the PRC for RMB 5,000,000 entered into on August 29, 2013. The loan bore interest at 7.20% with maturity on August 29, 2014. The loan was guaranteed by Taiyu.	820,089		Siping
From a commercial bank in the PRC for RMB 5,000,000 entered into on September 4, 2013. The loan bore interest at 7.20% with maturity on September 4, 2014. The loan was guaranteed by Taiyu.	820,089		Siping
From a commercial bank in the PRC for RMB 30,000,000 entered into on August 8, 2013. The loan bore interest at 6.90% with maturity on August 7, 2014.	4,920,533	-	Taiyu
From a commercial bank in the PRC for RMB 9,900,000 entered into on September 18, 2013. The loan bore interest at 6.0% with maturity on September 17, 2014. This loan was pledged by Taiyu’s accounts receivable.	1,623,776	-	Taiyu
From a commercial bank in the PRC for RMB 9,900,000 entered into on October 11, 2013. The loan bore interest at 6.0% with maturity on October 10, 2014. This loan was pledged by Taiyu’s accounts receivable.	1,623,776	-	Taiyu
From a commercial bank in the PRC for RMB 16,000,000 entered into on July 10, 2013. The loan bore interest at 6.0% with maturity on January 9, 2014. This loan was pledged by Taiyu’s accounts receivable. This loan was repaid at maturity.	2,624,285	-	Taiyu
TOTAL	$24,462,299	$26,155,437

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Of the loans listed above that are guaranteed by a third party, the guarantees were provided by Liaoning Wugang Metal Trading Co., Ltd. (“Liaoning Wugang”), with a maximum guarantee amount of RMB 46 million ($7.32 million). The guarantee is for the loans entered or will be entered from February 20, 2012 to August 16, 2013 with the guarantee length equal to the loan term; the guarantee service was extended for the loans entered or will be entered from September 18, 2013 to September 12, 2014 with the guarantee length equal to the loan term, the maximum guarantee amount was revised to RMB 44 million ($7.05 million).  The Company was not required to pay any guarantee fees; however, the Company contracted to provide similar guarantees for up to RMB 20 million ($3.18 million) to Liaoning Guorui Commercial Trading Co., Ltd. (“Guorui”). The guarantee is for the loans entered from January 12, 2012 to January 11, 2013 with the guarantee length equal to the loan term, the Company does not require Guorui to pay any guarantee fees.  The Company did not extend the guarantee term for Guorui after January 11, 2013.  These arrangements are common to the banking industry in China, and there are no other relationships between the Company and Liaoning Wugang or Guorui, both of whom were referred to the Company by the lending bank.

The Company was obligated for the following long-term loan as of December 31, 2013:

The Company entered into a long-term loan of $2,132,231(RMB 13 million) with China Construction Bank on November 30, 2013 with maturity on November 29, 2015. The interest rate for the loan is variable currently at 6.46%, and to be paid on the 20th of each month. This loan is guaranteed by Taiyu’s building and land.

Contingencies

On August 31, 2012, a putative class action lawsuit, Steven Leshinsky v. James Wang, et. al., which purported to allege federal securities law claims against the Company and certain of its former officers and directors, was filed in the United States District Court for the Southern District of New York.  Thereafter, two plaintiffs filed competing motions to be appointed lead plaintiff in the proceeding.  A lead plaintiff was appointed and an amended complaint was filed on January 28, 2013, by the Rosen Law Firm. The amended complaint included Oliver Bialowons, our President, and Michael Wilhelm, our former Chief Financial Officer, as defendants in the proceeding though they were not officers of the Company during the alleged class period. A second amended complaint was filed on April 8, 2013, under the caption Stream Sicav, Dharanendra Rai et al. v. James Jun Wang, SmartHeat, Inc. et al., removing Messrs. Wilhelm and Bialowons as defendants.  The second amended complaint alleges two counts against the Company, both for violations of the federal securities laws arising from alleged insider sales or management sales of securities and alleged false disclosures relating to those sales. On May 8, 2013, we filed a motion to dismiss the second amended complaint on the grounds that, among other things, the plaintiffs did not, in fact, allege that a member of our senior management team had sold their shares. The motion to dismiss was subsequently denied and the court set a discovery and class briefing schedule.

Item 7A. Quantitative and Qualitative Disclosures about Market Risk

Not required.

Item 8. Financial Statements and Supplementary Data

Our financial statements, together with the report thereon, appear in a separate section of this Annual Report beginning on page F-1.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our President and Acting Chief Accountant, our principal executive officer and acting principal financial officer, respectively, evaluated the effectiveness of our disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act as of the end of the period covered by this report. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our President and Acting Chief Accountant, as appropriate, to allow timely decisions regarding required disclosure. Based on this evaluation, our President and Acting Chief Accountant concluded that, as of December 31, 2013, our disclosure controls and procedures were not effective as of such date because of a material weakness identified in our internal control over financial reporting related to our internal level of U.S. GAAP expertise. We lack sufficient personnel with the appropriate level of knowledge, experience and training in U.S. GAAP for the preparation of financial statements in accordance with U.S. GAAP. None of our internal accounting staff, including our Acting Chief Accountant, that are primarily responsible for the preparation of our books and records and financial statements in compliance with U.S. GAAP holds a license such as Certified Public Accountant in the U.S., nor have any attended U.S. institutions or extended educational programs that would provide enough of the relevant education relating to U.S. GAAP.

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Management’s Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) of the Exchange Act. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

•	pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company;

•
provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and

•
provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect all misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. Therefore, internal control over financial reporting determined to be effective provides only reasonable assurance regarding the reliability of financial reporting and the preparations of financial statements for external purposes in accordance with generally accepted accounting principles.

Our management carried out an evaluation of the effectiveness of our internal control over financial reporting based on the framework in “Internal Control – Integrated Framework” issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based upon this evaluation, our management concluded that our internal control over financial reporting was not effective as of December 31, 2013, because of a material weakness related to our internal level of U.S. GAAP expertise. We lack sufficient personnel with the appropriate level of knowledge, experience and training in U.S. GAAP for the preparation of financial statements in accordance with U.S. GAAP. None of our internal accounting staff, including our Chief Financial Officer, that are primarily responsible for the preparation of our books and records and financial statements in compliance with U.S. GAAP holds a license such as Certified Public Accountant in the U.S., nor have any attended U.S. institutions or extended educational programs that would provide enough of the relevant education relating to U.S. GAAP.

In order to mitigate the foregoing material weakness, we engaged an outside accounting consultant to assist us in the preparation of our financial statements to ensure that these financial statements are prepared in conformity to U.S. GAAP. Our outside accounting consultant is a Certified Public Accountant in the U.S. and has significant experience in the preparation of financial statements in conformity with U.S. GAAP. Our Chief Financial Officer and internal accounting personnel consult with our outside accounting consultant on an ongoing basis with regards to our treatment and conversion of financials from PRC GAAP to U.S. GAAP. We believe that the engagement of this outside accounting consultant lessens the possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis, and we will continue to monitor the effectiveness of this action and make any changes that our management deems appropriate. We expect to continue to rely on this outside consulting arrangement to supplement our current internal accounting staff for the foreseeable future.

Our Board of Directors and management are evaluating remediation measures that we will undertake to address this material weakness and will continue this evaluation in order to implement a comprehensive remediation plan. We expect that this plan will include but not be limited to (a) appointing a principal accounting officer with extensive U.S. GAAP training and experience, (b) hiring accounting personnel with appropriate knowledge and experience in U.S. GAAP and (c) providing more training on U.S. GAAP to accounting and other relevant personnel responsible for the preparation of books, records and financial statements. In the interim, our Acting Chief Accountant has attended U.S. GAAP training courses conducted by our outside Sarbanes-Oxley consultant and intends to continue attending training courses in U.S. GAAP. Until such time as we hire qualified accounting staff and train our current accounting staff with the requisite U.S. GAAP experience, however, it is unlikely we will be able to remediate this material weakness in our internal control over financial reporting.

We believe that the foregoing steps will remediate the material weakness identified above, and we will continue to monitor the effectiveness of these steps and make any changes that our management deems appropriate.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) during the fiscal year ended December 31, 2013, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B. Other Information

None.

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PART III

Item 10. Directors, Executive Officers and Corporate Governance

The following table sets forth the names of our directors, executive officers and their ages, positions and biographical information as of the date of this report. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. Our directors hold office for one-year terms or until their successors have been elected and qualified. There are no family relationships between any of our directors, executive officers or other key personnel and any other of our directors, executive officers or key personnel. There are no arrangements or understandings between any of our directors or executive officers and any other persons pursuant to which such director or executive officer was selected in that capacity.

Name	Age	Position
Oliver Bialowons	45	President and Director
Yingkai Wang	41	Acting Chief Accountant
Huajun Ai	42	Corporate Secretary
Kenneth Scipta	72	Director
Weiguo Wang	48	Director
Xin Li	40	Director
Qingtai Kong	67	Director

Oliver Bialowons, President and Director

Oliver Bialowons was appointed as a Director and as President of the Company on May 25, 2012, to fill the roles formerly held by Jun Wang. Mr. Bialowons brings more than 20 years of experience as a turnaround executive to the Board of Directors and management of the Company. In 2009, Mr. Bialowons recently served as Chairman of Bowe Bell Howell Inc., a financially stressed U.S. based manufacturer of industrial logistics equipment with worldwide operations and distribution. Mr. Bialowons directed the restructuring of Boewe Bell Howell’s business and eventual sale of the Bell Howell business to Bell and Howell, LLC, a portfolio company of Versa Capital Management, LLC. Mr. Bialowons continued to serve as Chairman of Bowe Bell Howell in the United States until March of 2012. Since March of 2012, Mr. Bialowons has also served as the Chief Executive Officer of IHR Platz in Germany. From 2008 to 2010, Mr. Bialowons was Chief Executive Officer of Boewe Systec AG and Wanderer Werke AG, and from 2007-2008 he was Chief Operating Officer of neckermann.de GmBH.  Prior to 2007, Mr. Bialowons held various management positions at Mitsubishi Motors Corp. and DaimlerChrysler AG.

Yingkai Wang, Acting Chief Accountant

Yingkai Wang was appointed as our Acting Chief Accountant on June 7, 2013. Mr. Wang has served as our subsidiaries financial manager since 2007, and has been responsible for our internal financial reporting, establishing a budget and for analyzing our subsidiaries’ overall financial position.  Mr. Wang was previously the financial manager of Shengyang Zhong Zhijie Electric Equipment Co., Ltd. from 2004-2007, and Shenyang Materials Group from August 1996 – April 2004.  Mr. Wang is acquainted with our subsidiaries’ operations and was appointed to serve our Acting Chief Accountant by our Board of Directors as we continue to search for a new Chief Financial Officer.

Huajun Ai, Corporate Secretary

Ms. Ai was appointed our Corporate Secretary on April 14, 2008. Ms. Ai joined Taiyu in 2002 as its Corporate Secretary. From December 2000 to October 2002, she served as an accountant at Shenyang Dongyu International Trade Co., Ltd. From July 1994 to November 2000, Ms. Ai served as an accountant at Northeast Jin Cheng Industrial Corp. Ms. Ai obtained her bachelor’s degree in Foreign Trade Accounting from Shenyang North Eastern University in 1994.

Kenneth Scipta, Director

Kenneth Scipta was appointed to our Board of Directors and as Chairman of our Audit Committee on July 10, 2012. Mr. Scipta, a certified public accountant, has over 35 years of relevant accounting experience, and has served on several boards of directors. From 1993 to 1996, Mr. Scipta was the president and a board member of Mid-West Springs Manufacturing Company, a NASDAQ traded company, where he was responsible for day to day operations, planning, administration and financial reporting. Upon Mr. Scipta’s resignation he assumed the duties of president of the special products division, which included catalog sales, die springs and the development of international sales. Previously, from 1979-1993, Mr. Scipta served in various positions such as president, vice president of finance and vice president of sales and marketing for Mid-West’s primary subsidiary. From 1998 to 2006, Mr. Scipta was the chief executive officer and a board member of First National Entertainment Company, a multi-million dollar company traded on NASDAQ.

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Weiguo Wang, Director

Mr. Wang was appointed to our Board of Directors on June 19, 2008, and serves currently as the Chairman of our Compensation Committee and member of our Audit Committee and Nominating and Corporate Governance Committee. Mr. Wang brings over eight years of relevant industry oversight and extensive engineering experience to the Board. Mr. Wang has served as a Director of the China Special Equipment Inspection and Research Agency since 2006. Prior positions include serving as a supervisor of the Lanzhou Heat Transfer & Save Energy Engineering Center in 2006, Assistant Secretary General of the China Standardization Committee on Boilers and Pressure Vessels in 2005 and Deputy General Manager of Boilers Standard (Beijing) Technology Services Center Co., Ltd. in 2004. From July 2001 to December 2003, Mr. Wang was a teacher at Tianjin University, China. Mr. Wang holds a bachelor’s degree in Mechanics, a master’s degree in Fluid Mechanics and a PhD in Fluid Mechanics, all from Beijing University. His skills include business analysis, industry analysis, and long-range planning, especially as applied to manufacturing and standards implementation.

Xin Li, Director

Mr. Li was appointed to our Board of Directors on July 29, 2009, and serves as the Chairman of our Nominating and Corporate Governance Committee and member of our Audit Committee and Compensation Committee. Mr. Li brings more than a decade of corporate governance and industrial operations management experience to the Board. He is a renowned management consultant in China and currently serves as the general manager of Beijing ShengGao Consulting Co., Ltd., a strategic advisory firm founded by him more than 10 years ago that focuses on providing strategic guidance and management training to global companies, including the Sangoal Metal Manufacturing Company in China. He also serves as an independent director and chairs the audit and various governance committees at several large Chinese domestic companies not listed in the United States. Mr. Li is a prolific writer in strategies and management issues. He has authored several books in the areas of management science and strategic planning. Mr. Li is proficient in Mandarin Chinese and English. He has an MBA and is a Research Fellow at the Management Science Center of Beijing University.

Qingtai Kong, Director

Mr. Kong was appointed to our Board of Directors on September 22, 2011, and serves as a member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Mr. Kong is a senior engineer bringing over 20 years of management experience in the gas supply and heating industry in China to the Board, and he currently serves as commissioner of China’s Industrial Gas Committee. From 1995 to 2001, Mr. Kong served as Deputy Director overseeing district heating projects for the Qinhuangdao District Bureau of Municipal & Rural Construction in Hebei Province. From 1991 to 1995, Mr. Kong served as general manager of the state-owned utility Gas Supply Corporation of Qinhuangdao in Hebei Province. Mr. Kong’s career in the gas industry began in 1988 with his position as chief engineer of a gas network project in the city of Qinhuangdao.

Legal Proceedings

Oliver Bialowons, our President, was an executive officer of Bowe Bell & Howell Company, a U.S. based manufacturer of industrial logistics equipment with worldwide operations and distribution, which filed for bankruptcy in April of 2011. Bowe Bell & Howell Company acted as debtor in possession and no external receiver was appointed in the bankruptcy proceeding. The bankruptcy proceeding was subsequently dismissed in March of 2012.

Mr. Bialowons also served as chief executive officer of Wanderer-Werke AG from December 2008 to March 2010, and Boewe Systec AG from December 2008 to November 2010.  Wanderer-Werke AG and Boewe Systec AG filed for insolvency in Germany in May of 2010.

Other than as disclosed above during the past ten years, none of our directors or executive officers has been:

•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•
found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;

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•
subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

None of our directors, officers or affiliates, or any beneficial owner of 5% or more of our common stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to, us or any of our subsidiaries.

Audit Committee and Audit Committee Financial Expert

We have established a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee consists of Messrs. Scipta, Wang, Li and Kong, each of whom is an independent director. Mr. Scipta, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. As more fully described in its charter, a copy of which is available on our website at www.smartheatinc.com, the functions of the Audit Committee include the following:

•	appointment of independent auditors, determination of their compensation and oversight of their work;

•	review the arrangements for and scope of the audit by independent auditors;

•	review the independence of the independent auditors;

•	consider the adequacy and effectiveness of the internal controls over financial reporting;

•	pre-approve audit and non-audit services;

•	establish procedures regarding complaints relating to accounting, internal accounting controls, or auditing matters;

•	review and approve any related party transactions;

•	discuss with management our major financial risk exposures and our risk assessment and risk management policies; and

•	discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters.

Procedures for Shareholder Recommendations of Nominees to the Board of Directors

During 2013, there were no material changes to the procedures described in our Proxy Statement relating to the 2012 Annual Meeting of Shareholders by which shareholders may recommend nominees to our Board of Directors.

Code of Ethics

Our Board of Directors has adopted a Code of Conduct, which applies to all of our directors, officers and employees, that constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. The purpose of the Code of Conduct is to promote honest and ethical conduct. The Code of Conduct is posted on our website located at www.smartheatinc.com and is available in print, without charge, upon written request to SmartHeat Inc. at A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141, Attn: Corporate Secretary. We intend to disclose any future amendments to our Code of Conduct, and any waivers of provisions of the Code of Conduct required to be disclosed under the rules of the SEC, on our website.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Commission and to provide us with copies of those filings. Based solely on our review of the copies received by us and on the written representations of certain reporting persons, we believe that all such Section 16(a) filing requirements were timely met during 2013.

Item 11. Executive Compensation

As a “smaller reporting company,” we have elected to follow the scaled disclosure requirements for smaller reporting companies with respect to the disclosures required by Item 402 of Regulation S-K. Under such scaled disclosure, we are not required to provide a Compensation Discussion and Analysis, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.

Executive Compensation

The following table sets forth information concerning the compensation for the years ended December 31, 2012 and 2013, of each of our named executive officers.

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)(1)	($)(1)	($)	($)	($)	($)
Oliver Bialowons	2013	100,000	0	0	0	0	0	0	100,000
President	2012	48,800	0	5,000	0	0	0	0	53,800
Michael Wilhelm	2013	-	-	-	-	-	-	-	-
Former Chief Financial Officer	2012	30,000	0	0	0	0	0	0	30,000
Jun Wang	2013	-	-	-	-	-	-	-	-
Former President and	2012	150,000	0	0	0	0	0	0	150,000
Chief Executive Officer
Zhijuan Guo	2013	-	-	-	-	-	-	0	-
Former Chief Financial Officer	2012	12,000	0	0	0	0	0	0	12,000
Xudong Wang	2013	-	-	-	-	-	-	-	-
Former Vice President of	2012	107,397	0	367,107	0	0	0	0	111,278
Strategy and Development
Yingkai Wang	2013	21,242	0	0	0	0	0	0	21,242
Acting Chief Accountant	2012	20,911	0	0	0	0	0	0	20,911

(1)
Amounts shown reflect aggregate grant date fair value of awards and do not reflect whether the recipient actually has realized a financial benefit from such grant, such as by selling the stock or exercising the options.

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The following table sets forth information concerning the outstanding equity awards held by each of our named executive officers at December 31, 2013.

Outstanding Equity Awards at Fiscal Year-End for 2013
Option Awards
	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration
Name	(#) Exercisable		(#) Unexercisable	($)	Date
Jun Wang	-		-	-	-
Zhijuan Guo	-		-	-	-
Xudong Wang	2,500	(1)		118.50	06/30/2016

(1)	Options granted on February 1, 2010, with a life of five years that vested on June 30, 2011 and June 29, 2012.

Agreements with Personnel

On January 1, 2008, Taiyu entered into a 3-year employment agreement with Jun Wang, which agreement was renewed on the same terms through December 31, 2013, upon mutual agreement between Mr. Wang and Taiyu. Pursuant to the terms of his employment agreement, Mr. Wang shall receive a salary in an amount that is not less than the lowest minimum wage per month paid in Shenyang and shall be based on the uniform wage and incentive system in Shenyang. Effective on February 1, 2010, the Compensation Committee approved an increase in the annual compensation of Mr. Wang to a base salary of $150,000 per year from $18,000 per year. The Compensation Committee believed it in the best interests of the company to approve the increase in salary for Mr. Wang because of his continued importance to our long-term strategy and success and increased responsibilities since 2008 when his prior base salary was established under his employment agreement. However, he resigned in 2012.

On January 1, 2008, Taiyu entered into a 3-year employment agreement with Zhijuan Guo, which agreement was renewed on the same terms through December 31, 2013, upon mutual agreement between Ms. Guo and Taiyu. Pursuant to the terms of her employment agreement, Ms. Guo received a salary in an amount that is not less than the lowest minimum wage per month paid. Ms. Guo’s employment agreement was terminated concurrently with her resignation.

On February 1, 2010, SmartHeat entered into an executive agreement with Xudong Wang for a term ending on June 30, 2013. But he resigned as a member of Board of Directors in 2012. Mr. Wang was compensated at $120,000 per year and eligible for annual cash bonuses at the sole discretion of the Board of Directors during the term before he resigned. The Company terminated this executive agreement and issued a promissory note in the amount of $77,625 in satisfaction of the Company’s remaining commitment under the executive Agreement. The promissory note was subsequently paid in full with 77,625 shares of the Company’s common stock.

On July 10, 2012, SmartHeat entered into an agreement with Mr. Oliver Bialowons, the Company’s President, effective as of May 25, 2012 for a one-year term. His employment agreement is automatically renewed for another one year from May 25, 2013. Mr. Bialowons is compensated at $100,000 per year.

Each of the above agreements contains provisions prohibiting competition by such officers following their services to us.

We currently do not have any defined pension plan for our named executive officers. Pursuant to their executive agreements, we shall provide to such officers all the necessary insurances and social welfares, including but not limited to medical, work injury, maternity, retirement and unemployment insurance and housing fund, according to our policies and the relevant laws and regulations of local governmental authorities and the PRC.

We currently do not have nonqualified defined contribution or other plans that provides for the deferral of compensation for our named executive officers nor do we currently intend to establish any such plan.

Grants of Plan-Based Awards

On May 25, 2010, our shareholders approved the 2010 Equity Incentive Plan authorizing the issuance of up to 100,000 shares of our common stock. The Compensation Committee administers the Plan and may grant awards, including restricted shares, incentive stock options and nonqualified stock options, under the Plan to our officers, directors and employees pursuant to the guidelines set forth in the Plan.

On November 28, 2011, Jun Wang and Xudong Wang each received a grant of 32,500 restricted shares of our common stock under the 2010 Equity Incentive Plan in recognition of their service and contributions to us. The restricted shares were fully vested on the grant date and issued pursuant to exemptions from registration under the Securities Act.

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On April 14, 2011, Xudong Wang received a grant of 5,000 restricted shares of our common stock under the 2010 Equity Incentive Plan with the intent of reflecting his expected future performance and to further align Mr. Wang’s interests with those of our shareholders. The restricted shares were fully vested on the grant date and issued pursuant to exemptions from registration under the Securities Act.

On February 1, 2010, pursuant to his employment agreement, Xudong Wang received a grant of options to purchase 5,000 shares of our common stock at an exercise price per share of $118.50. The options have a life of 5 years and options to purchase 2,500 shares of our common stock vested on June 30, 2011, with the remaining options to purchase 2,500 shares of our common stock to vest on June 29, 2012, subject to Mr. Wang’s continued employment.

Change-In-Control and Separation Agreements

Our employment agreements with Jun Wang specified the conditions under which the agreements may be terminated and set forth minimum severance payments according to the relevant laws and regulations of local governmental authorities and the PRC.

Our employment agreement with Xudong Wang specifies the conditions under which the agreement may be terminated and stipulated that Mr. Wang shall not be entitled to severance payments upon termination.

We do not have any other existing arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, or a change in control of the company or a change in the named executive officer’s responsibilities following a change in control.

Compensation of Directors

The following table sets forth information concerning the compensation of our directors for the year ended December 31, 2013.

Director Compensation Table for 2013
	Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total
Name	($)	($)	($)	($)
Kenneth Scipta	25,000	-	-	25,000
Weiguo Wang	12,000	-	-	12,000
Xin Li	17,910	-	-	17,910
Qingtai Kong	3,750	-	-	3,750

Our independent directors receive cash compensation, paid in equal quarterly installments, for their service. In addition, at the discretion of the non-interested members of the Compensation Committee, independent directors are eligible to receive bonuses for service to our company outside the normal duties as a director and grants of options to purchase our common stock under the 2010 Equity Incentive Plan. Messrs. Li and Kong receive compensation of $17,910 and $3,750 per year, respectively, paid in equal quarterly installments. Mr. Scipta receives $25,000 per year, paid in equal quarterly installments. We do not compensate our non-independent directors for serving as our directors. All directors are eligible to receive reimbursement of expenses incurred with respect to attendance at board meetings and meetings of committees thereof, which is not included in the above table. We do not maintain a medical, dental or retirement benefits plan for the directors.

The directors may determine remuneration to be paid to the directors with interested members refraining from voting. The Compensation Committee will assist the directors in reviewing and approving the compensation structure for the directors.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following sets forth information as of April 4, 2014, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our named executive officers and directors as a group.

The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

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Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the shareholders listed below is: c/o SmartHeat Inc., A-1, 10, Street 7, Shenyang Economic and Technological Development Zone, Shenyang, China 110141.

As of April 4, 2014, there were 6,583,399 shares of our common stock issued and outstanding.

Name of beneficial owner	Number of shares		Percent of class
5% Shareholders
Northtech Holdings Inc. Mill Mall 5, Wickhams Cay 1 P.O. Box 3085 Road Town, Tortola British Virgin Islands	1,900,000	(5)	28.86%
Beijing YSKN Machinery & Electronic Equipment Co., Ltd. Rm 1106, Huapu International Plaza No.19, Chaowai Street, Chaoyang District Beijing, China	680,800	(1)	10.34%
Yang In Cheol #630-5, Namchon-Dong Namdong-Yu Incheon, South Korea 302-405	384,800	(2)	5.85%
William J & Mary Ann P McGrath Foundation 943 Edgemere Court Evanston, IL 60202	300,000	(3)	4.56%
ShenYang ZhiCe Investment Co., Ltd No. 1 Yuebin Street Shenhe District Shenyang, China 110027	296,000	(4)	4.50%

Directors and Named Executive Officers
Oliver Bialowons	200,000		3.04%
Kenneth Scipta	50,000		0.76%
All Directors and Named Executive Officers as a Group (7 Persons)	250,000		3.80%

*           Represents less than 1% of shares outstanding.

(1)
Disclosed on Amendment No. 1 to the Schedule 13D for Beijing YSKN Machinery & Electronic Equipment Co., Ltd (“Beijing YSKN”) filed on June 30, 2008, for beneficial ownership as of May 7, 2008. Beijing YSKN has sole power to vote and dispose of the shares owned by it. Jun Wang and Fang Li each hold 50% of the equitable and legal rights, title and interests in and to the share capital of Beijing YSKN and, as a result of such ownership, each of Messrs. Wang and Li has the shared power to vote and dispose of the shares held by Beijing YSKN.

(2)	Disclosed on the Schedule 13G for Yang In Cheol filed on April 25, 2008, for beneficial ownership as of April 14, 2008.

(3)	Disclosed on the Schedule 13D for William J & Mary Ann P McGrath Foundation filed on November 7, 2013.

(4)
Disclosed on the Schedule 13G for ShenYang ZhiCe Investment Co., Ltd (“ShenYang ZhiCe”) filed on April 25, 2008, for beneficial ownership as of April 14, 2008. ShenYang ZhiCe has sole power to vote and dispose of the shares owned by it.

(5)	Disclosed on the Schedule 13D for Northtech Holdings filed on March 7, 2013, as amended on August 29, 2013.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information regarding all equity compensation plans, including individual compensation arrangements, under which our common stock is authorized for issuance as of December 31, 2013.

Equity Compensation Plan Information
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options		(b) Weighted- Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
2010 Equity Incentive Plan	-		-	0
Equity compensation plans not approved by security holders	1,000	(1)	$46.00	-
	5,000	(2)	118.50	-
Total	6,000		$106.40	0

(1)
Consists of options granted to Arnold Staloff on July 17, 2008, to purchase 1,000 shares of our common stock at an exercise price per share of $46.00. The options vested in full over a three-year period and expired after five years.

(2)
Consists of options granted to Xudong Wang on February 1, 2010, to purchase 5,000 shares of our common stock at an exercise price per share of $118.50. The options have a life of 5 years and options to purchase 2,500 shares of our common stock vested on June 30, 2011, with the remaining options to purchase 2,500 shares of our common stock to vest on June 29, 2012, subject to Mr. Wang’s continued employment.

Item 13. Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Transactions

On July 27, 2012, we entered into a secured revolving credit facility under the terms of a Secured Credit Agreement with Northtech Holdings, Inc., an entity owned by certain members of the Company’s former management, Jun Wang, our former Chief Executive Officer, Xudong Wang, our former Vice President of Strategy and Development, and Wen Sha, our former Vice President of Marketing. Huajun Ai, our current Corporate Secretary, is also a part owner of Northtech. As amended on December 21, 2012, the Credit Agreement provides for borrowings of up to $2,500,000 with any amounts borrowed maturing on April 30, 2014. Borrowings under the Credit Agreement are secured by 55% of the equity interest in each of our wholly-, directly-owned subsidiaries and are repayable, at our option, in shares of our common stock. On December 21, 2012, we elected to repay $1,301,300 of the $1,384,455 outstanding under the Credit Agreement with 1,300,000 restricted shares of our common stock, 22.67% of our total issued and outstanding shares of Common Stock, as authorized by the Credit Agreement and approved by our shareholders.

On December 30, 2013, the Company closed the transactions contemplated by the Equity Interest Purchase Agreement discussed above (See Sale of Equity Interests). The buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajuan Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively.

Except as disclosed above, there were no transactions with any related persons (as that term is defined in Item 404 in Regulation S-K) during 2013 or 2012, or any currently proposed transaction, in which we were or are to be a participant and the amount involved was in excess of $120,000 and in which any related person had a direct or indirect material interest.

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Our written policy for related party transactions provides that we will enter into or ratify a transaction with a related party only when our Board of Directors, acting through the Audit Committee, determines that the transaction is in the best interests of the company and our shareholders. The policy requires the review and approval by our Audit Committee for any transaction in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (ii) we are a participant and (iii) any related person has or will have a direct or indirect interest. Related persons include our executive officers, directors, director nominees, persons known to be the beneficial owner of more than 5% of our outstanding common stock or immediate family members of any of the foregoing persons. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account, among other relevant factors, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances. If advance approval of a transaction is not feasible, the Audit Committee may approve and ratify the transaction in accordance with the policy. Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Director Independence

Our Board of Directors has determined that each of Kenneth Scipta, Weiguo Wang, Xin Li and Qingtai Kong is an independent director as defined by the listing standards of NASDAQ currently in effect and all applicable rules and regulations of the SEC. We have established the following standing committees of the Board of Directors: Audit, Compensation and Nominating and Corporate Governance. All members of the Audit, Compensation and Nominating and Corporate Governance Committees satisfy the independence standards applicable to members of each such committee. The Board of Directors made this affirmative determination regarding these directors’ independence based on discussions with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions between us and the directors, if any. The Board of Directors considered relationships and transactions between each director, or any member of his immediate family, and our company, our subsidiaries and our affiliates. The purpose of the Board of Director’s review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under NASDAQ rules.

Item 14. Principal Accounting Fees and Services

Our Audit Committee selected GKM as the independent registered certified public accounting firm to audit the books and accounts of our company and subsidiaries for the fiscal year ending December 31, 2013. GKM has served as our independent accountant since April 14, 2008. The following table presents the aggregate fees billed for professional services rendered by GKM for the years ended December 31, 2012 and 2013.

	2012	2013
Audit fees	$159,500	$175,500
Audit-related fees	1,300	10,000
Tax fees	-	-
All other fees	1,300	-

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a written policy for the pre-approval of services provided by the independent accountants, under which policy the Audit Committee generally pre-approves services for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent accountant is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

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PART IV

Item 15. Exhibits, Financial Statement Schedules

The following documents are filed as part of or are included in this Annual Report:
1.	Financial statements listed in the Index to Financial Statements, filed as part of this Annual Report beginning on page F-1; and
2.	Exhibits listed in the Exhibit Index filed as part of this Annual Report.

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SMARTHEAT INC.

Consolidated Financial Statements
Years Ended December 31, 2013 and 2012

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
SmartHeat Inc.

We have audited the accompanying consolidated balance sheets of SmartHeat, Inc. (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of operations, stockholders’ equity and comprehensive loss, and cash flows for the years ended December 31, 2013 and 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2013 and 2012, and the consolidated results of their operations and their cash flows for the years ended December 31, 2013 and 2012, in conformity with U.S. generally accepted accounting principles.

/s/ Goldman Kurland and Mohidin, LLP
Goldman Kurland and Mohidin, LLP
Encino, California
April 11, 2014

SMARTHEAT INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	December 31, 2013	December 31, 2012
ASSETS

CURRENT ASSETS
Cash & equivalents	$13,602,399	$18,336,163
Restricted cash	2,458,758	994,455
Accounts receivable, net	12,167,565	32,250,817
Retentions receivable	4,202,109	3,812,376
Advances to suppliers, net	6,584,833	3,279,007
Other receivables (net), prepayments and deposits	2,644,522	6,467,280
Inventories, net	56,324,363	58,297,562
Taxes receivable	989,635	-
Notes receivable - bank acceptances	2,759,251	2,797,551

Total current assets	101,733,434	126,235,211

NONCURRENT ASSETS
Long term investment	934,805	865,773
Restricted cash	135,926	36,592
Retentions receivable	237,882	421,731
Advance to supplier for equipment	-	1,744,056
Construction in progress	1,340,905	1,298,841
Property and equipment, net	10,185,160	10,947,480
Intangible assets, net	14,885,623	14,920,603

Total noncurrent assets	27,720,301	30,235,076

TOTAL ASSETS	$129,453,735	$156,470,287

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$6,683,860	$8,574,981
Advance from customers	5,618,301	5,481,960
Taxes payable	197,078	769,167
Accrued liabilities and other payables	14,226,766	5,006,127
Notes payable - bank acceptances	2,590,025	736,698
Loans payable	24,462,299	26,155,437

Total current liabilities	53,778,329	46,724,370

CREDIT LINE PAYABLE	1,396,378	83,537

LONG-TERM LOAN	2,132,231	-

DEFERRED TAX LIABILITY	17,177	93,054

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, $0.001 par value; 75,000,000 shares authorized, 6,133,399 and 5,733,399 shares issued and outstanding as of December 31, 2013 and 2012, respectively	6,133	5,733
Paid-in capital	81,901,266	103,607,559
Statutory reserve	5,389,057	5,396,014
Accumulated other comprehensive income	8,991,269	11,273,497
Accumulated deficit	(51,991,839)	(11,771,349)

Total Company stockholders' equity	44,295,886	108,511,454

NONCONTROLLING INTEREST	27,833,734	1,057,872

TOTAL EQUITY	72,129,620	109,569,326

TOTAL LIABILITIES AND EQUITY	$129,453,735	$156,470,287

SMARTHEAT INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	YEARS ENDED DECEMBER 31,
	2013	2012

Net sales	$44,709,526	$47,850,292
Cost of goods sold	40,401,380	32,481,271

Gross profit	4,308,146	15,369,021

Operating expenses
Selling	6,864,059	9,922,607
General and administrative	10,400,323	12,345,739
Goodwill impairment	-	2,083,586
Provision for bad debts	27,240,939	18,790,256
Provision for advance to supplier	(593,838)	2,216,156

Total operating expenses	43,911,483	45,358,344

Loss from operations	(39,603,338)	(29,989,323)

Non-operating income (expenses)
Investment income	153,237	142,411
Interest income	159,972	164,454
Interest expense	(1,816,456)	(1,548,937)
Financial expense	(249,681)	(170,220)
Foreign exchange transaction gain (loss)	(9,495)	5,474
Loss on sale of equity interest	(842,491)	-
Other income, net	1,314,945	2,643,786

Total non-operating income (expenses), net	(1,289,971)	1,236,968

Loss before income tax	(40,893,309)	(28,752,355)
Income tax (benefit) expense	(50,657)	493,624

Net loss before noncontrolling interest	(40,842,652)	(29,245,979)
Less: Loss attributable to noncontrolling interest	(319,904)	(28,897)

Net loss to SmartHeat Inc.	(40,522,748)	(29,217,082)

Other comprehensive item
Foreign currency translation gain (loss) attributable to SmartHeat Inc.	(2,282,228)	153,610

Foreign currency translation gain (loss) attributable to noncontrolling interest	(31,371)	2,532

Comprehensive loss attributable to SmartHeat Inc.	$(42,804,976)	$(29,063,472)

Comprehensive loss attributable to noncontrolling interest	$(351,275)	$(26,365)

Basic and diluted weighted average shares outstanding	5,870,111	4,129,400

Basic and diluted loss per share	$(6.90)	$(7.08)

SMARTHEAT INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 2013 and 2012

	Common stock
	Shares	Amount	Paid in capital	Statutory reserves	Accumulated other comprehensive income	Retained earnings (accumulated deficit)	Total	Noncontrolling interest

Balance at January 1, 2012	3,955,774	$3,956	$102,985,737	$5,396,014	$11,119,887	$17,445,733	$136,951,327	$1,084,237

Shares issued for debt repayment	1,300,000	1,300	531,700	-	-	-	533,000	-

Shares issued in connection with executives compensation	177,625	178	37,503	-	-	-	37,680	-

Compensation expense of stock options	-	-	37,919	-	-	-	37,919	-

Shares issued in connection with consulting service	300,000	300	14,700	-	-	-	15,000	-

Net loss for year	-	-	-	-	-	(29,217,082)	(29,217,082)	(28,897)

Foreign currency translation gain	-	-	-	-	153,610	-	153,610	2,532

Balance at December 31, 2012	5,733,399	5,733	103,607,559	5,396,014	11,273,497	(11,771,349)	108,511,454	1,057,872

Shares issued for debt repayment	200,000	200	119,800	-	-	-	120,000	-

Shares issued for loan amendment fee	100,000	100	59,900	-	-	-	60,000	-

Shares issued for equity interest sale consent	100,000	100	29,900	-	-	-	30,000	-

Sale of equity interest and deconsolidation	-	-	(21,915,893)	(9,537)	(4,924,845)	304,838	(26,545,437)	27,127,137

Net loss for year	-	-	-	-	-	(40,522,748)	(40,522,748)	(319,904)

Transfer to statutory reserves	-	-	-	2,580	-	(2,580)	-	-

Foreign currency translation gain	-	-	-	-	2,642,617	-	2,642,617	(31,371)

Balance at December 31, 2013	6,133,399	$6,133	$81,901,266	$5,389,057	$8,991,269	$(51,991,839)	$44,295,886	$27,833,734

SMARTHEAT INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	YEARS ENDED DECEMBER 31,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Loss including noncontrolling interest	$(40,842,652)	$(29,245,979)
Adjustments to reconcile loss including noncontrolling interest to net cash used in operating activities:
Investment income	(153,237)	(142,411)
Depreciation and amortization	2,151,325	1,892,084
Provision for bad debts	27,240,939	18,790,256
Provision for inventory impairment	6,343,530	1,590,721
Provision for advance to suppliers	(593,838)	2,216,156
Changes in warranty reserves	(44,518)	-
Loss on disposal of fixed asset	19,133	-
Loss on sale of equity interest	842,491	-
Unearned interest on accounts receivable	13,476	(45,244)
Stock option expense	-	37,919
Stock compensation expense in connection with shares issued to executives	-	75,000
Amortization of loan amendment fee paid by shares	31,315	-
Shares issued for equity interest sale consent	30,000	-
Gain (Loss) on settlement of debts by shares	20,000	(813,245)
Goodwill impairment	-	2,083,586
Changes in deferred tax	(77,269)	(96,512)
(Increase) decrease in assets and liabilities:
Accounts receivable	1,134,956	(2,607,336)
Retentions receivable	(73,493)	30,374
Advances to suppliers	1,461,069	12,153,058
Other receivables, prepayments and deposits	(6,846,995)	951,546
Inventories	(2,746,109)	(6,070,050)
Taxes receivable	(827,925)	-
Accounts payable	3,967	(4,099,812)
Advance from customers	(32,609)	602,864
Taxes payable	(676,552)	(408,863)
Accrued liabilities and other payables	9,077,728	(2,337,900)

Net cash used in operating activities	(4,545,268)	(5,443,788)

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in restricted cash	(1,502,829)	1,861,726
Equity method investment	-	(722,750)
Cash disposed on equity interest sale	(399,241)	-
Acquisition of property & equipment	(565,295)	(827,626)
Acquisition of intangible asset	(79,169)	(81,854)
Sale of equity interest	804,609	-
Notes receivable	122,483	(872,787)
Advance for construction and equipment	-	(615,746)
Construction in progress	(1,851)	(771,370)

Net cash used in investing activities	(1,621,293)	(2,030,407)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loans	24,483,311	23,701,300
Repayment on short-term loans	(24,846,320)	(9,029,703)
Payment on notes payable	-	(2,538,661)
Credit line payable	1,312,841	1,284,837
Stock issued relating to executive compensation	-	5,000
Stock issued relating to consulting services	-	15,000

Net cash provided by financing activities	949,832	13,437,773

EFFECT OF EXCHANGE RATE CHANGE ON CASH & EQUIVALENTS	482,965	(47,337)

NET (DECREASE) INCREASE IN CASH & EQUIVALENTS	(4,733,764)	5,916,241

CASH & EQUIVALENTS, BEGINNING OF PERIOD	18,336,163	12,419,922

CASH & EQUIVALENTS, END OF PERIOD	$13,602,399	$18,336,163

Supplemental cash flow data:
Income tax paid	$720,001	$392,346
Interest paid	$1,663,459	$1,644,001

Supplemental disclosure of non-cash financing activities:
Shares issued for debts repayment	$100,000	$1,378,925

SMARTHEAT INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013 AND 2012

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

SmartHeat Inc., formerly known as Pacific Goldrim Resources, Inc. (the “Company” or “SmartHeat”), was incorporated on August 4, 2006, in the State of Nevada. The Company, through its operating subsidiaries in China and Germany, designs, manufactures, sells and services plate heat exchangers (“PHEs”), PHE Units, which combine PHEs with various pumps, temperature sensors, valves and automated control systems, heat meters and heat pumps for use in commercial and residential buildings.

On April 14, 2008, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) to acquire Shenyang Taiyu Machinery and Electronic Equipment Co., Ltd., subsequently renamed SmartHeat Taiyu (Shenyang) Energy Technology Co., Ltd. (“Taiyu”), a privately held Sino-foreign joint venture company formed under the laws of the People’s Republic of China (“PRC”) on July 24, 2002, and engaged in the design, manufacture, sale and servicing of plate heat exchange products in China. The Share Exchange Agreement was entered into by SmartHeat, Taiyu and the shareholders of Taiyu. Pursuant to the Share Exchange Agreement, all of the equitable and legal rights, title and interests in and to Taiyu’s share capital of RMB 25,000,000 ($3.95 million) were exchanged for 1,850,000 shares of SmartHeat’s common stock (the “Share Exchange”). SmartHeat received PRC government approval on May 28, 2008, of its subscription for 71.6% of the registered capital of Taiyu, and approval on June 3, 2009, of the transfer of the remaining 28.4% ownership of Taiyu from the original joint venture shareholders who had received shares of SmartHeat common stock in the Share Exchange. Concurrent with the Share Exchange, one of SmartHeat’s shareholders cancelled 250,000 issued and outstanding shares of SmartHeat common stock pursuant to a split-off agreement dated April 14, 2008. As a result of the Share Exchange, Taiyu became a wholly foreign-owned enterprise of SmartHeat.

On September 25, 2008, the Company entered into a Share Exchange Agreement with Asialink (Far East) Limited to acquire all of the outstanding capital stock of SanDeKe Co., Ltd., a Shanghai-based manufacturer of PHEs (“SanDeKe”) for $741,500.  In June 2013, SanDeKe temporary halted its factory operation as a result of cost control; Taiyu temporarily took over SanDeKe’s business including existing sales orders and manufacturing task fulfillment, and consumption of inventory in stock.  The management will resume the operation of SanDeKe’s factory in Shanghai depending on future operating and production needs.

On June 12, 2009, the Company incorporated a new subsidiary, SmartHeat Siping Beifang Energy Technology Co., Ltd. (“SmartHeat Siping”), to manufacture PHEs.

On June 16, 2009, Taiyu closed an asset purchase transaction with Siping Beifang Heat Exchanger Manufacture Co., Ltd. (“SipingBeifang”), a company organized under the laws of the PRC, to purchase certain assets consisting of the plant, equipment and certain land use rights for RMB 54,000,000 ($7.91 million). Taiyu then transferred all the acquired assets to SmartHeat Siping, the newly incorporated subsidiary. The Company paid RMB 7,250,000 ($1.06 million) on completion of inventory inspection, with the remaining consideration paid as of June 30, 2011.

On August 14, 2009, the Company formed Beijing SmartHeat Jinhui Energy Technology Co., Ltd. (“Jinhui”), a joint venture in Beijing with registered capital of RMB 10 million ($1.46 million), to provide consulting services and expand the Company’s sales of PHEs into new industries and regions of China. SmartHeat owns 52% of Jinhui and invested $765,000.

On April 7, 2010, the Company formed SmartHeat (China) Investment Co., Ltd. (“SmartHeat Investment”), an investment holding company and wholly owned subsidiary in Shenyang with registered capital of $70 million.

On April 12, 2010, SmartHeat Investment formed SmartHeat (Shenyang) Energy Equipment Co., Ltd. (“SmartHeat Energy”), a wholly owned subsidiary in Shenyang with registered capital of $30 million, for the research, development, manufacturing and sales of energy products.

On May 6, 2010, the Company formed SmartHeat (Shanghai) Trading Co., Ltd. (“SmartHeat Trading”) through a nominee to market and to expand sales of the Company’s Taiyu-branded products. The Company made a capital contribution of $1.5 million and, from inception until November 9, 2011, controlled and was entitled to 100% of the profit or loss of SmartHeat Trading pursuant to an investment agreement dated February 1, 2010.Effective November 9, 2011, the Company terminated the nominee-owner relationship and acquired direct control over SmartHeat Trading.

On January 7, 2011, the Company invested $771,600 for 51% of the equity in Hohhot Ruicheng Technology Co., Ltd. (“Ruicheng”), a joint venture (“JV”) formed on December 2, 2010, in Hohhot City, China, for the design and manufacture of heat meters.

On March 1, 2011, the Company entered into a purchase agreement with Shenyang Bingchuan Refrigerating Machine Limited Company, a Shenyang-based state-owned heat pump manufacturer and designer, which was renamed SmartHeat (Shenyang) Heat Pump Technology Co., Ltd. (“SmartHeat Pump”). The Company paid RMB 50 million ($7.6 million) to acquire 95% of the equity in SmartHeat Pump, with a local government entity retaining the remaining 5%. The Company increased its ownership in SmartHeat Pump to 98.8% in late 2011.

On March 3, 2011, the Company completed the acquisition of GustrowerWarmepumpen GmbH, a designer and manufacturer of high efficiency heat pumps in Germany subsequently renamed SmartHeat Deutschland GmbH (“SmartHeat Germany”), from Conergy AG for EUR 4.25 million ($5.90 million) paid at closing. This acquisition extended the Company’s clean technology heating solutions into the rapidly growing heat pump markets in Europe and China, enabling its customers to purchase technologically advanced heat pumps at competitive prices.

In April 2012, the Company invested RMB 4,600,000 ($0.72 million) to establish a new JV named Urumchi XinRui Technology Limited Liability Company (“XinRui”). The Company owns 46% of XinRui. During 2012, XinRui commenced operations. Xinrui mainly conducts research and development, production and selling of heat meters and automatic control of heat supply network, Urumchi Annai energy Conservation Company Ltd. (“Annai”) owns 30% of Xinrui’s registered capital and Beijing Taiyu Huineng Company Ltd. (“Huineng”) owns 24% of Xinrui’s registered capital.

Effective February 7, 2012, the Company implemented a one-for-ten reverse split of its common stock as approved by the Board of Directors on January 19, 2012. All share amounts and per share prices were retroactively adjusted to reflect the effect of this reverse split.

On August 23 2013, the Company formed two new wholly-owned subsidiaries in the State of Nevada, Heat HP Inc., and HEAT PHE Inc.  On August 23, 2013, SmartHeat Inc., the Company’s United States parent company entered into Assignment Agreements with Heat HP Inc. and Heat PHE Inc., respectively. Under the Assignment Agreements, the Company agreed to transfer 100% of its right, title and interest in certain subsidiaries to Heat HP Inc. and Heat PHE Inc. The reorganization was performed so the Company’s subsidiaries would be organized along their respective operating segments with Heat HP holding those subsidiaries that operated in the heat pumps and related products segment and Heat PHE holding those subsidiaries that operated in the plate heating equipment, meters and related products segment.

After the assignment, Heat HP Inc. owned 100% of SmartHeat Investment, SmartHeat Trading, SmartHeat Jinhui, SmartHeat Germany and 98.8% of SmartHeat (Shenyang) Heat Pump.

After the assignment, Heat PHE Inc. owned 100% of Taiyu, SanDeKe, SmartHeat Siping, SmartHeat Shenyang Energy and 51% of Hohot Ruicheng.

On August 23, 2013, the Company entered into a Stock Pledge Agreement with Northtech Holdings Inc.  The Company agreed to deliver shares certificates to Northtech representing 55% of Heat HP Inc. and Heat PHE Inc. to perfect the security interest in each of the Company’s directly and wholly-owned subsidiaries granted to Northtech as collateral security for all of the obligations of the Company owed to Northtech.

In December 2013, SmartHeat US parent incorporated SmartHeat Heat Exchange Equipment Co. (“Heat Exchange”) in China with register capital of $3.00 million for manufacturing and sale of PHE and PHE related products.

On December 30, 2013, the Company, closed the transaction contemplated by the Equity Interest Purchase Agreement dated October 10, 2013, whereby the buyers purchased 40% of the Company’s equity interests in the following PHE segment subsidiaries: SmartHeat Taiyu (Shenyang) Energy; SmartHeat Siping Beifang Energy Technology Co., Ltd.; SmartHeat (Shenyang Energy Equipment) Co. Ltd.; Hohot Ruicheng Technology Co., Ltd.; and Urumchi XinRui Technology Limited Liability Company (collectively, the “Target Companies”). The purchase price was RMB 5,000,000. Urumchi XinRui was 46% owned by SmartHeat US parent company.

The 40% equity interest sale of Taiyu, Siping, Shenyang Energy Equipment changes the parent company’s ownership interest while it retains controlling financial interest in the subsidiaries and is accounted for as an equity transaction (investments by owners and distributions to owners acting in their capacity as owners).  No gain or loss was recognized in consolidated net income or comprehensive income. The carrying amount of the non-controlling interest was adjusted to reflect the change in the parent’s ownership interest in the subsidiaries. Any difference between the fair value of the consideration received or paid and the amount by which the non-controlling interest is adjusted is recognized in equity attributable to the parent. The amount of difference recognized and allocated to non-controlling interest was $27.58 million including $4.86 million the carrying amount of accumulated other comprehensive income (ASC Topic: 810-10-45-23 & 24). The 40% equity interest sale of Ruicheng and Xinrui changes the parent’s ownership interest and the parent lost controlling interest; accordingly, an $842,491 loss was recognized from the sale.

The Company retains an option to repurchase the equity interests of the Target Companies from the buyers at a purchase price of RMB 5,600,000 which terminated on February 28, 2014 unexercised.  The buyers shall have the option to purchase an additional 40% equity interest in the Target Companies for an additional purchase price of RMB 6,000,000 which was exercised on March 27, 2014 subject to satisfaction of the terms set forth in the Equity Interest Purchase Agreement including, without limitation, requisite approval of the Company’s shareholders prior to completing the sale. In the event such approval is not obtained, the buyers may terminate the Equity Interest Purchase Agreement. Should the Company’s shareholders approve the sale, the Company has the option to require the Buyers to purchase the remaining 20% equity interest for a purchase price of RMB 2,500,000.

The Company retains an option to repurchase the equity interests of the Target Companies from the buyers at a purchase price of RMB 5,600,000 which terminates on February 28, 2014.  In the event the Company does not exercise its option to repurchase the equity interest, the buyers shall have the option to purchase an additional 40% equity interest in the Target Companies for an additional purchase price of RMB 6,000,000. In the event the buyers exercise their option to purchase the additional 40% equity interest, the Company will seek the approval of its shareholders prior to completing the sale. In the event such approval is not obtained, the buyers may terminate the Equity Interest Purchase Agreement. Should the buyers exercise their option to purchase the additional 40% equity interest, and the Company’s shareholders approve the sale, the Company has the option to require the Buyers to purchase the remaining 20% equity interest for a purchase price of RMB 2,500,000.  As of this report date, the Company did not exercise the option to repurchase the equity interest of the Target Companies.

The buyers consist of a group of 25 natural persons, all of whom are P.R.C. citizens, including Wen Sha, Jun Wang and Xudong Wang, managers of the Company’s subsidiaries engaged in the PHE segment of its business, and Huajuan Ai and Yingkai Wang, the Company’s Corporate Secretary and Acting Chief Accountant, respectively.  Huajuan Ai, Wen Sha, Jun Wang and Xudong Wang are also principals in Northtech Holdings Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of SmartHeat’s U.S. parent, its subsidiaries Heat HP and Heat PHE, and their subsidiaries Taiyu, SanDeKe, SmartHeat Siping, Jinhui, SmartHeat Investment, SmartHeat Shenyang Energy, SmartHeat Trading, Ruicheng, SmartHeat Germany and SmartHeat Shenyang Heat Pump, which are collectively referred to as the “Company.” All significant intercompany accounts and transactions were eliminated in consolidation. After the sale of 40% equity interest of Taiyu, Siping, Shengyang Energy, Ruicheng and Xinrui (See Note 9) on December 30, 2013, the Company now owns 60% of Taiyu, Siping and Shenyang Energy, and 30.6% of Ruicheng, which will be accounted for by equity method accounting.

Equity Method Investee

In April 2012, the Company invested $722,700 to establish XinRui. The Company owns 46% of XinRui and accounts for this investment under the equity method of accounting (ASC 323-30). The Company recorded its investment at original cost. This investment will increase with income and decrease for dividends and losses that accrue to the Company. After 40% equity interest sale on December 30, 2013, the Company now owns 30.6% of Ruicheng (See Note 9) and 27.6% of XinRui.  For accounting purposes, Ruicheng assets and liabilities were not consolidated as at December 31, 2013 while its income and expenses remain part of the consolidated financial statements as the change in ownership interest may not change financials results substantially between December 30, 2013 and December 31, 2013. Similarly for XinRui, the equity method investment income was recorded using 46% ownership interest for the year ended December 31, 2013, as the change in ownership interest may not change financials results substantially between December 30, 2013 and December 31, 2013 (See Note 9).  The Company recorded $400,941 and $441,550 loss on sale of 40% equity interest of Xinrui and Ruicheng, respectively.

Noncontrolling Interest

The Company follows Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 810, “Consolidation,” which established new standards governing the accounting for and reporting of noncontrolling interests (“NCIs”) in partially owned consolidated subsidiaries and the loss of control of subsidiaries. Certain provisions of this standard indicate, among other things, that NCIs, previously referred to as minority interests, be treated as a separate component of equity, not as a liability, as was previously the case, that increases and decreases in the parent’s ownership interest that leave control intact be treated as equity transactions rather than as step acquisitions or dilution gains or losses and that losses of a partially owned consolidated subsidiary be allocated to the NCI even when such allocation might result in a deficit balance. This standard also required changes to certain presentation and disclosure requirements. Losses attributable to the NCI in a subsidiary may exceed the NCI’s interests in the subsidiary’s equity. The excess attributable to the NCI is attributed to those interests. The NCI shall continue to be attributed its share of losses even if that attribution results in a deficit NCI balance.

After the sale of 40% equity interest of Taiyu, Siping, Shengyang Energy, Ruicheng and Xinrui (See Note 9) on December 30, 2013, the Company now owns 60% of Taiyu, Siping and Shenyang Energy, and 30.6% of Ruicheng and 27.6% of Xinrui. For accounting purposes net loss of Taiyu, Siping, Shenyang Energy were not allocated to noncontrolling interest between December 30, 2013 and December 31, 2013, as the change in ownership interest may not change financial results substantially between December 30, 2013 and December 31, 2013.

Use of Estimates

In preparing the financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates, required by management, include the recoverability of long-lived assets, allowance for doubtful accounts and the reserve for obsolete and slow-moving inventories. Actual results could differ from those estimates.

Cash and Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  As of December 31, 2013 and 2012, the Company maintained restricted cash deposit in several bank accounts for the purposes described below.

	2013	2012
	(In millions)
Support of performance guarantee	$1.16	$0.62
Support of bank acceptance	1.29	0.37
Support of letter of credit	0.008	-
Total restricted cash - current	$2.46	$0.99
Performance guarantee -- noncurrent	$0.14	$0.04

The following table presents in U.S. dollars (“USD”) the amount of cash and equivalents held by the Company as of December 31, 2013 and 2012, based on the jurisdiction of deposit. The Company’s U.S. parent holds cash and equivalents in U.S. bank accounts denominated in USD.

	United States	China	Germany	Total
December 31, 2013	$251,461	$11,326,282	$2,024,656	$13,602,399
December 31, 2012	$82,479	$15,311,830	$2,941,854	$18,336,163

Accounts and Retentions Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Based on historical collection activity, the Company had allowances of $48.25 million and $28.2 million at December 31, 2013 and 2012, respectively.

At December 31, 2013, and 2012, the Company had retentions receivable from customers for product quality assurance of $4.44 and $4.23 million, respectively. The retention rate varies from 5% to 20% of the sales price with variable terms from 3 to 24 months depending on the shipping date, and for PHE Units, the customer acceptance date, of the products and the number of heating seasons that the warranty period covers.

Accounts receivable is net of unearned interest of $26,655 and $12,532 at December 31, 2013 and 2012, respectively. Unearned interest is imputed interest on accounts receivable with due dates over 1 year from the invoice date discounted at the Company’s borrowing rate of 6.15% at December 31, 2012. The Company did not record additional unearned interest during 2013 due to no long-term accounts receivable.

Bad Debt Allowance

The Company records approximately 50% of accounts receivable aged over 180 days from the payment due date and 100% accounts receivable aged over 360 days from the payment due date as bad debt allowance.  Management of the Company’s subsidiaries further analyzes each individual customer for which it was taken a bad debt allowance to further assess the likelihood of collectability.  Customers which are either state-owned or have a history of support from the state, or larger companies with long operating histories, that management of the Company’s subsidiaries believe the chance of non-payment will be remote, are excluded for the purpose of calculating bad debt allowance.

Advance to Suppliers

The Company makes advances to certain vendors to purchase raw material and equipment for production. The advances are interest-free and unsecured.

Inventories

Inventories are valued at the lower of cost or market, with cost determined on a moving weighted-average basis. The difference is recorded as a cost of goods sold, if the current market value is lower than their historical cost.  In addition, the Company makes an inventory impairment provision analysis at each period end for inventory held over 360 days. Cost of work in progress and finished goods comprises direct material, direct labor and an allocated portion of production overheads.

Certain raw materials, such as stainless steel products, plates, shims, gaskets, and pump valves, require longer than normal procurement periods, or “lead times,” with some procurement periods running longer than six months. To guarantee availability of raw materials for production and sales, the Company’s subsidiaries, based on historical sale patterns, estimate and purchase material for the upcoming period.

As part of inventory impairment analysis, the Company performs an evaluation of raw materials stored over one year and not anticipated to be consumed, and an evaluation of potential impairment to the quality of these raw materials. If management anticipates that obsolete raw materials in inventory can be utilized and will be consumed within the next six months through new customer orders or substitute orders, no impairment is recorded. The Company collects information about delayed and canceled contracts and met with affected customers to discuss their financing situation and their projections of future orders. Finished goods manufactured for delayed and canceled contracts that the Company does not expect to be reinstated and contracts for which the Company has been unable to find substitute customers become impaired.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method with a 10% salvage value and estimated lives as follows:

Buildings	20 years
Vehicles	5 years
Office equipment	5 years
Production equipment	5-10 years

Land Use Rights

Right to use land is stated at cost less accumulated amortization. Amortization is provided using the straight-line method over 50 years.

Impairment of Long-Lived Assets

Long-lived assets, which include tangible assets, such as property, plant and equipment, goodwill and other intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets to be held and used is measured by comparing the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized based on the excess of the carrying amount over the fair value (“FV”) of the assets. FV generally is determined using the asset’s expected future discounted cash flows or market value, if readily determinable. The Company evaluates goodwill and intangible assets with indefinite lives for impairment annually using a two-step approach (codified in FASB ASC Topic 350). Based on this valuation approach, the Company concluded that the goodwill balance of $2.08 million for SmartHeat Germany was impaired as of December 31, 2012, as discussed under Goodwill below. Based on its review, the Company believes that, as of December 31, 2013, and 2012, there were no significant impairments of its other long-lived assets.

Warranties

The Company offers to all customers standard warranties on its products for one or two heating seasons depending on the terms negotiated. The Company accrues for warranty costs based on estimates of the costs that may be incurred under its warranty obligations. The warranty expense and related accrual is included in the Company’s selling expenses and other payables respectively, and is recorded when revenue is recognized. Factors that affect the Company’s warranty liability include the number of units sold, its estimates of anticipated rates of warranty claims, costs per claim and estimated support labor costs and the associated overhead. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

Activity in the Company’s warranty reserve from January 1, 2012, to December 31, 2013, is as follows:

	2013	2012
Beginning balance	$517,076	$515,812
Provisions	331,989	377,583
Actual costs incurred	(376,507)	(377,583)
Exchange rate	-	1,264
Ending balance in current liabilities (Note 13)	$472,558	$517,076

Research and Development Costs

Research and development (“R&D”) costs are expensed as incurred and included in general and administrative expenses. These costs primarily consist of cost of materials used, salaries paid for the Company’s development department and fees paid to third parties. R&D costs for the years ended December 31, 2013 and 2012, were $1,424,400 and $1,530,000, respectively.

Income Taxes

The Company utilizes Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes” (codified in FASB ASC Topic 740), which requires recognition of deferred tax assets and liabilities for expected future tax consequences of events included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company follows FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (codified in FASB ASC Topic 740). When tax returns are filed, it is likely that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50% likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination.

Interest associated with unrecognized tax benefits is classified as interest expense and penalties are classified as selling, general and administrative expense in the statements of operation. At December 31, 2013, the Company had not taken any significant uncertain tax position on its tax returns for 2012 or prior years, or in computing its tax provision for 2013.

Revenue Recognition

The Company’s revenue recognition policies comply with SEC Staff Accounting Bulletin (“SAB”) 104 (codified in FASB ASC Topic 605). Sales revenue is recognized when PHEs, heat meters and heat pumps are delivered, and for PHE Units when customer acceptance occurs, the price is fixed or determinable, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition met are recorded as unearned revenue under “Advance from customers.”

The Company’s sales generally provide for 30% of the purchase price on placement of an order, 30% on delivery, 30% upon installation and acceptance of the equipment after customer testing and 10% no later than the termination of the standard warranty period, which ranges from 3 to 24 months from the acceptance date.

Due to the slowdown of the Chinese economy and tightened monetary policy, and to attract and retain customers, the Company’s subsidiaries adjusted their contract and payment terms to permit more flexible and longer payment terms.

Sales revenue is the invoiced value of goods, net of value-added tax (“VAT”). All of the Company’s products sold in the PRC are subject to a VAT of 17% of gross sales price. This VAT may be offset by the VAT paid by the Company on raw materials and other materials purchased in China and included in the cost of producing the Company’s finished product. The Company recorded VAT payable and VAT receivable net of payments in the financial statements. The Company files VAT tax returns on line with PRC tax authorities and offsets the payables against the receivables. SmartHeat Germany, the Company’s German subsidiary, is subject to 19% VAT.

Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government. VAT taxes are not affected by the income tax holiday.

Sales returns and allowances were $0 for 2013 and 2012. The Company does not provide a right of return, price protection or any other concessions to its customers.

The Company provides a standard warranty to all customers, which is not considered an additional service; rather, an integral part of the product’s sale. The Company believes the existence of its standard product warranty in a sales contract does not constitute a deliverable in the arrangement and thus there is no need to apply the EITF 00-21 (codified in FASB ASC Topic 605-25) separation and allocation model for a multiple deliverable arrangement. SFAS 5 (codified in FASB ASC Topic 450) specifically addresses the accounting for standard warranties and neither SAB 104 nor EITF 00-21 supersedes SFAS 5. The Company believes that accounting for its standard warranty pursuant to SFAS 5 does not impact revenue recognition because the cost of honoring the warranty can be reliably estimated.

The Company charges for after-sales services provided after the expiration of the warranty period, with after-sales services mainly consisting of cleaning PHEs and repairing and exchanging parts. The Company recognizes such revenue when the service is provided. For 2013 and 2012, revenue from after-sales services after the expiration of the warranty period was $24,732 and $346,653, respectively, which was recorded in other income.

Cost of Goods Sold

Cost of goods sold (“COGS”) consists primarily of material costs and direct labor and manufacturing overhead that are directly attributable to the products. Write-down of inventories to the lower of cost or market is also recorded in COGS.  Company also records inventory reserve for inventories aging over 360 days to COGS.

Advance from Customers

The Company records payments received from customers in advance of their orders to advance account. These orders normally are delivered within a reasonable period of time based upon contract terms and customer demand.

Concentration of Credit Risk

Cash includes cash on hand and demand deposits in accounts maintained within China. Balances at financial institutions within China are not covered by insurance. The Company has not experienced any losses in such accounts.

Certain other financial instruments, which subject the Company to concentration of credit risk, consist of accounts and other receivables. The Company does not require collateral or other security to support these receivables. The Company conducts periodic reviews of its customers’ financial condition and customer payment practices to minimize collection risk on accounts receivable.

The operations of the Company are located primarily in China. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in China, as well as by the general state of the PRC economy.

Goodwill

Goodwill is the excess of purchase price and related costs over the value assigned to the net tangible and identifiable intangible assets of businesses acquired. In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets” (“Statement No. 142”), codified in ASC Topic 350, goodwill is not amortized but is tested for impairment, annually or when circumstances indicate a possible impairment may exist. Impairment testing is performed at a reporting unit level. An impairment loss generally would be recognized when the carrying amount of the reporting unit exceeds its FV with the FV of the reporting unit determined using discounted cash flow (“DCF”) analysis. A number of significant assumptions and estimates are involved in the application of the DCF analysis to forecast operating cash flows, including the discount rate, the internal rate of return and projections of realizations and costs to produce. Management considers historical experience and all available information at the time the FVs of its reporting units are estimated.

The excess of the purchase price for SmartHeat Germany over the FV of the net assets acquired of $5.1 million (EUR 3.69 million at acquisition date) was recorded as goodwill.

The Company performed an annual goodwill impairment assessment for SmartHeat Germany as of December 31, 2012. Based on this analysis, the Company concluded that the remaining goodwill balance of $2.08 million ($3.00 million was impaired in 2011) for SmartHeat Germany was impaired as of December 31, 2012. The goodwill impairment charge is non-cash. The goodwill impairment charge is not deductible for income tax purposes and, therefore, the Company has not recorded a corresponding tax benefit in 2012.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” codified in FASB ASC Topic 230, cash flows from the Company’s operations are calculated based upon the local currencies. As a result, amounts shown on the statement of cash flows may not necessarily agree with changes in the corresponding asset and liability on the balance sheet.

Basic and Diluted Earnings (Loss) per Share (EPS)

Basic EPS is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS is computed similarly, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Diluted EPS are based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to have been exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Basic and diluted shares outstanding are the same for 2013 and for 2012, because the common stock equivalent of the convertible securities outstanding, consisting of unexercised options issued to the Company’s directors and an officer, are anti-dilutive and, accordingly, were excluded from the computation of diluted loss per share. At December 31, 2013 and 2012, options to purchase 2,500 and 3,500 shares of common stock were outstanding and exercisable, respectively.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and equivalents, restricted cash, accounts receivable, accounts payable, accrued liabilities and short-term debt, the carrying amounts approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the FV of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines FV, and establishes a three-level valuation hierarchy for disclosures of FV measurement that enhances disclosure requirements for FV measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

•
Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 inputs to the valuation methodology are unobservable and significant to the FV measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

As of December 31, 2013 and 2012, the Company did not identify any assets and liabilities that are required to be presented on the balance sheet at FV.

Foreign Currency Translation and Comprehensive Income (Loss)

The accounts of the U.S. parent company are maintained in USD. The functional currency of the Company’s China subsidiaries is the Chinese Yuan Renminbi (“RMB”) and the functional currency of SmartHeat Germany, the Company’s subsidiary in Germany, is the Euro (“EUR”). The accounts of the China subsidiaries and German subsidiary were translated into USD in accordance with SFAS No. 52, “Foreign Currency Translation” (codified in FASB ASC Topic 830). According to SFAS No. 52, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholders’ equity was translated at the historical rates and statement of operations items were translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” (codified in FASB ASC Topic 220).

The RMB to USD exchange rates and EUR to USD exchange rates in effect as of December 31, 2013 and 2012, and the average exchange rates for the years ended December 31, 2013 and 2012 are as following.  The exchange rates used in translation from RMB to USD were published by State Administration of Foreign Exchange of the People’s Republic of China (“SAFE”). The exchange rates used in translation from EUR to USD were published by OANDA Rates.

	Average Exchange Rate		Balance Sheet Date
	For the Years Ended		Exchange Rate
	12/31/13	12/31/12	12/31/13	12/31/12
RMB - USD	6.2142	6.3125	6.0969	6.2855

EUR - USD	0.7530	0.7777	0.7263	0.7777

Stock-Based Compensation

The Company accounts for its stock-based compensation in accordance with SFAS No. 123R, “Share-Based Payment, an Amendment of FASB Statement No. 123” (codified in FASB ASC Topics 718 and 505). The Company recognizes in the income statement the grant date FV of stock options and other equity-based compensation issued to employees and non-employees.

Segment Reporting

FASB ASC Topic 280, Disclosures about Segments of an Enterprise and Related Information, requires use of the “management approach” model for segment reporting.  The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance.  Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

The Company has two operating segments: 1) plate heating equipment, meters and related products; and 2) heat pumps and related products.   These operating segments were determined based on the nature of the products offered.  Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker in deciding how to allocate resources and in assessing performance.  The Company's chief executive officer and acting chief accountant were identified as the chief operating decision makers.  The Company’s chief operating decision makers direct the allocation of resources to operating segments based on the profitability, cash flows, and other measurement factors of each respective segment.  Historically they were not segmented because the heat pump business was relatively small compared to the plate heating business and both businesses reported to the same executives; however, the Company’s Board and senior management determined that it is useful and efficient to analyze and manage these businesses separately starting from 2013.

The Company evaluates performance based on several factors, of which the primary financial measure is business segment income before taxes. The following table shows the operations of the Company's reportable segments for the years ended December 31, 2013 and 2012, and as of December 31, 2013 and 2012, respectively.

	Years Ended December 31,
	2013	2012

Revenue from unaffiliated customers:
Plate heating, meters and related	$38,882,321	$42,074,895
Heat pumps and related	5,959,011	5,797,898
Inter-segment elimination	(131,806)	(22,501)
Consolidated	$44,709,526	$47,850,292
Operating loss:
Plate heating, meters and related	$(35,186,493)	$(21,479,856)
Heat pumps and related	(2,886,815)	(6,435,921)
Corporation	(1,531,085)	(2,073,546)
Inter-segment elimination	1,055	-
Consolidated	$(39,603,338)	$(29,989,322)
Net loss:
Plate heating, meters and related	$(36,044,506)	$(22,379,983)
Heat pumps and related	(2,095,207)	(5,715,209)
Corporation	(2,384,090)	(1,121,889)
Inter-segment elimination	1,055	-
Consolidated	$(40,522,748)	$(29,217,082)
Depreciation and amortization:
Plate heating, meters and related	$1,537,002	$1,591,210
Heat pumps and related	511,846	300,875
Corporation	133,792	-
Consolidated	$2,182,640	$1,892,084
Total assets:
Plate heating, meters and related	$127,649,910	$152,830,853
Heat pumps and related	13,674,622	14,340,054
Corporation	4,282,942	4,031,567
Inter-segment elimination	(16,153,739)	(14,732,187)
Consolidated	$129,453,735	$156,470,287

New Accounting Pronouncements

In February 2013, the FASB issued ASU 2013-2, Comprehensive Income (ASC Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, the new ASU requires entities to disclose in a single location (either on the face of the financial statement that reports net income or in the notes) the effects of reclassifications out of accumulated other comprehensive income (AOCI). For items reclassified out of AOCI and into net income in their entirety, entities must disclose the effect of the reclassification on each affected net income item. For AOCI reclassification items that are not reclassified in their entirety into net income, entities must provide a cross-reference to other required U.S. GAAP disclosures. There is no change in the requirement to present the components of net income and other comprehensive income in either a single continuous statement or two separate consecutive statements.  The ASU does not change the items currently reported in other comprehensive income.

For public entities, the new disclosure requirements are effective for annual reporting periods beginning after December 15, 2012, and interim periods within those years (i.e., the first quarter of 2013 for entities with calendar year-ends). The ASU applies prospectively, and early adoption is permitted. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements.

As of December 31, 2013, there is no recently issued accounting standards not yet adopted that would have a material effect on the Company’s consolidated financial statements.

Reclassification

Certain prior year amounts were reclassified to conform to the manner of presentation in the current period, including the reclassification of credit line payable of $83,537 from other payables in the balance sheet, and reclassification of proceeds from credit line payable of $1,284,837 to financing activities from operating activities in the cash flow statement.

3. INVENTORIES

Inventories at December 31, 2013 and 2012, were as follows:

	2013	2012
Raw materials	$48,258,773	$38,829,405
Work in process	6,822,102	9,831,235
Finished goods	12,639,202	15,070,801
Total	67,720,077	63,731,441
Inventory allowance	(11,395,714)	(5,433,879)
Inventories, net	$56,324,363	$58,297,562

4. NOTES RECEIVABLE – BANK ACCEPTANCES

The Company sold goods to its customers and received commercial notes (bank acceptance) from them in lieu of payments for accounts receivable. The Company discounted the commercial notes with the bank or endorsed the commercial notes to vendors for payment of their own obligations or to get cash from third parties. Most of the commercial notes have a maturity of less than six months. As of December 31, 2013, the Company was contingently liable for the notes endorsed to vendors of $1.37 million.

5. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following at December 31, 2013 and 2012:

	2013	2012
Buildings	$4,980,184	$4,830,751
Production equipment	8,599,701	8,160,111
Office equipment	1,124,176	1,120,799
Vehicles	940,624	937,364
Total	15,644,685	15,049,025
Less: accumulated depreciation	(5,459,525)	(4,101,545)
Property & equipment, net	$10,185,160	$10,947,480

Depreciation for 2013 and 2012, was $1,482,500 and $1,275,000, respectively.

6. OTHER RECEIVABLES, PREPAYMENTS AND DEPOSITS

Other receivables, prepayments and deposits consisted of the following at December 31, 2013 and 2012, respectively:

	2013	2012
Advance to third parties	$10,059,572	$4,813,659
Deposit for public bids of sales contracts	758,465	1,397,375
Prepayment for freight, related, insurance, advertisement and consulting expenses	73,773	332,415
Other deposits	53,863	93,816
Advance to employees	926,441	729,422
Others	680,588	376,738
Total	12,552,702	7,743,425
Less: bad debt allowance	(9,908,180)	(1,276,145)
Other receivables (net), prepayments & deposits	$2,644,522	$6,467,280

Advance to third parties were short-term unsecured advances to unrelated parties with payment usually due within a year and includes an advance to SipingBeifang of RMB 22.13 million ($3.63 million) that is non-interest bearing and with due date extended to September 2014, and an advance to unrelated company of RMB 39.20 million ($6.43 million) that is non-interest bearing and will be collected by the end of June 2014. Deposits for public bidding represented the deposits for bidding on expected contracts, which will be returned to the Company after the bidding process is completed, usually within three to four months from the payment date. Prepayment for freight, related insurance expenses and advertisement represented prepaid shipping and freight insurance expenses for customers and is generally repaid upon customer receipt of products and prepaid advertising expense. Other deposits mainly consisted of deposits for rents, payroll expense and utilities. Advance to employees represented short-term loans to employees and advances for business trips and related expenses. Other receivables (consisting of advance to third parties and employees, deposit for public bids and others), prepayments and deposits are reimbursed or settled within 12 months.

7. INTANGIBLE ASSETS

Intangible assets consisted mainly of land use rights, trademarks, computer software, know-how technology, customer lists and covenants not to compete. All land in the PRC is government-owned and cannot be sold to any individual or company. However, the government grants the user a “land use right” to use the land. The Company acquired land use rights during 2005 for RMB 3,549,682 ($0.44 million). In June 2009, the Company acquired land use rights for $3.1 million from SipingBeifang. In November 2010, the Company’s subsidiary, SmartHeat Energy, acquired land use rights for $10.10 million. The Company has the right to use the land for 50 years and is amortizing such rights on a straight-line basis for 50 years.

Intangible assets consisted of the following at December 31, 2013 and 2012, respectively:

	Estimated Useful Life (In years)			2013	2012
Land use rights			50	$15,167,552	$14,712,441
Know-how technology	5	–	10	911,423	884,076
Customer lists			5	214841	208,395
Covenants not to compete			5	116,873	113,366
Software			5	680,049	590,344
Trademarks			7	298,549	289,591
Total				17,389,287	16,798,213
Less: accumulated amortization				(2,503,664)	(1,877,610)
Intangible assets, net				$14,885,623	$14,920,603

Amortization of intangible assets for the years ended December 31, 2013 and 2012, was $566,300 and $452,300, respectively. Annual amortization for the next five years from December 31, 2013, is expected to be $491,515, $460,940, $445,847, $438,158 and $386,002, and $12,368,273 thereafter.

8. CONSTRUCTION IN PROGRESS

The Company had construction in progress of $1.34 million at December 31, 2013, consisting of three ongoing projects.

1) SmartHeat Energy is building a factory for a total estimated cost of $9.00 million, of which the Company paid $0.46 million as of December 31, 2013 and 2012. The Company temporarily halted construction on this factory because of the current economic and market conditions in China.

2) SmartHeat Siping has a construction project of $36,000 for the laying of a foundation for its machinery installation. This foundation project will be completed by the end of June 2014.

3) Taiyu paid $0.83 million for equipment and installation, this project was completed in July 2013 and is in the stage of final inspection by the authority.  The Company expects to complete the inspection by the end of May 2014.

9. LONG TERM INVESTMENT

In April 2012, the Company invested $722,700 to establish XinRui. The Company owns 46% of XinRui and accounted for this investment under the equity method. The investment income from XinRui was $153,237 during the year ended December 31, 2013.

The unaudited condensed Statement of Income of XinRui for the year ended December 31, 2013 is below:

Net Revenue	$1,216,983
Cost of Revenue	(593,476)
Gross Profit	623,507
Operating expenses	149,276
Income from operations	474,231
Non-operating income	(22,549)
Income tax expense	(118,559)
Net Income	$333,123

On December 30, 2013, the Company sold 40% equity interest of XinRui and owns 27.6% of Xinrui after the sale (See Note 2). The investment of Xinrui after the sale was $612,808.

On January 7, 2011, the Company invested $771,600 for 51% of the equity in Ruicheng and sold 40% equity interest of Ruicheng on December 30, 2013, and owns 30.6% of Ruicheng after the sale (See Note 2). The investment of Xinrui after the sale was $321,997.

10. MAJOR CUSTOMERS AND VENDORS

One customer accounted for 10% of total sales for the year ended December 31, 2013. At December 31, 2013, total receivable from this customer was $1,286,257.

For the year ended December 31, 2012, no customer accounted for over 10% of the Company’s total sales.

For the years ended December 31, 2013 and 2012, no vendors accounted for over 10% of the Company’s total purchases.

11. TAXES RECEIVABLE

Taxes receivable consisted of the following at December 31, 2013:

2013
Income	$180,764
Value-added	787,293
Other	21,578
Total	$989,635

12. TAXES PAYABLE

Taxes payable consisted of the following at December 31, 2013 and 2012:

	2013	2012
Income	$516	$505,643
Value-added	160,118	101,195
Other	36,444	162,329
Total	$197,078	$769,167

13. ACCRUED LIABILITIES AND OTHER PAYABLES

Accrued liabilities and other payables consisted of the following at December 31, 2013 and 2012:

	2013	2012
Advance from third parties	$3,378,167	$68,068
Payable to Siping Beifang	2,306,184	1,947,808
Payable for equipment purchase	322,295	312,624
Payable to employees	-	219,977
Refund of land use right purchased	4,627,270	-
Others	1,738,241	1,248,877
Warranty reserve (See Note 2)	472,558	517,076
Accrued expenses	1,382,051	691,697
Total	$14,226,766	$5,006,127

Advances from third parties were short-term, non-interest-bearing advances from third parties due on demand.  Payable to Siping Beifang representing loans to them without interest and payable upon demand.  Refund of land use right previously purchased represented the partial refund received for the land use right Shenyang Energy purchased previously, but Shenyang Energy later decided to cancel the purchase. The local government approved such cancellation and refunded Shenyang Energy $4.63 million as of December 31, 2013, and is committed to refund Shenyang Energy the full purchase price of the land use right within a few years (See Note 7).  Shenyang Energy will make the ownership change of the land use right upon receiving the full amount of refund from the local authority. Others represented payables for the Company’s certain construction and installation projects, and miscellaneous expenses including postage, business insurance, employee benefits, project bidding fee, $213,149 for to-be-reimbursed expenses, and $25,000 to the Company’s audit committee chairman for performing market research for the HP products in North America. Accrued expenses mainly consisted of accrued payroll, interest and utility.

14. NOTES PAYABLE – BANK ACCEPTANCES

Notes payable represented the conversion of accounts payable into notes payable, which were issued by a bank. The Company deposited a portion of the acceptance amount into the bank as collateral. The terms of the notes range from 3-6 months and bear no interest. At December 31, 2013 and 2012, the Company deposited $1.30 million and $0.37 million with the bank as restricted cash for the bank issuing the notes (See note 2). The restricted cash is refundable when the notes are repaid.

15. LOANS PAYABLE

Short-Term Bank Loans

The Company was obligated for the following short-term loans as of December 31, 2013 and 2012:

	2013	2012	Subsidiary obligated
From a commercial bank in the PRC for RMB 50,000,000 entered into on February 17, 2012.The loan bore interest at 7.872% with maturity on January 16, 2013. The loan was repaid at maturity.	$-	$7,954,817	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on July 12, 2012. The loan bore interest at 7.87% with maturity on July 11, 2013. The loan was repaid at maturity.	-	1,590,963	Siping
From a commercial bank in the PRC for RMB 10,000,000 entered into on August 23, 2012. The loan bore interest at 6.30% with maturity on August 22, 2013. The loan was guaranteed by a third party. The loan was repaid at maturity.	-	1,590,963	Taiyu
From a commercial bank in the PRC for RMB 9,000,000 entered into on September 7, 2012. The loan bore interest at 6.3% with maturity on September 6, 2013. The loan was guaranteed by a third party. The loan was repaid at maturity.	-	1,431,867	Taiyu
From a commercial bank in the PRC for RMB 8,000,000 entered into on September 13, 2012. The loan bore interest at 6.3% with maturity on September 12, 2013. The loan was guaranteed by a third party. The loan was repaid at maturity.	-	1,272,771	Taiyu
From a commercial bank in the PRC for RMB 30,000,000 entered into on August 21, 2012. The loan bore interest at 6.6% with maturity on August 20, 2013. The loan was repaid at maturity.	-	4,772,890	Taiyu
From a commercial bank in the PRC for RMB 9,600,000 entered into on September 13, 2012. The loan bore interest at 6.6% with maturity on March 3, 2013. This loan was guaranteed by accounts receivable. The loan was repaid at maturity.	-	1,527,325	Taiyu
From a commercial bank in the PRC for RMB 13,344,190 entered into on June 26, 2012. The loan bore interest at 6.16% with maturity on January 18, 2014. The loan was repaid at maturity.	2,188,684	2,354,626	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on November 30, 2012. The loan bore interest at 7.87% with maturity on November 22, 2014. The loan was guaranteed by Taiyu.	1,640,178	1,590,963	Siping
From a commercial bank in the PRC for RMB 13,000,000 entered into on December 12, 2011. The loan bore interest at 6.65% with maturity on October 26, 2013. This loan was pledged with Taiyu’s building and land. This loan was repaid at maturity.	-	2,068,252	Taiyu
From a commercial bank in the PRC for RMB 40,000,000 entered into on March 11, 2013. The loan bore interest at 6.60% with maturity on March 10, 2014. The loan was guaranteed by Siping, HeatPump and management of Chinese subsidiaries.This loan was repaid at maturity.	6,560,711	-	Taiyu
From a commercial bank in the PRC for RMB 8,550,000 entered into on January 9, 2013. The loan bore interest at 6.00% with maturity on December 10, 2013. This loan was repaid at maturity.	-	-	Taiyu
From a commercial bank in the PRC for RMB 10,000,000 entered into on May 21, 2013. The loan bore interest at 6.60% with maturity on May 20, 2014.	1,640,178	-	Taiyu
From a commercial bank in the PRC for RMB 10,570,234 entered into on June 3, 2013. The loan bore interest at 6.16% with maturity on December 30, 2013. This loan was repaid at maturity.	-	-	Taiyu
From a commercial bank in the PRC for RMB 5,000,000 entered into on August 29, 2013. The loan bore interest at 7.20% with maturity on August 29, 2014. The loan was guaranteed by Taiyu.	820,089		Siping
From a commercial bank in the PRC for RMB 5,000,000 entered into on September 4, 2013. The loan bore interest at 7.20% with maturity on September 4, 2014. The loan was guaranteed by Taiyu.	820,089		Siping
From a commercial bank in the PRC for RMB 30,000,000 entered into on August 8, 2013. The loan bore interest at 6.90% with maturity on August 7, 2014.	4,920,533	-	Taiyu
From a commercial bank in the PRC for RMB 9,900,000 entered into on September 18, 2013. The loan bore interest at 6.0% with maturity on September 17, 2014. This loan was pledged by Taiyu’s accounts receivable.	1,623,776	-	Taiyu
From a commercial bank in the PRC for RMB 9,900,000 entered into on October 11, 2013. The loan bore interest at 6.0% with maturity on October 10, 2014. This loan was pledged by Taiyu’s accounts receivable.	1,623,776	-	Taiyu
From a commercial bank in the PRC for RMB 16,000,000 entered into on July 10, 2013. The loan bore interest at 6.0% with maturity on January 9, 2014. This loan was pledged by Taiyu’s accounts receivable. This loan was repaid at maturity.	2,624,285	-	Taiyu
TOTAL	$24,462,299	$26,155,437

Of the loans listed above that are guaranteed by a third party, the guarantees were provided by Liaoning Wugang Metal Trading Co., Ltd. (“Liaoning Wugang”), with a maximum guarantee of RMB 46 million ($7.32 million). The guarantee is for the loans entered from February 20, 2012 to August 16, 2013, with the guarantee length equal to the loan term; the guarantee service was extended for the loans entered or will be entered from September 18, 2013 to September 12, 2014 with the guarantee length equal to the loan term, the maximum guarantee amount was revised to RMB 44 million ($7.05 million).  The Company was not required to pay any guarantee fees. However, the Company has contracted to provide similar guarantees for up to RMB 20 million ($3.18 million) to Liaoning Guorui Commercial Trading Co., Ltd. (“Guorui”). The guarantee is for the loans entered from January 12, 2012 to January 11, 2013 with the guarantee length equal to the loan term, the Company does not require Guorui to pay any guarantee fees.  The Company did not extend the guarantee term for Guorui after January 11, 2013.  These arrangements are common to the banking industry in China, and there are no other relationships between the Company and Liaoning Wugang or Guorui, both of whom were referred to the Company by the lending bank.

Holding Company Credit Agreement – Credit Line Payable

On July 27, 2012, the Company, entered into a secured, revolving credit facility under the terms of a Secured Credit Agreement (the “Credit Facility” or the “Credit Agreement”) with Northtech Holdings Inc., a British Virgin Islands business corporation (“Northtech”), owned by certain members of the Company’s former management, James Wang, Rhett Wang and Wen Sha. Jane Ai, the Company’s Corporate Secretary is also a part owner of Northtech. As amended, the Credit Facility provides for borrowings of up to $2.5 million.

Borrowings under the Credit Facility are secured by the Company’s deposit accounts located in the United States, its trademarks in the PRC and 55% of its equity in each of its wholly-, directly owned subsidiaries.  An origination fee of 4% of the Committed Amount was accrued to Northtech upon the signing of the Credit Agreement. As amended, Borrowings bear interest of 10% annually, payable quarterly, and the Credit Facility matured on April 30, 2013.  At the Company’s option, the maturity date of the Credit Facility may be extended for up to four successive 9-month periods for an extension fee of 4% of the Committed Amount for each extension. Generally, borrowings may be prepaid at any time without premium or penalty, provided however that if the Company prepays any amount due under the Credit Facility from the proceeds of another instrument or agreement of indebtedness, the Company shall pay a 10% prepayment fee.  All amounts due under the Credit Facility may, at the Company’s option, be paid in either cash or restricted shares of the Company’s common stock.

On December 21, 2012, the Company entered into an amendment to the credit and security agreement, which (1) redefined the “average share price” to state that in no event would the average share price be lower than $0.50 or higher than $3.50; (2) raised the maximum credit line to $2.5 million; (3) changed the initial maturity date to April 30, 2014; (4) redefined the calculation of the Restricted Shares of common stock if repaid by Restricted Shares; (5) redefined the purpose of the proceeds of the credit line; (6) raised the security interest from  35% to 55% of the Company’s equity interests in each of its wholly, directly owned subsidiaries.

On June 25, 2013, the Board approved second amendment to the credit and security agreement and on August 23, 2013, the Company entered into second amendment to the credit and security agreement with Northtech, which redefined the “base rate”, and adjusted the base rate to 10% annually, compounded quarterly, effective January 1, 2013.  The Company delivered to Northtech 100,000 restricted shares of the Company’s common stock as an Amendment Fee (see Note 19), issued in September 2013, and pledged shares representing 55% security interest in each of its wholly-, directly-owned subsidiaries.

On December 21, 2012, the Company’s Board of Director (“BOD”) approved the issuance of 1,300,000 Restricted Shares of Common Stock to Northtech in cancellation of $1,301,300 of indebtedness under the Credit Facility.  The balance owing to Northtech under the Credit Agreement as of December 31, 2013 and 2012 was $1,396,378 and $83,537, respectively, and was recorded as a noncurrent obligation under ASC 470-10-45-12 through ASC 470-10-45-14 due to the Note being secured by 55% of the equity interest in each of HEAT PHE Inc. and HEAT HP Inc., and the Company’s option to repay the note by issuance of the Company’s shares. The Company amortized $73,589 of the $100,000 extension fee during the year ended December 31, 2013, $24,194 will be amortized in one year, the unamortized extension fee was recorded as prepaid expense. The Company amortized $31,315 of the $60,000 amendment fee during the year ended December 31, 2013, $28,685 will be amortized in one year, the unamortized amendment fee was recorded as prepaid expense.

The Company had $100,000 payable to a consulting firm that was paid by a third party on behalf of the Company during 2012, this payable to the third party was assumed by Northtech on August 23, 2013, in exchange for 200,000 shares of the Company’s common stock issued in September 2013, and payable for a credit line balance from Northtech.  The stock price was $0.60 on August 23, 2013, the Company recognized $20,000 loss for the settlement of this payable by shares with Northtech.

On March 26, 2014, the Company gave notice to Northtech pursuant to the terms of the Credit and Security Agreement between the Company and Northtech, dated July 27, 2012, as amended, extending the maturity date on the Credit Agreement from April 30, 2014 to January 3, 2015. The Company elected to pay the extension fee of 4% by issuing 200,000 shares of its common stock to Northtech. The terms of the Credit Agreement were previously approved by the Company's shareholders on December 11, 2012.

Long-Term Bank Loan

The Company entered into a long-term loan of $2,132,231(RMB 13 million) with China Construction Bank on November 30, 2013 with maturity on November 29, 2015. The interest rate for the loan is variable currently at 6.46%, and to be paid on the 20th of each month. This loan is guaranteed by Taiyu’s building and land.

16. DEFERRED TAX ASSET (LIABILITY)

Deferred tax asset (liability) represented differences between the tax bases and book bases of property and equipment and intangible assets arising from the acquisition of SanDeKe and SmartHeat Pump, and bad debt allowance and provision of inventory impairment booked by the Company which was not allowed per tax purpose. As of December 31, 2013 and 2012, deferred tax asset (liability) consisted of the following:

	2013	2012
Deferred tax asset - current (bad debt allowance)	$7,715,041	$5,147,303
Deferred tax asset - current (inventory allowance)	2,321,878	959,388
Deferred tax asset – current (allowance to other receivable)	2,099,125	-
Deferred tax asset – current (allowance for advance to supplier)	398,224	-
Deferred tax asset – current (reserve for warranty)	75,808	-
Less: valuation allowance	(12,610,076)	(6,106,691)
Deferred tax assets, net	$-	$-
Deferred tax liability - noncurrent (depreciation of fixed assets)	$(17,177)	$(93,054)

17. INCOME TAXES

The Company is subject to income taxes by entity on income arising in or derived from the tax jurisdiction in which each entity is domiciled. . The Company’s PRC subsidiaries file their income tax returns online with PRC tax authorities.

SmartHeat, the parent company, was incorporated in the U.S. and has net operating losses (“NOL”) for income tax purposes, which can be carried forward for up to 20 years from the year the loss is incurred. SmartHeat has NOL carry forwards for income taxes of approximately $7.25 million at December 31, 2013, which may be available to reduce future years’ taxable income. Management believes the realization of benefits from these losses remains uncertain due to SmartHeat’s limited operating history and continuing losses. Accordingly, a 100% deferred tax asset valuation allowance was provided.

Taiyu and SanDeKe are governed by the Income Tax Law of the PRC concerning privately-run enterprises, which are generally subject to tax at 25% on income reported in the statutory financial statements after appropriate tax adjustments. Under the Income Tax Law that became effective January 1, 2008, new high-tech enterprises given special support by the PRC government are subject to an income tax rate of 15%. Taiyu has been classified as a high-tech enterprise since 2009 and eligible for an income tax rate of 15% through 2013. The local PRC government reviews the high-tech status of such enterprises annually. The income tax rate for SanDeKe is 13% for 2012, because of its foreign-invested enterprise status, and its income tax rate increased to 24% in 2013.

SmartHeat Siping, Jinhui, SmartHeat Investment, SmartHeat Energy, SmartHeat Pump, Ruicheng and SmartHeat Trading are subject to the regular 25% PRC income tax rate. SmartHeat Germany is subject to a 15% corporate income tax in Germany.

Consolidated foreign pretax loss approximated $38.36 million and $27.95 million for 2013 and 2012, respectively. Pretax earnings of a foreign subsidiary are subject to U.S. taxation when effectively repatriated. The Company provides income taxes on the undistributed earnings of non-U.S. subsidiaries except to the extent those earnings are invested indefinitely outside the United States. At December 31, 2013, approximately 0.94 million of accumulated undistributed earnings of non-U.S. subsidiaries was invested indefinitely. At the existing U.S. federal income tax rate, additional taxes of $94,500 would have to be provided if such earnings were remitted currently.

The following table reconciles the U.S. statutory rates to the Company’s effective tax (benefit) rate for the years ended December 31, 2013 and 2012:

	2013	2012
U.S. statutory tax (benefit) rates	(34.0)%	(34.0)%
Tax rate difference	8.4%	8.6%
Effect of tax holiday	5.2%	6.5%
Permanent difference – goodwill impairment	-%	1.1%
Valuation allowance	20.3%	19.5%
Tax benefit per financial statements	(0.1)%	1.7%

The income tax (benefit) for the years ended December 31, 2013 and 2012, consisted of the following:

	2013	2012
Income tax expense - current	$26,612	$590,136
Income tax benefit - deferred	(77,269)	(96,512)
Total income tax (benefit) expense	$(50,657)	$493,624

18. STATUTORY RESERVES AND RESTRICTED NET ASSETS

The Company’s ability to pay dividends primarily depends on the Company receiving funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of the subsidiary’s retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries.

In accordance with the PRC Regulations on Enterprises with Foreign Investment and their articles of association, a foreign-invested enterprise (“FIE”) established in the PRC is required to provide certain statutory reserves, which are appropriated from net profit as reported in the FIE’s PRC statutory accounts. An FIE is required to allocate at least 10% of its annual after-tax profit to the surplus reserve until such reserve has reached 50% of its respective registered capital based on the FIE’s PRC statutory accounts. Appropriations to other funds are at the discretion of the board of directors for all FIEs. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Additionally, shareholders of an FIE are required to contribute capital to satisfy the registered capital requirement of the FIE. Until such contribution of capital is satisfied, the FIE is not allowed to repatriate profits to its shareholders, unless otherwise approved by the State Administration of Foreign Exchange. Taiyu, SanDeKe, SmartHeat Siping, Jinhui, SmartHeat Investment and Ruicheng were established as FIEs and therefore are subject to the above-mandated restrictions on distributable profits. As of December 31, 2013, the Company met all registered capital requirements for its FIEs except for SmartHeat Investment, for which the Company is committed to contribute an additional $40.00 million in registered capital by April 2015.

Additionally, in accordance with the Company Law of the PRC, a domestic enterprise is required to provide surplus reserve at least 10% of its annual after-tax profit until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. A domestic enterprise is also required to provide discretionary surplus reserve, at the discretion of the board of directors, from the profits determined in accordance with the enterprise’s PRC statutory accounts. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. SmartHeat Energy, SmartHeat Trading and SmartHeat Pump were established as domestic enterprises and therefore are subject to the above-mentioned restrictions on distributable profits.

As a result of these PRC laws and regulations that require annual appropriations of 10% of after-tax income to be set aside prior to payment of dividends as general reserve fund, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company as a dividend.

19. STOCKHOLDERS’ EQUITY

Stock Options to Independent Directors and Officer

On July 17, 2008, the Company granted non-statutory stock options to each of its two independent U.S. directors. The terms of each option are 1,000 shares at an exercise price per share of $46.00, with a life of five years and vesting over three years as follows: 333 shares vested on July 17, 2009; 333 shares vested on July 17, 2010; and 334 shares vested on July 17, 2011, subject in each case to the director continuing to be associated with the Company as a director. The options were valued using a volatility of 15%, risk-free interest rate of 2.76%, and dividend yield of 0%. No estimate of forfeitures was made as the Company has a short history of granting options. On July 31, 2009, one of the Company’s independent U.S. directors voluntarily retired. As such, he forfeited his right to his unvested options to purchase 667 shares. Upon his retirement as director, any vested portion of the grant remained exercisable for 90 days following retirement under the terms of the option grant. Accordingly, the 333 vested options expired unexercised as of October 29, 2009. The remaining 1,000 options were expired unexercised on July 16, 2013.

On February 1, 2010, the Company issued stock options to an officer. The terms of the options were 5,000 shares at an exercise price per share of $118.50, with a life of five years and vesting over two years as follows: 2,500 shares vested on June 30, 2011, and 2,500 shares vested on June 29, 2012. The options were valued using a volatility of 74%, risk free interest rate of 2.76%, and dividend yield of 0%. The grant-date FV of the options was $367,107. On May 25, 2012, the officer resigned from his position as VP of Strategy and Development of the Company, and was not entitled to the remaining unvested options. The remaining obligations of the Company to the officer were released pursuant to a severance agreement and mutual release.

Based on the FV method under SFAS No. 123 (Revised), “Share Based Payment” (“SFAS 123(R)”) (codified in FASB ASC Financial Instruments, Topic 718 & 505), the FV of each stock option granted is estimated on the date of the grant using the Black-Scholes option-pricing model. The Black-Scholes option-pricing model has assumptions for risk-free interest rates, dividends, stock volatility and expected life of an option grant. The risk-free interest rate is based upon market yields for U.S. Treasury debt securities at a maturity near the term remaining on the option. Dividend rates are based on the Company’s dividend history. The stock volatility factor is based on the historical volatility of the Company’s stock price. The expected life of an option grant is based on management’s estimate. The FV of each option grant to independent directors is calculated by the Black-Scholes method and is recognized as compensation expense over the vesting period of each stock option award.

Following is a summary of the option activity:

	Number of Shares	Average Exercise Price per Share	Weighted Average Remaining Contractual Term in Years
Outstanding at January 1, 2012	6,000	106.40	2.83
Exercisable at January 1, 2012	3,500	97.80	2.65
Granted	-	-	-
Exercised	-	-	-
Forfeited	2,500	118.50	-
Outstanding at December31, 2012	3,500	$97.80	1.65
Exercisable at December31, 2012	3,500	$97.80	1.65
Granted	-	-	-
Exercised	-	-	-
Forfeited	1,000	46.00	-
Outstanding at December 31, 2013	2,500	$118.5	1.34
Exercisable at December 31, 2013	2,500	$118.5	1.34

There were no options exercised during the years ended December 31, 2013 and 2012. The Company recorded $0 and $37,919 as compensation expense for stock options during the years ended December 31, 2013 and 2012, respectively.

Common Stock Issued

On October 10, 2012, the BOD approved the issuance of 300,000 shares of stock to a consulting firm at $0.05 per share in accordance with the restructuring agreement with the consulting firm (see “Restructuring Agreement with a Consulting Firm” below). The FV of the shares issued was $15,000 at the issuance date. The Company and the consulting firm mutually agreed in good faith that $0.05 per share was the FV of such restricted stock. The determination of FV was based on the market price of the Company’s common stock, the volatility of the market price, the irregularity of trading in the Company’s common stock, the absence of a stable trading market, the market’s concern of NASDAQ and SEC view toward “reverse merger companies,” the Company’s financial condition, the Company’s negative cash flow, the Company’s limited control over the management or operations of its subsidiaries, the Company’s commitment to fund substantial registered capital commitments to its subsidiaries, the transfer and sale restrictions applicable to the restricted stock, the restrictions on voting rights of such restricted stock, and limitations on the right to distributions on, and capital appreciation of, the restricted stock as the share could be bought back by the Company.

On December 11, 2012, at the Company’s shareholders’ annual meeting, the Company’s shareholders approved the issuance of 100,000 restricted shares of common stock to the Executive Olive Bialowons for $5,000 in accordance with the Executive Agreement. The FV of the shares issued was $5,000 at the issuance date. The FV of $0.05 per share was determined in accordance with the factors referenced above.

On December 18, 2012, the Company issued 77,625 restricted shares of common stock at $1.00 per share to subsidiary executive Xudong Wang to repay the outstanding principal and interest on promissory note of $77,625 (principal of $75,000 and accrued interest of $2,625), as approved by the BOD on December 14, 2012. The Company recorded $44,945 gain on settlement of debt and was included in other income. The stock price at the stock issuance date was $0.42; accordingly, the FV of the shares issued was $32,603 on such date.

The Company had $100,000 payable to a consulting firm that was paid by a third party on behalf of the Company during 2012, this payable to the third party was assumed by Northtech on August 23, 2013, for 200,000 shares of the Company’s common stock issued in September 2013.  The stock price was $0.60 on August 23, 2013, the Company recognized $20,000 loss for the settlement of this payable by shares with Northtech (see Note 15).

On June 25, 2013, the Board approved second amendment to the credit and security agreement and on August 23, 2013, the Company entered into second amendment to the credit and security agreement with Northtech, which redefined the “base rate”, and adjusted the base rate to 10% annually, compounded quarterly, effective January 1, 2013.  The Company delivered Northtech 100,000 restricted shares of the Company’s common stock as an Amendment Fee.  The FV of the stocks issued for the Amendment fee was $60,000 (See Note 15).

On September 17, 2013, the Company’s BOD approved the issuance of 100,000 restricted shares of common stock to Northtech for their consent to the Company to enter into an Equity Interest Purchase Agreement as contemplated by the stalking horse proposal and approved by the Company’s Board. The stock price on the approval date is $0.30, the fair value of the shares issued was $30,000. Under the terms of the Equity Interest Purchase Agreement, the buyers agreed to purchase 40% of the Company’s equity interests in the following PHE segment subsidiaries: SmartHeat Taiyu (Shenyang) Energy; SmartHeat Siping Beifang Energy Technology Co., Ltd.; SmartHeat (Shenyang Energy Equipment) Co. Ltd.; Hohot Ruicheng Technology Co., Ltd.; and Urumchi XinRui Technology Limited Liability Company (collectively, the “Target Companies”).  The purchase price is RMB 5,000,000 ($801,000), was paid by the buyers on December 30, 2013.

20. OTHER INCOME

The Company had net other income, of $1,314,945 and $2,643,786 for the years ended December 31, 2013 and 2012, respectively.  The net other income for the year ended December 31, 2013 consisted of income (net) from sales of raw material of $810,653, government subsidy of $457,717 and other non-operating income of $245,119, but offset by loss (net) from after-sales services of $198,544.  The other income of $2,643,786 for 2012 mainly consisted of income (net), from selling of raw material of $582,200; income from providing technical service of $450,700; income (net) from after-sales services of $186,730, gain on settlement of debts of $813,245 through issuance of shares, and insurance compensation of $496,260 for the fire loss.

21. COMMITMENTS

Executive Agreements

On July 10, 2012, SmartHeat entered into an agreement with Mr. Oliver Bialowons, the Company’s President, effective as of May 25, 2012 for a one-year term, and continued on a month-to-month basis thereafter, subject to termination by either party at any time. Mr. Bialowons was compensated at $20,000 per quarter during 2012 and $25,000 per quarter during 2013 and 2014. On December 11, 2012, the Company issued 100,000 restricted shares of common stock at $0.05 per share to the Oliver Bialowons in accordance with the Executive Agreement after the issuance was approved by the Company’s stockholders and Mr. Bilaowons paid consideration of $0.05 per share.

The shares are restricted from being sold or transferred to more than 10 persons or entities, until June 30, 2017. The Company has the option to repurchase the shares for $0.20 per share until January 31, 2013, $0.40 per share until September 30, 2013, $0.60 per share until June 30, 2014, and $0.80 per share until January 31, 2016.

Lease Agreements

The Company leased offices for its sales representative in several different cities under various one-year, non-cancellable and renewable operating lease agreements. Rental expense for the years ended December 31, 2013 and 2012, was $425,400 and $766,000, respectively.

Capital Contribution

The Company formed SmartHeat Investment on April 7, 2010, as an investment holding company with registered capital of $70 million to enable its establishment and investment in new businesses in China. Under PRC company law, registered capital must be used in the operations of the domestic company within its approved business scope. SmartHeat Investment was established as a separate subsidiary of the Company to allow allocation of capital to new businesses in China separate from its existing subsidiaries and operations. As a PRC investment holding company, the $70 million in approved registered capital of SmartHeat Investment is deemed a planned investment amount for the entity, not a traditional registered capital requirement under PRC corporate law. The Company contributed $30 million in capital to SmartHeat Investment on April 15, 2010, from proceeds of its public offering that closed on September 22, 2009. On April 12, 2010, SmartHeat Investment formed SmartHeat Energy, a wholly owned subsidiary in Shenyang with registered capital of $30 million, subsequently satisfied out of the registered capital of SmartHeat Investment, for the research, development, manufacturing and sale of energy products. As of December 31, 2013, the Company is committed to contributing the remaining $40 million in registered capital to SmartHeat Investment by April 2015. The Company may satisfy this contribution through cash flow provided by operations, sales of assets, such as physical assets, financial assets, or interests in its subsidiaries, and funds raised through offerings of its securities, if and when the Company determines such offerings are required, and at such time that the Company identifies a new acquisition, investment or business opportunity to be financed through SmartHeat Investment, although no specific investment candidate has been identified to date.

Restructuring Agreement with a Consulting Firm

On April 23, 2012, the Company entered into an agreement (“Agreement”) with Nimbus Restructuring Manager LLC (“Nimbus”), for advice on raising capital and restructuring the Company to maximize value for the benefit of all of the stockholders of the Company. The agreement ran to January 23, 2013.

Upon execution of the Agreement, the Company paid $200,000 as a deposit and a $50,000 advance for future expenses incurred by Nimbus. Additionally, the Company paid $70,000 per month for 6 months. An additional $600,000 is to be paid upon the completion of the Company’s restructuring to the satisfaction of the Board.

The Company also issued and sold to Nimbus 300,000 shares of the Company’s restricted common stock for $15,000, or $0.05 per share, the Company has the right to repurchase such shares for $0.20 per share until January 31, 2013, $0.40 per share until September 30, 2013, $0.60 per share until June 30, 2014, $0.80 per share until March 31, 2015 and $1.00 per share until January 31, 2016. On October 12, 2012, the Company issued 300,000 shares of stock to an affiliate of Nimbus at $0.05 per share in accordance with the restructuring agreement.

The Company shall reimburse Nimbus and its affiliates for all reasonable and appropriate out-of-pocket expenses actually incurred in performance of the services specified in the Agreement.

On May 9, 2013, the Company entered a Restated Restructuring Agreement with Nimbus, which was intended to be a legally binding restatement of the Restructuring Agreement entered on April 23, 2012. Pursuant to the Restated Restructuring Agreement, the term was extended for an additional 12 monthly periods until January 22, 2014. A monthly service fee of $30,000 is to be paid on the first day of each month for 10 months through November 2013. In addition, a $300,000 termination fee will be paid on the earlier of the expiration of the stated term or the termination by the Company.

On September 18, 2013, the Company entered Amendment #1 to the Restated Restructuring Agreement with Nimbus, pursuant to the Amendment, the service term was revised after the initial expiration date of January 23, 2013, for an extension of 10 additional month until November 2013, and thereafter extended for 4 additional months until March 2014.  The termination fee of $300,000 will be paid in 4 equal monthly payments of $75,000 each commencing in December 2013 and running through March 2014 or on the earlier of the expiration of the Stated Term or the earlier termination by the Company.

22. CONTINGENCIES

Certain of the Company’s bank loans were guaranteed for repayment by a third party. The guarantee term is same as the loan term and the Company is not required to pay for this guarantee service as the Company provides the same guarantee service to loans of the third party. As of December 31, 2013 and 2012, the Company has signed a contract to provide guarantees of up to RMB 0 and RMB 20 million ($3.18 million) in loans for the third party, respectively (See Note 15 – Loans Payable).

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments in China and foreign currency exchange. The Company’s results may be adversely affected by changes in PRC government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad and rates and methods of taxation, among other things.

The Company’s sales, purchases and expense transactions in China are denominated in RMB and all of the Company’s assets and liabilities in China are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current PRC law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

Legal Proceedings

On August 31, 2012, a putative class action lawsuit, Steven Leshinsky v. James Wang, et. al., which purported to allege federal securities law claims against the Company and certain of its former officers and directors, was filed in the United States District Court for the Southern District of New York.  Thereafter, two plaintiffs filed competing motions to be appointed lead plaintiff in the proceeding.  A lead plaintiff was appointed and an amended complaint was filed on January 28, 2013, by the Rosen Law Firm. The amended complaint included Oliver Bialowons, our President, and Michael Wilhelm, our former Chief Financial Officer, as defendants in the proceeding though they were not officers of the Company during the alleged class period. A second amended complaint was filed on April 8, 2013, under the caption Stream Sicav, DharanendraRai et al. v. James Jun Wang, SmartHeat, Inc. et al., removing Messrs. Wilhelm and Bialowons as defendants.  The second amended complaint alleges two counts against the Company, both for violations of the federal securities laws arising from alleged insider sales or management sales of securities and alleged false disclosures relating to those sales. On May 8, 2013, we filed a motion to dismiss the second amended complaint on the grounds that, among other things, the plaintiffs did not, in fact, allege that a member of our senior management team had sold their shares. The motion to dismiss was subsequently denied and the court set a discovery and class briefing schedule. On March 17, 2014 the court, denied, the lead plaintiff's motion for class certification, without prejudice to move again for such certification pending (1) the resolution of Halliburton Co. v. Erica P. John Fund, Inc., No. 13-317 (U.S. 2014)by the Supreme Court of the United States regarding the viability of the efficient market theory andthe plaintiffs’ claim that reliance, and therefore injury, can be determined on a classwide basis and(2) defendants' compliance with their discovery obligations.

23. CONDENSED FINANCIAL INFORMATION OF U.S. PARENT

SmartHeat Inc. is a holding company and owns no operating assets and has no significant operations independent of its subsidiaries. Set forth below are condensed financial statements of SmartHeat Inc. (U.S. Parent) on a stand-alone, unconsolidated basis as of December 31, 2013 and 2012.

CONDENSED BALANCE SHEETS

	2013	2012

ASSETS

Cash and equivalents	$251,461	$82,479
Investment in subsidiaries	43,777,097	107,327,917
Other current assets	3,830,224	3,083,928
TOTAL ASSETS	$47,858,782	$110,494,324

LIABILITIES AND STOCKHOLDERS' EQUITY

Accrued liabilities and other payables	$3,562,896	$1,982,870

STOCKHOLDERS' EQUITY:
Common stock	$6,133	$5,733
Additional paid-in capital	81,901,266	103,607,559
Statutory reserve	5,389,056	5,396,014
Other comprehensive income	8,991,270	11,273,497
Retained earnings	(51,991,839)	(11,771,349)
Total stockholders' equity	44,295,886	108,511,454
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$47,858,782	$110,494,324

CONDENSED STATEMENTS OF OPERATIONS

Operating expenses
General and administrative expenses	$1,531,085	$2,073,546

Loss from operations	(1,531,085)	(2,073,546)

Non-operating income (expenses)	(1,006,242)	809,246

Equity loss in subsidiaries	(37,985,421)	(27,952,782)

Total non-operating loss	(38,991,663)	(27,143,536)

Loss before income tax	(40,522,748)	(29,217,082)

Income tax	-	-

Net loss	$(40,522,748)	$(29,217,082)

CONDENSED STATEMENTS OF CASH FLOWS

	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(40,522,748)	$(29,217,082)
Adjustments to reconcile net loss to net cash used in operating activities:

Stock-based compensation	-	37,919
Stock issued for consulting service	-	75,000
Shares issued for loan consenting fee	30,000	-
Loss (Gain) on settlement of debt	20,000	(813,245)
Amortization of loan origination and extension fee	102,477	-
Amortization of loan amendment fee paid by shares	31,315	-
Equity loss in subsidiaries	37,985,421	27,952,782
Loss on sale of equity interest	842,491	-
Increase in current assets	-	880,750
Increase in current liabilities	367,185	2,001,959

Net cash (used in) provided by operating activities	(1,143,858)	918,083

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in subsidiaries	-	(2,422,800)

CASH FLOWS FROM FINANCING ACTIVITIES:
Credit line payable	1,312,841	1,284,837
Proceeds from issuance of common stock	-	20,000

Net cash provided by financing activities	1,312,841	1,304,837

NET INCREASE (DECREASE) IN CASH & EQUIVALENTS	168,982	(199,880)

CASH & EQUIVALENTS, BEGINNING OF YEAR	82,479	282,359

CASH & EQUIVALENTS, END OF YEAR	$251,461	$82,479

24. SUBSEQUENT EVENTS

On March 27, 2014, SmartHeat Inc. received notice pursuant to the Equity Interest Purchase Agreement, dated October 10, 2013, whereby the buyers thereunder exercised their option to purchase an additional 40% of the equity interests in the following PHE segment subsidiaries from the Company: SmartHeat Taiyu (Shenyang) Energy; SmartHeat Siping Beifang Energy Technology Co., Ltd.; SmartHeat (Shenyang Energy Equipment) Co. Ltd.; Hohot Ruicheng Technology Co., Ltd.; and Urumchi XinRui Technology Limited Liability Company (collectively, the "Target Companies"). The closing of transaction will be scheduled to occur after satisfaction of the conditions set forth in the Equity Interest Purchase Agreement, including, without limitation, approval of the transaction by a majority of the Company's shareholders entitled to vote.

On March 26, 2014, the Company gave notice to Northtech Holdings, Inc. pursuant to the terms of the Credit and Security Agreement between the Company and Northtech, dated July 27, 2012, as amended, extending the maturity date on the Credit Agreement from April 30, 2014 to January 3, 2015. The Company elected to pay the extension fee of 4% by issuing 200,000 shares of its common stock to Northtech. The terms of the Credit Agreement were previously approved by the Company's shareholders on December 11, 2012.

On March 27, 2014, The Compensation Committee of the Board approved to grant certain individuals the Company’s common stock in recognition of their valuable services to the Company and its subsidiaries in 2013. The individual and number of shares granted is as follows:100,000 shares to Bialowons, 50,000 shares to Jane Ai, 50,000 shares to Rhett Wang and 50,000 shares to Ken Scipta. The stock price is $0.13 on grant date, and the FV of the shares granted at the grant date is $32,500.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMARTHEAT INC.
(Registrant)
Date: April 14, 2014	By:	/s/ Oliver Bialowons
Oliver Bialowons President (Principal Executive Officer)

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Oliver Bialowons his or her attorney-in-fact for him or her in any and all capacities, to sign any amendments to this Annual Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Oliver Bialowons	President and Director	April 14, 2014
Oliver Bialowons	(Principal Executive Officer)

/s/ Yingkai Wang	Acting Chief Accountant	April 14, 2014
Yingkai Wang	(Principal Financial and Accounting Officer)

/s/ Kenneth Scipta	Director	April 14, 2014
Kenneth Scipta

/s/ Weiguo Wang	Director	April 14, 2014
Weiguo Wang

/s/ Xin Li	Director	April 14, 2014
Xin Li

/s/ Qingtai Kong	Director	April 14, 2014
Qingtai Kong

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EXHIBIT INDEX

Exhibit No.	Description
2.1
Share Exchange Agreement and Plan of Reorganization by and among SmartHeat Inc., Shenyang Taiyu Electronic & Machinery Co., Ltd. and the Shareholders of Shenyang Taiyu Electronic & Machinery Co., Ltd., dated April 14, 2008 (Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 18, 2008)

2.2
Articles of Exchange between Shenyang Taiyu Electronic & Machinery Co., Ltd. and SmartHeat Inc., dated April 14, 2008 (Incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on April 18, 2008)

2.3
Articles of Merger between Pacific Goldrim Resources, Inc. and SmartHeat Inc., dated April 14, 2008 (Incorporated herein by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on April 18, 2008)

3.1	Articles of Incorporation (Incorporated herein by reference to Exhibit 3.1 to the Company’s Form SB-2 filed on December 22, 2006)
3.2	Amended and Restated By-Laws adopted April 15, 2008 (Incorporated herein by reference to Exhibit 3(ii) to the Company’s Current Report on Form 8-K filed on October 16, 2008)
3(ii).2	Amended and Restated Bylaws of the Company, effective November 23, 2012
3.3
Certificate of Amendment to Articles of Incorporation, filed January 19, 2012, effective February 6, 2012 (Incorporated herein by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K filed on January 20, 2012)

4.1	Specimen Stock Certificate (Incorporated herein by reference to Exhibit 4.1 of Amendment No. 2 to the Company’s Registration Statement on Form S-1/A filed on February 4, 2009)
10.1#
English Translation of Employment Agreement between Shenyang Taiyu Machinery & Electronic Co., Ltd. and Jun Wang, dated January 1, 2008 (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 18, 2008)

10.2#
English Translation of Employment Agreement between Shenyang Taiyu Machinery & Electronic Co., Ltd. and Zhijuan Guo, dated January 1, 2008 (Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 18, 2008)

10.3
Certificate of Appointment by Sondex A/S of Shenyang Taiyu Machinery & Electronic Co., Ltd. as Authorized Dealer in China, dated March 2006 and letter naming Shenyang Taiyu Machinery & Electronic Co., Ltd. as Dealer of North China, dated May 5, 2006 (Incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 18, 2008)

10.4
Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations between SmartHeat Inc. and PGR Holdings, Inc., dated April 14, 2008 (Incorporated herein by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on April 18, 2008)

10.5
Stock Purchase Agreement between Jason Schlombs and SmartHeat Inc., dated April 14, 2008 (Incorporated herein by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on April 18, 2008)

10.6	Form of Registration Rights Agreement (Incorporated herein by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on July 11, 2008)
10.7
English Translation of Share Exchange Agreement dated September 25, 2008, between SmartHeat Inc. and Asialink (Far East) Limited (Incorporated by reference to Exhibit 10.13 of Amendment No. 1 to the Company’s Registration Statement on Form S-1/A filed on December 12, 2008)

10.8
English Translation of the Asset Acquisition Agreement, dated May 27, 2009, by and between Shenyang Taiyu Machinery & Electronic Co., Ltd. and Siping Beifang Heat Exchanger Manufacture Co., Ltd. (Incorporated herein by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on May 29, 2009)

10.9
English Translation of the Amended and Restated Asset Purchase Agreement, dated June 16, 2009, by and between Shenyang Taiyu Machinery & Electronic Co., Ltd. and Siping Beifang Heat Exchanger Manufacture Co., Ltd. (Incorporated herein by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K/A filed on June 16, 2009)

10.10#
Employment Agreement, dated February 1, 2010, between SmartHeat Inc. and Xudong Wang (Incorporated herein by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed on February 3, 2010)

10.11	SmartHeat, Inc. 2010 Equity Incentive Plan (Incorporated herein by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 16, 2010)
10.12	Credit and Security Agreement by and between SmartHeat Inc. and Northtech Holdings, dated July 27, 2012

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10.13	December 2012 Amendment to the Credit and Security Agreement between SmartHeat Inc., and Northtech Holdings, Inc., dated December 21, 201
10.14
August 2013 Amendment to the Credit and Security Agreement between SmartHeat Inc. and Northtech Holdings Inc., dated August 23, 2013 (Incorporated herein by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on August 6, 2010)

10.15	Assignment and Assumption Agreement between SmartHeat Inc., and Northtech Holdings Inc., dated August 23, 2013(Incorporated herein by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on August 6, 2010)
10.16	Assignment Agreement between SmartHeat Inc. and Heat HP, Inc., dated August 23, 2013(Incorporated herein by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on August 6, 2010)
10.17	Assignment Agreement between SmartHeat Inc. and Heat PHE, Inc., dated August 23, 2013(Incorporated herein by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed on August 6, 2010)
10.18	Equity Interest Purchase Agreement by and between SmartHeat Inc. and the Buyers, dated October 10, 2013 (Incorporated herein by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed on October 10, 2010)
21.1†	Subsidiaries of the Registrant
24.1†	Power of Attorney (Included on the Signature Page of this Annual Report on Form 10-K)
31.1†	Certification of Principal Executive Officer pursuant to Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2†	Certification of Principal Financial Officer pursuant to Exchange Act Rules 13a-14(a) and 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1‡	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as signed by the Chief Executive Officer
32.2‡	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as signed by the Chief Financial Officer
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

#           Indicates management contract or compensatory plan, contract or arrangement.
†           Filed herewith.
‡           Furnished herewith.

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